As filed with the Securities and Exchange Commission on February 27, 2008

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM N - CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                    Investment Company Act File No. 811-04815

                                Ultra Series Fund
                             5910 Mineral Point Road
                                Madison, WI 53705
                                 (608) 238-5851
             (Registrant's Exact Name, Address and Telephone Number)

                                 Pamela M. Krill
                            Associate General Counsel
                                CUNA Mutual Group
                             5910 Mineral Point Road
                                Madison, WI 53705
                     (Name and Address of Agent for Service)

                       -----------------------------------

Date of fiscal year end:       December 31, 2007

Date of reporting period:      December 31, 2007

ITEM 1. REPORTS TO STOCKHOLDERS

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the "1940 Act") appears beginning on the following page.

================================================================================
 LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

[PHOTO OF DAVID P. MARKS]

David P. Marks

Dear Investor:

I am pleased to present the 2007 annual report on the Ultra Series Fund. During a year that proved to be very difficult in the financial markets, the Ultra Series Fund posted generally good returns across most of the investment sectors and styles. The three newest funds - the Target Retirement 2020, 2030 and 2040 Funds - completed their first calendar quarter of performance at the close of the year and, albeit short-term, we hope you are as pleased with their results as we are. Capitalizing on the asset allocation and fund selection skills that have driven the early success of the Target Retirement funds and the long-term success of the MEMBERS Capital Advisors (MCA) Managed Account Program, effective January 1, 2008, we have engaged this management team to apply the same consistent disciplines to our Target Allocation Funds.

In 2007, neither stock investors nor bond investors were immune to the subprime mortgage market crisis and the resulting liquidity crunch that could impact financial markets at least for the near term. A falling U.S. Dollar, higher oil prices and inflationary concerns added to market unease that extended well beyond the financial sector. The investment professionals managing your investments are working diligently to identify prevailing risks and prudently choose stocks and bonds that present sound investment opportunities in this environment. The reports that follow this letter provide insight on each fund's performance and portfolio position.

With genuine gratitude for his exemplary service, we must announce that Larry Halverson, Managing Director - Equities, retired from MCA at the end of 2007 and will retire as a Trustee of the Ultra Series Fund in February 2008. Larry has served the company very well for more than 20 years, and is one of those rare individuals who is able to blend technical expertise with human wisdom and apply them for the benefit of MCA, CUNA Mutual Group, and credit union managers and members. While Larry cannot be replaced, we are confident we will be able to find very qualified individuals to assume his varied responsibilities.

Your long-term success as an investor in the Ultra Series Fund is our top priority. We project that 2008 will be a very volatile year in the U.S. economy, and with a presidential election in the offing, change will create uncertainty. With that in mind, we are conscious of trying to preserve value and limit any potential downside versus our benchmarks. We appreciate the confidence you have placed in us as managers of your assets and we vow to be good stewards in this role. Please call me directly with any questions you may have.

Sincerely,

/s/ David P. Marks

David P. Marks, CFA
President

                         Not part of the Annual Report.

--------------------------------------------------------------------------------

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                      This page is left blank intentionally

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

================================================================================
 TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                            PAGE
                                                                            ----

FUND PERFORMANCE REVIEWS
         Conservative Allocation Fund.....................................      2
         Moderate Allocation Fund.........................................      4
         Aggressive Allocation Fund.......................................      6
         Bond Fund........................................................      8
         High Income Fund.................................................     10
         Diversified Income Fund..........................................     12
         Large Cap Value Fund.............................................     14
         Large Cap Growth Fund............................................     16
         Mid Cap Value Fund...............................................     18
         Mid Cap Growth Fund..............................................     20
         Small Cap Value Fund.............................................     22
         Small Cap Growth Fund............................................     24
         Global Securities Fund...........................................     26
         International Stock Fund.........................................     28
         Target Retirement 2020 Fund......................................     30
         Target Retirement 2030 Fund......................................     32
         Target Retirement 2040 Fund......................................     34

PORTFOLIOS OF INVESTMENTS
         Conservative Allocation Fund.....................................     36
         Moderate Allocation Fund.........................................     37
         Aggressive Allocation Fund.......................................     38
         Money Market Fund................................................     39
         Bond Fund........................................................     40
         High Income Fund.................................................     46
         Diversified Income Fund..........................................     52
         Large Cap Value Fund.............................................     59
         Large Cap Growth Fund............................................     62
         Mid Cap Value Fund...............................................     67
         Mid Cap Growth Fund..............................................     72
         Small Cap Value Fund.............................................     74
         Small Cap Growth Fund............................................     76
         Global Securities Fund...........................................     79
         International Stock Fund.........................................     82
         Target Retirement 2020 Fund......................................     88
         Target Retirement 2030 Fund......................................     89
         Target Retirement 2040 Fund......................................     90

FINANCIAL STATEMENTS
         Statements of Assets and Liabilities.............................     92
         Statements of Operations.........................................     96
         Statements of Changes in Net Assets..............................    100
         Financial Highlights.............................................    107

NOTES TO FINANCIAL STATEMENTS.............................................    116
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...................    127
OTHER INFORMATION.........................................................    128
TRUSTEES AND OFFICERS.....................................................    133

NONDEPOSIT INVESTMENT PRODUCTS ARE NOT FEDERALLY INSURED, INVOLVE INVESTMENT RISK, MAY LOSE VALUE AND ARE NOT OBLIGATIONS OF OR GUARANTEED BY THE CREDIT UNION. For more complete information about the Ultra Series Fund, including charges and expenses, request a prospectus from your registered representative or from CUNA Mutual Insurance Society, 2000 Heritage Way, Waverly, IA 50677. Consider the investment objectives, risks, and charges and expenses of the investment carefully before investing. The prospectus contains this and other information about the investment company. For more current performance information, please call 1-800-798-5500. Current performance may be lower or higher than the performance data quoted within. Past performance does not guarantee future results.

--------------------------------------------------------------------------------

================================================================================
 CONSERVATIVE ALLOCATION FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

For the twelve months ended December 31, 2007, the Ultra Series Conservative Allocation Fund provided a return of 3.92%. During this period, large cap domestic equities and investment grade bonds returned 5% to 7%. International equities rose more than 10%, however small cap stocks and real estate suffered losses for the year. Within domestic equities, the growth style of investing outperformed the value style across all ranges of market capitalization.

Several of the fund's individual holdings gained more than 10% in 2007, including MEMBERS International Stock Fund, MEMBERS Large Cap Growth Fund, Vanguard Emerging Markets, and Columbia Marsico Focused Equity. In the fixed income component of the fund, the investment grade bond portfolios returned approximately 5% for the year, while MEMBERS High Income Fund earned 3%.

During the year, the only significant change in fund investments was the substitution of the State Street Global Advisors Prime money market fund for the modestly lower yielding MEMBERS Cash Reserves Fund. Within each fund, of course, the fund managers are making portfolio changes as each deems appropriate to capitalize on developing opportunities.

After several years of underperformance by higher quality, lower risk investments across the equities and fixed income markets, investors appeared to be experiencing growing concerns regarding the economy and the markets as the year drew to a close. These periods of waning investor confidence and swooning markets are inevitable, and are why conservative investing makes sense for many people. Though not impervious to market setbacks, the fund is designed to cushion such declines thereby preserving investment values better than more aggressive funds while providing good long-term returns.

MEMBERS Capital Advisors, Inc. - Adviser

                 SECTOR ALLOCATION AS
              A PERCENTAGE OF NET ASSETS
              AS OF DECEMBER 31, 2007(1)

           [PIE CHART OF SECTOR ALLOCATION]

Debt Securities                                   55%
Equity Securities                                 22%
Money Market Securities and Other Net Assets      12%
Alternative Asset Classes                          6%
Foreign Securities                                 5%

                     [END CHART]

                   PORTFOLIO HOLDINGS AS
            A PERCENTAGE OF TOTAL MARKET VALUE
                AS OF DECEMBER 31, 2007(2)

Western Asset Intermediate Bond Portfolio              19%
Dodge & Cox Income Fund                                19%
SSGA Prime Money Market Fund                           12%
MEMBERS Bond Fund, Class Y                             11%
MEMBERS Large Cap Growth Fund, Class Y                 11%
MEMBERS Large Cap Value Fund, Class Y                   8%
Cohen & Steers Institutional Realty Shares, Inc.        6%
MEMBERS International Stock Fund, Class Y               5%
MEMBERS High Income Fund, Class Y                       5%
Columbia Marsico Focused Equities Fund, Class Z         4%

(1) The industry classification method used for purposes of this report may differ from the industry subclassification(s) used for Trust compliance purposes.
(2) Each underlying fund has its own risks and investment strategies. A copy of each fund's financial statements is available at no cost on the EDGAR Database on the SEC's website at www.sec.gov.

--------------------------------------------------------------------------------
2

================================================================================
 CONSERVATIVE ALLOCATION FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

        CUMULATIVE PERFORMANCE OF $10,000 INVESTMENT SINCE INCEPTION(1,4)

                        [CHART OF CUMULATIVE PERFORMANCE]

                   CONSERVATIVE          MERRILL LYNCH
                  ALLOCATION FUND         U.S. DOMESTIC          CONSERVATIVE
                  CUSTOM INDEX(2)        MASTER INDEX(3)        ALLOCATION FUND
 6/30/2006            $10,000                $10,000                $10,000
12/31/2006             10,701                 10,550                 10,734
12/31/2007             11,398                 11,306                 11,155

                            [END CHART]

AVERAGE ANNUAL TOTAL RETURN THROUGH DECEMBER 31, 2007(4)

                                                                   Since         EXPENSE RATIO(6)
                                                     1 Year     Inception(5)      GROSS    NET
                                                     ------     ------------     ------- --------
CONSERVATIVE ALLOCATION FUND                         3.92%          7.52%         1.01%    0.91%
Conservative Allocation Fund Custom Index(2)         6.51           9.07           NA       NA
Merrill Lynch U.S. Domestic Master Index(3)          7.17           8.49           NA       NA

     NA Not Applicable. Index returns do not reflect fees or expenses.
(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index.
(2) The Conservative Allocation Fund Custom Index consists of 55% Merrill Lynch U.S. Domestic Master Index, 30% Russell 1000(R) Index, and 15% 90-Day U.S. Treasury Bills. A description of the Merrill Lynch U.S. Domestic Master Index is set forth below. The Russell 1000(R) Index is a large-cap market index which measures the performance of the 1,000 largest U.S. companies based on total market capitalization.
(3) The Merrill Lynch U.S. Domestic Master Index is broad-based measure of the total rate of return performance of the U.S. investment-grade bond markets. The index is a capitalization-weighted aggregation of outstanding U.S. treasury, agency and supranational mortgage pass-through, and investment-grade corporate bonds meeting specified selection criteria.
(4) Fund returns are calculated after fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and variable life insurance contracts that invest in the fund, as described in the Prospectus. If these fees, charges, or expenses were included, fund returns would have been lower. Fund returns also assume that dividends and capital gains are reinvested in additional shares of the fund. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. The fund's past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For fund performance data current to the most recent month-end, please call 1-800-798-5500. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.
(5) The fund commenced investment operations on June 30, 2006. The since inception index returns are also from June 30, 2006.
(6) The expense ratio is based on estimated expenses to be incurred by the fund, as described in the current Prospectus. If a net figure is disclosed, this reflects the fund's actual expense ratio after taking into account the investment adviser's contractual agreement to reduce its management fees from 0.30% to 0.20% until at least April 30, 2008.

--------------------------------------------------------------------------------

================================================================================
 MODERATE ALLOCATION FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

For the twelve months ended December 31, 2007, the Ultra Series Moderate Allocation Fund provided a return of 5.56%. During this period, large cap domestic equities and investment grade bonds both returned 5% to 7%. International equities rose more than 10%, however small cap stocks and real estate suffered losses for the year. Within domestic equities, the growth style of investing outperformed the value style across all ranges of market capitalization.

Several of the fund's individual holdings gained more than 10% in 2007, including MEMBERS International Stock Fund, MEMBERS Large Cap Growth Fund, Vanguard Emerging Markets, and Columbia Marsico Focused Equity. In the fixed income component of the fund, the investment grade bond portfolios returned approximately 5% for the year, while MEMBERS High Income Fund earned 3%.

During the year, the fund replaced the MEMBERS Cash Reserves Fund with the higher yielding State Street Global Advisors Prime money market fund. In December, the Thornburg International and American Beacon Large Cap Value equity funds were added to the roster of underlying funds, complementing the existing MEMBERS funds in those styles. Within each underlying fund, of course, the fund managers are making portfolio changes as each deems appropriate to capitalize on developing opportunities.

Late in the year, the fund began to benefit from its focus on higher quality assets as the markets reflected growing economic and market concerns among investors. The fund's great diversity of asset classes and styles, managers, and individual securities should serve long-term investors well as the markets go through their inevitable, yet impossible to precisely predict, cycles of optimism and pessimism, interrupted only occasionally by brief periods of objectivity.

MEMBERS Capital Advisors, Inc. - Adviser

                 SECTOR ALLOCATION AS
              A PERCENTAGE OF NET ASSETS
               AS OF DECEMBER 31, 2007(1)

           [PIE CHART OF SECTOR ALLOCATION]

Equity Securities                                 47%
Debt Securities                                   29%
Foreign Securities                                14%
Money Market Securities and Other Net Assets       5%
Alternative Asset Classes                          5%

                     [END CHART]

                  PORTFOLIO HOLDINGS AS
            A PERCENTAGE OF TOTAL MARKET VALUE
                AS OF DECEMBER 31, 2007(2)

Western Asset Intermediate Bond Portfolio             12%
MEMBERS Large Cap Growth Fund, Class Y                11%
MEMBERS Bond Fund, Class Y                            10%
MEMBERS Large Cap Value Fund, Class Y                  8%
MEMBERS Mid Cap Growth Fund, Class Y                   8%
MEMBERS High Income Fund, Class Y                      7%
MEMBERS International Stock Fund, Class Y              6%
Thornburg International Value Fund                     6%
SSGA Prime Money Market Fund                           5%
Columbia Marsico Focused Equities Fund, Class Z        5%
MEMBERS Small Cap Growth Fund, Class Y                 5%
Cohen & Steers Institutional Realty Shares, Inc.       5%
MEMBERS Mid Cap Value Fund, Class Y                    4%
MEMBERS Small Cap Value Fund, Class Y                  3%
American Beacon Large Cap Value Fund                   3%
Vanguard Emerging Markets ETF                          2%

(1) The industry classification method used for purposes of this report may differ from the industry subclassification(s) used for Trust compliance purposes.
(2) Each underlying fund has its own risks and investment strategies. A copy of each fund's financial statements is available at no cost on the EDGAR Database on the SEC's website at www.sec.gov.

--------------------------------------------------------------------------------
4

================================================================================
 MODERATE ALLOCATION FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

        CUMULATIVE PERFORMANCE OF $10,000 INVESTMENT SINCE INCEPTION(1,4)

                 [CHART OF CUMULATIVE PERFORMANCE]

                                          MODERATE ALLOCATION         MODERATE
              RUSSELL 1000(R) INDEX(3)    FUND CUSTOM INDEX(2)    ALLOCATION FUND
 6/30/2006            $10,000                   $10,000               $10,000
12/31/2006             11,216                    10,976                10,987
12/31/2007             11,864                    11,688                11,598

                            [END CHART]

AVERAGE ANNUAL TOTAL RETURN THROUGH DECEMBER 31, 2007(4)

                                                                   Since          EXPENSE RATIO(6)
                                                     1 Year     Inception(5)      GROSS     NET
                                                     ------     ------------     ------- --------
MODERATE ALLOCATION FUND                             5.56%         10.34%         1.21%    1.11%
Moderate Allocation Fund Custom Index(2)             6.49          10.91           NA       NA
Russell 1000(R) Index(3)                             5.77          12.01           NA       NA

     NA Not Applicable. Index returns do not reflect fees or expenses.
(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index.
(2) The Moderate Allocation Fund Custom Index consists of 50% Russell 1000(R) Index, 30% Merrill Lynch U.S. Domestic Master Index, 10% MSCI EAFE Index and 10% 90-Day U.S. Treasury Bills. A description of the Russell 3000(R) Index is set forth below. The Merrill Lynch U.S. Domestic Master Index is a broad-based measure of the total rate of return performance of the U.S. investment-grade bond markets. The index is a capitalization-weighted aggregation of outstanding U.S. treasury, agency and supranational mortgage pass-through, and investment-grade corporate bonds meeting specified selection criteria. The MSCI EAFE (Europe, Australasia & Far East) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.
(3) The Russell 1000(R) Index is a large-cap market index which measures the performance of the 1,000 largest companies in the Russell 3000(R) Index (the Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization).
(4) Fund returns are calculated after fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and variable life insurance contracts that invest in the fund, as described in the Prospectus. If these fees, charges, or expenses were included, fund returns would have been lower. Fund returns also assume that dividends and capital gains are reinvested in additional shares of the fund. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. The fund's past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For fund performance data current to the most recent month-end, please call 1-800-798-5500. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.
(5) The fund commenced investment operations on June 30, 2006. The since inception index returns are also from June 30, 2006.
(6) The expense ratio is based on estimated expenses to be incurred by the fund, as described in the current Prospectus. If a net figure is disclosed, this reflects the fund's actual expense ratio after taking into account the investment adviser's contractual agreement to reduce its management fees from 0.30% to 0.20% until at least April 30, 2008.

--------------------------------------------------------------------------------

================================================================================
 AGGRESSIVE ALLOCATION FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

For the twelve months ended December 31, 2007, the Ultra Series Aggressive Allocation Fund provided a return of 7.69%. During this period, large cap domestic equities and investment grade bonds both returned 5% to 7%. International equities rose more than 10%, however small cap stocks and real estate suffered losses for the year. Within domestic equities, the growth style of investing outperformed the value style across all ranges of market capitalization.

Several of the fund's individual holdings gained more than 10% in 2007, including MEMBERS International Stock Fund, MEMBERS Large Cap Growth Fund, Vanguard Emerging Markets, and Columbia Marsico Focused Equity. The real estate and small cap value fund holdings produced negative returns for the year. The fund holds no long-term fixed income positions.

In December, the Thornburg International and American Beacon Large Cap Value equity funds were added to the roster of underlying funds, complementing the existing MEMBERS funds in those styles. Within each underlying fund, of course, the fund managers are making portfolio changes as each deems appropriate to capitalize on developing opportunities.

The fund's strategic allocation target remains at essentially 100% equities, but this equity exposure is diversified among nine asset classes (ranging from large-cap value to emerging market stocks) and 12 funds, which are managed by seven different investment management firms and 12 different lead managers. So, the fund provides well diversified equity exposure, but only equity exposure; it is not a fully diversified allocation fund of the type that often includes various fixed income asset classes in addition to equities. We continue to believe, however, that a diversified exposure to stocks from domestic and international markets will most likely continue to provide investors with superior long-term returns.

MEMBERS Capital Advisors, Inc. - Adviser

                 SECTOR ALLOCATION AS
              A PERCENTAGE OF NET ASSETS
              AS OF DECEMBER 31, 2007(1)

           [PIE CHART OF SECTOR ALLOCATION]

Equity Securities                                 67%
Foreign Securities                                28%
Alternative Asset Classes                          4%
Money Market Securities and Other Net Assets       1%

                     [END CHART]

                  PORTFOLIO HOLDINGS AS
            A PERCENTAGE OF TOTAL MARKET VALUE
                AS OF DECEMBER 31, 2007(2)

MEMBERS Large Cap Growth Fund, Class Y                14%
MEMBERS International Stock Fund, Class Y             12%
Thornburg International Value Fund                    12%
MEMBERS Mid Cap Growth Fund, Class Y                  11%
MEMBERS Large Cap Value Fund, Class Y                  9%
MEMBERS Mid Cap Value Fund, Class Y                    8%
MEMBERS Small Cap Growth Fund, Class Y                 7%
MEMBERS Small Cap Value Fund, Class Y                  7%
Columbia Marsico Focused Equities Fund, Class Z        6%
American Beacon Large Cap Value Fund                   5%
Vanguard Emerging Markets ETF                          4%
Cohen & Steers Institutional Realty Shares, Inc.       4%
SSGA Prime Money Market Fund                           1%

(1) The industry classification method used for purposes of this report may differ from the industry subclassification(s) used for Trust compliance purposes.
(2) Each underlying fund has its own risks and investment strategies. A copy of each fund's financial statements is available at no cost on the EDGAR Database on the SEC's website at www.sec.gov.

--------------------------------------------------------------------------------
6

================================================================================
 AGGRESSIVE ALLOCATION FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

        CUMULATIVE PERFORMANCE OF $10,000 INVESTMENT SINCE INCEPTION(1,4)

                 [CHART OF CUMULATIVE PERFORMANCE]

               AGGRESSIVE ALLOCATION       AGGRESSIVE        RUSSELL 3000(R)
                FUND CUSTOM INDEX(2)     ALLOCATION FUND        INDEX(3)
 6/30/2006            $10,000                $10,000             $10,000
12/31/2006             11,467                 11,249              11,206
12/31/2007             12,435                 12,115              11,782

                            [END CHART]

AVERAGE ANNUAL TOTAL RETURN THROUGH DECEMBER 31, 2007(4)

                                                                   Since         EXPENSE RATIO(6)
                                                     1 Year     Inception(5)      GROSS    NET
                                                     ------     ------------     -------  -------
AGGRESSIVE ALLOCATION FUND                           7.69%         13.58%         1.36%    1.26%
Aggressive Allocation Fund Custom Index(2)           8.44          15.56           NA       NA
Russell 3000(R) Index(3)                             5.14          11.50           NA       NA

     NA Not Applicable. Index returns do not reflect fees or expenses.
(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index.
(2) The Aggressive Allocation Fund Custom Index consists of 55% Russell 1000(R) Index, 22% MSCI EAFE Index, 15% Russell 2000(R) Index, and 8% MSCI Emerging Markets Index. The Russell 1000(R) Index is a large-cap market index which measures the performance of the 1,000 largest companies in the Russell 3000(R) Index (see definition below). The Russell 2000(R) Index is a small-cap market index which measures the performance of the remaining 2,000 companies in the Russell 3000(R) Index. The MSCI EAFE (Europe, Australasia & Far East) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI Emerging Markets
     Index is a free-float adjusted market capitalization index that measures equity performance in global emerging markets.
(3) The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents
     98% of the investable U.S. equity market.
(4) Fund returns are calculated after fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and variable life insurance contracts that invest in the fund, as described in the Prospectus. If these fees, charges, or expenses were included, fund returns would have been lower. Fund returns also assume that dividends and capital gains are reinvested in additional shares of the fund. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. The fund's past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For fund performance data current to the most recent month-end, please call 1-800-798-5500. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.
(5) The fund commenced investment operations on June 30, 2006. The since inception index returns are also from June 30, 2006.
(6) The expense ratio is based on estimated expenses to be incurred by the fund, as described in the current Prospectus. If a net figure is disclosed, this reflects the fund's actual expense ratio after taking into account the investment adviser's contractual agreement to reduce its management fees from 0.30% to 0.20% until at least April 30, 2008.

--------------------------------------------------------------------------------

================================================================================
 BOND FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

Over the twelve months ended December 31, 2007, the broad bond market as represented by the Merrill Lynch U.S. Domestic Master Index returned 7.17% and the average peer earned 5.63%. The Ultra Series Bond Fund earned 5.05% (Class A shares at net asset value).

While a slight overgeneralization, this year consisted of two distinctly different market periods. From January 2007 through June 2007, the market was generally stable and spread products (non-Treasury issues) performed well with the exception of securities backed by subprime mortgages. The period from June 2007 through December 2007 exhibited significant volatility and dramatic underperformance of all spread products. Over this 12-month period, the yield curve moved from slightly inverted (short-term rates higher than longer-term rates) to a positive slope of approximately 1.00% between the two- and ten-year treasury notes. This, along with increasing credit concerns late in the year, resulted in investment grade and high yield corporate bonds returning less than Treasuries by 4.41% and 6.86%, respectively.

The largest negative impact on the performance of the fund was its exposure to subprime mortgages. Our investment in Goldman Sachs' Alternative Mortgage Products Trust alone cost the fund over 0.80% of return, and two other subprime issues (Park Place and Wells Fargo) cost it over 0.20%. Absent the underperformance of these securities, the fund would have performed in line with the average peer and, gross of fees, in line with the broad market. While being underweight in the high yield sector hurt the fund through the first half of the year, it was a primary contributor to positive performance over the entire period.

Sector weightings on the whole were not a major performance factor for the fund other than subprime. However, overweighting of asset-backed securities and commercial mortgage-backed securities, sectors that historically outperformed in times of credit uncertainty, were negative. Being underexposed to investment grade corporates was a significant positive, and the fund owned generally the right corporates being slightly overweight the better performing subsectors (industrials and utilities) while significantly underweighting the worst (financials). All of the underperformance in the residential mortgage sector occurred after volatility began increasing in June. The fund had held a neutral weighting from last fall through early spring, then paydowns were allowed to create an underweight to this sector in the spring and through the rest of the year, protecting the fund somewhat from the sector's erosion which occurred from June through December.

Security selection generally benefited fund returns this year. Several asset-backed securities and commercial mortgage-backed securities significantly outperformed even though the sectors underperformed. We had generally good security selection in the mortgage sector, particularly some of the higher coupon mortgages. A number of corporates performed well, most notably a position in Rogers Communication that was purchased when our analyst discerned the bond would be called at a very high price. It was called, and provided a return of 9% in a matter of several months. Additionally, several good sales were executed. Home builder Pulte and Mexico's oil company Pemex were sold near their tightest spreads before the turmoil commenced.

Not all selections were opportune, of course, especially a Student Loan Marketing Association issue purchased in the spring, not long before a leveraged buyout was announced.

The fund's yield curve posture was a modest net positive. While the portfolio was close to a neutral position most of the year, we ended the year with a small "bullet" in position - meaning we were overweight in the mid-maturity bonds (around 5 years) and underweight the short and long maturities - and have benefited marginally from the steepening of the yield curve. Duration posture was not a factor for the year. It had a positive contribution in late spring, but an offsetting negative contribution in the late summer and early fall.

We remain concerned about the turmoil in the mortgage-related credit markets, but have minimal exposure to this area and believe the fund is well positioned as this crisis plays out in the months ahead.

MEMBERS Capital Advisors, Inc. - Adviser

   SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS
               AS OF DECEMBER 31, 2007(1)

           [PIE CHART OF SECTOR ALLOCATION]

U.S. Government and Agency Obligations            31%
Corporate Notes and Bonds                         27%
Mortgage Backed                                   26%
Commercial Mortgage Backed                         9%
Cash and Other Net Assets                          3%
Asset Backed                                       3%
Private Label Mortgage Backed                      1%

                     [END CHART]

(1) The industry classification method used for purposes of this report may differ from the industry subclassification(s) used for Trust compliance purposes.

--------------------------------------------------------------------------------
8

================================================================================
 BOND FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

                CUMULATIVE PERFORMANCE OF $10,000 INVESTMENT(1,3)

                 [CHART OF CUMULATIVE PERFORMANCE]


                  MERRILL LYNCH
                  U.S. DOMESTIC
                  MASTER INDEX(2)        BOND FUND
12/31/1997           $10,000              $10,000
12/31/1998            10,887               10,620
12/31/1999            10,783               10,698
12/31/2000            12,047               11,565
12/31/2001            13,050               12,527
12/31/2002            14,408               13,598
12/31/2003            15,002               14,012
12/31/2004            15,653               14,484
12/31/2005            16,054               14,848
12/31/2006            16,749               15,442
12/31/2007            17,949               16,222

                            [END CHART]

AVERAGE ANNUAL TOTAL RETURN THROUGH DECEMBER 31, 2007(3)

                                                                                                    EXPENSE
                                                   1 Year     3 Years     5 Years     10 Years      RATIO(4)
                                                   -------------------------------------------      --------
BOND FUND                                           5.05%       3.85%      3.59%        4.96%        0.56%
Merrill Lynch U.S. Domestic Master Index(2)         7.17        4.66       4.49         6.02           NA

     NA Not Applicable. Index returns do not reflect fees or expenses.
(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index.
(2) The Merrill Lynch U.S. Domestic Master Index is a broad-based measure of the total rate of return performance of the U.S. investment-grade bond markets. The index is a capitalization-weighted aggregation of outstanding U.S. treasury, agency and supranational mortgage pass-through, and investment-grade corporate bonds meeting specified selection criteria.
(3) Fund returns are calculated after fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and variable life insurance contracts that invest in the fund, as described in the Prospectus. If these fees, charges, or expenses were included, fund returns would have been lower. Fund returns also assume that dividends and capital gains are reinvested in additional shares of the fund. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. The fund's past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For fund performance data current to the most recent month-end, please call 1-800-798-5500. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.
(4) The expense ratio is based on expenses incurred by the fund, as described in the current Prospectus.

--------------------------------------------------------------------------------

================================================================================
 HIGH INCOME FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

For the year ended December 31, 2007, the Ultra Series High Income Fund returned 2.29%, outperforming the Merrill Lynch U.S. High Yield Master II Index, which returned 2.19%.

In 2007, the high yield market was effectively split into two very distinct phases. For the first five months of the year, the high yield sector was very much in favor. The market rallied, yield spreads tightened to near record levels, and risky securities led the total return parade. However, the onset of the subprime debacle and the subsequent ripple effects caused investors to stop buying risk and in fact many investors began liquidating risk from their portfolios during the second half of the year. The returns for the high yield market mirrored this sentiment as the Merrill Lynch High Yield Master II index generated a 4.82% return for the first 5 months of 2007 and posted a decline of 2.51% for the last 7 months of the year. For the full year, high yield generated a total return of 2.19%. High yield default rates hit an all-time low of 0.88% in December, but the market viewed this as a lagging indicator and focused instead on the possibility of a sharp increase in defaults in 2008. Fundamental credit considerations did not entirely drive valuations in 2007. Rather, it was poor liquidity, the collapse of the collateralized loan obligation new issue market and good old-fashioned fear that contributed to the market's decline. Poor liquidity represents the biggest problem currently plaguing the high yield market. Traders have been unable or unwilling to commit their firms' "precious capital" to support the tenuous market. When trading desks are losing money, they do not want to commit capital unless a "matched" buyer is on the other side of a "riskless" transaction. This void in the market has created a gap in valuations whenever a seller appears. Within this void, even good credits have come under pressure on little or no volume. But unlike an equity security, which may never return to its original cost, bonds should return to par if the issuer pays interest and principal on time. Therefore, price fluctuations are sometimes evidence of fear rather than specific deterioration of credit fundamentals.

The fund benefited during the year from its zero exposure to the homebuilding, consumer finance and real estate sectors. A significant underweight in the automotive sector and positive credit selection in the cable industry also benefited performance during the year. Performance was also enhanced by positive credit selection and an underweight in lower rated securities (i.e., triple-C rated securities). The fund's performance relative to the benchmark was negatively affected by weaker than expected performance in the gaming, forestry/paper, and drug retail sectors.

The high yield market faces many challenges in 2008. The U.S. economy is clearly weakening, recession concerns are mounting, commodity price increases are stoking inflation worries, default rates are expected to increase and the backlog of leveraged new issues is still significant. However, high yield spreads, the incremental yield that investors receive for investing in this riskier asset class, have also widened out significantly over the past several months. The ability to differentiate credit problems from credit opportunities will be critical in navigating the high yield market in 2008. We continue to seek investment opportunities in well-managed companies, positioned in less economic sensitive industries, and with strong credit fundamentals. We believe our credit driven, cautious and conservative strategy should outperform the benchmark in a difficult credit environment.

MEMBERS Capital Advisors, Inc. - Adviser

Shenkman Capital Management, Inc. - Subadviser

      SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS
                 AS OF DECEMBER 31, 2007(1)

Health Care                                             9%
Gaming                                                  8%
Support Services                                        8%
Oil and Gas                                             7%
Cash and Other Net Assets                               6%
Telecommunications                                      6%
Utilities                                               4%
Non Food and Drug Retailers                             4%
Consumer Products                                       4%
Automotive                                              4%
Media - Diversified and Services                        4%
Media - Cable                                           4%
Printing and Publishing                                 4%
Media - Broadcasting                                    3%
General Industrial and Manufacturing                    3%
Forestry/Paper                                          2%
Technology                                              2%
Metals and Mining                                       2%
Beverage/Food                                           2%
Environmental                                           2%
Transportation                                          2%
Chemicals                                               2%
Apparel/Textiles                                        1%
Food and Drug Retailers                                 1%
Packaging                                               1%
Hotels                                                  1%
Restaurants                                             1%
Building Materials                                      1%
Aerospace/Defense                                       1%
Leisure and Entertainment                               1%
Investment Management                                   0%*

  *  Rounds to 0%
(1) The industry classification method used for purposes of this report may differ from the industry subclassification(s) used for Trust compliance purposes.

--------------------------------------------------------------------------------
10

================================================================================
 HIGH INCOME FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

        CUMULATIVE PERFORMANCE OF $10,000 INVESTMENT SINCE INCEPTION(1,3)

                        [CHART OF CUMULATIVE PERFORMANCE]

                    MERRILL LYNCH
                   U.S. HIGH YIELD
                  MASTER II INDEX(2)        HIGH INCOME FUND
10/31/2000             $10,000                  $10,000
12/31/2000               9,835                    9,997
12/31/2001              10,276                   10,342
12/31/2002              10,081                   10,659
12/31/2003              12,919                   12,628
12/31/2004              14,323                   13,755
12/31/2005              14,716                   14,100
12/31/2006              16,448                   15,376
12/31/2007              16,740                   15,727

                            [END CHART]

AVERAGE ANNUAL TOTAL RETURN THROUGH DECEMBER 31, 2007(3)

                                                                                         Since         EXPENSE
                                                   1 Year     3 Years     5 Years     Inception(4)     RATIO(5)
                                                   -----------------------------------------------     --------
HIGH INCOME FUND                                    2.29%      4.57%        8.09%        6.52%           0.77%
Merrill Lynch U.S. High Yield Master II Index(2)    2.19       5.48        10.76         7.45             NA

     NA Not Applicable. Index returns do not reflect fees or expenses.
(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index.
(2) The Merrill Lynch U.S. High Yield Master II Index tracks the performance of below-investment-grade U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market.
(3) Fund returns are calculated after fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and variable life insurance contracts that invest in the fund, as described in the Prospectus. If these fees, charges, or expenses were included, fund returns would have been lower. Fund returns also assume that dividends and capital gains are reinvested in additional shares of the fund. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. The fund's past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For fund performance data current to the most recent month-end, please call 1-800-798-5500. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.
(4) The fund commenced investment operations on October 31, 2000. The since inception index returns are also from October 31, 2000.
(5) The expense ratio is based on expenses incurred by the fund, as described in the current Prospectus.

--------------------------------------------------------------------------------

================================================================================
 DIVERSIFIED INCOME FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

During 2007, investors experienced significant volatility in both the equity and fixed income markets. In the midst of a slowing economy and steady-to-falling interest rates, it would be rational to expect fairly mundane performance across equities and fixed income. The markets' uncertainty surrounding the subprime mortgage crisis was manifest across both the stock and bond markets.

Amidst this environment, for the year ended December 31, 2007, the Ultra Series Diversified Income Fund returned 2.51% while the Russell 1000(R) Index rose 5.77% and the Merrill Lynch U.S. Domestic Master Index returned 7.17%.

The effects of the losses on asset-backed securities exposed to the subprime mortgage crisis were formidable. This had a marked impact on the underperformance of the fund's fixed income portfolio for the fiscal year. Also during the period, our stock holdings underperformed the equity benchmark, primarily due to our overweight in higher-yielding financials and large underweight in the low-yielding information technology sector. These are not uncommon positions for the fund's equity portfolio because of the dividend paying nature of companies in these segments. On the plus side, our overweight in the consumer staples and telecommunications services sectors added nicely to the equity portfolio's return.

The largest negative impact on the performance of the fund was its exposure to subprime mortgages, particularly in Goldman Sachs' Alternative Mortgage Products Trust. Two other subprime deals, Park Place and Wells Fargo, also hurt performance. In the high yield area, while being underweight in this sector hurt the fund through the first half of the year, it was a major contributor to positive performance over the entire period.

Sector weightings on the whole were not a major performance factor for the fund away from subprime. Security selection generally benefited fund returns this year. Several asset-backed securities and commercial mortgage-backed securities significantly outperformed even though the sectors underperformed. We had generally good security selection in the mortgage sector, particularly some of the higher coupon mortgages. A number of corporates performed well, most notably a position in Rogers Communication that was purchased when one of our analysts discerned the bond would be called at a very high price. It was called, and provided a return of 9% in a matter of several months. Additionally, several good sales were executed. Home builder Pulte and Mexico's oil company Pemex were sold near their tightest spreads before the turmoil commenced. Not all selections were opportune, of course, especially a Student Loan Marketing Association issue purchased in the spring, not long before a leveraged buyout was announced.

We remain concerned about the turmoil in the mortgage-related credit markets, but have minimal exposure to this area in the bond portfolio and believe our portfolio is well positioned as this crisis plays out in the months ahead. The stock portfolio's increasing focus on yield may dampen the fund's returns during speculative market advances, but should serve to stabilize returns in volatile markets, such as those we have experienced in recent months. Importantly, monthly income distributions to shareholders should increase, thus serving income-seeking investors well in the future.

MEMBERS Capital Advisors, Inc. - Adviser

      SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS
                  AS OF DECEMBER 31, 2007(1)

           [PIE CHART OF SECTOR ALLOCATION]


Common Stocks                                     45%
Corporate Notes and Bonds                         18%
Mortgage Backed                                   16%
U.S. Government and Agency Obligations            11%
Commercial Mortgage Backed                         5%
Asset Backed                                       2%
Cash and Other Net Assets                          2%
Private Label Mortgage Backed                      1%

                       [END CHART]

(1) The industry classification method used for purposes of this report may differ from the industry subclassification(s) used for Trust compliance purposes.

--------------------------------------------------------------------------------
12

================================================================================
 DIVERSIFIED INCOME FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

                CUMULATIVE PERFORMANCE OF $10,000 INVESTMENT(1,4)

                             [CHART OF CUMULATIVE PERFORMANCE]

                                                  MERRILL LYNCH
                                                  U.S. DOMESTIC
                 RUSSELL 1000(R) INDEX(3)        MASTER INDEX(2)        DIVERSIFIED INCOME FUND
12/31/1997               $10,000                     $10,000                    $10,000
12/31/1998                12,702                      10,887                     11,340
12/31/1999                15,359                      10,783                     12,983
12/31/2000                14,162                      12,047                     13,484
12/31/2001                12,399                      13,050                     13,070
12/31/2002                 9,715                      14,408                     11,615
12/31/2003                12,618                      15,002                     13,568
12/31/2004                14,057                      15,653                     14,700
12/31/2005                14,938                      16,054                     15,272
12/31/2006                17,247                      16,749                     16,796
12/31/2007                18,243                      17,949                     17,217

                                        [END CHART]

AVERAGE ANNUAL TOTAL RETURN THROUGH DECEMBER 31, 2007(4)

                                                                                                    EXPENSE
                                                   1 Year     3 Years     5 Years     10 Years      RATIO(5)
                                                   -------------------------------------------      --------
DIVERSIFIED INCOME FUND                             2.51%      5.41%        8.19%       5.58%         0.71%
Merrill Lynch U.S. Domestic Master Index(2)         7.17       4.66         4.49        6.02           NA
Russell 1000(R) Index(3)                            5.77       9.08        13.43        6.20           NA

     NA Not Applicable. Index returns do not reflect fees or expenses.
(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index.
(2) The Merrill Lynch U.S. Domestic Master Index is a broad-based measure of the total rate of return performance of the U.S. investment-grade bond markets. The index is a capitalization-weighted aggregation of outstanding U.S. treasury, agency and supranational mortgage pass-through, and investment-grade corporate bonds meeting specified selection criteria.
(3) The Russell 1000(R) Index is a large-cap market index which measures the performance of the 1,000 largest companies in the Russell 3000(R) Index (the Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization).
(4) Fund returns are calculated after fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and variable life insurance contracts that invest in the fund, as described in the Prospectus. If these fees, charges, or expenses were included, fund returns would have been lower. Fund returns also assume that dividends and capital gains are reinvested in additional shares of the fund. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. The fund's past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For fund performance data current to the most recent month-end, please call 1-800-798-5500. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.
(5) The expense ratio is based on expenses incurred by the fund, as described in the current Prospectus.

--------------------------------------------------------------------------------

================================================================================
 LARGE CAP VALUE FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

For the year ended December 31, 2007, the Large Cap Value Fund performed well relative to its benchmark in what proved to be a different environment for value investors compared to the past several years. What was different? Most notably, traditional value stocks that benefited from a multi-year period of strong economic growth suffered in the wake of a housing crisis, tightening credit, and falling consumer confidence. As such, for the first time in seven years, growth stocks outperformed value stocks.

The shift in investor sentiment toward large growth stocks left the Russell 1000(R) Value Index with a slight loss of -0.17% for 2007. The fund returned 0.60% for the year, outperforming the benchmark index. One key to this outperformance was the fund's overweight in the energy sector, which rose on significantly higher oil prices. Security selection was also positive in the energy sector, with oil-driven companies such as Apache Corp. and Occidental Petroleum rising more than 50% and adding nicely to results.

The portfolio remained underweight in the financial sector in the face of mounting credit losses in the mortgage and derivatives markets. Owning fewer financials than the index produced positive results, as did nimble stock selection across the financial sector. The fund's financial holdings were tilted away from the mortgage sector, and our underweights in companies such as Countrywide Credit and Washington Mutual proved beneficial. The fund's holdings slightly trailed the index in technology, where value stocks such as Lexmark and Motorola underperformed the faster growing companies in that sector. The fund also lagged in the traditionally high growth biotech sector where stock selection based on valuation was not successful this year.

Going forward, we will continue to work diligently to assess the risks and opportunities in the financial sector, which represents the largest single sector in the Russell 1000(R) Value Index. In the midst of a slowing economy, we believe buying companies with sound business fundamentals, the ability to generate free cash flow, and reasonable valuations will likely provide good performance results in the future.

MEMBERS Capital Advisors, Inc. - Adviser

      SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS
                  AS OF DECEMBER 31, 2007(1)

           [PIE CHART OF SECTOR ALLOCATION]

Financials                                        28%
Energy                                            17%
Industrials                                       10%
Consumer Staples                                   9%
Health Care                                        8%
Telecommunication Services                         7%
Utilities                                          7%
Consumer Discretionary                             6%
Materials                                          4%
Information Technology                             3%
Cash and Other Net Assets                          1%

                       [END CHART]

(1) The industry classification method used for purposes of this report may differ from the industry subclassification(s) used for Trust compliance purposes.

--------------------------------------------------------------------------------
14

================================================================================
 LARGE CAP VALUE FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

                CUMULATIVE PERFORMANCE OF $10,000 INVESTMENT(1,3)

                 [CHART OF CUMULATIVE PERFORMANCE]

                    RUSSELL 1000(R)
                    VALUE INDEX(2)           LARGE CAP VALUE FUND
12/31/1997             $10,000                     $10,000
12/31/1998              11,563                      11,794
12/31/1999              12,413                      13,911
12/31/2000              13,283                      14,025
12/31/2001              12,541                      12,523
12/31/2002              10,594                       9,825
12/31/2003              13,775                      12,368
12/31/2004              16,048                      13,905
12/31/2005              17,179                      14,681
12/31/2006              21,001                      17,699
12/31/2007              20,965                      17,804

                            [END CHART]

AVERAGE ANNUAL TOTAL RETURN THROUGH DECEMBER 31, 2007(3)

                                                                                                    EXPENSE
                                                   1 Year     3 Years     5 Years     10 Years      RATIO(4)
                                                   -------------------------------------------      --------
LARGE CAP VALUE FUND                                0.60%      8.59%       12.63%       5.94%         0.61%
Russell 1000(R) Value Index(2)                     -0.17       9.32        14.63        7.68           NA

     NA Not Applicable. Index returns do not reflect fees or expenses.
(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index.
(2) The Russell 1000(R) Value Index is a large-cap market index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
(3) Fund returns are calculated after fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and variable life insurance contracts that invest in the fund, as described in the Prospectus. If these fees, charges, or expenses were included, fund returns would have been lower. Fund returns also assume that dividends and capital gains are reinvested in additional shares of the fund. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. The fund's past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For fund performance data current to the most recent month-end, please call 1-800-798-5500. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.
(4) The expense ratio is based on expenses incurred by the fund, as described in the current Prospectus.

--------------------------------------------------------------------------------

================================================================================
 LARGE CAP GROWTH FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

For the year ended December 31, 2007, the Ultra Series Large Cap Growth Fund fully participated in the strength of large-cap growth stocks during the period. The long awaited return of investors to this segment of the market has been forecasted by many. Its timing, however, was difficult to pinpoint as events in recent history - high consumer confidence, a housing boom, and ample access to credit due to low interest rates -- had sustained the smaller to midsized value stocks for several years running. On the heels of a housing market downturn, the subprime mortgage debacle and a curtailment of frenzied merger and acquisition activity, we welcome the perceived "flight to safety," which is leading investors to shares of larger, more growth-oriented companies.

Large-cap growth stocks rose 11.81% as measured by the Russell 1000(R) Growth Index over the past twelve months. Growth stocks also outperformed value stocks by over 10% in each of the large-cap, mid-cap and small-cap segments in 2007, a noteworthy change. For example, the smallest/micro-cap value stocks, that were the darlings of the past several years with annualized returns of 16.62%, posted a -13.13% loss for the twelve months ended December 31, 2007. For the same period, the fund returned 12.36%, outperforming both the Russell 1000(R) Growth benchmark as well as the value style.

The most significant contributors to the fund's return relative to the index came, perhaps not surprisingly, from its overweight in energy. In particular, Schlumberger Ltd. (+57%), Transocean Inc. (+73%), and Cameron International Corp. (81%), bolstered the sector's overall performance. Information technology experienced strong gains (our holdings in this sector were up 18.84%) and our overweight position in this sector boosted the fund's results.

Countering the strength in information technology and energy was weak performance in health care where our holdings underperformed those of the benchmark in this sector.

For some time, we have anticipated a shift in investor preference toward large cap growth stocks and the portfolio continues to be positioned accordingly. Growth stocks tend to do well when the economy is slowing and uncertainty is rising. These two trends seem to be well in place for the near future. Multi-national companies and global franchises in particular are favored in the portfolio as we see these having the best potential for sustainable earnings growth. Looking ahead, we are working steadfastly to invest in companies whose financial strength can withstand uncertainty in the markets. While the overall market remains quite volatile, we are using the price swings to our advantage by actively buying or selling issues as attractive entry or exit prices present themselves. We look forward to navigating the expected challenges during 2008 and continue to see good investment opportunities within our fundamentally based growth style of investing.

MEMBERS Capital Advisors, Inc. - Adviser

      SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS
                  AS OF DECEMBER 31, 2007(1)

           [PIE CHART OF SECTOR ALLOCATION]

Information Technology                            28%
Health Care                                       16%
Industrials                                       12%
Consumer Discretionary                            10%
Consumer Staples                                  10%
Energy                                             9%
Financials                                         6%
Cash and Other Net Assets                          4%
Materials                                          3%
Telecommunication Services                         1%
Utilities                                          1%

                       [END CHART]

(1) The industry classification method used for purposes of this report may differ from the industry subclassification(s) used for Trust compliance purposes.

--------------------------------------------------------------------------------
16

================================================================================
 LARGE CAP GROWTH FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

                CUMULATIVE PERFORMANCE OF $10,000 INVESTMENT(1,3)

                 [CHART OF CUMULATIVE PERFORMANCE]

                                                   RUSSELL 1000(R)
                    LARGE CAP GROWTH FUND          GROWTH INDEX(2)
12/31/1997                 $10,000                     $10,000
12/31/1998                  12,192                      13,871
12/31/1999                  15,263                      18,470
12/31/2000                  15,916                      14,328
12/31/2001                  14,466                      11,402
12/31/2002                   9,923                       8,223
12/31/2003                  12,813                      10,669
12/31/2004                  13,958                      11,341
12/31/2005                  14,296                      11,938
12/31/2006                  15,422                      13,020
12/31/2007                  17,329                      14,559

                            [END CHART]

AVERAGE ANNUAL TOTAL RETURN THROUGH DECEMBER 31, 2007(3)

                                                                                                    EXPENSE
                                                   1 Year     3 Years     5 Years     10 Years      RATIO(4)
                                                   -------------------------------------------      --------
LARGE CAP GROWTH FUND                              12.36%      7.48%       11.80%       5.65%         0.81%
Russell 1000(R) Growth Index(2)                    11.81       8.68        12.10        3.83           NA

     NA Not Applicable. Index returns do not reflect fees or expenses.
(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index.
(2) The Russell 1000(R) Growth Index is a large-cap market index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
(3) Fund returns are calculated after fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and variable life insurance contracts that invest in the fund, as described in the Prospectus. If these fees, charges, or expenses were included, fund returns would have been lower. Fund returns also assume that dividends and capital gains are reinvested in additional shares of the fund. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. The fund's past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For fund performance data current to the most recent month-end, please call 1-800-798-5500. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.
(4) The expense ratio is based on expenses incurred by the fund, as described in the current Prospectus.

--------------------------------------------------------------------------------

================================================================================
 MID CAP VALUE FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

For the year ended December 31, 2007, the Ultra Series Mid Cap Value Fund performed well in what proved to be a different environment for value investors relative to the past several years. What was different? Most notably, stocks that rode on the coat tails of the consumer spending frenzy of the past several years suffered in the wake of a housing crisis and tightening credit. As such, for the first time in several years, growth outperformed value. In summary, for the twelve-month period ended December 31, 2007, the largest of the large cap value stocks posted positive returns (+0.25%), whereas the returns for micro cap value stocks were in double-digit negative territory (-13.13%) (as measured by the Russell Top 200(R) Value Index and the Russell Microcap(R) Value Indexes, respectively).

The fund returned 0.25% for the year, outperforming the Russell Midcap(R) Value Index loss of -1.42%.

Stock selection results were the largest contributor to the fund's performance, particularly in the consumer discretionary and financial sectors (where the underweight positions also helped) and the energy sector. Given the recent turmoil in the financial markets due to the subprime mortgage debacle, navigating away from stocks most exposed to this area was a priority. For example, NOT owning mortgage insurers such as MGIC Investment Corp. (down 65.10%) or Radian Group (down 78.43%) bolstered downside protection in an area fraught with trouble.

The primary detractors from performance relative to the index were our underweight to the materials sector and our holdings in information technology. While these sectors do not represent large positions in the portfolio (less than 15% combined), the performance of our technology stocks did not hold up to that of their corresponding market sector as represented in the Russell Midcap(R) Value benchmark.

Going forward, we will continue to work diligently to assess the risks in the financial sector, which represents a formidable weight in our market benchmark, to determine a prudent position and related holdings. In the midst of a slowing economy, we are emphasizing the larger end of the mid-cap spectrum, particularly those companies with global exposure believing these will likely provide good performance results in the future.

MEMBERS Capital Advisors, Inc. - Adviser

Wellington Management Company, LLP - Subadviser

      SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS
                  AS OF DECEMBER 31, 2007(1)

           [PIE CHART OF SECTOR ALLOCATION]

Financials                                        26%
Industrials                                       13%
Utilities                                         13%
Consumer Discretionary                            11%
Consumer Staples                                   8%
Energy                                             8%
Materials                                          7%
Information Technology                             7%
Health Care                                        3%
Cash and Other Net Assets                          2%
Telecommunication Services                         2%

                       [END CHART]

(1) The industry classification method used for purposes of this report may differ from the industry subclassification(s) used for Trust compliance purposes.

--------------------------------------------------------------------------------
18

================================================================================
 MID CAP VALUE FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

        CUMULATIVE PERFORMANCE OF $10,000 INVESTMENT SINCE INCEPTION(1,3)

                 [CHART OF CUMULATIVE PERFORMANCE]

                                        RUSSELL MIDCAP(R)
                MID CAP VALUE FUND       VALUE INDEX(2)
  5/1/1999          $10,000                 $10,000
12/31/1999           11,368                   9,418
12/31/2000           14,079                  11,224
12/31/2001           15,651                  11,486
12/31/2002           12,926                  10,378
12/31/2003           16,960                  14,328
12/31/2004           19,651                  17,725
12/31/2005           21,678                  19,968
12/31/2006           25,355                  24,004
12/31/2007           25,419                  23,664

                            [END CHART]

AVERAGE ANNUAL TOTAL RETURN THROUGH DECEMBER 31, 2007(3)

                                                                                         Since         EXPENSE
                                                   1 Year     3 Years     5 Years     Inception(4)     RATIO(5)
                                                   -----------------------------------------------     --------
MID CAP VALUE FUND                                  0.25%       8.96%      14.48%        11.36%          1.01%
Russell Midcap(R) Value Index(2)                   -1.42       10.11       17.92         10.44            NA

     NA Not Applicable. Index returns do not reflect fees or expenses.
(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index.
(2) The Russell Midcap(R) Value Index is a mid-cap market index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.
(3) Fund returns are calculated after fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and variable life insurance contracts that invest in the fund, as described in the Prospectus. If these fees, charges, or expenses were included, fund returns would have been lower. Fund returns also assume that dividends and capital gains are reinvested in additional shares of the fund. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. The fund's past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For fund performance data current to the most recent month-end, please call 1-800-798-5500. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.
(4) The fund commenced investment operations on May 1, 1999. The since inception index returns are also from May 1, 1999.
(5) The expense ratio is based on expenses incurred by the fund, as described in the current Prospectus.

--------------------------------------------------------------------------------

================================================================================
 MID CAP GROWTH FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

Despite losing ground over the latter half of the year, equity markets ended the twelve-month period ended December 31, 2007 with positive returns. The S&P 500 Index returned +5.5%, including a -3.3% decline during the fourth quarter. In the United States, ongoing investor concern over tightening credit markets, housing sector weakness and commodity inflation continue to constrain the economy and the threat of recession looms. For the year, mid cap equities outperformed large cap which outperformed small cap issues as measured by the Russell Midcap(R) Index, Russell 1000(R) Index, and the Russell 2000(R) Index. In addition, growth stocks outperformed value stocks as measured by the Russell Midcap(R) Growth and the Russell Midcap(R) Value Indexes, reversing the pattern of the last several years.

The Ultra Series Mid Cap Growth Fund advanced 8.44% during the year ended December 31, 2007, underperforming the 11.43% gain of the Russell Midcap(R) Growth Index.

Stock selection in the industrials and energy sectors detracted the most from relative performance. These negative results were partially offset by strong stock selection in the consumer discretionary and information technology sectors. While a fall-out of our bottom-up stock selection, our underweight to the underperforming telecommunication services sector and overweight to the outperforming energy sector were positive contributors to relative returns. However, our underweight to the strong-performing utilities sector detracted from the fund's performance.

Key individual contributors to relative performance were Priceline.com (retailing), Flir Systems (technology hardware & equipment), and Precision Castparts (capital goods). Priceline.com, an on-line travel company, gained as strong non-US gross travel bookings led to higher-than-expected quarterly earnings and upward full-year guidance. Flir Systems, a thermal imaging and infra-red camera products and systems company, rallied as the company announced a series of government contract awards. Shares of Precision Castparts, a manufacturer of complex metal products and components for aerospace and general industrial applications, strengthened as the company reported significant sales and earnings growth, driven by continued commercial aerospace strength, coupled with heightened industrial gas turbine sales.

Detractors from relative performance during the period included MBIA (insurance), E*TRADE Financial (diversified financials), and QLogic (technology hardware & equipment). MBIA, a financial guarantee insurance company, posted weak quarterly results as the value of its insured credit derivatives portfolio declined sharply. Shares of E*TRADE, a retail and institutional trading and financial services company, fell on credit concerns regarding the firm's mortgage and home equity portfolios. QLogic, a network storage device manufacturer, declined after reporting disappointing quarterly results and guidance. We continue to maintain a position in MBIA, while E*TRADE and QLogic were eliminated from the portfolio.

We continue to find many high-quality sustainable growth companies and see no shortage of companies that we think will deliver improving margins, growing profits, and higher returns on investments. We ended the period with an overweight to the health care, industrials, and consumer discretionary sectors and an underweight to the utilities, consumer staples, and materials sectors relative to the Russell Midcap(R) Growth Index.

MEMBERS Capital Advisors, Inc. - Adviser

Wellington Management Company, LLP - Subadviser

     SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS
                 AS OF DECEMBER 31, 2007(1)

           [PIE CHART OF SECTOR ALLOCATION]

Information Technology                            20%
Industrials                                       19%
Consumer Discretionary                            18%
Health Care                                       16%
Energy                                            13%
Financials                                         8%
Materials                                          3%
Cash & Other Net Assets                            1%
Consumer Staples                                   1%
Telecommunication Services                         1%

                       [END CHART]

(1) The industry classification method used for purposes of this report may differ from the industry subclassification(s) used for Trust compliance purposes.

--------------------------------------------------------------------------------
20

================================================================================
 MID CAP GROWTH FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

        CUMULATIVE PERFORMANCE OF $10,000 INVESTMENT SINCE INCEPTION(1,3)

                 [CHART OF CUMULATIVE PERFORMANCE]

                                                     RUSSELL MIDCAP(R)
                    MID CAP GROWTH FUND               GROWTH INDEX(2)
10/31/2000                $10,000                        $10,000
12/31/2000                  8,715                          9,047
12/31/2001                  6,959                          6,252
12/31/2002                  5,052                          4,676
12/31/2003                  7,210                          6,238
12/31/2004                  8,326                          7,076
12/31/2005                  9,333                          7,695
12/31/2006                 10,327                          8,571
12/31/2007                 11,508                          9,294

                            [END CHART]

AVERAGE ANNUAL TOTAL RETURN THROUGH DECEMBER 31, 2007(3)

                                                                                         Since         EXPENSE
                                                   1 Year     3 Years     5 Years     Inception(4)     RATIO(5)
                                                   -----------------------------------------------     --------
MID CAP GROWTH FUND                                 8.44%       9.52%      14.73%        -1.02%          0.86%
Russell Midcap(R) Growth Index(2)                  11.43       11.39       17.90          1.98            NA

     NA Not Applicable. Index returns do not reflect fees or expenses.
(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index.
(2) The Russell Midcap(R) Growth Index is a mid-cap market index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.
(3) Fund returns are calculated after fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and variable life insurance contracts that invest in the fund, as described in the Prospectus. If these fees, charges, or expenses were included, fund returns would have been lower. Fund returns also assume that dividends and capital gains are reinvested in additional shares of the fund. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. The fund's past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For fund performance data current to the most recent month-end, please call 1-800-798-5500. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.
(4) The fund commenced investment operations on October 31, 2000. The since inception index returns are also from October 31, 2000.
(5) The expense ratio is based on expenses incurred by the fund, as described in the current Prospectus.

--------------------------------------------------------------------------------

================================================================================
 SMALL CAP VALUE FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

Equity markets enjoyed positive returns for the twelve months ended December 31, 2007. The S&P 500 returned 5.49% for the twelve month period. Domestic equity markets exhibited increased volatility during the third and fourth quarters due to ongoing investor concern over the credit markets, housing sector weakness, and commodity inflation. These effects on the overall economy continue to persist and the possibility of a recession exists. During the year, large cap stocks outperformed mid caps and small caps as measured by the Russell 1000(R) Index, the Russell Midcap(R) Index, and the Russell 2000(R) Index. Over the same time period, growth stocks outperformed value stocks as measured by the Russell 2000(R) Growth and the Russell 2000(R) Value Indexes, reversing the pattern of the last several years. Within the benchmark Russell 2000(R) Value Index, seven broad economic sectors posted negative returns with consumer discretionary, financials, and information technology the weakest performers and health care, materials, and energy the strongest.

The Ultra Series Small Cap Value Fund declined -9.62% since its inception date of May 1, 2007, but outperformed the Russell 2000(R) Value Index return of -11.99%.

Stock selection during the eight-month period drove the favorable relative return. Strong stock selection in consumer discretionary, health care, energy and consumer staples helped offset weak stock selection in industrials, utilities, and financials. Although sector allocation is a residual of our bottom-up stock selection, the fund's overweight in industrials and health care and underweight in financials contributed positively to performance. An overweight of the underperforming consumer discretionary sector and underweight to the strong performing materials sector detracted from relative returns.

Key individual contributors to relative performance versus the Russell 2000(R) Value Index were Whiting Petroleum (energy), Centene (health care equipment), and RARE Hospitality (consumer services). Whiting Petroleum, an independent oil and gas exploration and production company, responded favorably to the rise in oil prices. Centene, a managed care company focused on the Medicaid program and other specialty health care areas, benefited from meeting earnings expectations and current market interest in less cyclical areas, which includes most companies in the health care sector. RARE Hospitality, owner and operator of restaurant chains LongHorn Steakhouse and Capital Grille, was acquired by Darden Restaurants, owner of Olive Garden and Red Lobster, for a 39% premium. We eliminated our position following the takeover.

Detractors from relative performance during the period included RAIT Financial Trust (real estate), U-Store-It (real estate), and Trex (capital goods). RAIT Financial Trust, a mortgage REIT that originates and invests in real estate-related asset classes, fell after they acquired REIT financer Taberna, exposing the company to the recent financial turmoil in the debt markets. Shares of U-Store-It, a real estate investment trust and operator of self-storage facilities, fell after missing earnings and subsequently cutting its dividend. Trex, the leading producer of composite wood products, primarily for the residential housing market, suffered as the sharp downturn in the housing market hurt demand and compounded the earnings pressures that were caused by the company's investments to rectify quality-control problems.

Our investment approach emphasizes individual stock selection and sector weights are a residual of the process. We do, however, carefully consider diversification across economic sectors to limit risk. At December 31, 2007, our bottom-up investment decisions resulted in greater-than-benchmark weights in the industrials, consumer discretionary and consumer staples and underweight positions in the information technology, financials, and materials sectors.

MEMBERS Capital Advisors, Inc. - Adviser

Wellington Management Company, LLP - Subadviser

     SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS
                 AS OF DECEMBER 31, 2007(1)

           [PIE CHART OF SECTOR ALLOCATION]

Financials                                        23%
Industrials                                       23%
Consumer Discretionary                            16%
Health Care                                        7%
Consumer Staples                                   6%
Energy                                             6%
Materials                                          5%
Utilities                                          5%
Cash and Other Net Assets                          4%
Information Technology                             4%
Telecommunication Services                         1%

                       [END CHART]

(1) The industry classification method used for purposes of this report may differ from the industry subclassification(s) used for Trust compliance purposes.

--------------------------------------------------------------------------------
22

================================================================================
 SMALL CAP VALUE FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

        CUMULATIVE PERFORMANCE OF $10,000 INVESTMENT SINCE INCEPTION(1,3)

                 [CHART OF CUMULATIVE PERFORMANCE]

                                          RUSSELL 2000(R)
               SMALL CAP VALUE FUND       VALUE INDEX(2)
  5/1/2007           $10,000                 $10,000
12/31/2007            $9,038                  $8,801

                            [END CHART]

AVERAGE ANNUAL TOTAL RETURN THROUGH DECEMBER 31, 2007(3)

                                                           Since         EXPENSE
                                                        Inception(4)     RATIO(5)
                                                        ------------     --------
SMALL CAP VALUE FUND                                       -9.62%         1.01%
Russell 2000(R) Value Index(2)                            -11.99           NA

     NA Not Applicable. Index returns do not reflect fees or expenses.
(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index.
(2) The Russell 2000(R) Value Index is a small-cap market index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
(3) Fund returns are calculated after fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and variable life insurance contracts that invest in the fund, as described in the Prospectus. If these fees, charges, or expenses were included, fund returns would have been lower. Fund returns also assume that dividends and capital gains are reinvested in additional shares of the fund. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. The fund's past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For fund performance data current to the most recent month-end, please call 1-800-798-5500. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.
(4) The fund commenced investment operations on May 1, 2007. The since inception index returns are also from May 1, 2007.
(5) The expense ratio is based on estimated expenses to be incurred by the fund, as described in the current Prospectus.

--------------------------------------------------------------------------------

================================================================================
 SMALL CAP GROWTH FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

Equity markets were quite volatile throughout 2007 given several challenges such as elevated energy prices, the declining housing market, the subprime mortgage debacle, and tight credit conditions. During the first half of the year, equity markets rose nicely based on reasonable corporate earnings, healthy employment, and strong consumer spending. However, as the year progressed, concerns of an economic slowdown or possibly a recession, adversely affected equity markets. In particular, the subprime mortgage crisis in the third quarter brought the financial community to its knees. Fortunately, the Federal Reserve stepped in with several interest rates cuts, which provided liquidity, stabilized financial markets, and gave investors a reasonable level of confidence.

For the year, growth stocks dominated value stocks for the first time since 1999, and larger capitalization issues profited from multinational profits as the U.S. dollar fell. The Russell 1000(R) Growth index jumped 11.81%, followed by the Russell 2000(R) Growth benchmark which climbed 7.05%, and the broad market S&P 500 Index which advanced 5.48%. The Russell 1000(R) Value benchmark lost 0.17%, and the Russell 2000(R) Value plunged 9.78%. Leading sectors included energy, technology, basic materials, utilities, and health care. Lagging sectors were financials, consumer cyclicals, consumer services, commercial services, and transportation.

The Ultra Series Small Cap Growth Fund returned 0.26% since its inception date of May 1, 2007, underperforming the Russell 2000(R) Growth Index return of 1.79%.

The portfolio benefited from good exposure to higher momentum, less volatile issues. Unfortunately, the growth theme was so strong that the fund's exposure to value/"growth at a reasonable price" securities hindered performance. The loss was minimal since the portfolio had overweights in the right sectors such as basic materials (+1.9%) and energy (+1.2%). Two outstanding performers were Terra Industries (up 300%), Owens Illinois (up 168%,) and Natco Group (up 70%). The fund's lower allocation to health care (-5.2%) and technology did detract from performance since both were leading sectors.

Although U.S. GDP growth averaged 3.1% in 2007, a slowdown in economic activity has been forecasted for 2008. Declining property values, rising energy costs, and tight credit conditions may hurt consumer spending, which may exacerbate the economic slowdown. Volatility in equity markets will continue as we sort through the aforementioned problems. Hopefully, if inflation remains stable, the Fed may be able to continue provide an accommodative policy in order to stifle a slowdown in economic activity. Broad portfolio diversification will be essential during this uncertain period. With uncertainty in the markets today, a long-term perspective is key to overall investor success.

MEMBERS Capital Advisors, Inc. - Adviser

Paradigm Asset Management Company, LLC - Subadviser

     SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS
                 AS OF DECEMBER 31, 2007(1)

           [PIE CHART OF SECTOR ALLOCATION]

Industrials                                       23%
Information Technology                            23%
Health Care                                       17%
Consumer Discretionary                            10%
Cash and Other Net Assets                          8%
Energy                                             6%
Financials                                         6%
Materials                                          4%
Consumer Staples                                   1%
Telecommunication Services                         1%
Utilities                                          1%

                       [END CHART]

(1) The industry classification method used for purposes of this report may differ from the industry subclassification(s) used for Trust compliance purposes.

--------------------------------------------------------------------------------
24

================================================================================
 SMALL CAP GROWTH FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

        CUMULATIVE PERFORMANCE OF $10,000 INVESTMENT SINCE INCEPTION(1,3)

                 [CHART OF CUMULATIVE PERFORMANCE]

                   RUSSELL 2000(R)
                   GROWTH INDEX(2)        SMALL CAP GROWTH FUND
  5/1/2007             $10,000                   $10,000
12/31/2007              10,179                    10,026

                            [END CHART]

AVERAGE ANNUAL TOTAL RETURN THROUGH DECEMBER 31, 2007(3)

                                                           Since         EXPENSE
                                                        Inception(4)     RATIO(5)
                                                        ------------     --------
SMALL CAP GROWTH FUND                                      0.26%          1.01%
Russell 2000(R) Growth Index(2)                            1.79             NA

     NA Not Applicable. Index returns do not reflect fees or expenses.
(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index.
(2) The Russell 2000(R) Growth Index is a small-cap market index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
(3) Fund returns are calculated after fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and variable life insurance contracts that invest in the fund, as described in the Prospectus. If these fees, charges, or expenses were included, fund returns would have been lower. Fund returns also assume that dividends and capital gains are reinvested in additional shares of the fund. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. The fund's past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For fund performance data current to the most recent month-end, please call 1-800-798-5500. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.
(4) The fund commenced investment operations on May 1, 2007. The since inception index returns are also from May 1, 2007.
(5) The expense ratio is based on estimated expenses to be incurred by the fund, as described in the current Prospectus.

--------------------------------------------------------------------------------

================================================================================
 GLOBAL SECURITIES FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

The Ultra Series Global Securities Fund returned 5.77% for the twelve months ended December 31, 2007, underperforming its benchmark, the Morgan Stanley Capital International, Inc. (MSCI) World Index, which returned 9.57%.

Typical for a broadly diversified fund invested across many countries, there was a mix of strong performing and weak performing markets. From a regional perspective, Asian markets outside of Japan rose strongly in the period, as did European markets. The Japanese market underperformed materially, reflecting fears that the economic recovery was losing steam. Both the U.S. and international equity markets were more volatile and many trends in place in recent years reversed. Throughout the year, the market grappled with intensifying credit problems on the one hand and continued robust global growth and the efforts of central banks to stabilize credit markets on the other. This led to volatile markets with sharp swings in investor sentiment. Financial stocks were particularly hard hit in the decline. More cyclical areas of the market, such as materials, industrials and energy, outperformed during the year, as investors expect emerging economies to continue to grow strongly even if weakness in the U.S. housing market leads to a significant economic slowdown in the United States. In addition, the aggressive cut in interest rates triggered fears that easier monetary policy could cause an upturn in inflation, increasing the attractiveness of hard assets such as commodities. The telecom services and consumer staples sectors also outperformed during the period, as investors sought defensive characteristics amid an uncertain economic outlook. Conversely, financial stocks underperformed, and consumer discretionary stocks were weak, due to the negative impact of declining housing prices on consumer confidence.

Our investment approach encompasses a value-oriented defensive style. We assess value by analysis of the potential for company earnings and dividends to grow over time. By relating these to current share prices, we seek to find companies that are under-valued. Our process emphasizes in-depth business analysis and a long time horizon for researching a company's potential going forward. One aim of this is to include in the portfolio businesses with more resilient cash flows, which should reduce the volatility of returns. Stock selection is the primary driver for structuring the portfolio. This is combined with a top-down overlay which assesses the relative valuation of equity markets around the world.

During 2007, we made a number of changes, of particular note, an increase in our exposure to Japan and a greater allocation to health care. While hurting performance in the short-run, the weak yen and evidence that some Japanese companies are placing more importance on returning value to shareholders has led us to increase the fund's Japanese weighting with the addition of two attractively valued companies: Nitto Denko, a manufacturer of film and adhesive products, and Seven & I, which owns a number of retail businesses, including the Seven-Eleven brand, covering Japan and the USA. We also increased the fund's allocation to the pharmaceutical industry. Pharmaceutical businesses face the risk of margin pressure from tighter government regulation of prices in the United States, as well as the on-going pressure from generic manufacturers seeking to reduce the life of patent protection on drugs. However, our analysis found that some pharmaceutical companies should be able to more than offset these adverse influences on earnings from the long-term trends of both an ageing population (prescription drug usage rises dramatically over the age of 65) and greater emphasis on at-home care.

With both equity markets and economies around the world experiencing more turbulent times, we believe that it is important to look beyond near-term influences and focus on longer-term drivers of value. Our disciplined approach to equity analysis should help us to deliver attractive returns with relatively low volatility.

MEMBERS Capital Advisors, Inc. - Adviser

Mondrian Investment Partners (U.S.), Inc. - Subadviser

    GEOGRAPHICAL ALLOCATION AS A PERCENTAGE OF NET ASSETS
                   AS OF DECEMBER 31, 2007

        [PIE CHART OF GEOGRAPHICAL ALLOCATION]

United States                                     37%
Europe (excluding United Kingdom)                 26%
United Kingdom                                    16%
Pacific Basin                                     10%
Japan                                              9%
Cash and Other Net Assets                          2%

                       [END CHART]

--------------------------------------------------------------------------------
26

================================================================================
 GLOBAL SECURITIES FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

        CUMULATIVE PERFORMANCE OF $10,000 INVESTMENT SINCE INCEPTION(1,3)

                 [CHART OF CUMULATIVE PERFORMANCE]

                       MORGAN STANLEY CAPITAL
                    INTERNATIONAL WORLD INDEX(2)
                         (MSCI WORLD INDEX)               GLOBAL SECURITIES FUND
10/31/2000                    $10,000                            $10,000
12/31/2000                      9,989                              9,548
12/31/2001                      8,959                              7,970
12/31/2002                      7,008                              6,413
12/31/2003                      9,899                              8,577
12/31/2004                     11,723                              9,885
12/31/2005                     13,360                             10,876
12/31/2006                     15,683                             13,123
12/31/2007                     16,588                             14,606

                            [END CHART]

AVERAGE ANNUAL TOTAL RETURN THROUGH DECEMBER 31, 2007(3)

                                                                                         Since         EXPENSE
                                                   1 Year     3 Years     5 Years     Inception(4)     RATIO(5)
                                                   -----------------------------------------------     --------
GLOBAL SECURITIES FUND                             5.77%      12.27%       18.81%         7.31%          0.97%
MSCI World Index(2)                                9.57       13.30        17.53          5.42            NA

     NA Not Applicable. Index returns do not reflect fees or expenses.
(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index.
(2) The MSCI World Index is free float-adjusted market capitalization index that is designed to measure global developed market equity performance, including the U.S. and Canada.
(3) Fund returns are calculated after fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and variable life insurance contracts that invest in the fund, as described in the Prospectus. If these fees, charges, or expenses were included, fund returns would have been lower. Fund returns also assume that dividends and capital gains are reinvested in additional shares of the fund. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. The fund's past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For fund performance data current to the most recent month-end, please call 1-800-798-5500. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.
(4) The fund commenced investment operations on October 31, 2000. The since inception index returns are also from October 31, 2000.
(5) The expense ratio is based on expenses incurred by the fund, as described in the current Prospectus.

--------------------------------------------------------------------------------

================================================================================
 INTERNATIONAL STOCK FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

The Ultra Series International Stock Fund returned 11.42% for the twelve-month period ended December 31, 2007, while the MSCI EAFE Index returned 11.63% for the same period.

Typical for a broadly diversified fund invested across many countries, there was a mix of strong performing and weak performing markets. From a regional perspective, Asian markets outside of Japan rose strongly in the period, as did European markets. The Japanese market underperformed materially, reflecting fears that the economic recovery was losing steam. International equity markets were more volatile and many trends in place in recent years reversed. Throughout the year, the market grappled with intensifying credit problems on the one hand and continued robust global growth and the efforts of central banks to stabilize credit markets on the other. This led to a volatile market with sharp swings in market sentiment. Financial stocks were particularly hard hit in the decline. More cyclical areas of the market, such as materials, industrials and energy, outperformed during the year, as investors expect emerging economies to continue to grow strongly even if weakness in the U.S. housing market leads to a significant economic slowdown in the United States. In addition, the aggressive cut in interest rates triggered fears that easier monetary policy could cause an upturn in inflation, increasing the attractiveness of hard assets such as commodities. The telecom services and consumer staples sectors also outperformed during the period, as investors sought defensive characteristics amid an uncertain economic outlook. Conversely, financial stocks underperformed, and consumer discretionary stocks were weak, due to the negative impact of declining housing prices on consumer confidence.

During the year, stock selection in the consumer staples sector aided performance as InBev benefited from cost reductions in Western Europe as well as strong volume growth in Brazil. Shares of Nestle and Unilever also rose, as both companies continued to improve margins, while the portfolio's tobacco holdings were boosted by industry consolidation. Stock selection in the telecom services sector also helped performance, as shares of Turkcell rose. The Turkish wireless provider generated strong results, as it was able to maintain market share without reducing prices. In addition, shares of Singapore Telecommunications performed well, as the company benefited from continued strong growth in its emerging markets businesses. Conversely, performance was hurt by the portfolio's lack of exposure to mining companies, which continued to rise amid resilient commodity prices and expectations of continued strong growth in the commodity-intensive emerging markets. We believe these shares continue to discount an extended period of commodity prices well above historical norms. Stock selection in the financials sector also detracted from performance, as Japanese holdings, such as Sumitomo Trust, Sumitomo Mitsui Financial and Nomura, declined. The main source of underperformance was stock selection among the small capitalization stocks, particularly within the consumer discretionary and industrials sectors, as economically sensitive stocks were weak, particularly those with U.S. exposure.

As investors began to question the sustainability of economic growth during the last six months of the year, many market trends reversed, with larger stocks outperforming small-cap stocks and more consistently profitable companies outperforming deeper cyclicals. We believe this reversal has further to go and that the portfolio is well positioned for such an environment, as the valuations of high-quality, more consistently profitable companies remain attractive despite their recent outperformance.

MEMBERS Capital Advisors, Inc. - Adviser

Lazard Asset Management, LLC - Subadviser

    GEOGRAPHICAL ALLOCATION AS A PERCENTAGE OF NET ASSETS
                   AS OF DECEMBER 31, 2007

        [PIE CHART OF GEOGRAPHICAL ALLOCATION]

Europe (excluding United Kingdom)                 44%
United Kingdom                                    22%
Japan                                             12%
Pacific Basin                                      8%
Cash & Other Net Assets                            4%
Other Countries                                    4%
Africa                                             3%
Latin America                                      3%

                       [END CHART]

--------------------------------------------------------------------------------
28

================================================================================
 INTERNATIONAL STOCK FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

         CUMULATIVE PERFORMANCE $10,000 INVESTMENT SINCE INCEPTION(1,3)

                 [CHART OF CUMULATIVE PERFORMANCE]

                                                 MORGAN STANLEY CAPITAL
                                                 INTERNATIONAL EUROPE,
                                                 AUSTRALASIA & FAR EAST
                                                       INDEX(2)
                INTERNATIONAL STOCK FUND             (MSCI EAFE)
10/31/2000             $10,000                         $10,000
12/31/2000               9,745                           9,972
12/31/2001               7,946                           7,865
12/31/2002               7,312                           6,634
12/31/2003               9,769                           9,232
12/31/2004              11,771                          11,143
12/31/2005              13,717                          12,704
12/31/2006              17,034                          16,116
12/31/2007              18,980                          18,082

                            [END CHART]

AVERAGE ANNUAL TOTAL RETURN THROUGH DECEMBER 31, 2007(3)

                                                                                         Since         EXPENSE
                                                   1 Year     3 Years     5 Years     Inception(4)     RATIO(5)
                                                   -----------------------------------------------     --------
INTERNATIONAL STOCK FUND                           11.42%     17.26%      21.02%         9.35%           1.22%
MSCI EAFE Index(2)                                 11.63      17.32       22.08          8.61             NA

     NA Not Applicable. Index returns do not reflect fees or expenses.
(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index.
(2) The MSCI EAFE (Europe, Australasia & Far East) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.
(3) Fund returns are calculated after fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and variable life insurance contracts that invest in the fund, as described in the Prospectus. If these fees, charges, or expenses were included, fund returns would have been lower. Fund returns also assume that dividends and capital gains are reinvested in additional shares of the fund. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. The fund's past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For fund performance data current to the most recent month-end, please call 1-800-798-5500. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.
(4) The fund commenced investment operations on October 31, 2000. The since inception index returns are also from October 31, 2000.
(5) The expense ratio is based on expenses incurred by the fund, as described in the current Prospectus.

--------------------------------------------------------------------------------
                                                                              29

================================================================================
 TARGET RETIREMENT 2020 FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

The Ultra Series Target Retirement 2020 Fund commenced operations on October 1, 2007 and provided a return of -1.94% through the time period ended December 31, 2007. During this same time period, the return of the fund's benchmark, the Dow Jones Global Target 2020 Index, was -0.22%.

The benefits of diversification through the holding of various asset classes were evident during the quarter. Performance of the fund's equity holdings were mostly negative for the quarter, while performance of the fund's fixed income holdings were mostly positive. The fund underperformed the index primarily due to its higher allocation to equities versus the benchmark index.

The fund's strategic allocation target remains at approximately 75% equities and 25% fixed income investments. Over time, as the fund moves closer to its 2020 target date, these allocation targets will gradually change, with fixed income comprising a greater portion of the portfolio and equities a lesser amount. Investors should keep these allocation targets in mind. The glide path to a more conservative allocation will occur only gradually over the life of the portfolio.

MEMBERS Capital Advisors, Inc. - Adviser

     SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS
                 AS OF DECEMBER 31, 2007(1)

           [PIE CHART OF SECTOR ALLOCATION]

Equity Securities                                 47%
Debt Securities                                   25%
Foreign Securities                                25%
Alternative Asset Classes                          2%
Money Market Securities and Other Net Assets       1%

                       [END CHART]

               PORTFOLIO HOLDINGS AS
         A PERCENTAGE OF TOTAL MARKET VALUE
             AS OF DECEMBER 31, 2007(2)

Julius Baer International Equity Fund II              10%
MEMBERS Large Cap Growth Fund, Class Y                10%
Laudus International MarketMasters Fund               10%
MEMBERS Large Cap Value Fund, Class Y                 10%
MEMBERS High Income Fund, Class Y                      9%
Victory Special Value Fund                             9%
T. Rowe Price Spectrum Income Fund                     8%
Oppenheimer International Bond Fund                    7%
Neuberger Berman Partners Fund                         6%
Manning & Napier Equity Series Fund                    6%
Principal International Emerging Markets Fund          5%
MEMBERS Mid Cap Growth Fund, Class Y                   4%
Royce Value Fund                                       3%
Ivy Global Natural Resources Fund                      2%
SSgA Prime Money Market Fund                           1%

(1) The industry classification method used for purposes of this report may differ from the industry subclassification(s) used for Trust compliance purposes.
(2) Each underlying fund has its own risks and investment strategies. A copy of each fund's financial statements is available at no cost on the EDGAR Database on the SEC's website at www.sec.gov.

--------------------------------------------------------------------------------
30

================================================================================
 TARGET RETIREMENT 2020 FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

        CUMULATIVE PERFORMANCE OF $10,000 INVESTMENT SINCE INCEPTION(1,3)

                 [CHART OF CUMULATIVE PERFORMANCE]

                     DOW JONES GLOBAL
                   TARGET 2020 INDEX(2)    TARGET RETIREMENT 2020 FUND
 10/1/2007               $10,000                     $10,000
12/31/2007                 9,978                       9,806

                            [END CHART]

AVERAGE ANNUAL TOTAL RETURN THROUGH DECEMBER 31, 2007(3)

                                                           Since         EXPENSE
                                                        Inception(4)     RATIO(5)
                                                        ------------     --------
TARGET RETIREMENT 2020 FUND                                -1.94%         1.36%
Dow Jones Global Target 2020 Index(2)                      -0.22            NA

     NA Not Applicable. Index returns do not reflect fees or expenses.
(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index.
(2) The Dow Jones Global Target 2020 Index is a benchmark for multi-asset class portfolios with risk profiles that become more conservative as the year 2020 approaches. The index is a composite of other indexes that represent stocks, bonds and cash.
(3) Fund returns are calculated after fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and variable life insurance contracts that invest in the fund, as described in the Prospectus. If these fees, charges, or expenses were included, fund returns would have been lower. Fund returns also assume that dividends and capital gains are reinvested in additional shares of the fund. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. The fund's past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For fund performance data current to the most recent month-end, please call 1-800-798-5500. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.
(4) The fund commenced investment operations on October 1, 2007. The since inception index returns are also from October 1, 2007.
(5) The expense ratio is based on estimated expenses to be incurred by the fund, as described in the current Prospectus.

--------------------------------------------------------------------------------

================================================================================
 TARGET RETIREMENT 2030 FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

The Ultra Series Target Retirement 2030 Fund commenced operations on October 1, 2007 and provided a return of -2.51% through the time period ended December 31, 2007. During this same time period, the return of the fund's benchmark, the Dow Jones Global Target 2030 Index, was -1.57%.

The benefits of diversification through the holding of various asset classes were evident during the quarter. Performance of the fund's equity holdings were mostly negative for the quarter, while performance of the fund's fixed income holdings were mostly positive. The fund underperformed the index primarily due to its higher allocation to equities versus the benchmark index.

The fund's strategic allocation target remains at approximately 85% equities and 15% fixed income investments. Over time, as the fund moves closer to its 2030 target date, these allocation targets will gradually change, with fixed income comprising a greater portion of the portfolio and equities a lesser amount. Investors should keep these allocation targets in mind. The glide path to a more conservative allocation will occur only gradually over the life of the portfolio.

MEMBERS Capital Advisors, Inc. - Adviser

    SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS
                 AS OF DECEMBER 31, 2007(1)

           [PIE CHART OF SECTOR ALLOCATION]

Equity Securities                                 54%
Foreign Securities                                28%
Debt Securities                                   14%
Alternative Asset Classes                          3%
Money Market Securities and Other Net Assets       1%

                       [END CHART]

               PORTFOLIO HOLDINGS AS
         A PERCENTAGE OF TOTAL MARKET VALUE
             AS OF DECEMBER 31, 2007(2)

Julius Baer International Equity Fund II              11%
Laudus International MarketMasters Fund               11%
MEMBERS Large Cap Growth Fund, Class Y                10%
MEMBERS Large Cap Value Fund, Class Y                 10%
T. Rowe Price Spectrum Income Fund                     7%
MEMBERS High Income Fund, Class Y                      7%
Neuberger Berman Partners Fund                         7%
Manning & Napier Equity Series Fund                    6%
Principal International Emerging Markets Fund          6%
Victory Special Value Fund                             5%
CRM Mid Cap Value Fund                                 5%
MEMBERS Mid Cap Growth Fund, Class Y                   5%
Ivy Global Natural Resources Fund                      3%
Royce Value Fund                                       3%
MEMBERS Small Cap Growth Fund, Class Y                 3%
SSgA Prime Money Market Fund                           1%

(1) The industry classification method used for purposes of this report may differ from the industry subclassification(s) used for Trust compliance purposes.
(2) Each underlying fund has its own risks and investment strategies. A copy of each fund's financial statements is available at no cost on the EDGAR Database on the SEC's website at www.sec.gov.

--------------------------------------------------------------------------------
32

================================================================================
 TARGET RETIREMENT 2030 FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

        CUMULATIVE PERFORMANCE OF $10,000 INVESTMENT SINCE INCEPTION(1,3)

                 [CHART OF CUMULATIVE PERFORMANCE]

                     DOW JONES GLOBAL
                   TARGET 2030 INDEX(2)    TARGET RETIREMENT 2030 FUND
 10/1/2007               $10,000                     $10,000
12/31/2007                 9,843                       9,749

AVERAGE ANNUAL TOTAL RETURN THROUGH DECEMBER 31, 2007(3)

                                                           Since         EXPENSE
                                                        Inception(4)     RATIO(5)
                                                        ------------     --------
TARGET RETIREMENT 2030 FUND                                -2.51%         1.41%
Dow Jones Global Target 2030 Index(2)                      -1.57            NA

     NA Not Applicable. Index returns do not reflect fees or expenses.
(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index.
(2) The Dow Jones Global Target 2030 Index is a benchmark for multi-asset class portfolios with risk profiles that become more conservative as the year 2030 approaches. The index is a composite of other indexes that represent stocks, bonds and cash.
(3) Fund returns are calculated after fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and variable life insurance contracts that invest in the fund, as described in the Prospectus. If these fees, charges, or expenses were included, fund returns would have been lower. Fund returns also assume that dividends and capital gains are reinvested in additional shares of the fund. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. The fund's past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For fund performance data current to the most recent month-end, please call 1-800-798-5500. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.
(4) The fund commenced investment operations on October 1, 2007. The since inception index returns are also from October 1, 2007.
(5) The expense ratio is based on estimated expenses to be incurred by the fund, as described in the current Prospectus.

--------------------------------------------------------------------------------

================================================================================
 TARGET RETIREMENT 2040 FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

The Ultra Series Target Retirement 2040 Fund commenced operations on October 1, 2007 and provided a return of -2.86% through the time period ended December 31, 2007. During this same time period, the return of the fund's benchmark, the Dow Jones Global Target 2040 Index, was -2.24%.

In accordance with the fund's long time horizon, the majority of the fund's assets are allocated to a mix of domestic and international equities. The fund underperformed the index primarily due to its higher allocation to equities versus the benchmark index. While performance was negative during the period, history has shown that equities produce long-term total returns superior to most other major asset classes.

The fund's strategic allocation target remains at approximately 95% equities and 5% fixed income investments. Over time, as the fund moves closer to its 2040 target date, these allocation targets will gradually change, with fixed income comprising a greater portion of the portfolio and equities a lesser amount. Investors should keep these allocation targets in mind. The glide path to a more conservative allocation will occur only gradually over the life of the portfolio.

MEMBERS Capital Advisors, Inc.- Adviser

    SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS
                 AS OF DECEMBER 31, 2007(1)

           [PIE CHART OF SECTOR ALLOCATION]

Equity Securities                                 59%
Foreign Securities                                32%
Alternative Asset Classes                          4%
Debt Securities                                    4%
Money Market Securities and Other Net Assets       1%

                       [END CHART]

               PORTFOLIO HOLDINGS AS
         A PERCENTAGE OF TOTAL MARKET VALUE
             AS OF DECEMBER 31, 2007(2)

Julius Baer International Equity Fund II              12%
Laudus International MarketMasters Fund               12%
MEMBERS Large Cap Growth Fund, Class Y                10%
MEMBERS Large Cap Value Fund, Class Y                 10%
Neuberger Berman Partners Fund                         8%
Manning & Napier Equity Series Fund                    7%
Principal International Emerging Markets Fund          7%
MEMBERS Mid Cap Growth Fund, Class Y                   7%
Victory Special Value Fund                             5%
CRM Mid Cap Value Fund                                 5%
Ivy Global Natural Resources Fund                      4%
MEMBERS High Income Fund, Class Y                      4%
Royce Value Fund                                       4%
MEMBERS Small Cap Growth Fund, Class Y                 4%
SSgA Prime Money Market Fund                           1%

(1) The industry classification method used for purposes of this report may differ from the industry subclassification(s) used for Trust compliance purposes.
(2) Each underlying fund has its own risks and investment strategies. A copy of each fund's financial statements is available at no cost on the EDGAR Database on the SEC's website at www.sec.gov.

--------------------------------------------------------------------------------
34

================================================================================
 TARGET RETIREMENT 2040 FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

        CUMULATIVE PERFORMANCE OF $10,000 INVESTMENT SINCE INCEPTION(1,3)

                 [CHART OF CUMULATIVE PERFORMANCE]

                     DOW JONES GLOBAL
                   TARGET 2040 INDEX(2)    TARGET RETIREMENT 2040 FUND
 10/1/2007               $10,000                     $10,000
12/31/2007                 9,776                       9,714

AVERAGE ANNUAL TOTAL RETURN THROUGH DECEMBER 31, 2007(3)

                                                           Since         EXPENSE
                                                        Inception(4)     RATIO(5)
                                                        ------------     --------
TARGET RETIREMENT 2040 FUND                                -2.86%         1.46%
Dow Jones Global Target 2040 Index(2)                      -2.24            NA

     NA Not Applicable. Index returns do not reflect fees or expenses.
(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index.
(2) The Dow Jones Global Target 2040 Index is a benchmark for multi-asset class portfolios with risk profiles that become more conservative as the year 2040 approaches. The index is a composite of other indexes that represent stocks, bonds and cash.
(3) Fund returns are calculated after fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and variable life insurance contracts that invest in the fund, as described in the Prospectus. If these fees, charges, or expenses were included, fund returns would have been lower. Fund returns also assume that dividends and capital gains are reinvested in additional shares of the fund. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. The fund's past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For fund performance data current to the most recent month-end, please call 1-800-798-5500. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.
(4) The fund commenced investment operations on October 1, 2007. The since inception index returns are also from October 1, 2007.
(5) The expense ratio is based on estimated expenses to be incurred by the fund, as described in the current Prospectus.

--------------------------------------------------------------------------------

================================================================================
 CONSERVATIVE ALLOCATION FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                                           Value
Shares                                                                                   (Note 2)
------                                                                                   --------
INVESTMENT COMPANIES - 100.01%
-------------------------------------------------------------------------------------------------
             ALTERNATIVE ASSET CLASSES - 5.84%
   101,828   Cohen & Steers Institutional Realty Shares, Inc. ..................     $ 3,900,003
                                                                                     ------------
             DEBT SECURITIES - 54.63%
 1,021,455   Dodge & Cox Income Fund ...........................................      12,778,402
   783,968   MEMBERS Bond Fund, Class Y (R) ....................................       7,753,444
   442,983   MEMBERS High Income Fund, Class Y (R) .............................       3,136,323
 1,229,231   Western Asset Intermediate Bond Portfolio .........................      12,796,296
                                                                                     ------------
                                                                                      36,464,465
                                                                                     ------------
             EQUITY SECURITIES - 22.63%
   429,426   MEMBERS Large Cap Growth Fund, Class Y (R)* .......................       7,210,055
   356,568   MEMBERS Large Cap Value Fund, Class Y (R) .........................       5,583,853
   332,237   MEMBERS Mid Cap Growth Fund, Class Y (R) ..........................       2,312,367
                                                                                     ------------
                                                                                      15,106,275
                                                                                     ------------
             FOREIGN SECURITIES - 4.83%
   232,656   MEMBERS International Stock Fund, Class Y (R) .....................       3,222,279
                                                                                     ------------
             MONEY MARKET SECURITIES - 12.08%
 8,064,979   SSgA Prime Money Market Fund ......................................       8,064,979
                                                                                     ------------
             TOTAL INVESTMENT COMPANIES - 100.01%
             (Cost $68,242,346**) ..............................................      66,758,001

NET OTHER ASSETS AND LIABILITIES - (0.01)%
-------------------------------------------------------------------------------------------------
                                                                                         (10,676)

TOTAL NET ASSETS - 100.00%
-------------------------------------------------------------------------------------------------
                                                                                     $66,747,325

------------------------------------------------------
 *  Non-income producing.
**  Aggregate cost for Federal tax purposes was $68,262,177.
(R) Affiliated Company (see Note 10).

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
36

================================================================================
 MODERATE ALLOCATION FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                                           Value
Shares                                                                                   (Note 2)
------                                                                                   --------
INVESTMENT COMPANIES - 100.02%
-------------------------------------------------------------------------------------------------
             ALTERNATIVE ASSET CLASSES - 4.55%
   259,009   Cohen & Steers Institutional Realty Shares, Inc. ..................    $  9,920,053
                                                                                    -------------
             DEBT SECURITIES - 29.35%
 2,289,768   MEMBERS Bond Fund, Class Y (R) ....................................      22,645,802
 2,074,418   MEMBERS High Income Fund, Class Y (R) .............................      14,686,881
 2,568,179   Western Asset Intermediate Bond Portfolio .........................      26,734,740
                                                                                    -------------
                                                                                      64,067,423
                                                                                    -------------
             EQUITY SECURITIES - 46.95%
   280,422   American Beacon Large Cap Value Fund ..............................       6,581,508
   417,176   Columbia Funds Series Trust - Columbia Marsico
             Focused Equities Fund, Class Z ....................................      10,458,601
 1,451,664   MEMBERS Large Cap Growth Fund, Class Y (R)* .......................      24,373,438
 1,128,103   MEMBERS Large Cap Value Fund, Class Y (R) .........................      17,666,093
 2,378,051   MEMBERS Mid Cap Growth Fund, Class Y (R) ..........................      16,551,237
   803,589   MEMBERS Mid Cap Value Fund, Class Y (R) ...........................       9,393,951
   952,968   MEMBERS Small Cap Growth Fund, Class Y (R) ........................       9,920,399
   799,549   MEMBERS Small Cap Value Fund, Class Y (R) .........................       7,531,753
                                                                                    -------------
                                                                                     102,476,980
                                                                                    -------------
             FOREIGN SECURITIES - 13.97%
   980,110   MEMBERS International Stock Fund, Class Y (R) .....................      13,574,529
   394,237   Thornburg International Value Fund ................................      13,360,709
    34,200   Vanguard Emerging Markets ETF .....................................       3,567,060
                                                                                    -------------
                                                                                      30,502,298
                                                                                    -------------
             MONEY MARKET SECURITIES - 5.20%
11,349,545   SSgA Prime Money Market Fund ......................................      11,349,545
                                                                                    -------------
             TOTAL INVESTMENT COMPANIES - 100.02%
             (Cost $222,820,195**) .............................................     218,316,299

NET OTHER ASSETS AND LIABILITIES - (0.02)%
-------------------------------------------------------------------------------------------------
                                                                                         (35,305)

TOTAL NET ASSETS - 100.00%
-------------------------------------------------------------------------------------------------
                                                                                    $218,280,994

--------------------------------------------------------------------------------
  *  Non-income producing.
 **  Aggregate cost for Federal tax purposes was $223,218,556.
(R)  Affiliated Company (see Note 10).
ETF  Exchange Traded Fund.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 AGGRESSIVE ALLOCATION FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                                           Value
Shares                                                                                   (Note 2)
------                                                                                   --------
INVESTMENT COMPANIES - 100.02%
-------------------------------------------------------------------------------------------------
             ALTERNATIVE ASSET CLASSES - 3.72%
    66,147   Cohen & Steers Institutional Realty Shares, Inc. ..................     $ 2,533,446
                                                                                     ------------
             EQUITY SECURITIES - 67.54%
   141,693   American Beacon Large Cap Value Fund ..............................       3,325,529
   170,609   Columbia Funds Series Trust - Columbia Marsico
             Focused Equities Fund, Class Z ....................................       4,277,157
   579,685   MEMBERS Large Cap Growth Fund, Class Y (R)* .......................       9,732,912
   395,801   MEMBERS Large Cap Value Fund, Class Y (R) .........................       6,198,251
 1,035,046   MEMBERS Mid Cap Growth Fund, Class Y (R) ..........................       7,203,922
   467,396   MEMBERS Mid Cap Value Fund, Class Y (R) ...........................       5,463,861
   480,388   MEMBERS Small Cap Growth Fund, Class Y (R) ........................       5,000,839
   510,214   MEMBERS Small Cap Value Fund, Class Y (R) .........................       4,806,217
                                                                                     ------------
                                                                                      46,008,688
                                                                                     ------------
             FOREIGN SECURITIES - 28.64%
   604,290   MEMBERS International Stock Fund, Class Y (R) .....................       8,369,416
   240,578   Thornburg International Value Fund ................................       8,153,199
    28,600   Vanguard Emerging Markets ETF .....................................       2,982,980
                                                                                     ------------
                                                                                      19,505,595
                                                                                     ------------
             MONEY MARKET SECURITIES - 0.12%
    83,290   SSgA Prime Money Market Fund ......................................          83,290
                                                                                     ------------
             TOTAL INVESTMENT COMPANIES - 100.02%
             (Cost $68,727,147**) ..............................................      68,131,019
NET OTHER ASSETS AND LIABILITIES - (0.02)%
-------------------------------------------------------------------------------------------------
                                                                                         (11,022)
TOTAL NET ASSETS - 100.00%
-------------------------------------------------------------------------------------------------
                                                                                     $68,119,997

--------------------------------------------------------------------------------
  *  Non-income producing.
 **  Aggregate cost for Federal tax purposes was $69,074,178.
(R)  Affiliated Company (see Note 10).
ETF  Exchange Traded Fund.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
38

================================================================================
 MONEY MARKET FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                                           Value
Par Value                                                                                (Note 2)
---------                                                                                --------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 96.15%
-------------------------------------------------------------------------------------------------
             FEDERAL AGRICULTURAL MORTGAGE CORP. - 15.79% (A)
$3,500,000   4.380%, due 01/04/08 ..............................................    $  3,498,723
 4,183,000   4.280%, due 02/07/08 ..............................................       4,164,599
 5,000,000   4.310%, due 02/21/08 ..............................................       4,969,471
 5,000,000   4.260%, due 03/28/08 ..............................................       4,948,525
                                                                                    -------------
                                                                                      17,581,318
                                                                                    -------------
             FEDERAL FARM CREDIT BANK - 2.69% (G)
 3,000,000   4.756%, due 03/26/08 ..............................................       2,999,896
                                                                                    -------------
             FEDERAL HOME LOAN BANK - 26.77%
 5,750,000   4.330%, due 01/02/08 (A) ..........................................       5,749,308
 3,000,000   4.350%, due 01/18/08 (A) ..........................................       2,993,837
 3,000,000   4.315%, due 01/30/08 (A) ..........................................       2,989,572
 2,000,000   4.235%, due 02/06/08 (A) ..........................................       1,991,530
 2,000,000   3.573%, due 02/07/08 (G) ..........................................       2,000,000
 1,750,000   4.930%, due 02/20/08 (A) ..........................................       1,738,017
 5,050,000   4.240%, due 02/22/08 (A) ..........................................       5,019,072
 3,000,000   5.071%, due 04/01/08 (G) ..........................................       2,999,776
 1,765,000   5.125%, due 04/16/08 ..............................................       1,768,931
 2,550,000   4.832%, due 12/01/08 (G) ..........................................       2,550,000
                                                                                    -------------
                                                                                      29,800,043
                                                                                    -------------
             FEDERAL HOME LOAN MORTGAGE CORP. - 23.91%
   800,000   4.650%, due 01/07/08 (A) ..........................................         799,380
 4,500,000   4.260%, due 01/31/08 (A) ..........................................       4,484,025
 1,500,000   4.270%, due 02/04/08 (A) ..........................................       1,493,951
 1,000,000   4.200%, due 02/07/08 (A) ..........................................         995,683
 5,500,000   4.200%, due 02/11/08 (A) ..........................................       5,473,692
 1,500,000   4.625%, due 02/21/08 ..............................................       1,499,916
 4,000,000   4.320%, due 02/28/08 (A) ..........................................       3,972,160
 1,800,000   3.500%, due 03/12/08 ..............................................       1,796,567
 4,518,000   2.750%, due 03/15/08 ..............................................       4,501,718
 1,600,000   5.750%, due 04/15/08 ..............................................       1,606,298
                                                                                    -------------
                                                                                      26,623,390
                                                                                    -------------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION - 26.99%
 4,964,000   3.250%, due 01/15/08 ..............................................       4,961,555
 5,000,000   4.220%, due 01/24/08 (A) ..........................................       4,986,520
 1,070,000   4.260%, due 01/24/08 (A) ..........................................       1,067,088
 3,157,000   3.500%, due 01/28/08 ..............................................       3,154,065
 3,500,000   4.300%, due 01/29/08 (A) ..........................................       3,488,294
   500,000   4.230%, due 03/12/08 (A) ..........................................         495,829
 5,500,000   4.270%, due 03/12/08 (A) ..........................................       5,453,682
 4,000,000   4.160%, due 03/20/08 (A) ..........................................       3,963,484
 2,500,000   4.280%, due 03/26/08 (A) ..........................................       2,474,736
                                                                                    -------------
                                                                                      30,045,253
                                                                                    -------------
             TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
             (Cost $107,049,900) ...............................................     107,049,900

Shares
------
INVESTMENT COMPANIES - 3.86%
-------------------------------------------------------------------------------------------------
    19,863   JPMorgan Prime Money Market Fund ..................................          19,863
 4,279,189   SSgA Prime Money Market Fund ......................................       4,279,189
                                                                                    -------------
             TOTAL INVESTMENT COMPANIES
             (Cost $4,299,052) .................................................       4,299,052

TOTAL INVESTMENTS - 100.01%
-------------------------------------------------------------------------------------------------
(Cost $111,348,952**) ..........................................................     111,348,952

NET OTHER ASSETS AND LIABILITIES - (0.01)%
-------------------------------------------------------------------------------------------------
                                                                                         (16,418)

TOTAL NET ASSETS - 100.00%
-------------------------------------------------------------------------------------------------
                                                                                    $111,332,534

-------------------------------------------------------------------------------------------------

 ** Aggregate cost for Federal tax purposes was $111,348,952.
(A) Rate noted represents annualized yield at time of purchase.
(G) Floating rate note. Date shown is next reset date.

    The industry classification method used for purposes of this report may differ from the industry sub-classification(s) used for Trust compliance purposes.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 BOND FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                                           Value
Par Value                                                                                (Note 2)
---------                                                                                --------
ASSET BACKED - 2.84%
-------------------------------------------------------------------------------------------------
  $  652,045   ABSC Long Beach Home Equity Loan Trust,
               Series 2000-LB1, Class AF5 (M)
               8.550%, due 09/21/30 ............................................    $    650,383
   1,699,685   Ameriquest Mortgage Securities, Inc.,
               Series 2004-FR1, Class M2 (M)
               5.207%, due 05/25/34 ............................................       1,576,423
   3,820,000   Chase Issuance Trust,
               Series 2007-A17, Class A
               5.120%, due 10/15/14 ............................................       3,827,328
     150,738   Countrywide Asset-Backed Certificates,
               Series 2003-S1, Class A4 (M)
               5.009%, due 12/25/32 ............................................         150,282
   2,720,000   Daimler Chrysler Auto Trust,
               Series 2007-A, Class A3A
               5.000%, due 02/08/12 ............................................       2,745,217
   2,000,000   GMAC Mortgage Corp. Loan Trust,
               Series 2004-HE2, Class M1
               3.950%, due 10/25/33 ............................................       1,911,751
   1,847,837   Green Tree Financial Corp.,
               Series 1998-2, Class A6 (G)
               6.810%, due 12/01/27 ............................................       1,868,508
   3,500,000   New Century Home Equity Loan Trust,
               Series 2003-5, Class AI5 (G)
               5.500%, due 11/25/33 ............................................       3,496,583
   2,475,000   Renaissance Home Equity Loan Trust,
               Series 2005-4, Class M9 (M)
               7.000%, due 02/25/36 ............................................       1,008,900
       7,284   Residential Asset Mortgage Products, Inc.,
               Series 2003-RS9, Class AI5 (G)
               4.990%, due 03/25/31 ............................................           7,261
   1,019,369   Soundview Home Equity Loan Trust,
               Series 2005-B, Class M6 (M)
               6.175%, due 05/25/35 ............................................         245,200
   1,556,047   Wells Fargo Home Equity Trust,
               Series 2004-2, Class M8A (C)(G)
               7.865%, due 05/25/34 ............................................         876,607
                                                                                    -------------
               TOTAL ASSET BACKED
               (Cost $21,290,657) ..............................................      18,364,443

COMMERCIAL MORTGAGE BACKED - 8.69%
-------------------------------------------------------------------------------------------------
   1,469,092   Bear Stearns Commercial Mortgage Securities,
               Series 2001-TOP4, Class A1
               5.060%, due 11/15/16 ............................................       1,471,952
   4,100,000   Bear Stearns Commercial Mortgage Securities,
               Series 2003-T10, Class E (C)(G)
               5.540%, due 03/13/40 ............................................       4,013,382
      69,536   Bear Stearns Commercial Mortgage Securities,
               Series 2004-T16, Class A2
               3.700%, due 02/13/46 ............................................          69,402
   2,800,000   Bear Stearns Commercial Mortgage Securities,
               Series 2004-T16, Class A6 (G)
               4.750%, due 02/13/46 ............................................       2,755,763
   1,810,000   Bear Stearns Commercial Mortgage Securities,
               Series 2005-T20, Class F (C)(G)
               4.418%, due 10/12/42 ............................................       1,643,790
   4,200,000   Government National Mortgage Association,
               Series 2004-43, Class C (G)
               5.008%, due 12/16/25 ............................................       4,211,487
   3,000,000   Greenwich Capital Commercial Funding Corp.,
               Series 2004-GG1, Class A7 (G)
               5.317%, due 06/10/36 ............................................       3,053,017
   6,450,000   LB-UBS Commercial Mortgage Trust,
               Series 2004-C1, Class A2
               3.624%, due 01/15/29 ............................................       6,359,491
   3,200,000   LB-UBS Commercial Mortgage Trust,
               Series 2004-C8, Class A6 (G)
               4.799%, due 12/15/29 ............................................       3,162,357
   5,550,000   Morgan Stanley Capital I,
               Series 2004-HQ4, Class A7
               4.970%, due 04/14/40 ............................................       5,534,763
   7,000,000   Morgan Stanley Capital I,
               Series 2004-T13, Class A3
               4.390%, due 09/13/45 ............................................       6,889,776
   5,740,000   Morgan Stanley Capital I,
               Series 2006-IQ12, Class ANM
               5.310%, due 12/15/43 ............................................       5,725,544
   1,695,000   Multi Security Asset Trust,
               Series 2005-RR4A, Class J (C)
               5.880%, due 11/28/35 ............................................       1,566,028
   1,380,702   Wachovia Bank Commercial Mortgage Trust,
               Series 2003-C6, Class A1
               3.364%, due 08/15/35 ............................................       1,367,032
   8,450,000   Wachovia Bank Commercial Mortgage Trust,
               Series 2003-C8, Class A2
               3.894%, due 11/15/35 ............................................       8,367,010
                                                                                    -------------
               TOTAL COMMERCIAL MORTGAGE BACKED
               (Cost $56,433,574) ..............................................      56,190,794

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
40

================================================================================
 BOND FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                                           Value
Par Value                                                                                (Note 2)
---------                                                                                --------
PRIVATE LABEL MORTGAGE BACKED - 1.27%
-------------------------------------------------------------------------------------------------
  $5,894,944   Banc of America Alternative Loan Trust,
               Series 2005-12, Class 3CB1
               6.000%, due 01/25/36 ............................................    $  5,643,851
   2,717,972   Banc of America Alternative Loan Trust,
               Series 2006-3, Class 2CB1
               6.000%, due 04/25/36 ............................................       2,598,157
                                                                                    -------------
               TOTAL PRIVATE LABEL MORTGAGE BACKED
               (Cost $8,579,857) ...............................................       8,242,008

CORPORATE NOTES AND BONDS - 27.32%
-------------------------------------------------------------------------------------------------
               CONSUMER DISCRETIONARY - 1.10%
   2,500,000   American Association of Retired Person (C)
               7.500%, due 05/01/31 ............................................       3,205,885
   4,400,000   Erac USA Finance Co. (C)
               6.700%, due 06/01/34 ............................................       3,920,123
                                                                                    -------------
                                                                                       7,126,008
                                                                                    -------------
               CONSUMER STAPLES - 1.15%
   1,250,000   Coca-Cola Enterprises, Inc.
               4.375%, due 09/15/09 ............................................       1,250,115
   2,330,000   Diageo Capital PLC (D)(O)
               5.500%, due 09/30/16 ............................................       2,313,848
   1,165,000   Pepsico, Inc.
               4.650%, due 02/15/13 ............................................       1,172,823
   2,700,000   Safeway, Inc.
               4.125%, due 11/01/08 ............................................       2,670,967
                                                                                    -------------
                                                                                       7,407,753
                                                                                    -------------
               ENERGY - 2.05%
   3,500,000   ConocoPhillips (O)
               6.650%, due 07/15/18 ............................................       3,868,571
   2,460,000   Hess Corp.
               7.875%, due 10/01/29 ............................................       2,911,693
   1,400,000   Transocean, Inc.
               6.000%, due 03/15/18 ............................................       1,396,265
   2,310,000   Transocean, Inc. 7.500%,
               due 04/15/31 ....................................................       2,537,613
   2,275,000   Valero Energy Corp. (O)
               7.500%, due 04/15/32 ............................................       2,500,200
                                                                                    -------------
                                                                                      13,214,342
                                                                                    -------------
               FINANCE - 4.94%
   2,500,000   American General Finance Corp., Series H
               4.625%, due 09/01/10 ............................................       2,479,910
   2,885,000   American General Finance Corp.
               5.850%, due 06/01/13 ............................................       2,853,167
   1,165,000   Bank of America Corp.
               5.750%, due 12/01/17 ............................................       1,167,673
   2,725,000   CIT Group, Inc. (O)
               7.625%, due 11/30/12 ............................................       2,762,076
   1,250,000   GE Insurance Solutions Corp.
               7.000%, due 02/15/26 ............................................       1,326,329
   1,680,000   GE Insurance Solutions Corp.
               7.750%, due 06/15/30 ............................................       1,923,136
   2,750,000   Goldman Sachs Group, Inc./The (O)
               5.700%, due 09/01/12 ............................................       2,829,260
   2,725,000   HCP, Inc.
               6.700%, due 01/30/18 ............................................       2,662,134
   4,250,000   HSBC Finance Corp.
               6.500%, due 11/15/08 ............................................       4,296,661
   3,135,000   Lehman Brothers Holdings, Inc.
               5.750%, due 01/03/17 ............................................       3,011,622
   2,700,000   SLM Corp.
               5.125%, due 08/27/12 ............................................       2,414,980
   2,000,000   US Bank NA/Cincinnati OH
               6.300%, due 02/04/14 ............................................       2,127,380
   2,065,000   Western Union Co./The
               5.930%, due 10/01/16 ............................................       2,060,602
                                                                                    -------------
                                                                                      31,914,930
                                                                                    -------------
               FINANCIAL SERVICES - 0.43%
   2,735,000   Well Fargo & Co.
               5.250%, due 10/23/12 ............................................       2,758,832
                                                                                    -------------
               FOOD & DRUG RETAILERS - 0.59%
   3,450,000   Medco Health Solutions, Inc.
               7.250%, due 08/15/13 ............................................       3,779,313
                                                                                    -------------
               HEALTH CARE - 2.72%
   2,600,000   Eli Lilly & Co.
               6.570%, due 01/01/16 ............................................       2,873,403
   1,740,000   Genentech, Inc.
               5.250%, due 07/15/35 ............................................       1,609,150
   3,480,000   Merck & Co., Inc.
               6.400%, due 03/01/28 ............................................       3,726,666
   3,500,000   Quest Diagnostics, Inc.
               5.450%, due 11/01/15 ............................................       3,410,841
   3,600,000   WellPoint, Inc.
               5.000%, due 12/15/14 ............................................       3,448,480
   2,370,000   Wyeth
               6.500%, due 02/01/34 ............................................       2,515,335
                                                                                    -------------
                                                                                      17,583,875
                                                                                    -------------

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 BOND FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                                           Value
Par Value                                                                                (Note 2)
---------                                                                                --------
CORPORATE NOTES AND BONDS (CONTINUED)
-------------------------------------------------------------------------------------------------
               INDUSTRIALS - 5.02%
  $  760,000   Boeing Co.
               8.625%, due 11/15/31 ............................................    $  1,044,163
   1,380,000   Boeing Co.
               6.875%, due 10/15/43 ............................................       1,583,989
   4,000,000   Daimler Finance North America LLC
               4.750%, due 01/15/08 ............................................       3,999,124
   3,850,000   Dow Chemical Co./The
               5.750%, due 12/15/08 ............................................       3,880,334
   1,140,000   DR Horton, Inc.
               5.250%, due 02/15/15 ............................................         905,529
     585,000   EI Du Pont de Nemours & Co.
               5.000%, due 01/15/13 ............................................         588,690
   2,000,000   Ford Motor Credit Co. LLC
               5.800%, due 01/12/09 ............................................       1,898,390
   3,200,000   General Electric Co.
               5.000%, due 02/01/13 ............................................       3,240,714
   3,265,000   GMAC LLC
               7.250%, due 03/02/11 ............................................       2,861,900
   1,450,000   Lockheed Martin Corp.
               7.650%, due 05/01/16 ............................................       1,663,489
   2,465,000   Waste Management, Inc.
               7.125%, due 12/15/17 ............................................       2,703,279
   2,250,000   Westvaco Corp.
               8.200%, due 01/15/30 ............................................       2,405,651
   3,000,000   Weyerhaeuser Co. (O)
               6.875%, due 12/15/33 ............................................       2,804,991
   2,870,000   WM Wrigley Jr. Co.
               4.300%, due 07/15/10 ............................................       2,886,580
                                                                                    -------------
                                                                                      32,466,823
                                                                                    -------------
               MEDIA - 1.08%
   3,080,000   Comcast Cable Communications Holdings, Inc.
               9.455%, due 11/15/22 ............................................       3,916,660
   3,000,000   Rogers Cable, Inc. (D)
               6.250%, due 06/15/13 ............................................       3,078,474
                                                                                    -------------
                                                                                       6,995,134
                                                                                    -------------
               PIPELINE - 0.24%
   1,675,000   Knight, Inc.
               7.250%, due 03/01/28 ............................................       1,571,910
                                                                                    -------------
               REAL ESTATE INVESTMENT TRUSTS - 0.16%
   1,060,000   Simon Property Group L.P. (O)
               5.875%, due 03/01/17 ............................................       1,016,114
                                                                                    -------------
               TELECOMMUNICATIONS - 1.52%
   2,400,000   Cisco Systems, Inc.
               5.500%, due 02/22/16 ............................................       2,440,728
   4,225,000   New Cingular Wireless Services, Inc.
               7.875%, due 03/01/11 ............................................       4,575,531
   2,915,000   Sprint Nextel Corp.
               6.000%, due 12/01/16 ............................................       2,791,967
                                                                                    -------------
                                                                                       9,808,226
                                                                                    -------------
               TRANSPORTATION - 1.44%
   2,925,000   Burlington Northern Santa Fe Corp.
               8.125%, due 04/15/20 ............................................       3,414,689
   3,175,000   CSX Corp.
               6.250%, due 10/15/08 ............................................       3,203,010
   1,268,000   Norfolk Southern Corp.
               5.590%, due 05/17/25 ............................................       1,174,908
   1,400,000   Norfolk Southern Corp.
               7.050%, due 05/01/37 ............................................       1,517,239
       9,631   Southwest Airlines Co., Series A3
               8.700%, due 07/01/11 ............................................          10,250
                                                                                    -------------
                                                                                       9,320,096
                                                                                    -------------
                UTILITIES - 4.88%
   2,750,000   Consumers Energy Co.
               5.650%, due 04/15/20 ............................................       2,717,646
   2,000,000   Energy East Corp.
               8.050%, due 11/15/10 ............................................       2,173,044
   2,940,000   Illinois Power Co.
               7.500%, due 06/15/09 ............................................       3,026,160
   3,445,000   Indianapolis Power & Light Co. (C)
               6.050%, due 10/01/36 ............................................       3,370,244
   2,925,000   Pacific Gas & Electric Co.
               6.050%, due 03/01/34 ............................................       2,920,139
   2,400,000   Progress Energy, Inc.
               7.750%, due 03/01/31 ............................................       2,833,226
   3,250,000   Public Service Co., of New Mexico
               4.400%, due 09/15/08 ............................................       3,228,709
   1,200,000   Sierra Pacific Power Co., Series M
               6.000%, due 05/15/16 ............................................       1,189,494
   3,500,000   Southern Power Co./GA,   Series B
               6.250%, due 07/15/12 ............................................       3,661,066
   2,165,000   Southwestern Electric Power Co., Series E
               5.550%, due 01/15/17 ............................................       2,100,124
   1,165,000   Virginia Electric and Power Co.
               5.100%, due 11/30/12 ............................................       1,170,007
   3,000,000   Wisconsin Electric Power Co.
               6.500%, due 06/01/28 ............................................       3,170,601
                                                                                    -------------
                                                                                      31,560,460
                                                                                    -------------
               TOTAL CORPORATE NOTES AND BONDS
               (Cost $178,876,607) .............................................     176,523,816

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
42

================================================================================
 BOND FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                                           Value
Par Value                                                                                (Note 2)
---------                                                                                --------
MORTGAGE BACKED - 26.04%
-------------------------------------------------------------------------------------------------
               FEDERAL HOME LOAN MORTGAGE CORP. - 4.19%
  $3,946,241   5.000%, due 05/01/18 Pool # E96322 ..............................    $  3,955,964
     118,648   8.000%, due 06/01/30 Pool # C01005 ..............................         127,063
     587,041   7.000%, due 03/01/31 Pool # C48129 ..............................         615,922
     263,176   6.500%, due 03/01/32 Pool # C65648 ..............................         272,079
   4,236,841   5.000%, due 07/01/33 Pool # A11325 ..............................       4,140,207
   1,047,677   6.000%, due 10/01/34 Pool # A28439 ..............................       1,064,925
     909,397   6.000%, due 10/01/34 Pool # A28598 ..............................         924,368
   6,514,923   5.500%, due 11/01/34 Pool # A28282 ..............................       6,509,120
     556,462   5.000%, due 04/01/35 Pool # A32314 ..............................         543,292
   1,383,546   5.000%, due 04/01/35 Pool # A32315 ..............................       1,350,802
   1,476,104   5.000%, due 04/01/35 Pool # A32316 ..............................       1,441,168
     412,100   5.000%, due 04/01/35 Pool # A32509 ..............................         402,346
   5,878,389   5.000%, due 01/01/37 Pool # A56371 ..............................       5,736,857
                                                                                    -------------
                                                                                      27,084,113
                                                                                    -------------
               FEDERAL NATIONAL MORTGAGE ASSOCIATION - 21.75%
   3,203,308   4.000%, due 04/01/15 Pool # 255719 ..............................       3,167,778
   4,290,130   5.500%, due 04/01/16 Pool # 745444 ..............................       4,361,877
     219,248   6.000%, due 05/01/16 Pool # 582558 ..............................         224,715
   1,053,210   5.500%, due 09/01/17 Pool # 657335 ..............................       1,069,134
   1,429,225   5.500%, due 02/01/18 Pool # 673194 ..............................       1,450,834
   4,112,290   5.000%, due 05/01/20 Pool # 813965 ..............................       4,116,325
   3,922,184   4.500%, due 09/01/20 Pool # 835465 ..............................       3,856,545
     534,585   6.000%, due 05/01/21 Pool # 253847 ..............................         546,705
     155,636   7.000%, due 12/01/29 Pool # 762813 ..............................         164,059
     232,757   7.000%, due 11/01/31 Pool # 607515 ..............................         245,297
     336,473   6.500%, due 03/01/32 Pool # 631377 ..............................         347,849
       5,367   7.000%, due 04/01/32 Pool # 641518 ..............................           5,651
     424,145   7.000%, due 05/01/32 Pool # 644591 ..............................         446,997
   3,831,754   6.500%, due 06/01/32 Pool # 545691 ..............................       3,961,301
   5,140,989   5.500%, due 04/01/33 Pool # 690206 ..............................       5,144,801
   6,316,379   5.000%, due 10/01/33 Pool # 254903 ..............................       6,172,391
   6,516,322   5.500%, due 11/01/33 Pool # 555880 ..............................       6,521,154
     114,501   5.000%, due 05/01/34 Pool # 782214 ..............................         111,847
   1,617,785   5.000%, due 06/01/34 Pool # 778891 ..............................       1,580,277
   5,997,235   5.500%, due 06/01/34 Pool # 780384 ..............................       5,997,567
      86,231   7.000%, due 07/01/34 Pool # 792636 ..............................          90,385
     742,513   5.500%, due 08/01/34 Pool # 793647 ..............................         742,554
   3,239,475   5.500%, due 03/01/35 Pool # 810075 ..............................       3,237,499
   3,322,608   5.500%, due 03/01/35 Pool # 815976 ..............................       3,320,581
   3,872,785   5.500%, due 07/01/35 Pool # 825283 ..............................       3,870,422
   4,925,428   5.000%, due 08/01/35 Pool # 829670 ..............................       4,808,560
   2,383,224   5.500%, due 08/01/35 Pool # 826872 ..............................       2,381,770
   3,766,510   5.000%, due 09/01/35 Pool # 820347 ..............................       3,677,139
   3,950,973   5.000%, due 09/01/35 Pool # 835699 ..............................       3,857,226
   6,776,298   5.000%, due 10/01/35 Pool # 797669 ..............................       6,615,513
     922,714   5.500%, due 10/01/35 Pool # 836912 ..............................         922,151
   5,342,563   5.000%, due 11/01/35 Pool # 844809 ..............................       5,215,798
   5,339,201   5.000%, due 12/01/35 Pool # 850561 ..............................       5,212,515

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 BOND FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                                           Value
Par Value                                                                                (Note 2)
---------                                                                                --------
MORTGAGE BACKED (CONTINUED)
-------------------------------------------------------------------------------------------------
               FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
 $ 1,768,595   5.500%, due 02/01/36 Pool # 851330 ..............................    $  1,767,516
   2,054,843   5.500%, due 10/01/36 Pool # 896340 ..............................       2,052,623
  10,618,220   5.500%, due 10/01/36 Pool # 901723 ..............................      10,606,748
   5,704,338   6.500%, due 10/01/36 Pool # 894118 ..............................       5,864,302
   6,293,903   6.000%, due 11/01/36 Pool # 902510 ..............................       6,401,809
   5,182,163   5.500%, due 02/01/37 Pool # 905140 ..............................       5,176,564
   5,414,168   5.500%, due 05/01/37 Pool # 899323 ..............................       5,408,067
   3,440,744   5.500%, due 05/01/37 Pool # 928292 ..............................       3,436,867
   6,269,691   6.000%, due 10/01/37 Pool # 947563 ..............................       6,367,239
                                                                                    -------------
                                                                                     140,526,952
                                                                                    -------------
               GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.10%
      81,891   8.000%, due 10/20/15 Pool # 002995 ..............................          86,562
     282,488   6.500%, due 02/20/29 Pool # 002714 ..............................         293,076
     260,282   6.500%, due 04/20/31 Pool # 003068 ..............................         269,775
                                                                                    -------------
                                                                                         649,413
                                                                                    -------------
               TOTAL MORTGAGE BACKED
               (Cost $167,321,303) .............................................     168,260,478

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 30.75%
-------------------------------------------------------------------------------------------------
               FEDERAL FARM CREDIT BANK - 0.68%
   4,000,000   5.875%, due 10/03/16 ............................................       4,413,300
                                                                                    -------------
               FEDERAL HOME LOAN MORTGAGE CORP. - 1.27% (O)
   2,500,000   4.875%, due 11/15/13 ............................................       2,606,832
   5,500,000   4.500%, due 01/15/14 ............................................       5,626,814
                                                                                    -------------
                                                                                       8,233,646
                                                                                    -------------
               FEDERAL NATIONAL MORTGAGE ASSOCIATION - 1.73%
   4,675,000   4.000%, due 09/02/08 ............................................       4,666,113
   2,400,000   5.250%, due 08/01/12 ............................................       2,494,773
   3,905,000   4.625%, due 10/15/14 (O) ........................................       4,008,229
                                                                                    -------------
                                                                                      11,169,115
                                                                                    -------------
               U.S. TREASURY BONDS - 4.12% (O)
   1,000,000   10.625%, due 08/15/15 ...........................................       1,443,672
  19,850,000   6.625%, due 02/15/27 ............................................      25,192,449
                                                                                    -------------
                                                                                      26,636,121
                                                                                    -------------
               U.S. TREASURY NOTES - 22.95% (O)
  10,000,000   4.625%, due 03/31/08 ............................................      10,033,590
   1,015,000   3.750%, due 05/15/08 ............................................       1,016,190
  12,000,000   2.625%, due 03/15/09 ............................................      11,928,744
   3,640,000   4.875%, due 05/31/09 ............................................       3,729,864
   2,000,000   3.500%, due 02/15/10 ............................................       2,017,344
   9,625,000   3.875%, due 05/15/10 ............................................       9,806,970
   8,750,000   3.875%, due 09/15/10 ............................................       8,936,620
  13,000,000   4.500%, due 11/15/10 ............................................      13,516,958
   1,485,000   4.750%, due 03/31/11 ............................................       1,557,857
  23,100,000   4.625%, due 12/31/11 ............................................      24,229,729
   6,425,000   4.625%, due 02/29/12 ............................................       6,742,234
   6,000,000   4.875%, due 06/30/12 ............................................       6,363,750
   5,660,000   3.625%, due 05/15/13 ............................................       5,698,912
   1,915,000   4.000%, due 02/15/14 ............................................       1,956,443
   6,565,000   4.250%, due 11/15/14 ............................................       6,772,723
   2,750,000   4.000%, due 02/15/15 ............................................       2,788,888
   5,900,000   4.250%, due 08/15/15 ............................................       6,055,795
  14,200,000   4.625%, due 02/15/17 ............................................      14,845,660
   9,920,000   4.500%, due 05/15/17 ............................................      10,281,921
                                                                                    -------------
                                                                                     148,280,192
                                                                                    -------------
               TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
               (Cost $190,500,027) .............................................     198,732,374

Shares
------
INVESTMENT COMPANY - 2.07%
-------------------------------------------------------------------------------------------------
  13,369,492   SSgA Prime Money Market Fund ....................................      13,369,492
                                                                                    -------------
               TOTAL INVESTMENT COMPANY
               (Cost $13,369,492) ..............................................      13,369,492

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
44

================================================================================
 BOND FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                                           Value
Shares                                                                                   (Note 2)
------                                                                                   --------
COLLATERAL FOR SECURITIES ON LOAN - 25.32%
-------------------------------------------------------------------------------------------------
 163,598,170   State Street Navigator Securities Lending Prime Portfolio (I)        $163,598,170
                                                                                    -------------
               TOTAL COLLATERAL FOR SECURITIES ON LOAN
               (Cost $163,598,170) .............................................     163,598,170

TOTAL INVESTMENTS - 124.30%
-------------------------------------------------------------------------------------------------
(Cost $799,969,687**) ..........................................................     803,281,575

NET OTHER ASSETS AND LIABILITIES - (24.30)%
-------------------------------------------------------------------------------------------------
                                                                                    (157,048,122)

TOTAL NET ASSETS - 100.00%
-------------------------------------------------------------------------------------------------
                                                                                   $ 646,233,453

------------------------------------------------------
 ** Aggregate cost for Federal tax purposes was $800,238,647.
(C) Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.
(D) Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 0.83% of total net assets.
(G) Floating rate or variable rate note. Rate shown is as of December 31, 2007.
(I) Represents investments of cash collateral received in connection with securities lending.
(M) Stated interest rate is contingent upon sufficient collateral market value. If collateral market value falls below a stated level, the issuer will either initiate a clean-up call or increase the stated interest rate.
(O) All (or portion of security) on loan.
PLC Public Limited Company.

    The industry classification method used for purposes of this report may differ from the industry sub-classification(s) used for Trust compliance purposes.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 HIGH INCOME FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                                             Value
Par Value                                                                                  (Note 2)
---------                                                                                  --------
CORPORATE NOTES AND BONDS - 93.58%
---------------------------------------------------------------------------------------------------
              AEROSPACE/DEFENSE - 0.47%
$  750,000    Alion Science and Technology Corp.
              10.250%, due 02/01/15 ............................................      $    639,375
                                                                                      -------------
              APPAREL/TEXTILES - 1.18%
   850,000    Hanesbrands, Inc.,
              Series B (G)(O)
              8.204%, due 12/15/14 .............................................           841,500
   750,000    Oxford Industries, Inc.
              8.875%, due 06/01/11 .............................................           746,250
                                                                                      -------------
                                                                                         1,587,750
                                                                                      -------------
              AUTOMOTIVE - 4.03%
   200,000    American Axle & Manufacturing,
              Inc. (O)
              7.875%, due 03/01/17 .............................................           180,500
 1,100,000    Ford Motor Credit Co. LLC
              7.375%, due 10/28/09 .............................................         1,035,371
   250,000    Ford Motor Credit Co. LLC
              7.250%, due 10/25/11 .............................................           216,540
   750,000    Ford Motor Credit Co. LLC
              7.800%, due 06/01/12 .............................................           657,496
   800,000    General Motors Corp. (O)
              7.125%, due 07/15/13 .............................................           694,000
 1,000,000    Goodyear Tire &
              Rubber Co./The (G)
              8.663%, due 12/01/09 .............................................         1,007,500
   400,000    KAR Holdings, Inc. (C)
              8.750%, due 05/01/14 .............................................           368,000
   550,000    Tenneco, Inc. (C)
              8.125%, due 11/15/15 .............................................           544,500
   750,000    United Components, Inc.
              9.375%, due 06/15/13 .............................................           740,625
                                                                                      -------------
                                                                                         5,444,532
                                                                                      -------------
              BEVERAGE/FOOD - 2.15%
   500,000    B&G Foods, Inc.
              8.000%, due 10/01/11 .............................................           490,000
   250,000    Constellation Brands, Inc.,
              Series B (O)
              8.125%, due 01/15/12 .............................................           250,625
   500,000    Constellation Brands, Inc. (C)
              7.250%, due 05/15/17 .............................................           462,500
   250,000    Del Monte Corp.
              8.625%, due 12/15/12 .............................................           251,875
   180,000    Michael Foods, Inc.
              8.000%, due 11/15/13 .............................................           178,200
   600,000    NBTY, Inc.
              7.125%, due 10/01/15 .............................................           583,500
   800,000    Pinnacle Foods Finance LLC/Pinnacle
              Foods Finance Corp. (C)(O)
              10.625%, due 04/01/17 ............................................           688,000
                                                                                      -------------
                                                                                         2,904,700
                                                                                      -------------
              BUILDING MATERIALS - 0.55%
   750,000    Interline Brands, Inc.
              8.125%, due 06/15/14 .............................................           742,500
                                                                                      -------------
              CHEMICALS - 1.65%
   500,000    Hexion US Finance Corp./Hexion
              Nova Scotia Finance ULC (G)
              9.369%, due 11/15/14 .............................................           510,000
   400,000    Momentive Performance
              Materials, Inc. (C)
              9.750%, due 12/01/14 .............................................           368,000
   600,000    Nalco Co. (O)
              8.875%, due 11/15/13 .............................................           625,500
   750,000    Tronox Worldwide LLC/Tronox
              Finance Corp.
              9.500%, due 12/01/12 .............................................           723,750
                                                                                      -------------
                                                                                         2,227,250
                                                                                      -------------
              CONSUMER PRODUCTS - 4.09%
   400,000    American Achievement Corp.
              8.250%, due 04/01/12 .............................................           390,000
   750,000    Central Garden and Pet Co. (O)
              9.125%, due 02/01/13 .............................................           643,125
   290,000    Da-Lite Screen Co., Inc.
              9.500%, due 05/15/11 .............................................           288,550
 1,250,000    Jarden Corp.
              7.500%, due 05/01/17 .............................................         1,075,000
   900,000    Leslie's Poolmart
              7.750%, due 02/01/13 .............................................           855,000
 1,100,000    Simmons Co. (O)
              7.875%, due 01/15/14 .............................................         1,017,500
   500,000    Visant Corp.
              7.625%, due 10/01/12 .............................................           502,500
   750,000    Visant Holding Corp.
              8.750%, due 12/01/13 .............................................           753,750
                                                                                      -------------
                                                                                         5,525,425
                                                                                      -------------
              ENVIRONMENTAL - 1.87%
 1,000,000    Casella Waste Systems, Inc.
              9.750%, due 02/01/13 .............................................         1,020,000
   500,000    Waste Services, Inc.
              9.500%, due 04/15/14 .............................................           487,500
 1,000,000    WCA Waste Corp.
              9.250%, due 06/15/14 .............................................         1,017,500
                                                                                      -------------
                                                                                         2,525,000
                                                                                      -------------

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
46

================================================================================
 HIGH INCOME FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                                             Value
Par Value                                                                                  (Note 2)
---------                                                                                  --------
CORPORATE NOTES AND BONDS (CONTINUED)
---------------------------------------------------------------------------------------------------
              FOOD & DRUG RETAILERS - 1.07%
$  500,000    Rite Aid Corp.
              8.125%, due 05/01/10 ............................................       $    490,000
   250,000    Rite Aid Corp.
              7.500%, due 03/01/17 ............................................            220,312
   250,000    Stater Brothers Holdings (O)
              8.125%, due 06/15/12 ............................................            246,875
   500,000    Stater Brothers Holdings (O)
              7.750%, due 04/15/15 ............................................            482,500
                                                                                      -------------
                                                                                         1,439,687
                                                                                      -------------
              FORESTRY/PAPER - 2.55%
   750,000    Georgia-Pacific LLC (C)
              7.125%, due 01/15/17 ............................................            729,375
   500,000    NewPage Corp. (C)
              10.000%, due 05/01/12 ...........................................            502,500
   500,000    Smurfit-Stone Container
              Enterprises, Inc.
              8.375%, due 07/01/12 ............................................            496,250
 1,000,000    Smurfit-Stone Container
              Enterprise, Inc.
              8.000%, due 03/15/17 ............................................            966,250
   250,000    Verso Paper Holdings LLC
              and Verson Paper, Inc.,
              Series B (G)
              8.661%, due 08/01/14 ............................................            243,750
   500,000    Verso Paper Holdings LLC
              and Verson Paper, Inc.,
              Series B (O)
              9.125%, due 08/01/14 ............................................            505,000
                                                                                      -------------
                                                                                         3,443,125
                                                                                      -------------
              GAMING - 8.26%
   720,000    Boyd Gaming Corp.
              6.750%, due 04/15/14 ............................................            685,800
   750,000    CCM Merger, Inc. (C)
              8.000%, due 08/01/13 ............................................            706,875
   200,000    Chukchansi Economic Development
              Authority (C)(G)
              8.238%, due 11/15/12 ............................................            195,000
   650,000    Global Cash Access LLC/
              Global Cash Finance Corp.
              8.750%, due 03/15/12 ............................................            611,000
   750,000    Herbst Gaming, Inc.
              7.000%, due 11/15/14 ............................................            442,500
   750,000    MGM Mirage (O)
              7.625%, due 01/15/17 ............................................            740,625
   250,000    Mohegan Tribal Gaming Authority (O)
              6.875%, due 02/15/15 ............................................            235,000
 1,000,000    MTR Gaming Group, Inc.,
               Series B
              9.750%, due 04/01/10 ............................................          1,000,000
   500,000    Penn National Gaming, Inc.
              6.750%, due 03/01/15 ............................................            506,875
   500,000    Pinnacle Entertainment, Inc.
              8.250%, due 03/15/12 ............................................            505,000
   365,000    Pinnacle Entertainment, Inc. (O)
              8.750%, due 10/01/13 ............................................            371,387
   500,000    Pinnacle Entertainment, Inc. (C)
              7.500%, due 06/15/15 ............................................            453,750
 1,000,000    Seneca Gaming Corp.
              7.250%, due 05/01/12 ............................................          1,007,500
 1,000,000    Seneca Gaming Corp.,
              Series B
              7.250%, due 05/01/12 ............................................          1,007,500
   750,000    Shuffle Master, Inc. (P)
              1.250%, due 04/15/24 ............................................            678,750
   750,000    Station Casinos, Inc.
              7.750%, due 08/15/16 ............................................            676,875
 1,350,000    Wynn Las Vegas Capital Corp.
              6.625%, due 12/01/14 ............................................          1,326,375
                                                                                      -------------
                                                                                        11,150,812
                                                                                      -------------
              GENERAL INDUSTRIAL & MANUFACTURING - 2.74%
   750,000    Baldor Electric Co.
              8.625%, due 02/15/17 ............................................            772,500
   500,000    Chart Industries, Inc.
              9.125%, due 10/15/15 ............................................            512,500
   700,000    RBS Global, Inc. and Rexnord Corp.
              8.875%, due 09/01/16 ............................................            665,000
   500,000    SPX Corp. (C)
              7.625%, due 12/15/14 ............................................            510,000
   500,000    Terex Corp. (O)
              8.000%, due 11/15/17 ............................................            506,250
   750,000    Trimas Corp.
              9.875%, due 06/15/12 ............................................            731,250
                                                                                      -------------
                                                                                         3,697,500
                                                                                      -------------
              HEALTH CARE - 9.45%
   250,000    Advanced Medical Optics, Inc.
              7.500%, due 05/01/17 ............................................            230,000
   750,000    Advanced Medical Optics, Inc. (O)(P)
              3.250%, due 08/01/26 ............................................            590,625
   750,000    Bausch & Lomb, Inc. (C)
              9.875%, due 11/01/15 ............................................            761,250
 1,000,000    Carriage Services, Inc.
              7.875%, due 01/15/15 ............................................            985,000

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 HIGH INCOME FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                                             Value
Par Value                                                                                  (Note 2)
---------                                                                                  --------
CORPORATE NOTES AND BONDS (CONTINUED)
---------------------------------------------------------------------------------------------------
              HEALTH CARE (CONTINUED)
$1,500,000    Community Health Systems, Inc.
              8.875%, due 07/15/15 ............................................       $  1,528,125
   500,000    HCA, Inc./DE (O)
              6.500%, due 02/15/16 ............................................            422,500
 1,250,000    HCA, Inc./DE
              9.250%, due 11/15/16 ............................................          1,312,500
 1,000,000    Health Management
              Associates, Inc. (O)(P)
              4.375%, due 08/01/23 ............................................            980,000
   750,000    IASIS Healthcare LLC/
              IASIS Capital Corp.
              8.750%, due 06/15/14 ............................................            750,000
   250,000    Psychiatric Solutions, Inc.
              7.750%, due 07/15/15 ............................................            249,375
   750,000    Psychiatric Solutions, Inc. (O)
              7.750%, due 07/15/15 ............................................            748,125
   500,000    Res-Care, Inc.
              7.750%, due 10/15/13 ............................................            495,000
   500,000    Service Corp. International/US
              7.625%, due 10/01/18 ............................................            502,500
   500,000    Stewart Enterprises, Inc.
              6.250%, due 02/15/13 ............................................            470,000
   750,000    United Surgical Partners
              International, Inc. (O)
              8.875%, due 05/01/17 ............................................            740,625
   650,000    Universal Hospital Services, Inc. (G)
              8.288%, due 06/01/15 ............................................            650,000
   600,000    Vanguard Health
              Holding Co. II LLC (O)
              9.000%, due 10/01/14 ............................................            577,500
   750,000    Warner Chilcott Corp.
              8.750%, due 02/01/15 ............................................            772,500
                                                                                      ------------
                                                                                        12,765,625
                                                                                      ------------
              HOTELS - 0.88%
 1,000,000    Gaylord Entertainment Co.
              8.000%, due 11/15/13 ............................................            995,000
   200,000    Host Hotels & Resorts L.P.,
              Series O
              6.375%, due 03/15/15 ............................................            195,000
                                                                                      ------------
                                                                                         1,190,000
                                                                                      ------------
              INVESTMENT MANAGEMENT - 0.37%
   500,000    Nuveen Investments, Inc. (C)
              10.500%, due 11/15/15 ...........................................            498,125
                                                                                      ------------
              LEISURE & ENTERTAINMENT - 0.47%
   650,000    Speedway Motorsports, Inc.
              6.750%, due 06/01/13 ............................................            640,250
                                                                                      ------------
              MEDIA - BROADCASTING - 2.85%
 1,254,000    Allbritton Communications Co.
              7.750%, due 12/15/12 ............................................          1,241,460
 1,500,000    LIN Television Corp. (O)
              6.500%, due 05/15/13 ............................................          1,411,875
   250,000    LIN Television Corp.,
              Series B
              6.500%, due 05/15/13 ............................................            235,312
   750,000    LIN Television Corp. (P)
              2.500%, due 05/15/33 ............................................            736,875
   221,000    Sinclair Television Group, Inc. (O)
              8.000%, due 03/15/12 ............................................            225,144
                                                                                      ------------
                                                                                         3,850,666
                                                                                      ------------
              MEDIA - CABLE - 3.78%
 1,000,000    Cablevision Systems Corp.,
              Series B (G)
              9.644%, due 04/01/09 ............................................          1,011,250
 1,150,000    Cablevision Systems Corp.,
              Series B (O)
              8.000%, due 04/15/12 ............................................          1,115,500
   800,000    Mediacom Broadband LLC
              8.500%, due 10/15/15 ............................................            709,000
 1,000,000    Mediacom LLC/Mediacom
              Capital Corp.
              9.500%, due 01/15/13 ............................................            928,750
 1,350,000    Virgin Media Finance PLC (D)
              9.125%, due 08/15/16 ............................................          1,336,500
                                                                                      ------------
                                                                                         5,101,000
                                                                                      ------------
              MEDIA - DIVERSIFIED & SERVICES - 4.03%
 1,000,000    Hughes Network Systems LLC/
              HNS Finance Corp.
              9.500%, due 04/15/14 ............................................          1,012,500
 1,250,000    Intelsat Bermuda, Ltd. (D)(G)(O)
              8.886%, due 01/15/15 ............................................          1,253,125
   500,000    Intelsat Bermuda, Ltd.
              9.250%, due 06/15/16 ............................................            502,500
   750,000    Intelsat Bermuda, Ltd. (D)
              11.250%, due 06/15/16 ...........................................            774,375
   210,000    Lamar Media Corp.
              7.250%, due 01/01/13 ............................................            210,000
   500,000    Lamar Media Corp.
              6.625%, due 08/15/15 ............................................            486,250
   500,000    Lamar Media Corp. (C)
              6.625%, due 08/15/15 ............................................            486,250
   750,000    Quebecor Media, Inc. (D)
              7.750%, due 03/15/16 ............................................            720,000
                                                                                      ------------
                                                                                         5,445,000
                                                                                      ------------

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
48

================================================================================
 HIGH INCOME FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                                             Value
Par Value                                                                                  (Note 2)
---------                                                                                  -------
CORPORATE NOTES AND BONDS (CONTINUED)
--------------------------------------------------------------------------------------------------
              METALS AND MINING - 2.21%
$  750,000    Aleris International, Inc.
              10.000%, due 12/15/16 ...........................................       $    607,500
 1,000,000    Alpha Natural Resources LLC/
              Alpha Natural Resources
              Capital Corp.
              10.000%, due 06/01/12 ...........................................          1,057,500
 1,100,000    Arch Western Finance LLC
              6.750%, due 07/01/13 ............................................          1,067,000
   250,000    Freeport-McMoRan Copper &
              Gold, Inc. (G)
              8.394%, due 04/01/15 ............................................            253,750
                                                                                      ------------
                                                                                         2,985,750
                                                                                      ------------
              NON FOOD & DRUG RETAILERS - 4.18%
 1,250,000    AutoNation, Inc. (G)
              7.243%, due 04/15/13 ............................................          1,153,125
   500,000    Buhrmann US, Inc.
              7.875%, due 03/01/15 ............................................            471,250
   400,000    Pantry, Inc./The
              7.750%, due 02/15/14 ............................................            368,000
   750,000    Penske Auto Group, Inc.
              7.750%, due 12/15/16 ............................................            701,250
 1,000,000    Sally Holdings LLC (O)
              9.250%, due 11/15/14 ............................................            990,000
   550,000    Sally Holdings LLC (O)
              10.500%, due 11/15/16 ...........................................            541,750
   706,000    Susser Holdings LLC
              10.625%, due 12/15/13 ...........................................            730,710
   750,000    Yankee Acquisition Corp./MA,
              Series B
              8.500%, due 02/15/15 ............................................            690,938
                                                                                      ------------
                                                                                         5,647,023
                                                                                      ------------
              OIL & GAS - 7.27%
 1,500,000    Complete Production Services, Inc.
              8.000%, due 12/15/16 ............................................          1,451,250
   700,000    Compton Petroleum Finance Corp.
              7.625%, due 12/01/13 ............................................            651,000
   500,000    Encore Acquisition Co.
              6.000%, due 07/15/15 ............................................            450,000
   500,000    Energy Partners, Ltd. (G)(O)
              10.368%, due 04/15/13 ...........................................            492,500
   750,000    Energy Partners, Ltd.
              9.750%, due 04/15/14 ............................................            708,750
 1,000,000    EXCO Resources, Inc.
              7.250%, due 01/15/11 ............................................            962,500
   250,000    Helix Energy Solutions
              Group, Inc. (C)(O)
              9.500%, due 01/15/16 ............................................            254,375
   750,000    Key Energy Services, Inc. (C)(O)
              8.375%, due 12/01/14 ............................................            766,875
   750,000    Mariner Energy, Inc.
              8.000%, due 05/15/17 ............................................            713,438
 1,000,000    PetroHawk Energy Corp.
              9.125%, due 07/15/13 ............................................          1,052,500
 1,500,000    Petroplus Finance, Ltd. (C)(D)
              7.000%, due 05/01/17 ............................................          1,372,500
 1,000,000    W&T Offshore, Inc. (C)
              8.250%, due 06/15/14 ............................................            937,500
                                                                                      ------------
                                                                                         9,813,188
                                                                                      ------------
              PACKAGING - 0.92%
   750,000    BWAY Corp.
              10.000%, due 10/15/10 ...........................................            742,500
   500,000    Owens Brockway Glass Container, Inc.
              8.875%, due 02/15/09 ............................................            501,875
                                                                                      ------------
                                                                                         1,244,375
                                                                                      ------------
              PRINTING & PUBLISHING - 3.76%
   750,000    Cenveo Corp.
              7.875%, due 12/01/13 ............................................            668,438
 1,250,000    Dex Media, Inc. (B)(O)
              0.000%, due 11/15/13 ............................................          1,137,500
 1,000,000    Idearc, Inc.
              8.000%, due 11/15/16 ............................................            917,500
   500,000    RH Donnelley Corp.
              6.875%, due 01/15/13 ............................................            447,500
   500,000    RH Donnelley Corp. (C)
              8.875%, due 10/15/17 ............................................            465,000
   750,000    RH Donnelley Corp.,
              Series A-3
              8.875%, due 01/15/16 ............................................            701,250
   750,000    Windstream Regatta Holdings,
              Inc. (C)
              11.000%, due 12/01/17 ...........................................            742,500
                                                                                      ------------
                                                                                         5,079,688
                                                                                      ------------
              RESTAURANTS - 0.71%
 1,000,000    Seminole Hard Rock
              Entertainment, Inc. (C)(G)
              7.491%, due 03/15/14 ............................................            955,000
                                                                                      ------------
              SUPPORT SERVICES - 7.60%
   500,000    ARAMARK Corp. (G)
              8.411%, due 02/01/15 ............................................            487,500
 1,250,000    ARAMARK Corp. (O)
              8.500%, due 02/01/15 ............................................          1,265,625
   250,000    Avis Budget Car Rental LLC/
              Avis Budget Finance, Inc. (G)(O)
              7.369%, due 05/15/14 ............................................            230,000

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 HIGH INCOME FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                                             Value
Par Value                                                                                  (Note 2)
---------                                                                                  -------
CORPORATE NOTES AND BONDS (CONTINUED)
--------------------------------------------------------------------------------------------------
              SUPPORT SERVICES (CONTINUED)
$  500,000    Cardtronics, Inc.
              9.250%, due 08/15/13 ............................................       $    487,500
   500,000    Corrections Corp. of America
              7.500%, due 05/01/11 ............................................            506,250
   750,000    Education Management LLC/
              Education Management Corp. (O)
              10.250%, due 06/01/16 ...........................................            772,500
   500,000    FTI Consulting, Inc.
              7.750%, due 10/01/16 ............................................            520,000
   250,000    H&E Equipment Services, Inc. (O)
              8.375%, due 07/15/16 ............................................            231,250
 1,000,000    Hertz Corp./The
              8.875%, due 01/01/14 ............................................          1,013,750
 1,250,000    HUB International Holdings,
              Inc. (C)
              10.250%, due 06/15/15 ...........................................          1,062,500
   300,000    Iron Mountain, Inc.
              8.625%, due 04/01/13 ............................................            303,750
   640,000    Iron Mountain, Inc. (O)
              7.750%, due 01/15/15 ............................................            651,200
   450,000    LVB Acquisition Merger Sub, Inc. (C)
              10.000%, due 10/15/17 ...........................................            459,000
   500,000    Mac-Gray Corp.
              7.625%, due 08/15/15 ............................................            487,500
   400,000    Norcross Safety Products LLC/
              Norcross Capital Corp.,
              Series B
              9.875%, due 08/15/11 ............................................            412,000
   650,000    RSC Equipment Rental, Inc. (O)
              9.500%, due 12/01/14 ............................................            581,750
   500,000    West Corp.
              9.500%, due 10/15/14 ............................................            490,000
   300,000    West Corp. (O)
              11.000%, due 10/15/16 ...........................................            297,750
                                                                                      ------------
                                                                                        10,259,825
                                                                                      ------------
              TECHNOLOGY - 2.46%
   100,000    Flextronics International, Ltd. (D)(P)
              1.000%, due 08/01/10 ............................................            102,875
   500,000    Flextronics International, Ltd. (D)
              6.500%, due 05/15/13 ............................................            485,000
   500,000    Sungard Data Systems, Inc.
              9.125%, due 08/15/13 ............................................            508,750
 1,000,000    Sungard Data Systems, Inc. (O)
              10.250%, due 08/15/15 ...........................................          1,022,500
 1,250,000    Syniverse Technologies, Inc.,
              Series B
              7.750%, due 08/15/13 ............................................          1,206,250
                                                                                      ------------
                                                                                         3,325,375
                                                                                      ------------
              TELECOMMUNICATIONS - 6.08%
 1,000,000    Centennial Communications Corp. (G)
              10.981%, due 01/01/13 ...........................................          1,022,500
 1,000,000    Cincinnati Bell, Inc.
              8.375%, due 01/15/14 ............................................            975,000
   700,000    Cincinnati Bell Tele Co. (O)
              6.300%, due 12/01/28 ............................................            607,250
 1,000,000    Citizens Communications Co.
              7.875%, due 01/15/27 ............................................            952,500
 1,500,000    Nordic Telephone Co.
              Holdings ApS (C)(D)
              8.875%, due 05/01/16 ............................................          1,537,500
   500,000    PAETEC Holding Corp. (C)
              9.500%, due 07/15/15 ............................................            487,500
   625,000    Qwest Communications
              International, Inc. (G)
              8.369%, due 02/15/09 ............................................            625,000
 1,000,000    Qwest Communications
              International, Inc.,
              Series B
              7.500%, due 02/15/14 ............................................            997,500
   500,000    Windstream Corp.
              8.625%, due 08/01/16 ............................................            525,000
   500,000    Windstream Corp.
              7.000%, due 03/15/19 ............................................            476,250
                                                                                      ------------
                                                                                         8,206,000
                                                                                      ------------
              TRANSPORTATION - 1.75%
   750,000    Bristow Group, Inc. (C)
              7.500%, due 09/15/17 ............................................            753,750
   500,000    CHC Helicopter Corp. (D)
              7.375%, due 05/01/14 ............................................            472,500
   755,000    Gulfmark Offshore, Inc.
              7.750%, due 07/15/14 ............................................            762,550
   400,000    Hornbeck Offshore Services, Inc.,
              Series B
              6.125%, due 12/01/14 ............................................            380,000
                                                                                      ------------
                                                                                         2,368,800
                                                                                      ------------
              UTILITIES - 4.20%
 1,000,000    Dynegy Holdings, Inc. (O)
              8.375%, due 05/01/16 ............................................            977,500
 1,000,000    Edison Mission Energy
              7.200%, due 05/15/19 ............................................            982,500
 1,000,000    Ferrellgas Partners L.P./
              Ferrellgas Partners Finance
              8.750%, due 06/15/12 ............................................          1,027,500
 1,500,000    NRG Energy, Inc.
              7.375%, due 02/01/16 ............................................          1,462,500
   500,000    Suburban Propane Partners L.P./
              Suburban Energy Finance Corp. (O)
              6.875%, due 12/15/13 ............................................            485,000


                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
50

================================================================================
 HIGH INCOME FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                                             Value
Par Value                                                                                  (Note 2)
---------                                                                                  -------
CORPORATE NOTES AND BONDS (CONTINUED)
--------------------------------------------------------------------------------------------------
              UTILITIES (CONTINUED)
$  750,000    Texas Competitive Electric
              Holdings Co. LLC (C)
              10.250%, due 11/01/15 ...........................................       $    742,500
                                                                                      ------------
                                                                                         5,677,500
                                                                                      ------------
              TOTAL CORPORATE NOTES AND BONDS
              (Cost $130,458,673)..............................................        126,380,846

CERTIFICATE OF DEPOSIT - 0.51%
--------------------------------------------------------------------------------------------------
   691,925    State Street Eurodollar
              2.450%, due 01/02/08 ............................................            691,925
                                                                                      ------------
              Total Certificate of Deposit
              (Cost $691,925)..................................................            691,925

Shares
------
INVESTMENT COMPANY - 4.06%
--------------------------------------------------------------------------------------------------
 5,475,498    SSgA Prime Money
              Market Fund .....................................................          5,475,498
                                                                                      ------------
              TOTAL INVESTMENT COMPANY
              (Cost $5,475,498) ...............................................          5,475,498

COLLATERAL FOR SECURITIES ON LOAN - 16.85%
--------------------------------------------------------------------------------------------------
22,754,517    State Street Navigator Securities Lending
              Prime Portfolio (I) .............................................         22,754,517
                                                                                      ------------
              TOTAL COLLATERAL FOR SECURITIES ON LOAN
              (Cost $22,754,517)...............................................         22,754,517

TOTAL INVESTMENTS - 115.00%
--------------------------------------------------------------------------------------------------
(Cost $159,380,613**) .........................................................        155,302,786

NET OTHER ASSETS AND LIABILITIES - (15.00)%
--------------------------------------------------------------------------------------------------
                                                                                       (20,257,871)

TOTAL NET ASSETS - 100.00%
--------------------------------------------------------------------------------------------------
                                                                                      $135,044,915

--------------------------------------------------------------------------------
**  Aggregate cost for Federal tax purposes was $159,502,845.
(B) Represents a security with a specified coupon until a predetermined date, at which time the stated rate is adjusted to a new contract rate.
(C) Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.
(D) Notes and bonds, issued by foreign entities, denominated in U.S.
    dollars. The aggregate of these securities is 5.96% of total net assets.
(G) Floating rate or variable rate note. Rate shown is as of December 31, 2007.
(I) Represents investments of cash collateral received in connection with securities lending.
(O) All (or portion of security) on loan.
(P) Convertible.
PLC Public Limited Company.

    The industry classification method used for purposes of this report may differ from the industry sub-classification(s) used for Trust compliance purposes.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 DIVERSIFIED INCOME FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                                            Value
Shares                                                                                    (Note 2)
------                                                                                    --------
COMMON STOCKS - 44.97%
--------------------------------------------------------------------------------------------------
              CONSUMER DISCRETIONARY - 1.57%
    70,100    Carnival Corp. (O) ...............................................      $  3,118,749
    61,500    Genuine Parts Co. ................................................         2,847,450
   101,000    Home Depot, Inc. .................................................         2,720,940
    22,200    McDonald's Corp. .................................................         1,307,802
                                                                                      ------------
                                                                                         9,994,941
                                                                                      ------------
              CONSUMER STAPLES - 8.00%
   173,200    Altria Group, Inc. ...............................................        13,090,456
   122,500    Anheuser-Busch Cos., Inc. ........................................         6,411,650
    46,500    Clorox Co. .......................................................         3,030,405
   117,000    Coca-Cola Co./The ................................................         7,180,290
    31,000    HJ Heinz Co. .....................................................         1,447,080
    84,300    Kimberly-Clark Corp. (O) .........................................         5,845,362
    47,518    Kraft Foods, Inc., Class A .......................................         1,550,512
    41,000    PepsiCo, Inc. ....................................................         3,111,900
    47,300    Procter & Gamble Co. .............................................         3,472,766
    89,000    SYSCO Corp. ......................................................         2,777,690
    65,000    Wal-Mart Stores, Inc. ............................................         3,089,450
                                                                                      ------------
                                                                                        51,007,561
                                                                                      ------------
              ENERGY - 3.83%
    99,000    BP PLC, ADR ......................................................         7,243,830
   113,500    Chevron Corp. ....................................................        10,592,955
    74,500    ConocoPhillips ...................................................         6,578,350
                                                                                      ------------
                                                                                        24,415,135
                                                                                      ------------
              FINANCIALS - 9.78%
    58,514    Allstate Corp./The ...............................................         3,056,187
   277,996    Bank of America Corp. ............................................        11,470,115
    76,400    BB&T Corp. (O) ...................................................         2,343,188
   233,005    Citigroup, Inc. ..................................................         6,859,667
    32,000    Hartford Financial Services Group, Inc. ..........................         2,790,080
   190,054    JPMorgan Chase & Co. .............................................         8,295,857
    47,000    Marsh & McLennan Cos., Inc. ......................................         1,244,090
    22,000    PNC Financial Services Group, Inc. ...............................         1,444,300
    38,700    SunTrust Banks, Inc. .............................................         2,418,363
    28,500    Travelers Cos., Inc./The .........................................         1,533,300
   279,100    US Bancorp .......................................................         8,858,634
   113,600    Wachovia Corp. ...................................................         4,320,208
   257,000    Wells Fargo & Co. ................................................         7,758,830
                                                                                      ------------
                                                                                        62,392,819
                                                                                      ------------
              HEALTH CARE - 7.81%
    83,600    Abbott Laboratories ..............................................         4,694,140
   209,900    Bristol-Myers Squibb Co. .........................................         5,566,548
    59,000    Eli Lilly & Co. ..................................................         3,150,010
   221,000    Johnson & Johnson ................................................        14,740,700
   132,100    Merck & Co., Inc. ................................................         7,676,331
   507,019    Pfizer, Inc. .....................................................        11,524,542
    55,000    Wyeth ............................................................         2,430,450
                                                                                      ------------
                                                                                        49,782,721
                                                                                      ------------
              INDUSTRIALS - 4.20%
    38,400    3M Co. ...........................................................         3,237,888
    60,200    Emerson Electric Co. .............................................         3,410,932
   417,000    General Electric Co. .............................................        15,458,190
    65,900    United Parcel Service, Inc., Class B .............................         4,660,448
                                                                                      ------------
                                                                                        26,767,458
                                                                                      ------------
              INFORMATION TECHNOLOGY - 1.58%
    63,000    Automatic Data Processing, Inc. ..................................         2,805,390
   172,000    Intel Corp. ......................................................         4,585,520
    74,500    Paychex, Inc. (O) ................................................         2,698,390
                                                                                      ------------
                                                                                        10,089,300
                                                                                      ------------
              MATERIALS - 2.00%
   130,500    EI Du Pont de Nemours & Co. ......................................         5,753,745
    95,200    Weyerhaeuser Co. (O) .............................................         7,020,048
                                                                                      ------------
                                                                                        12,773,793
                                                                                      ------------
              TELECOMMUNICATION SERVICES - 3.40%
   271,715    AT&T, Inc. .......................................................        11,292,475
    25,000    Embarq Corp. .....................................................         1,238,250
   209,000    Verizon Communications, Inc. .....................................         9,131,210
                                                                                      ------------
                                                                                        21,661,935
                                                                                      ------------
              UTILITIES - 2.80%
    31,100    Ameren Corp. .....................................................         1,685,931
    64,300    Consolidated Edison, Inc. (O) ....................................         3,141,055
   164,000    Duke Energy Corp. ................................................         3,307,880
    32,400    FirstEnergy Corp. ................................................         2,343,816
    15,700    PG&E Corp. (O) ...................................................           676,513
    50,500    Progress Energy, Inc. (O) ........................................         2,445,715
   110,000    Southern Co. .....................................................         4,262,500
                                                                                      ------------
                                                                                        17,863,410
                                                                                      ------------
              TOTAL COMMON STOCKS
              (Cost $253,719,616) ..............................................       286,749,073

COMMON STOCK UNIT - 0.45%
--------------------------------------------------------------------------------------------------
              FINANCIALS - 0.45%
    38,000    AllianceBernstein Holding L.P. (O) ...............................         2,859,500
                                                                                      ------------
              TOTAL COMMON STOCK UNIT
              (Cost $3,229,736) ................................................         2,859,500

           See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
52

================================================================================
 DIVERSIFIED INCOME FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                                             Value
Par Value                                                                                  (Note 2)
---------                                                                                  -------
ASSET BACKED - 1.63%
--------------------------------------------------------------------------------------------------
$  599,648    ABSC Long Beach Home Equity Loan Trust,
              Series 2000-LB1, Class AF5 (M)
              8.550%, due 09/21/30 .............................................      $    598,120
   890,311    Ameriquest Mortgage Securities, Inc.,
              Series 2004-FR1, Class M2 (M)
              5.207%, due 05/25/34 .............................................           825,745
 1,975,000    Carmax Auto Owner Trust,
              Series 2007-2, Class B
              5.370%, due 03/15/13 .............................................         1,959,513
 2,045,000    Chase Issuance Trust,
              Series 2007-A17, Class A
              5.120%, due 10/15/14 .............................................         2,048,923
 1,354,166    CIT Group Home Equity Loan Trust,
              Series 2002-2, Class BF (M)
              6.830%, due 06/25/33 .............................................           629,692
 1,460,000    Daimler Chrysler Auto Trust
              Series 2007-A, Class A3A
              5.000%, due 02/08/33 .............................................         1,473,536
 1,120,000    GMAC Mortgage Corp. Loan Trust,
              Series 2004-HE2, Class M1
              3.950%, due 10/25/33 .............................................         1,070,580
   821,018    Green Tree Financial Corp.,
              Series 1998-2, Class A6 (G)
              6.810%, due 12/01/27 .............................................           830,202
 1,025,000    Renaissance Home Equity Loan Trust,
              Series 2005-4, Class M9 (M)
              7.000%, due 02/25/36 .............................................           417,827
     5,463    Residential Asset Mortgage
              Products, Inc.,
              Series 2003-RS9, Class AI5 (G)
              4.990%, due 03/25/31 .............................................             5,446
   432,283    Soundview Home Equity Loan Trust,
              Series 2005-B, Class M6 (M) 6.175%,
              due 05/25/35 .....................................................           103,982
   724,307    Wells Fargo Home Equity Trust,
              Series 2004-2, Class M8A (C)(G)
              7.865%, due 05/25/34 .............................................           408,042
                                                                                      ------------
              TOTAL ASSET BACKED
              (Cost $12,354,768) ...............................................        10,371,608

COMMERCIAL MORTGAGE BACKED - 4.89%
--------------------------------------------------------------------------------------------------
   688,223    Bear Stearns Commercial
              Mortgage Securities,
              Series 2001-TOP4, Class A1
              5.060%, due 11/15/16 .............................................           689,563
 1,815,000    Bear Stearns Commercial
              Mortgage Securities,
              Series 2003-T10, Class E (C)(G)
              5.540%, due 03/13/40 .............................................         1,776,656
    32,905    Bear Stearns Commercial
              Mortgage Securities,
              Series 2004-T16, Class A2
              3.700%, due 02/13/46 .............................................            32,842
 1,325,000    Bear Stearns Commercial
              Mortgage Securities,
              Series 2004-T16, Class A6 (G)
              4.750%, due 02/13/46 .............................................         1,304,066
   765,000    Bear Stearns Commercial
              Mortgage Securities,
              Series 2005-T20, Class F (C)(G)
              4.418%, due 10/12/42 .............................................           694,751
 3,059,127    GMAC Commercial Mortgage
              Securities, Inc.,
              Series 2000-C1, Class A2 (G)
              7.724%, due 03/15/33 .............................................         3,206,844
 2,100,000    Government National
              Mortgage Association,
              Series 2004-43, Class C (G)
              5.008%, due 12/16/25 .............................................         2,105,744
 1,400,000    Greenwich Capital Commercial
              Funding Corp.,
              Series 2004-GG1, Class A7 (G)
              5.317%, due 06/10/36 .............................................         1,424,741
 2,900,000    LB-UBS Commercial Mortgage Trust,
              Series 2004-C1, Class A2
              3.624%, due 01/15/29 .............................................         2,859,306
 1,600,000    LB-UBS Commercial Mortgage Trust,
              Series 2004-C8, Class A6 (G)
              4.799%, due 12/15/29 .............................................         1,581,179
 2,600,000    Morgan Stanley Capital I,
              Series 2004-HQ4, Class A7
              4.970%, due 04/14/40 .............................................         2,592,862
 2,500,000    Morgan Stanley Capital I,
              Series 2004-T13, Class A3
              4.390%, due 09/13/45 .............................................         2,460,634
 2,710,000    Morgan Stanley Capital I,
              Series 2006-IQ12, Class ANM
              5.310%, due 12/15/43 .............................................         2,703,175
 2,690,000    Multi Security Asset Trust,
              Series 2005-RR4A, Class H (C)(G)
              5.880%, due 11/28/35 .............................................         2,666,362
   775,000    Multi Security Asset Trust,
              Series 2005-RR4A, Class J (C)
              5.880%, due 11/28/35 .............................................           716,030

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 DIVERSIFIED INCOME FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                                         Value
Par Value                                                                              (Note 2)
---------                                                                           --------------
COMMERCIAL MORTGAGE BACKED (CONTINUED)
--------------------------------------------------------------------------------------------------
$  645,072    Wachovia Bank Commercial Mortgage Trust,
              Series 2003-C6, Class A1
              3.364%, due 08/15/35 .............................................      $    638,685
 3,760,000    Wachovia Bank Commercial Mortgage Trust,
              Series 2003-C8, Class A2
              3.894%, due 11/15/35 .............................................         3,723,072
                                                                                      ------------
              TOTAL COMMERCIAL MORTGAGE BACKED
              (Cost $31,214,158) ...............................................        31,176,512

PRIVATE LABEL MORTGAGE BACKED - 1.32%
--------------------------------------------------------------------------------------------------
 2,279,378    Banc of America Alternative Loan Trust,
              Series 2005-12, Class 3CB1
              6.000%, due 01/25/36 .............................................         2,182,289
 3,017,591    Banc of America Alternative Loan Trust,
              Series 2006-3, Class 2CB1
              6.000%, due 04/25/36 .............................................         2,884,568
 3,340,673    Banc of America Alternative Loan Trust,
              Series 2006-4, Class 5CB1
              6.500%, due 05/25/46 .............................................         3,334,902
                                                                                      ------------
              TOTAL PRIVATE LABEL MORTGAGE BACKED
              (Cost $8,636,283) ................................................         8,401,759

CORPORATE NOTES AND BONDS - 18.16%
--------------------------------------------------------------------------------------------------
              BEVERAGE/FOOD - 0.31%
 2,025,000    Kraft Foods, Inc.
              6.500%, due 11/01/31 .............................................         1,986,321
                                                                                      ------------
              CONSUMER DISCRETIONARY - 1.27%
 2,000,000    American Association of Retired
              Persons (C)
              7.500%, due 05/01/31 .............................................         2,564,708
 2,400,000    Centex Corp.
              4.875%, due 08/15/08 .............................................         2,320,764
 1,850,000    Erac USA Finance Co. (C)
              6.700%, due 06/01/34 .............................................         1,648,234
 1,600,000    Royal Caribbean Cruises, Ltd. (D)
              7.250%, due 06/15/16 .............................................         1,572,854
                                                                                      ------------
                                                                                         8,106,560
                                                                                      ------------
              CONSUMER STAPLES - 0.48%
 1,055,000    Diageo Capital PLC (D)
              5.500%, due 09/30/16 .............................................         1,047,687
   620,000    Pepsico, Inc.
              4.650%, due 02/15/13 .............................................           624,163
 1,400,000    Safeway, Inc.
              4.125%, due 11/01/08 .............................................         1,384,946
                                                                                      ------------
                                                                                         3,056,796
                                                                                      ------------
              ENERGY - 1.07%
 2,000,000    Chesapeake Energy Corp.
              6.375%, due 06/15/15 .............................................         1,935,000
 1,500,000    ConocoPhillips
              6.650%, due 07/15/18 .............................................         1,657,959
 1,150,000    Hess Corp.
              7.875%, due 10/01/29 .............................................         1,361,157
   750,000    Transocean, Inc.
              6.000%, due 03/15/18 .............................................           747,999
 1,030,000    Transocean, Inc.
              7.500%, due 04/15/31 .............................................         1,131,490
                                                                                      ------------
                                                                                         6,833,605
                                                                                      ------------
              FINANCE - 3.15%
 1,500,000    American General Finance Corp.,
              Series H
              4.625%, due 09/01/10 .............................................         1,487,946
 1,115,000    American General Finance Corp.
              5.850%, due 06/01/13 .............................................         1,102,697
   620,000    Bank of America Corp.
              5.750%, due 12/01/17 .............................................           621,422
 1,450,000    CIT Group, Inc.
              7.625%, due 11/30/12 .............................................         1,469,729
 1,000,000    GE Insurance Solutions Corp.
              7.000%, due 02/15/26 .............................................         1,061,063
   785,000    GE Insurance Solutions Corp.
              7.750%, due 06/15/30 .............................................           898,608
 1,450,000    HCP, Inc.
              6.700%, due 01/30/18 .............................................         1,416,549
 1,350,000    HSBC Finance Corp.
              6.500%, due 11/15/08 .............................................         1,364,822
 1,735,000    Lehman Brothers Holdings, Inc.
              5.750%, due 01/03/17 .............................................         1,666,719
 3,240,000    Nissan Motor Acceptance Corp. (C)
              5.625%, due 03/14/11 .............................................         3,336,779
 2,000,000    Residential Capital LLC (G)
              8.000%, due 04/17/13 .............................................         1,230,000
 1,505,000    SLM Corp.
              5.125%, due 08/27/12 .............................................         1,346,128
 2,000,000    US Bank NA/Cincinnati OH
              6.300%, due 02/04/14 .............................................         2,127,380
   935,000    Western Union Co./The
              5.930%, due 10/01/16 .............................................           933,008
                                                                                      ------------
                                                                                        20,062,850
                                                                                      ------------
              FINANCIAL SERVICES - 0.64%
 2,400,000    National Rural Utilities
              Cooperative Finance Corp.,
              Series C
              7.250%, due 03/01/12 .............................................         2,600,359

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
54

================================================================================
 DIVERSIFIED INCOME FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                                             Value
Par Value                                                                                  (Note 2)
---------                                                                                  -------
CORPORATE NOTES AND BONDS (CONTINUED)
--------------------------------------------------------------------------------------------------
              FINANCIAL SERVICES (CONTINUED)
$1,450,000    Well Fargo & Co.
              5.250%, due 10/23/12 .............................................      $  1,462,635
                                                                                      ------------
                                                                                         4,062,994
                                                                                      ------------
              FOOD & DRUG RETAILERS - 0.27%
 1,550,000    Medco Health Solutions, Inc.
              7.250%, due 08/15/13 .............................................         1,697,952
                                                                                      ------------
              HEALTH CARE - 1.77%
 3,950,000    Amgen, Inc. (C)
              5.850%, due 06/01/17 .............................................         4,009,685
 1,200,000    Eli Lilly & Co.
              6.570%, due 01/01/16 .............................................         1,326,186
   740,000    Genentech, Inc.
              5.250%, due 07/15/35 .............................................           684,351
 1,220,000    Merck & Co., Inc.
              6.400%, due 03/01/28 .............................................         1,306,475
 1,500,000    Quest Diagnostics, Inc.
              5.450%, due 11/01/15 .............................................         1,461,789
 1,400,000    WellPoint, Inc.
              5.000%, due 12/15/14 .............................................         1,341,075
 1,100,000    Wyeth
              6.500%, due 02/01/34 .............................................         1,167,455
                                                                                      ------------
                                                                                        11,297,016
                                                                                      ------------
              INDUSTRIALS - 1.87%
   350,000    Boeing Co.
              8.625%, due 11/15/31 .............................................           480,865
   620,000    Boeing Co.
              6.875%, due 10/15/43 .............................................           711,647
 1,600,000    Daimler Finance North America LLC
              4.750%, due 01/15/08 .............................................         1,599,650
   515,000    DR Horton, Inc.
              5.250%, due 02/15/15 .............................................           409,077
   310,000    EI Du Pont de Nemours & Co.
              5.000%, due 01/15/13 .............................................           311,955
 1,000,000    Ford Motor Credit Co. LLC
              5.800%, due 01/12/09 .............................................           949,195
 1,450,000    GMAC LLC
              7.250%, due 03/02/11 .............................................         1,270,982
   780,000    Lockheed Martin Corp.
              7.650%, due 05/01/16 .............................................           894,842
 1,760,000    Overseas Shipholding Group, Inc.
              8.250%, due 03/15/13 .............................................         1,786,400
 1,150,000    Waste Management, Inc.
              7.125%, due 12/15/17 .............................................         1,261,165
 1,025,000    Westvaco Corp.
              8.200%, due 01/15/30 .............................................         1,095,907
 1,170,000    WM Wrigley Jr. Co.
              4.300%, due 07/15/10 .............................................         1,176,759
                                                                                      ------------
                                                                                        11,948,444
                                                                                      ------------
              MEDIA - 0.94%
 1,780,000    Comcast Cable Communications
              Holdings, Inc.
              9.455%, due 11/15/22 .............................................         2,263,525
 2,400,000    COX Enterprises, Inc. (C)
              4.375%, due 05/01/08 .............................................         2,392,291
 1,315,000    Rogers Cable, Inc. (D)
              6.250%, due 06/15/13 .............................................         1,349,398
                                                                                      ------------
                                                                                         6,005,214
                                                                                      ------------
              PIPELINE - 0.36%
   775,000    Knight, Inc.
              7.250%, due 03/01/28 .............................................           727,302
 1,600,000    Panhandle Eastern Pipe Line
              4.800%, due 08/15/08 .............................................         1,592,619
                                                                                      ------------
                                                                                         2,319,921
                                                                                      ------------
              REAL ESTATE INVESTMENT TRUSTS - 0.91%
 2,685,000    Equity One, Inc.
              3.875%, due 04/15/09 .............................................         2,600,240
 2,400,000    Nationwide Health Properties, Inc.,
              Series D
              8.250%, due 07/01/12 .............................................         2,676,153
   530,000    Simon Property Group L.P.
              5.875%, due 03/01/17 .............................................           508,057
                                                                                      ------------
                                                                                         5,784,450
                                                                                      ------------
              TELECOMMUNICATIONS - 0.60%
 1,600,000    CenturyTel, Inc.,
              Series F
              6.300%, due 01/15/08 .............................................         1,600,454
   960,000    Cisco Systems, Inc.
              5.500%, due 02/22/16 .............................................           976,291
 1,325,000    Sprint Nextel Corp.
              6.000%, due 12/01/16 .............................................         1,269,076
                                                                                      ------------
                                                                                         3,845,821
                                                                                      ------------
              TRANSPORTATION - 0.84%
 1,365,000    Burlington Northern Santa Fe Corp.
              8.125%, due 04/15/20 .............................................         1,593,521
 1,725,000    CSX Corp.
              6.250%, due 10/15/08 .............................................         1,740,218
   957,000    Norfolk Southern Corp.
              5.590%, due 05/17/25 .............................................           886,741
 1,050,000    Norfolk Southern Corp.
              7.050%, due 05/01/37 .............................................         1,137,929
                                                                                      ------------
                                                                                         5,358,409
                                                                                      ------------

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 DIVERSIFIED INCOME FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                                         Value
Par Value                                                                              (Note 2)
---------                                                                           --------------
CORPORATE NOTES AND BONDS (CONTINUED)
--------------------------------------------------------------------------------------------------
              UTILITIES - 3.68%
$1,250,000    Consumers Energy Co.
              5.650%, due 04/15/20 .............................................      $  1,235,294
 2,000,000    Energy East Corp.
              8.050%, due 11/15/10 .............................................         2,173,044
 1,300,000    Illinois Power Co.
              7.500%, due 06/15/09 .............................................         1,338,098
 1,555,000    Indianapolis Power & Light Co. (C)
              6.050%, due 10/01/36 .............................................         1,521,256
 4,000,000    Midamerican Energy Co.
              5.650%, due 07/15/12 .............................................         4,145,292
 1,600,000    Nevada Power Co.,
              Series R
              6.750%, due 07/01/37 .............................................         1,653,910
 1,365,000    Pacific Gas & Electric Co.
              6.050%, due 03/01/34 .............................................         1,362,731
 2,000,000    Progress Energy, Inc.
              7.750%, due 03/01/31 .............................................         2,361,022
 1,750,000    Public Service Co., of New Mexico
              4.400%, due 09/15/08 .............................................         1,738,536
   474,000    Sierra Pacific Power Co.,
              Series M
              6.000%, due 05/15/16 .............................................           469,850
 1,500,000    Southern Power Co./GA,
              Series B
              6.250%, due 07/15/12 .............................................         1,569,029
   835,000    Southwestern Electric Power Co.,
              Series E
              5.550%, due 01/15/17 .............................................           809,978
   620,000    Virginia Electric and Power Co.
              5.100%, due 11/30/12 .............................................           622,665
 2,400,000    Westar Energy, Inc.
              6.000%, due 07/01/14 .............................................         2,447,194
                                                                                    --------------
                                                                                        23,447,899
                                                                                    --------------
              TOTAL CORPORATE NOTES AND BONDS
              (Cost $117,039,609)                                                      115,814,252

MORTGAGE BACKED - 15.89%
--------------------------------------------------------------------------------------------------
              FEDERAL HOME LOAN MORTGAGE CORP. - 1.61%
    94,918    8.000%, due 06/01/30
              Pool # C01005 ....................................................           101,650
   423,223    6.500%, due 01/01/32
              Pool # C62333 ....................................................           437,659
   107,065    6.500%, due 03/01/32
              Pool # C65648 ....................................................           110,688
 4,236,841    5.000%, due 07/01/33
              Pool # A11325 ....................................................         4,140,207
   485,879    6.000%, due 10/01/34
              Pool # A28439 ....................................................           493,878
   421,749    6.000%, due 10/01/34
              Pool # A28598 ....................................................           428,693
   300,915    5.000%, due 04/01/35
              Pool # A32314 ....................................................           293,793
   617,815    5.000%, due 04/01/35
              Pool # A32315 ....................................................           603,193
   507,408    5.000%, due 04/01/35
              Pool # A32316 ....................................................           495,399
   273,694    5.000%, due 04/01/35
              Pool # A32509 ....................................................           267,216
 2,939,195    5.000%, due 01/01/37
              Pool # A56371 ....................................................         2,868,429
                                                                                    --------------
                                                                                        10,240,805
                                                                                    --------------
              FEDERAL NATIONAL MORTGAGE
              ASSOCIATION - 14.25%

 1,503,901    4.000%, due 04/01/15
              Pool # 255719 ....................................................         1,487,220
 1,657,953    5.500%, due 04/01/16
              Pool # 745444 ....................................................         1,685,680
   401,954    6.000%, due 05/01/16
              Pool # 582558 ....................................................           411,977
 2,405,921    5.000%, due 12/01/17
              Pool # 672243 ....................................................         2,411,714
 2,411,178    4.500%, due 09/01/20
              Pool # 835465 ....................................................         2,370,826
   454,796    6.000%, due 05/01/21
              Pool # 253847 ....................................................           465,107
    72,886    7.000%, due 12/01/29
              Pool # 762813 ....................................................            76,830
   232,757    7.000%, due 11/01/31
              Pool # 607515 ....................................................           245,297
     2,875    7.000%, due 04/01/32
              Pool # 641518 ....................................................             3,026
   233,180    7.000%, due 05/01/32
              Pool # 644591 ....................................................           245,743
 1,385,327    6.500%, due 06/01/32
              Pool # 545691 ....................................................         1,432,163
 1,246,610    6.500%, due 09/01/33
              Pool # 737582 ....................................................         1,287,227
 1,771,298    5.500%, due 10/01/33
              Pool # 254904 ....................................................         1,772,611
 6,516,322    5.500%, due 11/01/33
              Pool # 555880 ....................................................         6,521,154
 4,869,195    5.000%, due 05/01/34
              Pool # 780890 ....................................................         4,756,304

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
56

================================================================================
 DIVERSIFIED INCOME FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                                         Value
Par Value                                                                              (Note 2)
---------                                                                           --------------
MORTGAGE BACKED (CONTINUED)
--------------------------------------------------------------------------------------------------
              FEDERAL NATIONAL MORTGAGE
              ASSOCIATION (CONTINUED)
$   41,274    7.000%, due 07/01/34
              Pool # 792636 ....................................................      $     43,262
   717,343    5.500%, due 08/01/34
              Pool # 793647 ....................................................           717,383
 3,223,667    5.500%, due 03/01/35
              Pool # 815976 ....................................................         3,221,701
 1,610,077    5.500%, due 07/01/35
              Pool # 825283 ....................................................         1,609,095
 1,045,797    5.500%, due 08/01/35
              Pool # 826872 ....................................................         1,045,160
 1,539,391    5.000%, due 09/01/35
              Pool # 820347 ....................................................         1,502,865
 1,653,830    5.000%, due 09/01/35
              Pool # 835699 ....................................................         1,614,588
 2,122,696    5.000%, due 10/01/35
              Pool # 797669 ....................................................         2,072,329
 2,016,337    5.500%, due 10/01/35
              Pool # 836912 ....................................................         2,015,107
 2,233,530    5.000%, due 12/01/35
              Pool # 850561 ....................................................         2,180,534
 3,936,584    5.500%, due 12/01/35
              Pool # 844583 ....................................................         3,934,183
   794,345    5.500%, due 02/01/36
              Pool # 851330 ....................................................           793,860
 2,911,190    5.500%, due 09/01/36
              Pool # 831820 ....................................................         2,908,045
 4,250,055    6.000%, due 09/01/36
              Pool # 831741 ....................................................         4,316,754
   924,537    5.500%, due 10/01/36
              Pool # 896340 ....................................................           923,538
 3,981,833    5.500%, due 10/01/36
              Pool # 901723 ....................................................         3,977,530
 2,624,749    6.500%, due 10/01/36
              Pool # 894118 ....................................................         2,698,354
 3,264,358    6.000%, due 11/01/36
              Pool # 902510 ....................................................         3,320,324
 3,734,655    5.500%, due 12/01/36
              Pool # 902853 ....................................................         3,730,620
 3,677,915    5.500%, due 12/01/36
              Pool # 903059 ....................................................         3,673,941
 3,693,791    5.500%, due 12/01/36
              Pool # 907512 ....................................................         3,689,800
 3,708,137    5.500%, due 12/01/36
              Pool # 907635 ....................................................         3,704,130
 3,339,579    6.000%, due 12/01/36
              Pool # 903002 ....................................................         3,391,989
 3,006,354    5.500%, due 01/01/37
              Pool # 906268 ....................................................         3,003,106
 2,754,355    5.500%, due 02/01/37
              Pool # 905140 ....................................................         2,751,379
 2,867,486    5.500%, due 05/01/37
              Pool # 899323 ....................................................         2,864,254
                                                                                    --------------
                                                                                        90,876,710
                                                                                    --------------
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.03%
   214,350    6.500%, due 04/20/31
              Pool # 003068 ....................................................           222,168
                                                                                    --------------
              TOTAL MORTGAGE BACKED
              (Cost $100,660,848) ..............................................       101,339,683

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 11.16%
--------------------------------------------------------------------------------------------------
              FEDERAL HOME LOAN MORTGAGE
              CORP. - 0.55% (O)
 3,400,000    4.500%, due 01/15/14 .............................................         3,478,394
                                                                                    --------------
              FEDERAL NATIONAL MORTGAGE
              ASSOCIATION - 1.72%
 2,400,000    3.800%, due 01/18/08 (O) .........................................         2,399,095
 2,250,000    4.000%, due 09/02/08 .............................................         2,245,723
   750,000    5.250%, due 08/01/12 .............................................           779,617
 2,400,000    4.625%, due 10/15/14 (O) .........................................         2,463,444
 2,500,000    6.625%, due 11/15/30 (O) .........................................         3,085,055
                                                                                    --------------
                                                                                        10,972,934
                                                                                    --------------
              U.S. TREASURY BONDS - 1.71% (O)
 8,570,000    6.625%, due 02/15/27 .............................................        10,876,538
                                                                                    --------------
              U.S. TREASURY NOTES - 7.18% (O)
 3,175,000    3.000%, due 02/15/09 .............................................         3,171,031
   700,000    2.625%, due 03/15/09 .............................................           695,843
 1,400,000    4.875%, due 05/31/09 .............................................         1,434,563
 3,250,000    3.875%, due 05/15/10 .............................................         3,311,444
   500,000    4.500%, due 11/15/10 .............................................           519,883
   500,000    4.750%, due 03/31/11 .............................................           524,531
 3,900,000    4.875%, due 04/30/11 .............................................         4,107,796
 6,150,000    4.625%, due 12/31/11 .............................................         6,450,772
 3,400,000    4.625%, due 02/29/12 .............................................         3,567,875
 2,000,000    4.875%, due 06/30/12 .............................................         2,121,250
 5,500,000    4.000%, due 11/15/12 .............................................         5,648,243
 1,980,000    3.625%, due 05/15/13 .............................................         1,993,612
   310,000    4.000%, due 02/15/14 .............................................           316,709
 6,550,000    4.500%, due 02/15/16 .............................................         6,817,626

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 DIVERSIFIED INCOME FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                                         Value
Par Value                                                                              (Note 2)
---------                                                                           --------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (CONTINUED)
--------------------------------------------------------------------------------------------------
              U.S. TREASURY NOTES (CONTINUED)
$1,100,000    4.625%, due 02/15/17 .............................................    $    1,150,016
 3,830,000    4.500%, due 05/15/17 .............................................         3,969,734
                                                                                    --------------
                                                                                        45,800,928
                                                                                    --------------
              TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
              (Cost $67,670,315) ...............................................        71,128,794

Shares
------
INVESTMENT COMPANIES - 0.87%
--------------------------------------------------------------------------------------------------
         1    Columbia Funds Series Trust -
              Columbia Cash Reserves ...........................................                 1
 5,554,645    SSgA Prime Money Market Fund .....................................         5,554,645
                                                                                    --------------
              TOTAL INVESTMENT COMPANIES
              (Cost $5,554,646) ................................................         5,554,646

COLLATERAL FOR SECURITIES ON LOAN - 11.73%
--------------------------------------------------------------------------------------------------
74,812,908    State Street Navigator Securities
              Lending Prime Portfolio (I) ......................................        74,812,908
                                                                                    --------------
              TOTAL COLLATERAL FOR SECURITIES ON LOAN
              (Cost $74,812,908) ...............................................        74,812,908

TOTAL INVESTMENTS - 111.07%
--------------------------------------------------------------------------------------------------
(Cost $674,892,887**) ..........................................................       708,208,735

NET OTHER ASSETS AND LIABILITIES - (11.07)%
--------------------------------------------------------------------------------------------------
                                                                                       (70,602,444)
TOTAL NET ASSETS - 100.00%
--------------------------------------------------------------------------------------------------
                                                                                      $637,606,291

------------------------------------------------------
 ** Aggregate cost for Federal tax purposes was $675,671,138.
(C) Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.
(D) Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 0.62% of total net assets.
(G) Floating rate or variable rate note. Rate shown is as of December 31, 2007.
(I) Represents investments of cash collateral received in connection with securities lending.
(M) Stated interest rate is contingent upon sufficient collateral market value. If collateral market value falls below a stated level, the issuer will either initiate a clean-up call or increase the stated interest rate.
(O) All (or portion of security) on loan.
ADR American Depositary Receipt.
PLC Public Limited Company.

    The industry classification method used for purposes of this report may differ from the industry sub-classification(s) used for Trust compliance purposes.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
58

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 LARGE CAP VALUE FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                                           Value
Shares                                                                                   (Note 2)
------                                                                                   --------
COMMON STOCKS - 98.44%
-------------------------------------------------------------------------------------------------
             CONSUMER DISCRETIONARY - 5.95%
   105,400   CBS Corp., Class B ................................................  $    2,872,150
    66,900   Clear Channel Communications, Inc. ................................       2,309,388
   484,342   Comcast Corp., Class A*............................................       8,844,085
   120,200   Eastman Kodak Co. (O)..............................................       2,628,774
   121,800   Gap, Inc./The .....................................................       2,591,904
    95,100   General Motors Corp. (O) ..........................................       2,367,039
   130,300   Home Depot, Inc. ..................................................       3,510,282
    80,700   Macy's, Inc. ......................................................       2,087,709
   169,539   McDonald's Corp. ..................................................       9,987,542
   245,400   News Corp., Class A ...............................................       5,028,246
    38,800   Nike, Inc., Class B (O) ...........................................       2,492,512
    69,400   Omnicom Group, Inc. ...............................................       3,298,582
    27,300   Sears Holdings Corp. (O)* .........................................       2,785,965
    25,400   Tiffany & Co. (O) .................................................       1,169,162
   784,300   Time Warner, Inc. .................................................      12,948,793
   116,200   Viacom, Inc., Class B* ............................................       5,103,504
    97,800   Walt Disney Co./The ...............................................       3,156,984
                                                                                  ---------------
                                                                                      73,182,621
                                                                                  ---------------
             CONSUMER STAPLES - 8.88%
   217,200   Altria Group, Inc. ................................................      16,415,976
    47,300   Anheuser-Busch Cos., Inc. .........................................       2,475,682
   111,100   Archer-Daniels-Midland Co. ........................................       5,158,373
    56,100   Clorox Co. ........................................................       3,656,037
   158,700   Coca-Cola Co./The .................................................       9,739,419
    65,000   Costco Wholesale Corp. ............................................       4,534,400
   173,300   CVS Caremark Corp. ................................................       6,888,675
    58,900   General Mills, Inc. ...............................................       3,357,300
    91,400   HJ Heinz Co. ......................................................       4,266,552
    36,700   Kellogg Co. .......................................................       1,924,181
    45,300   Kimberly-Clark Corp. (O) ..........................................       3,141,102
   354,257   Kraft Foods, Inc., Class A ........................................      11,559,406
   359,700   Procter & Gamble Co. ..............................................      26,409,174
   202,100   Wal-Mart Stores, Inc. .............................................       9,605,813
                                                                                  ---------------
                                                                                     109,132,090
                                                                                  ---------------
             ENERGY - 16.69%
    76,600   Anadarko Petroleum Corp. ..........................................       5,031,854
   107,800   Apache Corp. ......................................................      11,592,812
   409,446   Chevron Corp. .....................................................      38,213,595
   335,300   ConocoPhillips ....................................................      29,606,990
   144,000   Devon Energy Corp. ................................................      12,803,040
    67,900   EOG Resources, Inc. ...............................................       6,060,075
   683,500   Exxon Mobil Corp. .................................................      64,037,115
   163,000   Marathon Oil Corp. ................................................       9,920,180
   204,300   Occidental Petroleum Corp. ........................................      15,729,057
    32,000   Schlumberger, Ltd. ................................................       3,147,840
   105,650   Spectra Energy Corp. ..............................................       2,727,883
    45,200   Valero Energy Corp. ...............................................       3,165,356
    87,100   Williams Cos., Inc. ...............................................       3,116,438
                                                                                  ---------------
                                                                                     205,152,235
                                                                                  ---------------
             FINANCIALS - 28.06%
   111,700   ACE, Ltd. .........................................................       6,900,826
   141,026   Allstate Corp./The ................................................       7,365,788
    33,300   American Capital Strategies, Ltd. (O) .............................       1,097,568
   370,700   American International Group, Inc. ................................      21,611,810
    54,400   Ameriprise Financial, Inc. ........................................       2,997,984
    90,200   AON Corp. .........................................................       4,301,638
    11,600   AvalonBay Communities, Inc., REIT .................................       1,092,024
   822,442   Bank of America Corp. .............................................      33,933,957
   182,000   Bank of New York Mellon Corp./The .................................       8,874,320
   131,700   BB&T Corp. (O) ....................................................       4,039,239
     9,200   Black Rock, Inc./New York (O) .....................................       1,994,560
    18,700   Boston Properties, Inc., REIT .....................................       1,716,847
    54,000   Capital One Financial Corp. (O) ...................................       2,552,040
    77,100   Chubb Corp. .......................................................       4,208,118
   848,114   Citigroup, Inc. ...................................................      24,968,476
    79,450   Discover Financial Services .......................................       1,198,106
    55,100   Equity Residential, REIT ..........................................       2,009,497
    69,900   Federal Home Loan Mortgage Corp. ..................................       2,381,493
   171,500   Federal National Mortgage Association .............................       6,856,570
    64,300   Fifth Third Bancorp ...............................................       1,615,859
    38,000   General Growth Properties, Inc., REIT .............................       1,564,840
    44,200   Goldman Sachs Group, Inc./The .....................................       9,505,210
    65,600   Hartford Financial Services Group, Inc. ...........................       5,719,664
   119,800   Host Hotels & Resorts, Inc., REIT..................................       2,041,392
   603,188   JPMorgan Chase & Co. ..............................................      26,329,156
   107,000   Keycorp (O) .......................................................       2,509,150
    47,600   Kimco Realty Corp., REIT ..........................................       1,732,640
    44,300   Legg Mason, Inc. ..................................................       3,240,545
    93,600   Lehman Brothers Holdings, Inc. ....................................       6,125,184
    72,800   Lincoln National Corp. ............................................       4,238,416
    69,200   Loews Corp. .......................................................       3,483,528
    29,000   M&T Bank Corp. (O) ................................................       2,365,530
    97,700   Marsh & McLennan Cos., Inc. .......................................       2,586,119
    90,399   Marshall & Isley Corp. (O) ........................................       2,393,766
   114,700   Merrill Lynch & Co., Inc. .........................................       6,157,096

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 LARGE CAP VALUE FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                                           Value
Shares                                                                                   (Note 2)
------                                                                                   --------
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------------------------
               Financials (CONTINUED)
   119,500     MetLife, Inc. ...................................................  $    7,363,590
   181,200     Morgan Stanley ..................................................       9,623,532
    65,500     National City Corp. (O) .........................................       1,078,130
    50,100     PNC Financial Services Group, Inc. ..............................       3,289,065
    69,100     Principal Financial Group, Inc. .................................       4,756,844
    35,700     Prologis, REIT ..................................................       2,262,666
    66,700     Prudential Financial, Inc. ......................................       6,205,768
    16,300     Public Storage, REIT ............................................       1,196,583
    84,723     Regions Financial Corp. (O) .....................................       2,003,699
    29,700     Simon Property Group, Inc., REIT ................................       2,579,742
    26,700     SL Green Realty Corp., REIT .....................................       2,495,382
    21,200     State Street Corp. ..............................................       1,721,440
    93,400     SunTrust Banks, Inc. ............................................       5,836,566
   167,500     Travelers Cos., Inc./The ........................................       9,011,500
   160,600     Unum Group ......................................................       3,820,674
   453,600     US Bancorp ......................................................      14,397,264
    51,500     Vornado Realty Trust, REIT ......................................       4,529,425
   359,800     Wachovia Corp. ..................................................      13,683,194
    88,000     Washington Mutual, Inc. (O) .....................................       1,197,680
   713,800     Wells Fargo & Co. ...............................................      21,549,622
    66,400     XL Capital, Ltd., Class A .......................................       3,340,584
    29,900     Zions Bancorporation ............................................       1,396,031
                                                                                  ---------------
                                                                                     345,047,937
                                                                                  ---------------
               HEALTH CARE - 7.60%
    37,300     Abbott Laboratories .............................................       2,094,395
    27,700     Aetna, Inc. .....................................................       1,599,121
    59,700     Amgen, Inc.* ....................................................       2,772,468
    32,500     Biogen Idec, Inc.* ..............................................       1,849,900
   212,200     Boston Scientific Corp.* ........................................       2,467,886
    66,675     Covidien, Ltd. ..................................................       2,953,036
    90,800     Eli Lilly & Co. .................................................       4,847,812
   390,900     Johnson & Johnson ...............................................      26,073,030
    19,700     Medco Health Solutions, Inc.* ...................................       1,997,580
   111,900     Merck & Co., Inc. ...............................................       6,502,509
 1,134,700     Pfizer, Inc. ....................................................      25,791,731
    48,300     Thermo Fisher Scientific, Inc.* .................................       2,785,944
    77,200     WellPoint, Inc.* ................................................       6,772,756
   111,800     Wyeth ...........................................................       4,940,442
                                                                                  ---------------
                                                                                      93,448,610
                                                                                  ---------------
               INDUSTRIALS - 10.57%
    44,000     3M Co. ..........................................................       3,710,080
    38,000     Cooper Industries, Ltd., Class A (O) ............................       2,009,440
    32,300     CSX Corp. .......................................................       1,420,554
    67,800     Deere & Co. .....................................................       6,313,536
    27,300     Dover Corp. .....................................................       1,258,257
    28,400     Eaton Corp. .....................................................       2,753,380
    54,100     Emerson Electric Co. ............................................       3,065,306
    65,200     General Dynamics Corp. ..........................................       5,802,148
 1,610,800     General Electric Co. ............................................      59,712,356
    62,400     Honeywell International, Inc. ...................................       3,841,968
    23,500     Illinois Tool Works, Inc. .......................................       1,258,190
    63,500     Ingersoll-Rand Co., Ltd., Class A ...............................       2,950,845
    64,100     Masco Corp. (O) .................................................       1,385,201
    73,900     Norfolk Southern Corp. ..........................................       3,727,516
    34,600     Northrop Grumman Corp. ..........................................       2,720,944
    71,850     Parker Hannifin Corp. ...........................................       5,411,023
    51,400     Raytheon Co. ....................................................       3,119,980
   130,000     Southwest Airlines Co. ..........................................       1,586,000
   103,175     Tyco International, Ltd. ........................................       4,090,889
    23,800     Union Pacific Corp. .............................................       2,989,756
    79,700     United Technologies Corp. .......................................       6,100,238
   143,600     Waste Management, Inc. ..........................................       4,691,412
                                                                                  ---------------
                                                                                     129,919,019
                                                                                  ---------------
               INFORMATION TECHNOLOGY - 3.54%
    22,300     Adobe Systems, Inc.* ............................................         952,879
    67,300     Automatic Data Processing, Inc. .................................       2,996,869
    68,100     Computer Sciences Corp. (O)* ....................................       3,368,907
    62,900     EMC Corp./Massachusetts* ........................................       1,165,537
    62,135     Hewlett-Packard Co. .............................................       3,136,575
    82,300     International Business Machines Corp. ...........................       8,896,630
    36,000     Lexmark International, Inc., Class A (O)* .......................       1,254,960
   499,200     Motorola, Inc. ..................................................       8,007,168
    48,200     Novellus Systems, Inc. (O)* .....................................       1,328,874
    37,800     SanDisk Corp.* ..................................................       1,253,826
    67,700     Seagate Technology ..............................................       1,726,350
    55,475     Sun Microsystems, Inc.* .........................................       1,005,762
   164,600     Symantec Corp.* .................................................       2,656,644
    84,200     Tyco Electronics, Ltd. ..........................................       3,126,346
   167,900     Xerox Corp. .....................................................       2,718,301
                                                                                  ---------------
                                                                                      43,595,628
                                                                                  ---------------
               MATERIALS - 3.81%
    63,500     Air Products & Chemicals, Inc. ..................................       6,263,005
   178,900     Alcoa, Inc. .....................................................       6,538,795
   218,100     Dow Chemical Co./The ............................................       8,597,502
   134,400     EI Du Pont de Nemours & Co. .....................................       5,925,696
    40,596     Freeport-McMoRan Copper & Gold, Inc. ............................       4,158,654
    37,700     International Paper Co. .........................................       1,220,726

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
60

================================================================================
 LARGE CAP VALUE FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                                           Value
Shares                                                                                   (Note 2)
------                                                                                   --------
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------------------------
              MATERIALS (CONTINUED)
    70,200    Nucor Corp. ......................................................  $    4,157,244
    54,500    PPG Industries, Inc. .............................................       3,827,535
    83,400    Weyerhaeuser Co. .................................................       6,149,916
                                                                                  ---------------
                                                                                      46,839,073
                                                                                  ---------------
              TELECOMMUNICATION SERVICES - 6.65%
 1,211,687    AT&T, Inc. .......................................................      50,357,712
   382,400    Sprint Nextel Corp. ..............................................       5,020,912
    67,300    TELUS Corp. ......................................................       3,247,898
   437,235    Verizon Communications, Inc. .....................................      19,102,797
   310,263    Windstream Corp. .................................................       4,039,624
                                                                                  ---------------
                                                                                      81,768,943
                                                                                  ---------------
              UTILITIES - 6.69%
    76,200    American Electric
              Power Co., Inc. ..................................................       3,547,872
    43,200    Consolidated Edison, Inc. (O) ....................................       2,110,320
    12,000    Constellation Energy Group, Inc. .................................       1,230,360
   101,600    Dominion Resources, Inc./VA ......................................       4,820,920
   225,400    Duke Energy Corp. ................................................       4,546,318
   136,100    Edison International .............................................       7,263,657
    74,800    Entergy Corp. ....................................................       8,940,096
    63,800    Exelon Corp. .....................................................       5,208,632
    60,100    FirstEnergy Corp. ................................................       4,347,634
   153,900    FPL Group, Inc. ..................................................      10,431,342
   108,900    Mirant Corp. (O)* ................................................       4,244,922
    60,600    NSTAR (O) ........................................................       2,194,932
   155,700    PG&E Corp. .......................................................       6,709,113
    24,200    PPL Corp. ........................................................       1,260,578
    43,200    Progress Energy, Inc. (O) ........................................       2,092,176
    48,100    Public Service Enterprise Group, Inc. ............................       4,725,344
    22,800    Sempra Energy ....................................................       1,410,864
   148,800    Southern Co. .....................................................       5,766,000
    61,700    Xcel Energy, Inc. (O) ............................................       1,392,569
                                                                                  ---------------
                                                                                      82,243,649
                                                                                  ---------------
              TOTAL COMMON STOCKS
              (Cost $976,117,892) ..............................................   1,210,329,805

INVESTMENT COMPANIES - 1.36%
-------------------------------------------------------------------------------------------------
         1    Columbia Funds Series Trust - Columbia Cash Reserves .............               1
    42,400    SPDR Trust Series 1 ETF (O) ......................................       6,199,304
10,504,495    SSgA Prime Money Market Fund .....................................      10,504,495
                                                                                  ---------------
              TOTAL INVESTMENT COMPANIES
              (Cost $16,717,859) ...............................................      16,703,800

COLLATERAL FOR SECURITIES ON LOAN - 3.47%
-------------------------------------------------------------------------------------------------
42,630,054    State Street Navigator Securities Lending Prime Portfolio (I) ....      42,630,054
                                                                                  ---------------
              TOTAL COLLATERAL FOR SECURITIES ON LOAN
              (Cost $42,630,054)................................................      42,630,054

TOTAL INVESTMENTS - 103.27%
-------------------------------------------------------------------------------------------------
(Cost $1,035,465,805**) ........................................................   1,269,663,659

NET OTHER ASSETS AND LIABILITIES - (3.27)%
-------------------------------------------------------------------------------------------------
                                                                                     (40,230,310)

TOTAL NET ASSETS - 100.00%
-------------------------------------------------------------------------------------------------
                                                                                  $1,229,433,349

--------------------------------------------------------------------------------
   *   Non-income producing.
  **   Aggregate cost for Federal tax purposes was $1,035,673,921.
 (I) Represents investments of cash collateral received in connection with securities lending.
 (O)   All (or portion of security) on loan.
 ETF   Exchange Traded Fund.
REIT   Real Estate Investment Trust.

       The industry classification method used for purposes of this report may differ from the industry sub-classification(s) used for Trust compliance purposes.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

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 LARGE CAP GROWTH FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                                           Value
Shares                                                                                   (Note 2)
------                                                                                   --------
COMMON STOCKS - 95.73%
-------------------------------------------------------------------------------------------------
             CONSUMER DISCRETIONARY - 9.74%
    25,700   Amazon.Com, Inc.* .................................................    $  2,380,848
    11,100   Apollo Group, Inc., Class A* ......................................         778,665
    31,900   Bed Bath & Beyond, Inc. (O)* ......................................         937,541
    20,900   Best Buy Co., Inc. (O) ............................................       1,100,385
    19,300   Carmax, Inc. (O)* .................................................         381,175
    14,700   Carnival Corp. ....................................................         654,003
    31,500   Cheesecake Factory/The (O)* .......................................         746,865
    16,000   Chico's FAS, Inc. (O)* ............................................         144,480
    27,000   Coach, Inc.* ......................................................         825,660
   163,050   Comcast Corp., Class A (O)* .......................................       2,977,293
    11,800   Dick's Sporting Goods, Inc.* ......................................         327,568
    55,400   DIRECTV Group, Inc./The* ..........................................       1,280,848
    15,600   Dollar Tree Stores, Inc.* .........................................         404,352
    15,000   EchoStar Communications Corp., Class A* ...........................         565,800
    16,000   GameStop Corp., Class A* ..........................................         993,760
    10,300   Garmin, Ltd. (O) ..................................................         999,100
    34,300   Harley-Davidson, Inc. .............................................       1,602,153
     5,100   Harman International Industries, Inc. .............................         375,921
     8,900   Harrah's Entertainment, Inc. ......................................         789,875
    70,400   Home Depot, Inc. ..................................................       1,896,576
    25,100   International Game Technology .....................................       1,102,643
    10,600   JC Penney Co., Inc. ...............................................         466,294
    39,300   Johnson Controls, Inc. ............................................       1,416,372
    52,200   Kohl's Corp.* .....................................................       2,390,760
    12,100   Lamar Advertising Co., Class A (O) ................................         581,647
    10,400   Las Vegas Sands Corp.* ............................................       1,071,720
    16,300   Liberty Global, Inc., Series A (O)* ...............................         638,797
   129,200   Lowe's Cos., Inc. .................................................       2,922,504
    28,800   Ltd Brands, Inc. (O) ..............................................         545,184
    30,300   Marriott International, Inc./DE, Class A ..........................       1,035,654
    26,200   McDonald's Corp. ..................................................       1,543,442
    28,700   McGraw-Hill Cos., Inc./The ........................................       1,257,347
    10,200   MGM Mirage* .......................................................         857,004
    12,400   Newell Rubbermaid, Inc. ...........................................         320,912
   123,000   News Corp., Class A ...............................................       2,520,270
    25,600   Nike, Inc., Class B ...............................................       1,644,544
    20,900   Nordstrom, Inc. (O) ...............................................         767,657
    32,400   Omnicom Group, Inc. ............. .................................       1,539,972
     7,400   Panera Bread Co., Class A (O)* ....................................         265,068
    11,500   Penn National Gaming, Inc.* ..... .................................         684,825
    24,900   Polo Ralph Lauren Corp. (O) .......................................       1,538,571
    51,800   Pulte Homes, Inc. (O) .............................................         545,972
    28,600   Staples, Inc. .....................................................         659,802
    61,800   Starbucks Corp.* ..................................................       1,265,046
    18,300   Starwood Hotels & Resorts Worldwide, Inc. .........................         805,749
    77,500   Target Corp. ......................................................       3,875,000
    29,000   Tiffany & Co. .....................................................       1,334,870
    64,800   Time Warner, Inc. .................................................       1,069,848
    38,900   TJX Cos., Inc. ....................................................       1,117,597
    67,850   Viacom, Inc., Class B* ............................................       2,979,972
    64,600   Walt Disney Co./The ...............................................       2,085,288
     4,600   Wynn Resorts, Ltd. (O) ............................................         515,798
    67,000   XM Satellite Radio Holdings, Inc., Class A* .......................         820,080
    63,000   Yum! Brands, Inc. .................................................       2,411,010
                                                                                    -------------
                                                                                      64,760,087
                                                                                    -------------
             CONSUMER STAPLES - 9.52%
    97,600   Altria Group, Inc. ................................................       7,376,608
    26,800   Anheuser-Busch Cos., Inc. .........................................       1,402,712
    34,000   Avon Products, Inc. ...............................................       1,344,020
   125,600   Coca-Cola Co./The .................................................       7,708,072
    43,000   Colgate-Palmolive Co. .............................................       3,352,280
    27,800   Costco Wholesale Corp. ............................................       1,939,328
    67,200   CVS Caremark Corp. (O) ............................................       2,671,200
     6,000   Energizer Holdings, Inc.* .........................................         672,780
     9,200   Hershey Co./The (O) ...............................................         362,480
    15,900   HJ Heinz Co. ......................................................         742,212
    12,400   Kellogg Co. .......................................................         650,132
     9,300   Kimberly-Clark Corp. ..............................................         644,862
   156,200   PepsiCo, Inc. .....................................................      11,855,580
   105,700   Procter & Gamble Co. ..............................................       7,760,494
    40,000   SYSCO Corp. .......................................................       1,248,400
   103,000   Walgreen Co. ......................................................       3,922,240
   183,700   Wal-Mart Stores, Inc. .............................................       8,731,261
    15,900   WM Wrigley Jr. Co. ................................................         930,945
                                                                                    -------------
                                                                                      63,315,606
                                                                                    -------------
             ENERGY - 9.13%
    27,000   Baker Hughes, Inc. ................................................       2,189,700
    25,100   BJ Services Co. ...................................................         608,926
    20,500   Cabot Oil & Gas Corp. .............................................         827,585
    36,800   Cameron International Corp. (O)* ..................................       1,771,184
    17,600   Chesapeake Energy Corp. ...........................................         689,920
    12,000   Consol Energy, Inc. ...............................................         858,240
    43,800   Denbury Resources, Inc.* ..........................................       1,303,050
     6,200   Diamond Offshore Drilling, Inc. (O) ...............................         880,400
    17,000   ENSCO International, Inc. .........................................       1,013,540
     7,800   EOG Resources, Inc. ...............................................         696,150
   112,900   Exxon Mobil Corp. .................................................      10,577,601

--------------------------------------------------------------------------------
                 See accompanying Notes to Financial Statements.
62

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--------------------------------------------------------------------------------

                                                                                           Value
Shares                                                                                   (Note 2)
------                                                                                   --------
 COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------------------------
             ENERGY (CONTINUED)
     9,500   FMC Technologies, Inc.* ...........................................    $    538,650
    78,500   Halliburton Co. ...................................................       2,975,935
    24,100   National Oilwell Varco, Inc.* .....................................       1,770,386
    45,500   Noble Corp. .......................................................       2,571,205
     2,740   Patriot Coal Corp.* ...............................................         114,367
    27,400   Peabody Energy Corp. (O) ..........................................       1,688,936
    15,700   Quicksilver Resources, Inc.* ......................................         935,563
    18,400   Range Resources Corp. .............................................         945,024
   113,000   Schlumberger, Ltd. ................................................      11,115,810
    15,700   Smith International, Inc. .........................................       1,159,445
    11,400   Southwestern Energy Co.* ..........................................         635,208
    11,300   Tesoro Corp. ......................................................         539,010
    26,861   Transocean, Inc. ..................................................       3,845,152
    42,100   Valero Energy Corp. ...............................................       2,948,263
    30,700   Weatherford International, Ltd.* ..................................       2,106,020
    49,400   Williams Cos., Inc. ...............................................       1,767,532
    71,666   XTO Energy, Inc. ..................................................       3,680,766
                                                                                    -------------
                                                                                      60,753,568
                                                                                    -------------
             FINANCIALS - 6.29%
    37,500   Aflac, Inc. .......................................................       2,348,625
    89,200   American Express Co. ..............................................       4,640,184
    18,800   American International Group, Inc. ................................       1,096,040
    45,400   Bank of New York Mellon Corp./The .................................       2,213,704
     5,000   Black Rock, Inc./New York (O) .....................................       1,084,000
   106,800   Charles Schwab Corp./The ..........................................       2,728,740
     5,750   CME Group, Inc. ...................................................       3,944,500
     9,300   Eaton Vance Corp. .................................................         422,313
    22,200   Federal Home Loan Mortgage Corp. ..................................         756,354
     8,300   Franklin Resources, Inc. ..........................................         949,769
     9,400   General Growth Properties, Inc., REIT .............................         387,092
    15,100   Goldman Sachs Group, Inc./The .....................................       3,247,255
     6,700   IntercontinentalExchange, Inc.* ...................................       1,289,750
    23,700   Invesco, Ltd. .....................................................         743,706
    14,800   Janus Capital Group, Inc. (O) .....................................         486,180
     9,900   Jones Lang LaSalle, Inc. ..........................................         704,484
     4,900   Mastercard, Inc., Class A (O) .....................................       1,054,480
    18,600   Merrill Lynch & Co., Inc. .........................................         998,448
    16,100   Northern Trust Corp. ..............................................       1,232,938
     8,000   Nymex Holdings, Inc. (O)...........................................       1,068,880
    23,400   NYSE Euronext .....................................................       2,053,818
    17,700   Prologis, REIT ....................................................       1,121,826
     7,300   Prudential Financial, Inc. ........................................         679,192
    10,200   Simon Property Group, Inc., REIT ..................................         885,972
    34,400   SLM Corp. .........................................................         692,816
    27,400   State Street Corp. ................................................       2,224,880
    34,800   T Rowe Price Group, Inc. ..........................................       2,118,624
    15,400   Ventas, Inc., REIT ................................................         696,850
                                                                                    -------------
                                                                                      41,871,420
                                                                                    -------------
             HEALTH CARE - 16.25%
   141,600   Abbott Laboratories................................................       7,950,840
    44,900   Aetna, Inc. .......................................................       2,592,077
    26,200   Allergan, Inc./United States ......................................       1,683,088
    81,026   Amgen, Inc.* ......................................................       3,762,847
     6,000   Amylin Pharmaceuticals, Inc. (O)* .................................         222,000
    50,100   Baxter International, Inc. ........................................       2,908,305
    20,700   Becton Dickinson & Co. ............................................       1,730,106
     5,000   Biogen Idec, Inc.* ................................................         284,600
   179,900   Bristol-Myers Squibb Co. ..........................................       4,770,948
    33,700   Cardinal Health, Inc. .............................................       1,946,175
    28,800   Celgene Corp.* ....................................................       1,330,848
     5,600   Cerner Corp.* .....................................................         315,840
    24,400   Cigna Corp. .......................................................       1,311,012
    12,000   Coventry Health Care, Inc.* .......................................         711,000
     7,800   CR Bard, Inc. .....................................................         739,440
    12,300   Dentsply International, Inc. ......................................         553,746
    66,300   Eli Lilly & Co. ...................................................       3,539,757
    20,200   Express Scripts, Inc.* ............................................       1,474,600
    25,400   Forest Laboratories, Inc.* ........................................         925,830
    64,200   Genentech, Inc.* ..................................................       4,305,894
     5,100   Gen-Probe, Inc.* ..................................................         320,943
    26,600   Genzyme Corp.* ....................................................       1,980,104
    90,800   Gilead Sciences, Inc.* ...........................................        4,177,708
    13,000   Hospira, Inc.* ....................................................         554,320
    15,700   Humana, Inc.* .....................................................       1,182,367
    15,300   IMS Health, Inc. ..................................................         352,512
     2,900   Intuitive Surgical, Inc.* ........................................          941,050
   144,000   Johnson & Johnson ................................................        9,604,800
    10,000   Laboratory Corp. of America Holdings* .............................         755,300
    17,500   McKesson Corp. ....................................................       1,146,425
    36,700   Medco Health Solutions, Inc.* .....................................       3,721,380
   120,300   Medtronic, Inc. ...................................................       6,047,481
   179,500   Merck & Co., Inc. .................................................      10,430,745
    13,600   PDL BioPharma, Inc. (O)* ..........................................         238,272
   136,100   Schering-Plough Corp. .............................................       3,625,704
    29,400   St. Jude Medical, Inc.* ..........................................        1,194,816
    29,500   Stryker Corp. .....................................................       2,204,240
    17,600   Thermo Fisher Scientific, Inc.*                                           1,015,168

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 LARGE CAP GROWTH FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                                           Value
Shares                                                                                   (Note 2)
------                                                                                   --------
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------------------------
             HEALTH CARE (CONTINUED)
   125,000   UnitedHealth Group, Inc. ..........................................    $  7,275,000
    23,100   VCA Antech, Inc.* .................................................       1,021,713
    19,000   Vertex Pharmaceuticals, Inc. (O)* .................................         441,370
     8,700   Waters Corp.* .....................................................         687,909
     2,400   WellCare Health Plans, Inc. (O)* ..................................         101,784
    23,200   WellPoint, Inc.* ..................................................       2,035,336
    69,273   Wyeth .............................................................       3,061,174
    14,300   Zimmer Holdings, Inc.* ............................................         945,945
                                                                                    -------------
                                                                                     108,122,519
                                                                                    -------------
             INDUSTRIALS - 11.69%
    38,500   3M Co. ............................................................       3,246,320
    23,600   Ametek, Inc. ......................................................       1,105,424
    27,500   AMR Corp. (O)* ....................................................         385,825
    68,500   Boeing Co. ........................................................       5,991,010
    30,100   Burlington Northern Santa Fe Corp. ................................       2,505,223
    54,700   Caterpillar, Inc. .................................................       3,969,032
    33,100   CH Robinson Worldwide, Inc. .......................................       1,791,372
    20,200   Continental Airlines, Inc., Class B (O)* ..........................         449,450
     8,500   Cummins, Inc. .....................................................       1,082,645
    29,500   Danaher Corp. .....................................................       2,588,330
    13,200   Deere & Co. .......................................................       1,229,184
    58,800   Emerson Electric Co. ..............................................       3,331,608
    13,000   Equifax, Inc. .....................................................         472,680
    23,900   Expeditors International Washington, Inc. .........................       1,067,852
     9,200   Fastenal Co. (O) ..................................................         371,864
    35,400   FedEx Corp. .......................................................       3,156,618
     9,200   Flowserve Corp. ...................................................         885,040
     7,900   Fluor Corp. .......................................................       1,151,188
     6,200   Foster Wheeler, Ltd.* .............................................         961,124
     4,800   General Dynamics Corp. ............................................         427,152
   142,400   General Electric Co. ..............................................       5,278,768
    11,000   Goodrich Corp. ....................................................         776,710
    58,500   Honeywell International, Inc. .....................................       3,601,845
    22,900   Illinois Tool Works, Inc. .........................................       1,226,066
    10,100   ITT Corp. .........................................................         667,004
     8,100   Jacobs Engineering Group, Inc.* ...................................         774,441
     9,100   Joy Global, Inc. ..................................................         598,962
     3,300   L-3 Communications Holdings, Inc. .................................         349,602
    30,400   Lockheed Martin Corp. .............................................       3,199,904
    17,200   Manitowoc Co., Inc./The ...........................................         839,876
    24,600   McDermott International, Inc.* ....................................       1,452,138
    23,900   Monster Worldwide, Inc.* ..........................................         774,360
    16,400   Norfolk Southern Corp. ............................................         827,216
    24,000   Paccar, Inc. (O)...................................................       1,307,520
    11,700   Precision Castparts Corp. .........................................       1,622,790
    42,500   Quanta Services, Inc. (O)* ........................................       1,115,200
    19,100   Raytheon Co. ......................................................       1,159,370
    19,700   Robert Half International, Inc. ...................................         532,688
    12,900   Rockwell Automation, Inc./DE ......................................         889,584
    14,400   Rockwell Collins, Inc. ............................................       1,036,368
    12,200   Stericycle, Inc.* .................................................         724,680
     8,100   Terex Corp.* ......................................................         531,117
    20,200   Textron, Inc. .....................................................       1,440,260
    13,700   Union Pacific Corp. ...............................................       1,720,994
    36,400   United Parcel Service, Inc., Class B ..............................       2,574,208
    62,700   United Technologies Corp. .........................................       4,799,058
    11,800   Waste Management, Inc. ............................................         385,506
    15,900   WW Grainger, Inc. (O) .............................................       1,391,568
                                                                                    -------------
                                                                                      77,766,744
                                                                                    -------------
             INFORMATION TECHNOLOGY - 28.28%
    50,700   Accenture, Ltd., Class A...........................................       1,826,721
    23,400   Activision, Inc.* .................................................         694,980
    78,000   Adobe Systems, Inc.* ..............................................       3,332,940
    34,900   Agilent Technologies, Inc.* .......................................       1,282,226
    30,900   Altera Corp. ......................................................         596,988
    15,600   Amdocs, Ltd.* .....................................................         537,732
    15,500   Amphenol Corp., Class A ...........................................         718,735
    27,800   Analog Devices, Inc. ..............................................         881,260
    71,500   Apple, Inc.* ......................................................      14,162,720
   107,800   Applied Materials, Inc. ...........................................       1,914,528
    19,100   Autodesk, Inc.* ...................................................         950,416
    48,200   Automatic Data Processing, Inc. ...................................       2,146,346
    38,600   BEA Systems, Inc.* ................................................         609,108
    15,300   BMC Software, Inc.* ...............................................         545,292
    44,800   Broadcom Corp., Class A* ..........................................       1,171,072
    20,400   CA, Inc. ..........................................................         508,980
   575,000   Cisco Systems, Inc.* ..............................................      15,565,250
    26,200   Citrix Systems, Inc.* .............................................         995,862
    24,400   Cognizant Technology Solutions Corp., Class A* ....................         828,136
   141,800   Corning, Inc. .....................................................       3,401,782
    15,100   Cypress Semiconductor Corp.* ......................................         544,053
   189,600   Dell, Inc.* .......................................................       4,647,096
     4,600   DST Systems, Inc.* ................................................         379,730
   112,600   eBay, Inc.* .......................................................       3,737,194
    27,200   Electronic Arts, Inc.* ............................................       1,588,752
   214,000   EMC Corp./Massachusetts* ..........................................       3,965,420
    15,400   Fidelity National Information
             Services, Inc. ....................................................         640,486

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
64

================================================================================
LARGE CAP GROWTH FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                                           Value
Shares                                                                                   (Note 2)
------                                                                                   --------
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------------------------
             INFORMATION TECHNOLOGY (CONTINUED)
     3,200   First Solar, Inc.* ................................................    $    854,848
    20,821   Fiserv, Inc.* .....................................................       1,155,357
    16,400   Global Payments, Inc. .............................................         762,928
    22,100   Google, Inc., Class A* ............................................      15,281,708
    11,700   Harris Corp. ......................................................         733,356
   225,600   Hewlett-Packard Co. ...............................................      11,388,288
   511,200   Intel Corp. .......................................................      13,628,592
    98,700   International Business Machines Corp. .............................      10,669,470
    21,600   Intuit, Inc.* .....................................................         682,776
    14,800   Iron Mountain, Inc. (O)* ..........................................         547,896
    28,100   Juniper Networks, Inc.* ...........................................         932,920
    35,800   Kla-Tencor Corp. (O) ..............................................       1,724,128
     6,900   Lexmark International, Inc., Class A* .............................         240,534
    37,000   Marvell Technology Group, Ltd.* ...................................         517,260
    70,200   Maxim Integrated Products, Inc. ...................................       1,858,896
    10,300   McAfee, Inc.* .....................................................         386,250
    20,200   MEMC Electronic Materials, Inc.* ..................................       1,787,498
     3,400   Mettler Toledo International, Inc.* ...............................         386,920
    21,000   Microchip Technology, Inc. (O) ....................................         659,820
    34,400   Micron Technology, Inc. (O)* ......................................         249,400
   670,300   Microsoft Corp. ...................................................      23,862,680
    22,000   National Semiconductor Corp. ......................................         498,080
    13,000   Network Appliance, Inc.* ..........................................         324,480
    43,800   Nvidia Corp.* .....................................................       1,490,076
   366,500   Oracle Corp.* .....................................................       8,275,570
    29,400   Paychex, Inc. .....................................................       1,064,868
   140,500   Qualcomm, Inc. ....................................................       5,528,675
    10,400   Salesforce.com, Inc. (O)* .........................................         651,976
    30,200   SanDisk Corp. (O)* ................................................       1,001,734
   160,300   Texas Instruments, Inc. ...........................................       5,354,020
    25,900   Trimble Navigation, Ltd.* .........................................         783,216
    19,700   Varian Semiconductor Equipment Associates, Inc.* ..................         728,900
    19,800   VeriSign, Inc. (O)* ...............................................         744,678
     2,130   VMware, Inc., Class A (O)* ........................................         181,029
    16,300   Western Digital Corp.* ............................................         492,423
    63,300   Western Union Co./The .............................................       1,536,924
    23,900   Xilinx, Inc. ......................................................         522,693
   106,100   Yahoo!, Inc.* .....................................................       2,467,886
                                                                                    -------------
                                                                                     188,132,558
                                                                                    -------------
             MATERIALS - 2.84%
     7,000   Air Products & Chemicals, Inc.                                              690,410
     7,600   Allegheny Technologies, Inc. ......................................         656,640
    12,300   Ball Corp. ........................................................         553,500
    14,200   Ecolab, Inc. ......................................................         727,182
    14,300   EI Du Pont de Nemours & Co. .......................................         630,487
    26,100   Freeport-McMoRan Copper & Gold, Inc. ..............................       2,673,684
    53,300   Monsanto Co. ......................................................       5,953,077
     5,300   Mosaic Co./The* ...................................................         500,002
    44,900   Nalco Holding Co. .................................................       1,085,682
    16,200   Newmont Mining Corp. ..............................................         791,046
    10,700   Nucor Corp. .......................................................         633,654
    27,900   Praxair, Inc. .....................................................       2,475,009
     6,200   Southern Copper Corp. (O) .........................................         651,806
    14,600   Steel Dynamics, Inc. ..............................................         869,722
                                                                                    -------------
                                                                                      18,891,901
                                                                                    -------------
             TELECOMMUNICATION SERVICES - 0.80%
    35,500   American Tower Corp., Class A* ....................................       1,512,300
    16,000   Crown Castle International Corp.* .................................         665,600
   122,100   Level 3 Communications, Inc. (O)* .................................         371,184
    41,723   NeuStar, Inc., Class A (O)* .......................................       1,196,616
    33,100   NII Holdings, Inc.* ...............................................       1,599,392
                                                                                    -------------
                                                                                       5,345,092
                                                                                    -------------
             UTILITIES - 1.19%
    11,200   Allegheny Energy, Inc. ............................................         712,432
    10,600   Constellation Energy Group, Inc. ..................................       1,086,818
    30,600   Exelon Corp. ......................................................       2,498,184
    24,300   Mirant Corp. (O)* .................................................         947,214
    19,800   NRG Energy, Inc. (O)* .............................................         858,132
    20,300   PPL Corp. .........................................................       1,057,427
     8,300   Veolia Environment, ADR ...........................................         755,134
                                                                                    -------------
                                                                                       7,915,341
                                                                                    -------------
             TOTAL COMMON STOCKS
             (Cost $540,707,591) ...............................................     636,874,836

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 LARGE CAP GROWTH FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                                           Value
Shares                                                                                   (Note 2)
------                                                                                   --------
INVESTMENT COMPANY - 3.93%
-------------------------------------------------------------------------------------------------
   367,000   iShares Russell 1000 Growth Index Fund ETF ........................    $ 22,306,260
    19,800   iShares S&P 100 Index Fund ETF ....................................       1,362,240
    39,900   Powershares QQQ ETF (O)............................................       2,044,476
   417,287   SSgA Prime Money Market Fund ......................................         417,287
                                                                                    -------------
                TOTAL INVESTMENT COMPANIES
                (Cost $25,947,929) .............................................      26,130,263

COLLATERAL FOR SECURITIES ON LOAN - 5.04%
-------------------------------------------------------------------------------------------------
33,533,791   State Street Navigator Securities Lending Prime Portfolio (I) .....      33,533,791
                                                                                    -------------
             TOTAL COLLATERAL FOR SECURITIES ON LOAN
             (Cost $33,533,791) ................................................      33,533,791

TOTAL INVESTMENTS - 104.70%
-------------------------------------------------------------------------------------------------
(Cost $600,189,311**) ..........................................................     696,538,890

NET OTHER ASSETS AND LIABILITIES - (4.70)%
-------------------------------------------------------------------------------------------------
                                                                                     (31,299,329)

TOTAL NET ASSETS - 100.00%
-------------------------------------------------------------------------------------------------
                                                                                    $665,239,561

--------------------------------------------------------------------------------
   *  Non-income producing.
  **  Aggregate cost for Federal tax purposes was $601,867,372.
 (I) Represents investments of cash collateral received in connection with securities lending.
 (O)  All (or portion of security) on loan.
 ADR  American Depositary Receipt.
 ETF  Exchange Traded Funds.
REIT  Real Estate Investement Trust.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
66

================================================================================
 MID CAP VALUE FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                                           Value
Shares                                                                                   (Note 2)
------                                                                                   --------
COMMON STOCKS - 97.42%
-------------------------------------------------------------------------------------------------
             CONSUMER DISCRETIONARY - 11.55%
    14,900   Autoliv, Inc. .....................................................    $    785,379
    16,000   AutoNation, Inc.* .................................................         250,560
     6,800   Black & Decker Corp. (O) ..........................................         473,620
    12,000   BorgWarner, Inc. ..................................................         580,920
    25,600   Cablevision Systems Corp., Class A* ...............................         627,200
    53,000   Cato Corp./The, Class A (O) .......................................         829,980
    23,000   CEC Entertainment, Inc.* ..........................................         597,080
    19,300   Centex Corp. ......................................................         487,518
    53,300   Eastman Kodak Co. (O) .............................................       1,165,671
    15,200   EW Scripps Co., Class A (O) .......................................         684,152
    28,600   Expedia, Inc. (O)* ................................................         904,332
   274,900   Ford Motor Co. (O)* ...............................................       1,850,077
    17,200   Fortune Brands, Inc. ..............................................       1,244,592
    30,850   Gannett Co., Inc. .................................................       1,203,150
    92,300   Gap, Inc./The .....................................................       1,964,144
    24,900   Genuine Parts Co. .................................................       1,152,870
    12,500   Harrah's Entertainment, Inc. ......................................       1,109,375
    14,500   Hasbro, Inc. ......................................................         370,910
    63,000   Hibbett Sports, Inc. (O)* .........................................       1,258,740
    20,600   KB Home (O) .......................................................         444,960
    27,900   Liberty Global, Inc., Series A (O)* ...............................       1,093,401
    18,800   Liberty Media Corp. - Capital, Series A (S)* ......................       2,190,012
    39,700   Liberty Media Corp. - Interactive, Series A (S)* ..................         757,476
    24,800   Mattel, Inc. ......................................................         472,192
    21,900   Matthews International Corp., Class A (O) .........................       1,026,453
    35,600   Modine Manufacturing Co. (O) ......................................         587,756
    10,200   Newell Rubbermaid, Inc. ...........................................         263,976
     7,900   Nike, Inc., Class B ...............................................         507,496
    52,600   O'Reilly Automotive, Inc. (O)* ....................................       1,705,818
    60,900   Pulte Homes, Inc. (O) .............................................         641,886
     9,000   RH Donnelley Corp. (O)* ...........................................         328,320
    21,200   Royal Caribbean Cruises, Ltd. (O) .................................         899,728
    35,300   Saks, Inc. (O)* ...................................................         732,828
     2,500   Sears Holdings Corp. (O)* .........................................         255,125
    19,800   Service Corp. International/US ....................................         278,190
     6,700   Snap-On, Inc. .....................................................         323,208
    15,800   Sonic Corp. (O)* ..................................................         346,020
    81,900   Stage Stores, Inc. (O) ............................................       1,212,120
    11,300   Tempur-Pedic International, Inc. (O) ..............................         293,461
    13,900   Tiffany & Co. .....................................................         639,817
    21,300   TJX Cos., Inc. ....................................................         611,949
    31,500   Valassis Communications, Inc. (O)* ................................         368,235
    15,800   VF Corp. ..........................................................       1,084,828
    43,500   Virgin Media, Inc. ................................................         745,590
       900   Washington Post Co./The, Class B ..................................         712,287
    24,600   Wyndham Worldwide Corp. ...........................................         579,576
                                                                                    -------------
                                                                                      36,642,978
                                                                                    -------------
             CONSUMER STAPLES - 7.75%
     9,100   Altria Group, Inc. ................................................         687,778
    17,900   Bunge, Ltd. .......................................................       2,083,739
    44,000   Casey's General Stores, Inc. (O) ..................................       1,302,840
    14,600   Clorox Co. ........................................................         951,482
    45,400   Coca-Cola Enterprises, Inc. .......................................       1,181,762
    87,300   ConAgra Foods, Inc. ...............................................       2,076,867
    29,900   Constellation Brands, Inc., Class A* ..............................         706,836
    10,400   Corn Products International, Inc. .................................         382,200
    10,800   Costco Wholesale Corp. ............................................         753,408
    22,000   CVS Caremark Corp. ................................................         874,500
    28,500   Dean Foods Co. (O) ................................................         737,010
    20,000   Herbalife, Ltd. ...................................................         805,600
     9,700   Hershey Co./The (O) ...............................................         382,180
    32,800   HJ Heinz Co. ......................................................       1,531,104
    31,100   Hormel Foods Corp. (O) ............................................       1,258,928
    28,200   Lance, Inc. (O) ...................................................         575,844
     5,300   Loews Corp. - Carolina Group (S) ..................................         452,090
    16,200   McCormick & Co., Inc./MD ..........................................         614,142
    23,200   Molson Coors Brewing Co., Class B .................................       1,197,584
    85,000   Rite Aid Corp. (O)* ...............................................         237,150
    56,700   Safeway, Inc. .....................................................       1,939,707
    51,400   Sara Lee Corp. ....................................................         825,484
    31,869   SUPERVALU, Inc. ...................................................       1,195,725
    32,300   Tyson Foods, Inc., Class A ........................................         495,159
    14,900   Universal Corp./Richmond VA (O) ...................................         763,178
    10,400   UST, Inc. (O) .....................................................         569,920
                                                                                    -------------
                                                                                      24,582,217
                                                                                    -------------
             ENERGY - 8.13%
    46,100   Chesapeake Energy Corp. (O) .......................................       1,807,120
    70,900   El Paso Corp. .....................................................       1,222,316

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 MID CAP VALUE FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                                           Value
Shares                                                                                   (Note 2)
------                                                                                   --------
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------------------------
             ENERGY (CONTINUED)
    35,300   Forest Oil Corp.* .................................................    $  1,794,652
    47,500   Hess Corp. ........................................................       4,790,850
    21,500   Murphy Oil Corp. ..................................................       1,824,060
    21,900   Nabors Industries, Ltd.* ..........................................         599,841
    24,700   Newfield Exploration Co.* .........................................       1,301,690
    29,500   Noble Energy, Inc. ................................................       2,345,840
     9,300   Overseas Shipholding Group, Inc. (O) ..............................         692,199
    17,400   Pioneer Natural Resources Co. .....................................         849,816
    19,500   Plains Exploration & Production Co.* ..............................       1,053,000
    18,800   Rowan Cos., Inc. ..................................................         741,848
    11,600   Smith International, Inc. .........................................         856,660
    70,800   Spectra Energy Corp. ..............................................       1,828,056
    23,400   St. Mary Land & Exploration Co. (O) ...............................         903,474
     9,600   Sunoco, Inc. ......................................................         695,424
    25,800   Whiting Petroleum Corp. (O)* ......................................       1,487,628
    27,900   Williams Cos., Inc. ...............................................         998,262
                                                                                    -------------
                                                                                      25,792,736
                                                                                    -------------
             FINANCIALS - 25.88%
    15,100   AMB Property Corp., REIT ..........................................         869,156
     6,700   AMBAC Financial Group, Inc. (O) ...................................         172,659
    24,700   American Capital Strategies, Ltd. (O) .............................         814,112
    41,800   Ameriprise Financial, Inc. ........................................       2,303,598
    57,600   AON Corp. ................................ ........................       2,746,944
    43,500   Ares Capital Corp. (O) ............................................         636,405
    36,900   Asset Acceptance Capital Corp. (O) ................................         384,129
    36,976   Associated Banc-Corp. (O) .........................................       1,001,680
    19,400   Assurant, Inc. (O) ................................................       1,297,860
    40,500   Assured Guaranty, Ltd. (O) ........................................       1,074,870
    14,100   AvalonBay Communities, Inc., REIT .................................       1,327,374
    18,900   Axis Capital Holdings, Ltd. .......................................         736,533
    20,000   Bank of America Corp. .............................................         825,200
     8,800   Black Rock, Inc./New York (O) .....................................       1,907,840
    40,700   Blackstone Group L.P./The (O) .....................................         900,691
    21,400   Boston Properties, Inc., REIT .....................................       1,964,734
     9,100   Camden Property Trust, REIT .......................................         438,165
    27,700   Cincinnati Financial Corp. ........................................       1,095,258
    46,800   CIT Group, Inc. ...................................................       1,124,604
    15,200   City National Corp./CA ............................................         905,160
    52,900   Colonial BancGroup, Inc./The (O) ..................................         716,266
    14,500   Comerica, Inc. ....................................................         631,185
    10,400   Commerce Bancorp, Inc./NJ .........................................         396,656
    12,600   Cousins Properties, Inc., REIT (O) ................................         278,460
    19,000   Credit Acceptance Corp. (O)* ......................................         392,730
     5,700   Cullen/Frost Bankers, Inc. (O) ....................................         288,762
    27,550   Delphi Financial Group, Inc., Class A (O) .........................         971,964
    13,100   Developers Diversified Realty Corp., REIT .........................         501,599
    43,600   E*Trade Financial Corp. (O)* ......................................         154,780
    49,200   Equity Residential, REIT ..........................................       1,794,324
    19,100   Everest Re Group, Ltd. ............................................       1,917,640
    21,800   Financial Federal Corp. (O) .......................................         485,922
    10,900   First Midwest Bancorp, Inc./IL (O) ................................         333,540
    25,600   General Growth Properties, Inc., REIT .............................       1,054,208
    56,600   Genworth Financial, Inc., Class A .................................       1,440,470
    12,400   Hartford Financial Services Group, Inc. ...........................       1,081,156
    18,600   HCP, Inc., REIT ...................................................         646,908
    73,300   Host Hotels & Resorts, Inc., REIT .................................       1,249,032
    15,200   IndyMac Bancorp, Inc. (O) .........................................          90,440
    26,750   International Bancshares Corp. (O) ................................         560,145
    13,500   IPC Holdings, Ltd. ................................................         389,745
    22,900   iStar Financial, Inc., REIT (O) ...................................         596,545
    11,000   Jeffries Group, Inc. ..............................................         253,550
    19,500   JPMorgan Chase & Co. ..............................................         851,175
    77,400   Keycorp ...........................................................       1,815,030
    44,200   Kimco Realty Corp., REIT ..........................................       1,608,880
    18,000   Legg Mason, Inc. ..................................................       1,316,700
    23,900   Leucadia National Corp. (O) .......................................       1,125,690
    17,900   Lincoln National Corp. ............................................       1,042,138
    17,600   M&T Bank Corp. ....................................................       1,435,632
    18,800   Maguire Properties, Inc., REIT (O) ................................         554,036
    59,498   Marshall & Isley Corp. ............................................       1,575,507
    13,600   MB Financial, Inc. (O) ............................................         419,288

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
68

================================================================================
 MID CAP VALUE FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                                           Value
Shares                                                                                   (Note 2)
------                                                                                   --------
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------------------------
             FINANCIALS (CONTINUED)
    15,200   MBIA, Inc. (O) ....................................................    $    283,176
     7,800   Merrill Lynch & Co., Inc. .........................................         418,704
     7,400   Nasdaq Stock Market, Inc./The (O)* ................................         366,226
    33,400   NewAlliance Bancshares, Inc. (O) ..................................         384,768
    17,100   PartnerRe, Ltd. ...................................................       1,411,263
    21,900   Platinum Underwriters Holdings, Ltd. ..............................         778,764
    16,900   Plum Creek Timber Co., Inc., REIT (O) .............................         778,076
    47,600   Principal Financial Group, Inc. ...................................       3,276,784
     9,300   Prologis, REIT ....................................................         589,434
     6,500   PS Business Parks, Inc., REIT (O) .................................         341,575
    15,400   Public Storage, REIT ..............................................       1,130,514
    85,701   RAIT Investment Trust, REIT (O) ...................................         738,743
    10,400   Rayonier, Inc., REIT ..............................................         491,296
    37,200   Realty Income Corp., REIT (O) .....................................       1,005,144
     6,600   Regency Centers Corp., REIT .......................................         425,634
    22,000   Reinsurance Group of America, Inc. (O) ............................       1,154,560
    23,100   RenaissanceRe Holdings, Ltd. ......................................       1,391,544
    20,900   Safeco Corp. ......................................................       1,163,712
     9,000   Simon Property Group, Inc., REIT ..................................         781,740
    14,700   SL Green Realty Corp., REIT .......................................       1,373,862
    23,500   Sovereign Bancorp, Inc. ...........................................         267,900
    10,800   StanCorp Financial Group, Inc. ....................................         544,104
     9,800   Synovus Financial Corp. ...........................................         235,984
    34,100   TCF Financial Corp. ...............................................         611,413
    22,400   Torchmark Corp. ...................................................       1,355,872
    76,400   Unum Group ........................................................       1,817,556
    41,200   U-Store-It Trust, REIT (O) ........................................         377,392
    14,600   Ventas, Inc., REIT ................................................         660,650
    31,500   Vornado Realty Trust, REIT ........................................       2,770,425
    17,100   Webster Financial Corp. (O) .......................................         546,687
     9,400   Westamerica Bancorporation (O) ....................................         418,770
    27,600   WR Berkley Corp. ..................................................         822,756
    37,200   XL Capital, Ltd., Class A .........................................       1,871,532
    22,400   Zions Bancorporation ..............................................       1,045,856
                                                                                    -------------
                                                                                      82,129,491
                                                                                    -------------
             HEALTH CARE - 3.50%
    10,600   Abbott Laboratories ...............................................         595,190
    21,100   AmerisourceBergen Corp. ...........................................         946,757
    28,300   Amsurg Corp. (O)* .................................................         765,798
    31,300   Applera Corp. - Applied Biosystems Group (S) ......................       1,061,696
     8,700   Cardinal Health, Inc. .............................................         502,425
    32,600   Centene Corp.* ....................................................         894,544
    16,700   Charles River Laboratories International, Inc. (O)* ...............       1,098,860
    74,000   Health Management Associates, Inc., Class A (O) ...................         442,520
     5,000   Invitrogen Corp.* .................................................         467,050
    53,500   King Pharmaceuticals, Inc.* .......................................         547,840
    14,600   LifePoint Hospitals, Inc. (O)* ....................................         434,204
     9,200   Medco Health Solutions, Inc.* .....................................         932,880
    15,600   Omnicare, Inc. (O) ................................................         355,836
    15,600   Orthofix International N.V. (O)* ..................................         904,332
     5,600   Quest Diagnostics, Inc. (O) .......................................         296,240
    33,900   Universal American Corp. (O)* .....................................         867,501
                                                                                    -------------
                                                                                      11,113,673
                                                                                    -------------
             INDUSTRIALS - 12.60%
    50,400   ACCO Brands Corp. (O)* ............................................         808,416
    23,700   Acuity Brands, Inc. (O) ...........................................       1,066,500
    67,900   Airtran Holdings, Inc. (O)* .......................................         486,164
    15,500   Albany International Corp., Class A (O) ...........................         575,050
    16,900   Avery Dennison Corp. ..............................................         898,066
    23,525   Belden, Inc. (O) ..................................................       1,046,862
    49,400   Carlisle Cos., Inc. (O) ...........................................       1,829,282
    30,000   Cooper Industries, Ltd., Class A ..................................       1,586,400
    43,200   CSX Corp. .........................................................       1,899,936
    31,200   Dover Corp. .......................................................       1,438,008
    18,900   Eaton Corp. .......................................................       1,832,355
    19,200   ESCO Technologies, Inc. (O)* ......................................         766,848
     4,900   Flowserve Corp. ...................................................         471,380
    14,200   GATX Corp. (O) ....................................................         520,856
    22,187   Genesee & Wyoming, Inc., Class A (O)* .............................         536,260
    20,200   Graco, Inc. (O) ...................................................         752,652
    57,900   Ingersoll-Rand Co., Ltd., Class A .................................       2,690,613
    33,100   ITT Corp. .........................................................       2,185,924
    48,900   KBR, Inc.* ........................................................       1,897,320
    20,900   L-3 Communications Holdings, Inc. .................................       2,214,146

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 MID CAP VALUE FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                                           Value
Shares                                                                                   (Note 2)
------                                                                                   --------
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------------------------
             INDUSTRIALS (CONTINUED)
    26,800   Masco Corp. .......................................................    $    579,148
    37,900   Mueller Industries, Inc. ..........................................       1,098,721
    21,200   Norfolk Southern Corp. ............................................       1,069,328
    34,800   Parker Hannifin Corp. .............................................       2,620,788
    16,500   Republic Services, Inc. ...........................................         517,275
    30,200   RR Donnelley & Sons Co. ...........................................       1,139,748
    18,100   Simpson Manufacturing Co., Inc. (O) ...............................         481,279
    90,000   Southwest Airlines Co. ............................................       1,098,000
    31,200   Spirit Aerosystems Holdings, Inc., Class A* .......................       1,076,400
     8,500   SPX Corp. .........................................................         874,225
    26,100   Timken Co. ........................................................         857,385
    11,300   Trinity Industries, Inc. (O) ......................................         313,688
    11,200   United Rentals, Inc.* .............................................         205,632
    16,800   United Stationers, Inc. (O)* ......................................         776,328
    24,800   US Airways Group, Inc.* ...........................................         364,808
     7,800   USG Corp. (O)* ....................................................         279,162
    13,100   WW Grainger, Inc. (O) .............................................       1,146,512
                                                                                    -------------
                                                                                      40,001,465
                                                                                    -------------
             INFORMATION TECHNOLOGY - 6.68%
    46,200   Advanced Micro Devices,
             Inc. (O)* .........................................................         346,500
    28,800   Arrow Electronics, Inc.* ..........................................       1,131,264
    47,300   CA, Inc. ..........................................................       1,180,135
    12,100   Citrix Systems, Inc.* .............................................         459,921
    33,200   Computer Sciences Corp. (O)* ......................................       1,642,404
    50,100   Convergys Corp.* ..................................................         824,646
    12,400   Diebold, Inc. (O) .................................................         359,352
    23,600   Electronic Data Systems Corp. .....................................         489,228
    19,900   Electronics for Imaging (O)* ......................................         447,352
    26,900   Integrated Device Technology, Inc.* ...............................         304,239
    17,300   Intersil Corp., Class A ...........................................         423,504
    16,900   Juniper Networks, Inc.* ...........................................         561,080
    10,500   Lexmark International, Inc., Class A* .............................         366,030
   114,300   LSI Corp.* ........................................................         606,933
    30,200   Maxim Integrated Products, Inc. ...................................         799,696
    19,100   MAXIMUS, Inc. .....................................................         737,451
    12,666   Metavante Technologies, Inc.* .....................................         295,371
   106,700   Micron Technology, Inc. (O)* ......................................         773,575
    29,000   Molex, Inc. .......................................................         791,700
    49,500   NAM TAI Electronics, Inc. .........................................         557,865
    29,600   NCR Corp.* ........................................................         742,960
    25,900   Novellus Systems, Inc. (O)* .......................................         714,063
    22,300   SanDisk Corp. (O)* ................................................         739,691
    63,300   Seagate Technology ................................................       1,614,150
   121,400   Tellabs, Inc.* ....................................................         793,956
    29,600   Teradata Corp.* ...................................................         811,336
   138,400   Xerox Corp. .......................................................       2,240,696
    27,100   Xyratex, Ltd.* ....................................................         428,180
                                                                                    -------------
                                                                                      21,183,278
                                                                                    -------------
             MATERIALS - 6.65%
    24,600   Air Products & Chemicals, Inc. ....................................       2,426,298
    11,100   Allegheny Technologies, Inc. ......................................         959,040
    11,900   Aptargroup, Inc. ..................................................         486,829
    17,800   Bemis Co., Inc. (O) ...............................................         487,364
    22,300   Celanese Corp., Series A ..........................................         943,736
    13,900   Compass Minerals International, Inc. (O) ..........................         569,900
    11,900   Deltic Timber Corp. (O) ...........................................         612,731
    17,900   Eastman Chemical Co. ..............................................       1,093,511
    19,700   EI Du Pont de Nemours & Co. .......................................         868,573
    11,000   Freeport-McMoRan Copper & Gold, Inc. ..............................       1,126,840
    32,300   MeadWestvaco Corp. (O) ............................................       1,010,990
     6,400   Mosaic Co./The* ...................................................         603,776
    13,100   Nucor Corp. .......................................................         775,782
    38,200   PPG Industries, Inc. ..............................................       2,682,786
    31,900   Rohm & Haas Co. (O) ...............................................       1,692,933
    34,200   Sealed Air Corp. ..................................................         791,388
    14,300   Sigma-Aldrich Corp. ...............................................         780,780
    36,000   Smurfit-Stone Container Corp.* ....................................         380,160
    14,100   Sonoco Products Co. ...............................................         460,788
    19,400   United States Steel Corp. .........................................       2,345,654
                                                                                    -------------
                                                                                      21,099,859
                                                                                    -------------
             TELECOMMUNICATION SERVICES - 1.63%
    16,800   CenturyTel, Inc. ..................................................         696,528
    66,800   Citizens Communications Co. .......................................         850,364
    22,600   Embarq Corp. ......................................................       1,119,378
   242,000   Qwest Communications International, Inc. (O) ......................       1,696,420
    63,100   Windstream Corp. ..................................................         821,562
                                                                                    -------------
                                                                                       5,184,252
                                                                                    -------------
             UTILITIES - 13.05%
    19,700   Alliant Energy Corp. ..............................................         801,593
    36,300   Ameren Corp. ......................................................       1,967,823
    63,600   American Electric Power Co., Inc. .................................       2,961,216
    14,800   Atmos Energy Corp. (O) ............................................         414,992

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
70

================================================================================
 MID CAP VALUE FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                                           Value
Shares                                                                                   (Note 2)
------                                                                                   --------
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------------------------
             UTILITIES (CONTINUED)
    90,200   CMS Energy Corp. (O) ..............................................    $  1,567,676
    47,700   Consolidated Edison, Inc. (O) .....................................       2,330,145
     8,800   Constellation Energy Group, Inc. ..................................         902,264
    34,700   DTE Energy Co. ....................................................       1,525,412
    65,600   Edison International ..............................................       3,501,072
    26,700   Energy East Corp. .................................................         726,507
     7,900   Entergy Corp. .....................................................         944,208
    30,800   Mirant Corp. (O)* .................................................       1,200,584
    20,600   National Fuel Gas Co. (O) .........................................         961,608
     9,800   New Jersey Resources Corp. (O) ....................................         490,196
    13,000   NRG Energy, Inc. (O)* .............................................         563,420
    51,700   NSTAR .............................................................       1,872,574
    21,500   Oneok, Inc. .......................................................         962,555
    15,000   Pepco Holdings, Inc. ..............................................         439,950
    75,500   PG&E Corp. ........................................................       3,253,295
    38,050   PNM Resources, Inc. (O) ...........................................         816,172
    28,100   PPL Corp. .........................................................       1,463,729
    51,000   Progress Energy, Inc. .............................................       2,469,930
    17,200   Questar Corp. .....................................................         930,520
    30,700   Reliant Energy, Inc.* .............................................         805,568
    39,800   Sempra Energy .....................................................       2,462,824
    26,200   UGI Corp. .........................................................         713,950
    29,400   Westar Energy, Inc. (O) ...........................................         762,636
    13,400   WGL Holdings, Inc. (O) ............................................         438,984
    22,100   Wisconsin Energy Corp. ............................................       1,076,491
    92,600   Xcel Energy, Inc. (O) .............................................       2,089,982
                                                                                    -------------
                                                                                      41,417,876
                                                                                    -------------
             TOTAL COMMON STOCKS
             (Cost $289,875,429) ...............................................     309,147,825

INVESTMENT COMPANIES - 2.45%
-------------------------------------------------------------------------------------------------
    21,500   iShares Russell 1000 Growth Index Fund ETF ........................       1,306,770
 6,482,251   SSgA Prime Money Market Fund ......................................       6,482,251
                                                                                    -------------
             TOTAL INVESTMENT COMPANIES
             (Cost $7,806,111) .................................................       7,789,021

COLLATERAL FOR SECURITIES ON LOAN - 21.72%
-------------------------------------------------------------------------------------------------
68,913,529   State Street Navigator Securities Lending Prime Portfolio (I) .....      68,913,529
                                                                                    -------------
             TOTAL COLLATERAL FOR SECURITIES ON LOAN
             (Cost $68,913,529) ................................................      68,913,529

TOTAL INVESTMENTS - 121.59%
-------------------------------------------------------------------------------------------------
(Cost $366,595,069**) ..........................................................     385,850,375

 NET OTHER ASSETS AND LIABILITIES - (21.59)%
-------------------------------------------------------------------------------------------------
                                                                                     (68,512,025)

 TOTAL NET ASSETS - 100.00%
-------------------------------------------------------------------------------------------------
                                                                                    $317,338,350

--------------------------------------------------------------------------------
    *  Non-income producing.
   **  Aggregate cost for Federal tax purposes was $366,735,952.
  (I) Represents investments of cash collateral received in connection with securities lending.
  (O)  All (or portion of security) on loan.
  (S) Tracking Stock - A security issued by a parent company that tracks the performance of a particular division.
  ETF  Exchange Traded Fund.
 REIT  Real Estate Investment Trust.

       The industry classification method used for purposes of this report may differ from the industry sub-classification(s) used for Trust compliance purposes.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 MID CAP GROWTH FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                                            Value
Shares                                                                                    (Note 2)
------                                                                                    --------
COMMON STOCKS - 98.86%
--------------------------------------------------------------------------------------------------
              CONSUMER DISCRETIONARY - 17.85%
    276,000   American Eagle Outfitters, Inc. (O) ..............................      $  5,732,520
    361,500   Carter's, Inc. (O)* ..............................................         6,995,025
    133,100   DreamWorks Animation SKG, Inc., Class A* .........................         3,399,374
     23,300   Garmin, Ltd. (O) .................................................         2,260,100
    144,300   Gildan Activewear, Inc.* .........................................         5,939,388
    276,100   Gymboree Corp. (O)* ..............................................         8,410,006
    196,300   JOS A Bank Clothiers, Inc. (O)* ..................................         5,584,735
    156,300   O'Reilly Automotive, Inc.* .......................................         5,068,809
     64,300   priceline.com, Inc. (O)* .........................................         7,385,498
     94,300   Sotheby's (O) ....................................................         3,592,830
    150,100   Steiner Leisure, Ltd. (O)* .......................................         6,628,416
    141,800   True Religion Apparel, Inc. (O)* .................................         3,027,430
     63,900   Zumiez, Inc. (O)* ................................................         1,556,604
                                                                                      -------------
                                                                                        65,580,735
                                                                                      -------------
              CONSUMER STAPLES - 0.93%
     76,900   Hansen Natural Corp. (O)* ........................................         3,405,901
                                                                                      -------------
              ENERGY - 12.52%
     37,200   Atwood Oceanics, Inc. (O)* .......................................         3,728,928
    254,400   Complete Production Services, Inc. (O)* ..........................         4,571,568
    269,300   Hercules Offshore, Inc.* .........................................         6,403,954
     53,800   National Oilwell Varco, Inc.* ....................................         3,952,148
    113,700   Noble Corp. ......................................................         6,425,187
     63,900   Noble Energy, Inc. ...............................................         5,081,328
    222,200   St. Mary Land & Exploration Co. ..................................         8,579,142
    101,000   Ultra Petroleum Corp.* ...........................................         7,221,500
                                                                                      -------------
                                                                                        45,963,755
                                                                                      -------------
              FINANCIALS - 8.24%
     56,100   Affiliated Managers Group, Inc. (O)* .............................         6,589,506
     28,800   IntercontinentalExchange, Inc.* ..................................         5,544,000
    322,000   Invesco, Ltd. (O) ................................................        10,104,360
    198,000   MBIA, Inc. (O) ...................................................         3,688,740
    145,800   WR Berkley Corp. .................................................         4,346,298
                                                                                      -------------
                                                                                        30,272,904
                                                                                      -------------
              HEALTH CARE - 15.86%
    125,800   Barr Pharmaceuticals, Inc.* ......................................         6,679,980
     49,200   Beckman Coulter, Inc. ............................................         3,581,760
     80,600   Cephalon, Inc. (O)* ..............................................         5,783,856
     81,700   Coventry Health Care, Inc. (O)* ..................................         4,840,725
    132,800   Endo Pharmaceuticals Holdings, Inc.* .............................         3,541,776
     70,200   Health Net, Inc.* ................................................         3,390,660
     54,100   Hologic, Inc.* ...................................................         3,713,424
    159,000   Hospira, Inc.* ...................................................         6,779,760
     77,900   Invitrogen Corp.* ................................................         7,276,639
    151,000   Psychiatric Solutions, Inc. (O)* .................................         4,907,500
     54,700   Sepracor, Inc. (O)* ..............................................         1,435,875
     79,900   Waters Corp.* ....................................................         6,317,693
                                                                                      -------------
                                                                                        58,249,648
                                                                                      -------------
              INDUSTRIALS - 18.99%
     90,600   Carlisle Cos., Inc. (O) ..........................................         3,354,918
    195,800   Graco, Inc. (O) ..................................................         7,295,508
    234,000   Herman Miller, Inc. ..............................................         7,579,260
    262,400   HUB Group, Inc., Class A* ........................................         6,974,592
    183,800   Manpower, Inc. (O) ...............................................        10,458,220
    168,600   Oshkosh Truck Corp. (O) ..........................................         7,968,036
     49,600   Precision Castparts Corp. ........................................         6,879,520
    129,700   Terex Corp.* .....................................................         8,504,429
    179,300   Thomas & Betts Corp.* ............................................         8,792,872
     23,700   Triumph Group, Inc. (O) ..........................................         1,951,695
                                                                                      -------------
                                                                                        69,759,050
                                                                                      -------------
              INFORMATION TECHNOLOGY - 20.34%
    144,200   Akamai Technologies, Inc. (O)* ...................................         4,989,320
    199,900   Amphenol Corp., Class A ..........................................         9,269,363
    101,170   Autodesk, Inc.* ..................................................         5,034,219
      2,500   BMC Software, Inc.* ..............................................            89,100
    174,600   Cognizant Technology Solutions Corp., Class A* ...................         5,925,924
     54,500   DST Systems, Inc. (O)* ...........................................         4,498,975
    181,400   Flir Systems, Inc. (O)* ..........................................         5,677,820
    359,840   Foundry Networks, Inc.* ..........................................         6,304,397
    148,500   Lam Research Corp. (O)* ..........................................         6,419,655
     64,000   MEMC Electronic Materials, Inc.* .................................         5,663,360
    175,700   Network Appliance, Inc.* .........................................         4,385,472
    383,000   Perot Systems Corp., Class A (O)* ................................         5,170,500
    112,500   Polycom, Inc. (O)* ...............................................         3,125,250
    134,350   Varian Semiconductor Equipment Associates, Inc.* .................         4,970,950
    130,900   Western Union Co./The ............................................         3,178,252
                                                                                      -------------
                                                                                        74,702,557
                                                                                      -------------

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
72

================================================================================
 MID CAP GROWTH FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                                             Value
Shares                                                                                     (Note 2)
------                                                                                     --------
COMMON STOCKS (CONTINUED)
---------------------------------------------------------------------------------------------------
              MATERIALS - 2.83%
     65,400   Cleveland-Cliffs, Inc. (O) .......................................      $  6,592,320
    164,800   Sealed Air Corp. (O) .............................................         3,813,472
                                                                                      -------------
                                                                                        10,405,792
                                                                                      -------------
              TELECOMMUNICATION SERVICES - 1.30%
     98,900   NII Holdings, Inc.* ..............................................         4,778,848
                                                                                      -------------
              TOTAL COMMON STOCKS
              (Cost $343,653,748) ..............................................       363,119,190

INVESTMENT COMPANY - 0.44%
---------------------------------------------------------------------------------------------------
  1,631,485   SSgA Prime Money Market Fund .....................................         1,631,485
                                                                                      -------------
              TOTAL INVESTMENT COMPANY
              (Cost $1,631,485) ................................................         1,631,485

COLLATERAL FOR SECURITIES ON LOAN - 22.64%
---------------------------------------------------------------------------------------------------
 83,171,202   State Street Navigator Securities
              Lending Prime Portfolio (I) ......................................        83,171,202
                                                                                      -------------
              TOTAL COLLATERAL FOR SECURITIES ON LOAN
              (Cost $83,171,202) ...............................................        83,171,202

TOTAL INVESTMENTS - 121.94%
---------------------------------------------------------------------------------------------------
(Cost $428,456,435**) ..........................................................       447,921,877

NET OTHER ASSETS AND LIABILITIES - (21.94)%
---------------------------------------------------------------------------------------------------
                                                                                       (80,603,615)

TOTAL NET ASSETS - 100.00%
---------------------------------------------------------------------------------------------------
                                                                                      $367,318,262

--------------------------------------------------------------------------------
*   Non-income producing.
**  Aggregate cost for Federal tax purposes was $432,977,788.
(I) Represents investments of cash collateral received in connection with securities lending.
(O) All (or portion of security) on loan.

    The industry classification method used for purposes of this report may differ from the industry sub-classification(s) used for Trust compliance purposes.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 SMALL CAP VALUE FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                                           Value
Shares                                                                                    (Note 2)
------                                                                                    ---------
COMMON STOCKS - 96.54%
---------------------------------------------------------------------------------------------------
              CONSUMER DISCRETIONARY - 15.89%
      5,800   Cato Corp./The, Class A ..........................................      $     90,828
      3,500   CEC Entertainment, Inc.* .........................................            90,860
      4,400   Helen of Troy, Ltd.* .............................................            75,416
      6,100   Hibbett Sports, Inc.* ............................................           121,878
      2,400   Matthews International Corp., Class A ............................           112,488
      4,400   Modine Manufacturing Co. .........................................            72,644
      1,400   Sonic Corp.* .....................................................            30,660
      8,700   Stage Stores, Inc. ...............................................           128,760
      1,400   Tempur-Pedic International, Inc. .................................            36,358
      2,600   Unifirst Corp./MA ................................................            98,800
      3,000   Valassis Communications, Inc.* ...................................            35,070
                                                                                      -------------
                                                                                           893,762
                                                                                      -------------
              CONSUMER STAPLES - 6.07%
      4,000   Casey's General Stores, Inc. .....................................           118,440
      2,200   Herbalife, Ltd. ..................................................            88,616
      3,300   Lance, Inc. ......................................................            67,386
      1,300   Universal Corp./Richmond VA                                                   66,586
                                                                                      -------------
                                                                                           341,028
                                                                                      -------------
              ENERGY - 5.74%
      3,700   Penn Virginia Corp. ..............................................           161,431
      2,800   Whiting Petroleum Corp.* .........................................           161,448
                                                                                      -------------
                                                                                           322,879
                                                                                      -------------
              FINANCIALS - 23.32%
      1,300   Acadia Realty Trust, REIT ........................................            33,293
      1,800   American Campus Communities, Inc., REIT ..........................            48,330
      4,100   Ares Capital Corp. ...............................................            59,983
      5,500   Asset Acceptance Capital Corp. ...................................            57,255
      4,200   Assured Guaranty, Ltd. ...........................................           111,468
      2,400   Asta Funding, Inc. ...............................................            63,456
      1,300   Cousins Properties, Inc., REIT ...................................            28,730
      2,100   Credit Acceptance Corp.* .........................................            43,407
      3,100   Delphi Financial Group, Inc., Class A ............................           109,368
      3,600   Financial Federal Corp. ..........................................            80,244
      1,200   First Midwest Bancorp, Inc./IL ...................................            36,720
      2,790   International Bancshares Corp. ...................................            58,423
      1,300   IPC Holdings, Ltd. ...............................................            37,531
      1,500   Maguire Properties, Inc., REIT ...................................            44,205
      1,300   MB Financial, Inc. ...............................................            40,079
      3,600   NewAlliance Bancshares, Inc. .....................................            41,472
        600   Pennsylvania Real Estate Investment Trust, REIT ..................            17,808
      2,000   Platinum Underwriters Holdings, Ltd. .............................            71,120
        900   PS Business Parks, Inc., REIT ....................................            47,295
      9,100   RAIT Investment Trust, REIT ......................................            78,442
      3,700   Realty Income Corp., REIT ........................................            99,974
      4,900   U-Store-It Trust, REIT ...........................................            44,884
      1,300   Westamerica Bancorporation .......................................            57,915
                                                                                      -------------
                                                                                         1,311,402
                                                                                      -------------
              HEALTH CARE - 7.07%
      3,000   Amsurg Corp.* ....................................................            81,180
      3,300   Centene Corp.* ...................................................            90,552
      2,700   Corvel Corp.* ....................................................            62,154
      1,500   Orthofix International N.V.* .....................................            86,955
      3,000   Universal American Corp.* ........................................            76,770
                                                                                      -------------
                                                                                           397,611
                                                                                      -------------
              INDUSTRIALS - 23.17%
      4,900   ACCO Brands Corp.* ...............................................            78,596
      2,900   Acuity Brands, Inc. ..............................................           130,500
      7,200   Airtran Holdings, Inc.* ..........................................            51,552
      1,500   Albany International Corp., Class A ..............................            55,650
      3,100   Belden, Inc. .....................................................           137,950
      4,100   Bowne & Co., Inc. ................................................            72,160
      5,300   Carlisle Cos., Inc. ..............................................           196,259
      4,100   Deswell Industries, Inc. .........................................            24,805
      1,800   ESCO Technologies, Inc.* .........................................            71,892
      2,700   Genesee & Wyoming, Inc., Class A* ................................            65,259
      3,800   Mueller Industries, Inc. .........................................           110,162
      2,500   Quixote Corp. ....................................................            47,475
      2,100   Simpson Manufacturing Co., Inc. ..................................            55,839
      1,800   Sterling Construction Co., Inc.* .................................            39,276
      2,100   United Stationers, Inc.* .........................................            97,041
      4,800   Vitran Corp., Inc.* ..............................................            68,304
                                                                                      -------------
                                                                                         1,302,720
                                                                                      -------------
              INFORMATION TECHNOLOGY - 4.40%
      2,000   Electronics for Imaging* .........................................            44,960
      2,100   MAXIMUS, Inc. ....................................................            81,081

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
74

================================================================================
 SMALL CAP VALUE FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                                            Value
Shares                                                                                    (Note 2)
------                                                                                    ---------
COMMON STOCKS (CONTINUED)
---------------------------------------------------------------------------------------------------
              INFORMATION TECHNOLOGY (CONTINUED)
      5,600   NAM TAI Electronics, Inc. ........................................      $     63,112
      3,700   Xyratex, Ltd.* ...................................................            58,460
                                                                                      -------------
                                                                                           247,613
                                                                                      -------------
              MATERIALS - 4.90%
      1,800   Aptargroup, Inc. .................................................            73,638
      1,600   Compass Minerals International, Inc. .............................            65,600
      1,400   Deltic Timber Corp. ..............................................            72,086
      4,650   Zep, Inc.* .......................................................            64,495
                                                                                      -------------
                                                                                           275,819
                                                                                      -------------
              TELECOMMUNICATION SERVICES - 0.78%
      1,300   Atlantic Tele-Network, Inc. ......................................            43,914
                                                                                      -------------
              UTILITIES - 5.20%
      2,000   Atmos Energy Corp. ...............................................            56,080
      1,100   New Jersey Resources Corp. .......................................            55,022
      4,200   PNM Resources, Inc. ..............................................            90,090
      2,000   Westar Energy, Inc. ..............................................            51,880
      1,200   WGL Holdings, Inc. ...............................................            39,312
                                                                                      -------------
                                                                                           292,384
                                                                                      -------------
              TOTAL COMMON STOCKS
              (Cost $6,027,395) ................................................         5,429,132

INVESTMENT COMPANY - 3.38%
---------------------------------------------------------------------------------------------------
    190,102   SSgA Prime Money Market Fund .....................................           190,102
                                                                                      -------------
              TOTAL INVESTMENT COMPANY
              (Cost $190,102) ..................................................           190,102

TOTAL INVESTMENTS - 99.92%
---------------------------------------------------------------------------------------------------
(Cost $6,217,497**) ............................................................         5,619,234

NET OTHER ASSETS AND LIABILITIES - 0.08%
---------------------------------------------------------------------------------------------------
                                                                                             4,426
TOTAL NET ASSETS - 100.00%
---------------------------------------------------------------------------------------------------
                                                                                      $  5,623,660

--------------------------------------------------------------------------------
   * Non-income producing.
  ** Aggregate cost for Federal tax purposes was $6,220,075.
REIT Real Estate Investment Trust.

     The industry classification method used for purposes of this report may differ from the industry sub-classification(s) used for Trust compliance purposes.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 SMALL CAP GROWTH FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                                            Value
Shares                                                                                    (Note 2)
------                                                                                    ---------
COMMON STOCKS - 92.30%
---------------------------------------------------------------------------------------------------
              CONSUMER DISCRETIONARY - 10.52%
        200   Abercrombie & Fitch Co. ..........................................      $     15,994
      1,200   Cabela's, Inc.* ..................................................            18,084
      1,350   California Pizza Kitchen, Inc.* ..................................            21,020
        800   CKX, Inc.* .......................................................             9,600
        400   Columbia Sportswear Co. ..........................................            17,636
        600   Ctrip.com International, Ltd., ADR ...............................            34,482
        600   Deckers Outdoor Corp.* ...........................................            93,036
        600   Dick's Sporting Goods, Inc.* .....................................            16,656
        500   Dolan Media Co.* .................................................            14,585
        500   Dollar Tree Stores, Inc.* ........................................            12,960
        300   DSW, Inc., Class A* ..............................................             5,628
        900   Focus Media Holding, Ltd., ADR* ..................................            51,129
        700   Fossil, Inc.* ....................................................            29,386
        800   Genesco, Inc.* ...................................................            30,240
        500   GSI Commerce, Inc.* ..............................................             9,750
        900   iRobot Corp.* ....................................................            16,272
        400   Men's Wearhouse, Inc. ............................................            10,792
      1,300   Outdoor Channel Holdings, Inc.* ..................................             8,970
      1,500   Pinnacle Entertainment, Inc.* ....................................            35,340
        100   priceline.com, Inc.* .............................................            11,486
        900   Scientific Games Corp., Class A* .................................            29,925
        400   Sotheby's ........................................................            15,240
        300   Urban Outfitters, Inc.* ..........................................             8,178
      1,200   Volcom, Inc.* ....................................................            26,436
      1,100   Warnaco Group, Inc./The* .........................................            38,280
        800   Winnebago Industries .............................................            16,816
      2,500   World Wrestling Entertainment, Inc., Class A .....................            36,900
                                                                                      -------------
                                                                                           634,821
                                                                                      -------------
              CONSUMER STAPLES - 0.82%
      1,300   John B. Sanfilippo & SON* ........................................            10,946
        700   Pantry, Inc./The* ................................................            18,291
        800   Reddy Ice Holdings, Inc. .........................................            20,248
                                                                                      -------------
                                                                                            49,485
                                                                                      -------------
              ENERGY - 5.68%
        300   Arch Coal, Inc. ..................................................            13,479
      1,100   Basic Energy Services, Inc.* .....................................            24,145
      1,700   Cabot Oil & Gas Corp. ............................................            68,629
        700   Carrizo Oil & Gas, Inc.* .........................................            38,325
        300   Dawson Geophysical Co.* ..........................................            21,438
        800   Hercules Offshore, Inc.* .........................................            19,024
        600   Lufkin Industries, Inc. ..........................................           34,374
        900   NATCO Group, Inc., Class A* ......................................            48,735
        100   Oceaneering International, Inc.* .................................             6,735
        400   Petroquest Energy, Inc.* .........................................             5,720
        400   Tetra Technologies, Inc.* ........................................             6,228
      1,000   W-H Energy Services, Inc.* .......................................            56,210
                                                                                     -------------
                                                                                          343,042
                                                                                     -------------
              FINANCIALS - 6.51%
        300   Alexandria Real Estate Equities, Inc., REIT ......................            30,501
      1,100   American Physicians Capital, Inc. ................................            45,606
        700   Boston Private Financial Holdings, Inc. ..........................            18,956
        900   CompuCredit Corp.* ...............................................             8,982
        300   eHealth, Inc.* ...................................................             9,633
        800   GFI Group, Inc.* .................................................            76,576
      1,000   Greenhill & Co., Inc. ............................................            66,480
        500   MF Global, Ltd.* .................................................            15,735
        700   Mid-America Apartment Communities, Inc., REIT ....................            29,925
        400   Signature Bank/New York, NY* .....................................            13,500
        700   SVB Financial Group* .............................................            35,280
        600   Tower Group, Inc. ................................................            20,040
        600   Waddell & Reed Financial, Inc., Class A ..........................            21,654
                                                                                     -------------
                                                                                          392,868
                                                                                     -------------
              HEALTH CARE - 16.60%
        200   Air Methods Corp.* ...............................................             9,934
        300   Alexion Pharmaceuticals, Inc.* ...................................            22,509
      1,200   Align Technology, Inc.* ..........................................            20,016
      2,300   Alkermes, Inc.* ..................................................            35,857
        600   Allscripts Healthcare Solutions, Inc.* ...........................            11,652
        900   AMN Healthcare Services, Inc.* ...................................            15,453
      1,200   Arthrocare Corp.* ................................................            57,660
      2,200   Bradley Pharmaceuticals, Inc.* ...................................            43,340
        700   Corvel Corp.* ....................................................            16,114
      2,500   Cutera, Inc.* ....................................................            39,250
      2,000   Cypress Bioscience, Inc.* ........................................            22,060
      1,000   HMS Holdings Corp.* ..............................................            33,210
      1,300   Hologic, Inc.* ...................................................            89,232
        400   Icon PLC, ADR* ...................................................            24,744
      1,300   InterMune, Inc.* .................................................            17,329
      1,600   inVentiv Health, Inc.* ...........................................            49,536

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
76

================================================================================
 SMALL CAP GROWTH FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                                            Value
Shares                                                                                    (Note 2)
------                                                                                    ---------
COMMON STOCKS (CONTINUED)
---------------------------------------------------------------------------------------------------
              HEALTH CARE (CONTINUED)
      1,300   Kendle International, Inc.* ......................................      $     63,596
        800   KV Pharmaceutical Co., Class A* ..................................            22,832
      1,400   Medcath Corp.* ...................................................            34,384
      1,100   Medicines Co./The* ...............................................            21,076
      1,000   Noven Pharmaceuticals, Inc.* .....................................            13,880
      1,600   Omnicell, Inc.* ..................................................            43,088
      1,100   Parexel International Corp.* .....................................            53,130
        300   Pediatrix Medical Group, Inc.* ...................................            20,445
      1,600   PharmaNet Development Group, Inc.* ...............................            62,736
        900   Psychiatric Solutions, Inc.* .....................................            29,250
        300   SonoSite, Inc.* ..................................................            10,101
      2,400   Sun Healthcare Group, Inc.* ......................................            41,208
        800   Sunrise Senior Living, Inc.* .....................................            24,544
      1,400   Trizetto Group* ..................................................            24,318
      1,000   Wright Medical Group, Inc.* ......................................            29,170
                                                                                      -------------
                                                                                         1,001,654
                                                                                      -------------
              INDUSTRIALS - 22.97%
      2,000   AAR Corp.* .......................................................            76,060
      1,000   Actuant Corp., Class A ...........................................            34,010
        800   Advisory Board Co./The* ..........................................            51,352
        300   Allegiant Travel Co.* ............................................             9,642
      1,200   American Commercial Lines, Inc.* .................................            19,488
      1,200   BE Aerospace, Inc.* ..............................................            63,480
        600   Bucyrus International, Inc., Class A .............................            59,634
        400   Chart Industries, Inc.* ..........................................            12,360
        100   Clean Harbors, Inc.* .............................................             5,170
        900   Comfort Systems USA, Inc. ........................................            11,502
        900   EnPro Industries, Inc.* ..........................................            27,585
      1,500   FTI Consulting, Inc.* ............................................            92,460
        800   G&K Services, Inc., Class A ......................................            30,016
        300   Genesee & Wyoming, Inc., Class A* ................................             7,251
        400   Geo Group, Inc./The* .............................................            11,200
        600   GrafTech International, Ltd.* ....................................            10,650
      1,400   Healthcare Services Group ........................................            29,652
      1,100   Heico Corp. ......................................................            59,928
        900   Herman Miller, Inc. ..............................................            29,151
      2,000   HUB Group, Inc., Class A* ........................................            53,160
      1,900   Hudson Highland Group, Inc.* .....................................            15,979
        400   Huron Consulting Group, Inc.* ....................................            32,252
        400   IHS, Inc., Class A* ..............................................            24,224
        200   II-VI, Inc.* .....................................................             6,110
      2,700   Innovative Solutions & Support, Inc.* ............................            26,163
      1,300   Interface, Inc., Class A .........................................            21,216
        500   Kaydon Corp. .....................................................            27,270
        700   Kenexa Corp.* ....................................................            13,594
        100   Kirby Corp.* .....................................................             4,648
      1,100   Ladish Co., Inc.* ................................................            47,509
        400   Landstar System, Inc. ............................................            16,860
      1,700   LMI Aerospace, Inc.* .............................................            45,067
        800   Middleby Corp.* ..................................................            61,296
        700   NCI Building Systems, Inc.* ......................................            20,153
      1,700   On Assignment, Inc.* .............................................            11,917
        200   Perini Corp.* ....................................................             8,284
        800   RBC Bearings, Inc.* ..............................................            34,768
        600   Simpson Manufacturing Co., Inc. ..................................            15,954
        400   Stericycle, Inc.* ................................................            23,760
        700   TeleTech Holdings, Inc.* .........................................            14,889
        300   TransDigm Group, Inc.* ...........................................            13,551
      1,100   Triumph Group, Inc. ..............................................            90,585
      1,000   UAP Holding Corp. ................................................            38,600
      1,300   Wabtec Corp. .....................................................            44,772
        900   Watsco, Inc. .....................................................            33,084
                                                                                      -------------
                                                                                         1,386,256
                                                                                      -------------
              INFORMATION TECHNOLOGY - 23.27%
        200   Anixter International, Inc.* .....................................            12,454
      2,500   Ansoft Corp.* ....................................................            64,625
      1,800   Ansys, Inc.* .....................................................            74,628
      2,600   Arris Group, Inc.* ...............................................            25,948
        900   Aspen Technology, Inc.* ..........................................            14,598
        200   Black Box Corp. ..................................................             7,234
        800   Blackboard, Inc.* ................................................            32,200
        500   Cabot Microelectonics Corp.* .....................................            17,955
        400   CACI International, Inc., Class A* ...............................            17,908
        900   Cognex Corp. .....................................................            18,135
      1,100   Comtech Telecommunications Corp.* ................................            59,411
        900   Cymer, Inc.* .....................................................            35,037
      1,500   Diodes, Inc.* ....................................................            45,105
      1,400   DivX, Inc.* ......................................................            19,600
        900   EMS Technologies, Inc.* ..........................................            27,216
        800   Emulex Corp.* ....................................................            13,056
        900   ExlService Holdings, Inc.* .......................................            20,772
        400   FARO Technologies, Inc.* .........................................            10,872
      2,600   Flir Systems, Inc.* ..............................................            81,380
      1,100   Forrester Research, Inc.* ........................................            30,822

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 SMALL CAP GROWTH FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                                            Value
Shares                                                                                    (Note 2)
------                                                                                    ---------
COMMON STOCKS (CONTINUED)
---------------------------------------------------------------------------------------------------
              INFORMATION TECHNOLOGY (CONTINUED)
      3,100   i2 Technologies, Inc.* ...........................................      $     39,060
      1,600   Infospace, Inc. ..................................................            30,080
        200   Itron, Inc.* .....................................................            19,194
      2,300   Kulicke & Soffa Industries, Inc.* ................................            15,778
      2,400   Manhattan Associates, Inc.* ......................................            63,264
        700   Micros Systems, Inc.* ............................................            49,112
      1,700   Microsemi Corp.* .................................................            37,638
      2,300   Nice Systems, Ltd., ADR* .........................................            78,936
        400   Omnivision Technologies, Inc.* ...................................             6,260
        800   Perficient, Inc.* ................................................            12,592
        300   Power Integrations, Inc.* ........................................            10,329
        400   Quality Systems, Inc. ............................................            12,196
      1,300   Rackable Systems, Inc.* ..........................................            13,000
      1,400   Red Hat, Inc.* ...................................................            29,176
        600   Rofin-Sinar Technologies, Inc.* ..................................            28,866
        400   Satyam Computer Services, Ltd., ADR ..............................            10,688
        300   SAVVIS, Inc.* ....................................................             8,373
        300   Scansource, Inc.* ................................................             9,705
        600   SiRF Technology Holdings, Inc.* ..................................            15,078
      1,200   Standard Microsystems Corp.*......................................            46,884
      1,400   SYKES Enterprises, Inc.* .........................................            25,200
        600   Technitrol, Inc. .................................................            17,148
        300   The9, Ltd., ADR* .................................................             6,396
        700   THQ, Inc.* .......................................................            19,733
        900   Travelzoo, Inc.* .................................................            12,312
        900   Valueclick, Inc.* ................................................            19,710
        500   Varian Semiconductor Equipment Associates, Inc.* .................            18,500
        300   VeriFone Holdings, Inc.* .........................................             6,975
      1,200   Verint Systems, Inc.* ............................................            23,460
        400   VistaPrint, Ltd.* ................................................            17,140
        700   Wright Express Corp.* ............................................            24,843
      2,100   Zoran Corp.* .....................................................            47,271
                                                                                      -------------
                                                                                         1,403,853
                                                                                      -------------
              MATERIALS - 4.22%
        400   Airgas, Inc. .....................................................            20,844
        700   Century Aluminum Co.* ............................................            37,758
        100   Greif, Inc., Class A .............................................             6,537
        200   Haynes International, Inc.* ......................................            13,900
        900   Owens-Illinois, Inc.* ............................................            44,550
      1,600   Silgan Holdings, Inc. ............................................            83,104
      1,000   Terra Industries, Inc.* ..........................................            47,760
                                                                                      -------------
                                                                                           254,453
                                                                                      -------------

              TELECOMMUNICATION SERVICES - 1.20%
        900   Centennial Communications Corp.* .................................             8,361
      1,800   NTELOS Holdings Corp. ............................................            53,442
      1,100   PAETEC Holding Corp.* ............................................            10,725
                                                                                      -------------
                                                                                            72,528
                                                                                      -------------
              UTILITIES - 0.51%
        300   Energen Corp. ....................................................            19,269
        200   ITC Holdings Corp. ...............................................            11,284
                                                                                      -------------
                                                                                            30,553
                                                                                      -------------

              TOTAL COMMON STOCKS
              (Cost $5,565,202) ................................................         5,569,513

Par Value
---------
CERTIFICATE OF DEPOSIT - 3.00%
---------------------------------------------------------------------------------------------------
   $180,834   State Street Eurodollar
              2.450%, due 01/02/08 .............................................           180,834
                                                                                      -------------
              TOTAL CERTIFICATE OF DEPOSIT
              (Cost $180,834) ..................................................           180,834

Shares
------
INVESTMENT COMPANY - 4.49%
---------------------------------------------------------------------------------------------------
    270,675   SSgA Prime Money Market Fund                                                 270,675
                                                                                      -------------
              TOTAL INVESTMENT COMPANY
              (Cost $270,675) ..................................................           270,675

TOTAL INVESTMENTS - 99.79%
---------------------------------------------------------------------------------------------------
(Cost $6,016,711**)                                                                      6,021,022

NET OTHER ASSETS AND LIABILITIES - 0.21%
---------------------------------------------------------------------------------------------------
                                                                                            12,874
TOTAL NET ASSETS - 100.00%
---------------------------------------------------------------------------------------------------
                                                                                      $  6,033,896


--------------------------------------------------------------------------------
   *  Non-income producing.
  **  Aggregate cost for Federal tax purposes was $6,021,824.
 ADR  American Depositary Receipt.
 PLC  Public Limited Company.
REIT  Real Estate Investment Trust.

      The industry classification method used for purposes of this report may differ from the industry sub-classification(s) used for Trust compliance purposes.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
78

================================================================================
 GLOBAL SECURITIES FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                                            Value
Shares                                                                                    (Note 2)
------                                                                                    ---------
COMMON STOCKS - 98.13%
---------------------------------------------------------------------------------------------------
              AUSTRALIA - 6.32%
    105,296   Amcor, Ltd. ......................................................      $    637,027
    101,773   Foster's Group, Ltd. .............................................           584,049
     30,470   National Australia Bank, Ltd. ....................................         1,005,197
    320,337   Telstra Corp., Ltd. (O)...........................................         1,314,580
                                                                                      -------------
                                                                                         3,540,853
                                                                                      -------------
              BELGIUM - 1.54%
     33,141   Fortis ...........................................................           864,788
     13,256   Fortis VVPR Strips* ..............................................               194
                                                                                      -------------
                                                                                           864,982
                                                                                      -------------
              FINLAND - 0.64%
     17,786   UPM-Kymmene OYJ ..................................................           356,353
                                                                                      -------------
              FRANCE - 7.33%
      8,686   Carrefour S.A. ...................................................           673,407
     19,507   France Telecom S.A. ..............................................           700,045
      4,177   Renault S.A. .....................................................           586,089
      4,744   Societe Generale .................................................           677,988
     17,733   Total S.A. .......................................................         1,471,655
                                                                                      -------------
                                                                                         4,109,184
                                                                                      -------------
              GERMANY - 2.64%
     27,061   Deutsche Telekom AG ..............................................           591,861
      6,324   RWE AG ...........................................................           886,178
                                                                                      -------------
                                                                                         1,478,039
                                                                                      -------------
              HONG KONG - 1.09%
    106,500   HongKong Electric Holdings .......................................           612,408
                                                                                      -------------
              ITALY - 3.01%
    114,754   Intesa Sanpaolo SpA ..............................................           900,013
     94,445   UniCredito Italiano SpA ..........................................           786,014
                                                                                      -------------
                                                                                         1,686,027
                                                                                      -------------
              JAPAN - 8.82%
     14,200   Astellas Pharma, Inc. ............................................           619,505
     14,900   Canon, Inc. (O) ..................................................           680,786
     19,600   Millea Holdings, Inc. ............................................           662,455
        133   Nippon Telegraph & Telephone Corp. ...............................           658,211
     16,000   Nitto Denko Corp. ................................................           844,755
     12,100   Seven & I Holdings Co., Ltd. .....................................           351,874
      9,600   Takeda Pharmaceutical Co., Ltd. ..................................           561,190
        114   West Japan Railway Co. ...........................................           562,039
                                                                                      -------------
                                                                                         4,940,815
                                                                                      -------------
              NETHERLANDS - 3.16%
     28,889   ING Groep N.V. ...................................................         1,127,612
     32,513   Reed Elsevier N.V. ...............................................           645,002
                                                                                      -------------
                                                                                         1,772,614
                                                                                      -------------
              NEW ZEALAND - 0.58%
     96,409   Telecom Corp. of
              New Zealand, Ltd. (O) ............................................           321,727
                                                                                      -------------
              SINGAPORE - 1.10%
    107,000   Oversea-Chinese Banking Corp.                                                617,448
                                                                                      -------------
              SPAIN - 5.16%
     36,808   Banco Santander S.A. .............................................           795,208
     33,587   Iberdrola S.A. (O) ...............................................           508,443
     49,126   Telefonica S.A. ..................................................         1,587,615
                                                                                      -------------
                                                                                         2,891,266
                                                                                      -------------
              SWITZERLAND - 2.53%
     25,964   Novartis AG ......................................................         1,414,473
                                                                                      -------------
              TAIWAN - 1.07%
     28,500   Chunghwa Telecom Co., Ltd., ADR ..................................           601,635
                                                                                      -------------
              UNITED KINGDOM - 16.28%
     36,044   Aviva PLC ........................................................           478,743
     93,836   BP PLC ...........................................................         1,147,575
     76,074   GKN PLC ..........................................................           423,750
     83,538   GlaxoSmithKline PLC ..............................................         2,119,930
     77,634   HBOS PLC .........................................................         1,125,747
    109,038   Lloyds TSB Group PLC .............................................         1,016,709
     32,685   Royal Dutch Shell PLC, A Shares ..................................         1,373,877
     38,334   Unilever PLC .....................................................         1,437,597
                                                                                      -------------
                                                                                         9,123,928
                                                                                      -------------
              UNITED STATES - 36.86%
     10,700   3M Co. ...........................................................           902,224
     42,700   Alcoa, Inc. ......................................................         1,560,685
     38,000   Bank of America Corp. ............................................         1,567,880
     14,200   CBS Corp., Class B (O) ...........................................           386,950
     19,900   Chevron Corp. (O) ................................................         1,857,267
     28,500   Citigroup, Inc. ..................................................           839,040
     39,100   ConAgra Foods, Inc. ..............................................           930,189
     53,300   General Electric Co. (Q) .........................................         1,975,831
     24,900   Genuine Parts Co. (O) ............................................         1,152,870
     23,200   HJ Heinz Co. (O) .................................................         1,082,976
     14,900   Merck & Co., Inc. ................................................           865,839
     50,400   Microsoft Corp. ..................................................         1,794,240

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 GLOBAL SECURITIES FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                                            Value
Shares                                                                                    (Note 2)
------                                                                                    ---------
COMMON STOCKS (CONTINUED)
---------------------------------------------------------------------------------------------------
              UNITED STATES (CONTINUED)
     28,400   Oracle Corp.* ....................................................      $    641,272
     56,800   Pfizer, Inc. .....................................................         1,291,064
     33,000   Verizon Communications, Inc. (O) .................................         1,441,770
     22,900   Wachovia Corp. (O) ...............................................           870,887
     33,700   Wyeth ............................................................         1,489,203
                                                                                      -------------
                                                                                        20,650,187
                                                                                      -------------
              TOTAL COMMON STOCKS
              (Cost $56,103,112) ...............................................        54,981,939

INVESTMENT COMPANY - 1.32%
---------------------------------------------------------------------------------------------------
              UNITED STATES - 1.32%
    741,099   SSgA Prime Money Market Fund (Q) .................................           741,099
                                                                                      -------------

              TOTAL INVESTMENT COMPANY
              (Cost $741,099) ..................................................           741,099

COLLATERAL FOR SECURITIES ON LOAN - 15.51%
---------------------------------------------------------------------------------------------------
              UNITED STATES - 15.51%
  8,691,657   State Street Navigator Securities Lending Prime Portfolio (I) ....         8,691,657

              TOTAL COLLATERAL FOR SECURITIES ON LOAN
              (Cost $8,691,657) ................................................         8,691,657

TOTAL INVESTMENTS - 114.96%
---------------------------------------------------------------------------------------------------
(Cost $65,535,868**) ...........................................................        64,414,695

NET OTHER ASSETS AND LIABILITIES - (14.96)%
---------------------------------------------------------------------------------------------------
                                                                                        (8,380,626)

TOTAL NET ASSETS - 100.00%
---------------------------------------------------------------------------------------------------
                                                                                      $ 56,034,069


--------------------------------------------------------------------------------
  *  Non-income producing.
 **  Aggregate cost for Federal tax purposes was $65,616,000.
(I) Represents investments of cash collateral received in connection with securities lending.
(O)  All (or portion of security) on loan.
(Q) Security pledged as collateral for forward currency contracts outstanding as of December 31, 2007.
ADR  American Depositary Receipt.
PLC  Public Limited Company.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
80

================================================================================
 GLOBAL SECURITIES FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACTS:

                                                                                   APPRECIATION/
CURRENCY      SETTLEMENT DATE     LOCAL AMOUNT     FACE AMOUNT        VALUE       (DEPRECIATION)
--------      ---------------     ------------     -----------        -----       --------------
GBP(SELL)        01/31/08           1,037,500       $2,128,483      $2,057,205        $71,278

GBP     Great British Pound

OTHER INFORMATION:
Industry Concentration

                                                                                   % of Net Assets
                                                                                   ---------------
Pharmaceuticals                                                                         14.9%
Commercial Banks                                                                        13.9%
Diversified Telecommunication Services                                                  12.9%
Oil, Gas & Consumable Fuels                                                             10.4%
Diversified Financial Services                                                           7.9%
Food Products                                                                            6.2%
Industrial Conglomerates                                                                 5.1%
Software                                                                                 4.4%
Metals & Mining                                                                          2.8%
Distributors                                                                             2.1%
Insurance                                                                                2.0%
Electric Utilities                                                                       2.0%
Net Other Assets & Liabilities                                                           1.9%
Media                                                                                    1.8%
Food & Staples Retailing                                                                 1.8%
Multi-Utilities                                                                          1.6%
Chemicals                                                                                1.5%
Office Electronics                                                                       1.2%
Containers & Packaging                                                                   1.1%
Automobiles                                                                              1.1%
Beverages                                                                                1.0%
Road & Rail                                                                              1.0%
Auto Components                                                                          0.8%
Paper & Forest Products                                                                  0.6%
                                                                                   ----------
                                                                                       100.0%
                                                                                   ==========

The industry classification method used for purposes of this report may differ from the industry sub-classification(s) used for Trust compliance purposes.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 INTERNATIONAL STOCK FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                                            Value
Shares                                                                                    (Note 2)
------                                                                                    ---------
COMMON STOCKS - 94.73%
---------------------------------------------------------------------------------------------------
              ARGENTINA - 0.35%
     13,000   Tenaris S.A., ADR ................................................      $    581,490
                                                                                      -------------
              AUSTRALIA - 0.22%
     21,652   ABC Learning Centres, Ltd. (O) ...................................            98,068
     26,554   Fairfax Media, Ltd. (O) ..........................................           108,784
     13,145   James Hardie Industries N.V. (O) .................................            74,049
     29,766   Macquarie Infrastructure Group (O) ...............................            78,870
                                                                                      -------------
                                                                                           359,771
                                                                                      -------------
              BAHRAIN - 0.07%
        220   Investcorp Bank BSC, GDR .........................................             6,156
      4,273   Investcorp Bank BSC, GDR (C) .....................................           101,103
                                                                                      -------------
                                                                                           107,259
                                                                                      -------------
              BELGIUM - 1.09%
     20,728   InBev N.V. .......................................................         1,710,020
      2,544   Telenet Group Holding N.V.* ......................................            73,950
                                                                                      -------------
                                                                                         1,783,970
                                                                                      -------------
              BRAZIL - 0.92%
      8,600   Banco do Brasil S.A. .............................................           144,979
        870   Brasil Telecom Participacoes S.A., ADR ...........................            64,885
      8,200   Empresa Brasileira de Aeronautica S.A., ADR ......................           373,838
     51,300   JHSF Participacoes S.A.* .........................................           161,704
     15,649   Redecard S.A. ....................................................           250,550
     11,858   Souza Cruz S.A. ..................................................           317,893
      8,280   Tam S.A., ADR ....................................................           199,713
                                                                                      -------------
                                                                                         1,513,562
                                                                                      -------------
              CANADA - 0.36%
     11,700   TELUS Corp. ......................................................           586,097
                                                                                      -------------
              EGYPT - 0.90%
      4,147   Eastern Tobacco ..................................................           336,875
      4,872   Egyptian Co. for Mobile Services .................................           180,337
      6,010   Orascom Construction Industries ..................................           624,297
     20,120   Orascom Telecom Holding S.A.E. ...................................           334,774
                                                                                      -------------
                                                                                         1,476,283
                                                                                      -------------
              FINLAND - 2.17%
      2,280   Konecranes OYJ ...................................................            77,519
     87,800   Nokia OYJ ........................................................         3,380,690
      4,253   Sampo OYJ, A Shares ..............................................           111,231
                                                                                      -------------
                                                                                         3,569,440
                                                                                      -------------
              FRANCE - 10.59%
     27,180   AXA S.A. .........................................................         1,082,208
     14,850   BNP Paribas ......................................................         1,596,300
      1,483   Carbone Lorraine .................................................           102,188
     53,200   Gaz de France S.A. (O) ...........................................         3,097,840
     23,300   Groupe Danone ....................................................         2,081,674
      1,307   Neopost S.A. .....................................................           134,208
     39,512   Sanofi-Aventis (O) ...............................................         3,611,415
     51,787   Total S.A. (O) ...................................................         4,297,783
     30,200   Vivendi ..........................................................         1,376,134
                                                                                      -------------
                                                                                        17,379,750
                                                                                      -------------
              GERMANY - 11.80%
      1,789   Aareal Bank AG ...................................................            82,040
     27,500   Adidas AG ........................................................         2,047,560
      8,400   Allianz SE .......................................................         1,796,682
      4,153   Compugroup Holding AG* ...........................................            76,667
     13,750   Continental AG ...................................................         1,783,076
      1,980   CTS Eventim AG ...................................................            76,102
     41,000   Daimler AG .......................................................         3,971,355
     79,600   Deutsche Post AG .................................................         2,720,578
     12,900   E.ON AG ..........................................................         2,739,003
      1,130   Pfeiffer Vacuum Technology AG ....................................            90,522
      1,650   SGL Carbon AG* ...................................................            88,712
     24,219   Siemens AG .......................................................         3,802,124
      3,455   Symrise AG* ......................................................            96,361
                                                                                      -------------
                                                                                        19,370,782
                                                                                      -------------
              GREECE - 1.80%
     20,570   National Bank of Greece S.A. .....................................         1,417,010
     34,113   OPAP S.A. ........................................................         1,361,959
      4,617   Piraeus Bank S.A. ................................................           179,848
                                                                                      -------------
                                                                                         2,958,817
                                                                                      -------------
              HONG KONG - 0.13%
     14,265   Esprit Holdings, Ltd. ............................................           211,278
                                                                                      -------------
              HUNGARY - 0.11%
        729   Richter Gedeon Nyrt. .............................................           173,849
                                                                                      -------------
              INDIA - 1.66%
      3,379   Grasim Industries, Ltd. ..........................................           310,133
     12,755   Hero Honda Motors, Ltd. ..........................................           225,190
     43,628   Hindustan Unilever, Ltd. .........................................           234,706
     19,167   Oil & Natural Gas Corp., Ltd. ....................................           598,295
     20,900   Punjab National Bank, Ltd. .......................................           352,330
     41,114   Satyam Computer Services, Ltd. ...................................           468,185

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
82
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 INTERNATIONAL STOCK FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                                            Value
Shares                                                                                    (Note 2)
------                                                                                    ---------
COMMON STOCKS (CONTINUED)
---------------------------------------------------------------------------------------------------
              INDIA (CONTINUED)
      8,910   State Bank of India, Ltd. ........................................      $    533,330
                                                                                      -------------
                                                                                         2,722,169
                                                                                      -------------
              INDONESIA - 0.69%
    472,700   Bank Mandiri Persero Tbk PT ......................................           174,247
    165,500   PT Astra International Tbk .......................................           476,451
      5,690   Telekomunikasi Indonesia Tbk PT, ADR .............................           239,037
    210,000   United Tractors Tbk PT ...........................................           241,591
                                                                                      -------------
                                                                                         1,131,326
                                                                                      -------------
              IRELAND - 0.89%
      9,185   Anglo Irish Bank Corp. PLC .......................................           145,690
     34,191   CRH PLC ..........................................................         1,187,134
      4,793   DCC PLC ..........................................................           134,692
                                                                                      -------------
                                                                                         1,467,516
                                                                                      -------------
              ISLE OF MAN - 0.06%
     17,829   Hansard Global PLC ...............................................           101,609
                                                                                      -------------
              ISRAEL - 0.56%
    116,528   Bank Hapoalim BM .................................................           580,197
     26,760   Israel Chemicals, Ltd. ...........................................           340,344
                                                                                      -------------
                                                                                           920,541
                                                                                      -------------
              ITALY - 2.73%
     16,435   Aicon SpA (O)* ...................................................            49,530
     61,600   ENI SpA ..........................................................         2,244,496
    262,335   UniCredito Italiano SpA ..........................................         2,183,270
                                                                                      -------------
                                                                                         4,477,296
                                                                                      -------------
              JAPAN - 12.27%
      2,270   ABC-Mart, Inc. (O) ...............................................            49,654
      7,230   Amano Corp. (O) ..................................................            86,170
      4,410   Asahi Pretec Corp. (O) ...........................................           118,752
     21,200   Canon, Inc. (O) ..................................................           968,635
         35   Creed Corp. (O) ..................................................            70,626
     47,410   Daito Trust Construction Co., Ltd. ...............................         2,630,533
      3,080   Don Quijote Co., Ltd. (O) ........................................            60,303
        195   East Japan Railway Co. ...........................................         1,601,271
      3,490   Eizo Nanao Corp. .................................................            90,142
      2,860   Hisamitsu Pharmaceutical Co., Inc. ...............................            87,126
     37,400   HOYA Corp. .......................................................         1,193,625
      7,230   Ichiyoshi Securities Co., Ltd. (O) ...............................            65,239
      1,700   Jafco Co., Ltd. ..................................................            55,686
        368   Japan Tobacco, Inc. ..............................................         2,182,023
     54,210   JSR Corp. ........................................................         1,402,331
        101   KK DaVinci Advisors (O)* .........................................            88,845
      3,500   Konami Corp. (O) .................................................           114,268
         80   Mars Engineering Corp. ...........................................               918
      5,030   MISUMI Group, Inc. (O) ...........................................            87,920
     22,000   Nidec Corp. ......................................................         1,633,219
      7,330   OSG Corp. (O) ....................................................            80,183
        264   Sony Financial Holdings, Inc. ....................................         1,003,387
        193   Sumitomo Mitsui Financial Group, Inc. (O) ........................         1,436,137
    279,000   Sumitomo Trust & Banking Co., Ltd./The ...........................         1,857,599
      8,620   Suruga Bank, Ltd. ................................................            93,532
      2,170   Sysmex Corp. (O) .................................................            92,052
     17,500   Takeda Pharmaceutical Co., Ltd. ..................................         1,023,003
     34,080   THK Co., Ltd. ....................................................           688,679
    237,000   Tokyo Gas Co., Ltd. ..............................................         1,106,522
      2,900   Union Tool Co. ...................................................            95,921
      1,110   USS Co., Ltd. ....................................................            68,867
                                                                                      -------------
                                                                                        20,133,168
                                                                                      -------------
              KAZAKHSTAN - 0.12%
     15,800   Eurasia Natural Resources Corp.* .................................           201,290
                                                                                      -------------
              MALAYSIA - 0.22%
     19,200   British American Tobacco Malaysia Bhd ............................           239,145
    130,300   PLUS Expressways Bhd .............................................           128,486
                                                                                      -------------
                                                                                           367,631
                                                                                      -------------
              MEXICO - 0.97%
     12,436   Cemex SAB de C.V., ADR* ..........................................           321,471
      9,490   Desarrolladora Homex SAB de C.V., ADR* ...........................           469,280
      5,590   Fomento Economico Mexicano SAB de C.V., ADR ......................           213,370
     15,000   Grupo Televisa S.A., ADR .........................................           356,550
     53,650   Kimberly-Clark de Mexico SAB de C.V., Class A ....................           234,276
                                                                                      -------------
                                                                                         1,594,947
                                                                                      -------------
              NETHERLANDS - 2.42%
      2,365   Advanced Metallurgical Group N.V. (O)* ...........................           176,045
      3,067   Boskalis Westminster .............................................           186,316
      1,997   Fugro N.V. .......................................................           153,072
     28,850   Heineken N.V. ....................................................         1,858,079
      4,935   Ordina N.V. ......................................................            87,382
      2,813   SBM Offshore N.V. ................................................            88,235
     32,278   TNT N.V. .........................................................         1,343,171
      2,882   USG People N.V. ..................................................            77,255
                                                                                      -------------
                                                                                         3,969,555
                                                                                      -------------

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

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 INTERNATIONAL STOCK FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                                            Value
Shares                                                                                    (Note 2)
------                                                                                    ---------
COMMON STOCKS (CONTINUED)
---------------------------------------------------------------------------------------------------
              NEW ZEALAND - 0.69%
    338,078   Telecom Corp. of New Zealand, Ltd. (O) ...........................      $  1,128,203
                                                                                      -------------
              NORWAY - 0.17%
      3,670   Acergy S.A. (O) ..................................................            80,853
      5,290   ODIM ASA* ........................................................            80,806
      8,820   Songa Offshore ASA (O)* ..........................................           118,766
                                                                                      -------------
                                                                                           280,425
                                                                                      -------------
              PHILIPPINES - 0.41%
      8,940   Philippine Long Distance Telephone Co., ADR ......................           676,937
                                                                                      -------------
              PORTUGAL - 0.05%
     14,095   Banif SGPS S.A. ..................................................            82,720
                                                                                      -------------
              RUSSIA - 1.10%
      6,900   Eurasia Drilling Co., Ltd., GDR (C)* .............................           188,025
      2,560   Evraz Group S.A., GDR ............................................           198,400
      4,990   Mobile Telesystems OJSC, ADR .....................................           507,932
      8,230   Oriflame Cosmetics S.A., SDR .....................................           525,123
     88,048   TNK-BP Holding* ..................................................           195,704
        616   Vsmpo-Avisma Corp. ...............................................           186,032
                                                                                      -------------
                                                                                         1,801,216
                                                                                      -------------
              SINGAPORE - 2.54%
     81,000   DBS Group Holdings, Ltd. .........................................         1,147,905
  1,102,000   Singapore Telecommunications, Ltd. ...............................         3,024,112
                                                                                      -------------
                                                                                         4,172,017
                                                                                      -------------
              SOUTH AFRICA - 1.98%
     45,069   Aquarius Platinum, Ltd. ..........................................           516,142
     28,683   Imperial Holdings, Ltd. ..........................................           437,706
     12,472   Kumba Iron Ore, Ltd. .............................................           519,685
     20,800   Massmart Holdings, Ltd. ..........................................           218,307
     12,957   Naspers, Ltd. ....................................................           304,996
     11,000   Nedbank Group, Ltd. ..............................................           218,753
     32,010   Pretoria Portland Cement Co., Ltd. ...............................           204,442
     45,417   Sanlam, Ltd. .....................................................           151,843
    107,722   Steinhoff International Holdings, Ltd. ...........................           305,448
     95,604   Truworths International, Ltd. ....................................           377,583
                                                                                      -------------
                                                                                         3,254,905
                                                                                      -------------
              SOUTH KOREA - 2.09%
        200   Amorepacific Corp.* ..............................................           150,677
      1,134   GS Engineering & Construction Corp.* .............................           185,941
      1,687   Hite Brewery Co., Ltd.* ..........................................           256,047
     12,584   Kookmin Bank* ....................................................           924,935
      2,300   Samsung Electronics Co., Ltd., GDR (C) ...........................           668,380
     12,073   Shinhan Financial Group Co., Ltd.* ...............................           692,714
        416   SK Telecom Co., Ltd. .............................................           110,163
      1,900   SK Telecom Co., Ltd., ADR ........................................            56,696
     11,970   Woongjin Coway Co., Ltd.* ........................................           385,640
                                                                                      -------------
                                                                                         3,431,193
                                                                                      -------------
              SPAIN - 1.71%
    120,100   Banco Santander S.A. .............................................         2,594,667
      2,970   Codere S.A.* .....................................................            79,421
      4,819   Indra Sistemas S.A. (O) ..........................................           129,475
                                                                                      -------------
                                                                                         2,803,563
                                                                                      -------------
              SWEDEN - 0.73%
     10,286   Duni AB* .........................................................            78,778
      8,580   Elekta AB, B Shares ..............................................           141,855
      3,990   Getinge AB, B Shares .............................................           106,558
      8,060   KappAhl Holding AB* ..............................................           104,808
    328,400   Telefonaktiebolaget LM Ericsson, B Shares ........................           767,784
                                                                                      -------------
                                                                                         1,199,783
                                                                                      -------------
              SWITZERLAND - 7.03%
         23   Bank Sarasin & Cie AG, Series B ..................................           108,416
        180   Banque Cantonale Vaudoise ........................................            79,368
        439   Burckhardt Compression Holding AG ................................           141,869
     31,530   Credit Suisse Group ..............................................         1,895,817
      1,457   Gottex Fund Management Holdings, Ltd.* ...........................            89,313
      8,515   Nestle S.A. ......................................................         3,901,689
     73,497   Novartis AG ......................................................         4,003,987
      1,830   Swissquote Group Holding S.A. ....................................           102,222
      4,110   Zurich Financial Services AG .....................................         1,209,513
                                                                                      -------------
                                                                                        11,532,194
                                                                                      -------------
              TAIWAN - 1.06%
    162,000   Advanced Semiconductor Engineering, Inc. .........................           160,932
     52,096   Advantech Co., Ltd. ..............................................           118,144
    426,672   Chinatrust Financial Holding Co., Ltd.* ..........................           301,745
    286,000   Fubon Financial Holding Co., Ltd. ................................           252,233
     62,027   HON HAI Precision Industry Co., Ltd. .............................           383,151

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
84

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 INTERNATIONAL STOCK FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                                            Value
Shares                                                                                    (Note 2)
------                                                                                    ---------
COMMON STOCKS (CONTINUED)
---------------------------------------------------------------------------------------------------
              TAIWAN (CONTINUED)
     43,159   Novatek Microelectronics Corp., Ltd. .............................      $    163,894
    192,762   Taiwan Semiconductor Manufacturing Co., Ltd. .....................           366,609
                                                                                      -------------
                                                                                         1,746,708
                                                                                      -------------
              TURKEY - 0.63%
     14,900   Ford Otomotiv Sanayi AS ..........................................           153,440
     53,285   Turkcell Iletisim Hizmet AS ......................................           583,760
      1,251   Turkcell Iletisim Hizmet AS, ADR .................................            34,490
     40,920   Turkiye Is Bankasi ...............................................           255,504
                                                                                      -------------
                                                                                         1,027,194
                                                                                      -------------
              UNITED KINGDOM - 21.44%
     18,165   Ashmore Group PLC ................................................            96,395
    286,373   BAE Systems PLC ..................................................         2,804,636
    247,475   BP PLC ...........................................................         3,026,516
     57,900   British American Tobacco PLC .....................................         2,279,927
          1   Bunzl PLC ........................................................                14
      5,262   Charter PLC* .....................................................            82,540
      3,443   Chemring Group PLC ...............................................           140,164
    113,200   Diageo PLC .......................................................         2,423,098
     26,223   Enodis PLC .......................................................            82,851
      7,406   Enterprise Inns PLC ..............................................            71,342
     21,232   Filtrona PLC .....................................................            84,985
    121,000   GlaxoSmithKline PLC ..............................................         3,070,596
     27,588   Hampson Industries PLC ...........................................            85,302
     63,900   HSBC Holdings PLC ................................................         1,071,894
     42,556   Imperial Tobacco Group PLC .......................................         2,316,933
      6,299   Intertek Group PLC ...............................................           123,498
    156,400   Lloyds TSB Group PLC .............................................         1,458,330
     10,678   Man Group PLC ....................................................           122,824
     81,012   National Grid PLC ................................................         1,339,388
      5,917   Northgate PLC ....................................................            89,959
    514,088   Old Mutual PLC ...................................................         1,704,501
    131,100   Prudential PLC ...................................................         1,842,791
     32,800   Reckitt Benckiser PLC ............................................         1,894,820
     38,309   Regus Group PLC ..................................................            62,524
     23,050   Sepura, Ltd.* ....................................................            81,213
    215,600   Tesco PLC ........................................................         2,035,845
     58,100   Unilever PLC .....................................................         2,178,859
     15,284   Victrex PLC ......................................................           217,319
  1,153,162   Vodafone Group PLC ...............................................         4,297,850
     11,238   William Hill PLC .................................................           116,552
                                                                                      -------------
                                                                                        35,203,466
                                                                                      -------------
              TOTAL COMMON STOCKS
              (Cost $126,130,826) ..............................................       155,499,920

COMMON STOCK UNIT - 0.05%
---------------------------------------------------------------------------------------------------
              IRELAND - 0.05%
      9,897   Grafton Group PLC* ...............................................            78,072
                                                                                      -------------
              TOTAL COMMON STOCK UNIT
              (Cost $92,484) ...................................................            78,072

PREFERRED STOCKS - 0.98%
---------------------------------------------------------------------------------------------------
              BRAZIL - 0.91%
  5,622,700   AES Tiete S.A. ...................................................           209,467
     10,820   Cia Energetica de Minas Gerais ...................................           199,422
     16,036   Cia Vale do Rio Doce .............................................           449,508
     10,140   Iochpe Maxion S.A. ...............................................           211,828
     62,670   Klabin S.A. ......................................................           230,682
     11,900   Suzano Papel e Celulose S.A. .....................................           192,753
                                                                                      -------------
                                                                                         1,493,660
                                                                                      -------------
              GERMANY - 0.07%
      1,295   Fuchs Petrolub AG ................................................           114,565
                                                                                      -------------
              TOTAL PREFERRED STOCKS
              (Cost $865,949) ..................................................         1,608,225

INVESTMENT COMPANY - 3.82%
---------------------------------------------------------------------------------------------------
              UNITED STATES - 3.82%
  6,266,781   SSgA Prime Money Market Fund .....................................         6,266,781
                                                                                      -------------
              TOTAL INVESTMENT COMPANY
              (Cost $6,266,781) ................................................         6,266,781

COLLATERAL FOR SECURITIES ON LOAN - 5.70%
---------------------------------------------------------------------------------------------------
              UNITED STATES - 5.70%
  9,363,231   State Street Navigator Securities Lending Prime Portfolio (I) ....         9,363,231
                                                                                      -------------
              TOTAL COLLATERAL FOR SECURITIES ON LOAN
              (Cost $9,363,231) ................................................         9,363,231

TOTAL INVESTMENTS - 105.28%
---------------------------------------------------------------------------------------------------
(Cost $142,719,271**) ..........................................................       172,816,229

NET OTHER ASSETS AND LIABILITIES - (5.28)%
---------------------------------------------------------------------------------------------------
                                                                                        (8,664,922)

TOTAL NET ASSETS - 100.00%
---------------------------------------------------------------------------------------------------
                                                                                      $164,151,307

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 INTERNATIONAL STOCK FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  *  Non-income producing.
 **  Aggregate cost for Federal tax purposes was $143,602,249.
(C) Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.
(I) Represents investments of cash collateral received in connection with securities lending.
(O)  All (or portion of security) on loan.
ADR  American Depositary Receipt.
GDR  Global Depositary Receipt.
PLC  Public Limited Company.
SDR  Swedish Depositary Receipt.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
86

================================================================================
 INTERNATIONAL STOCK FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

OTHER INFORMATION:
Industry Concentration


                                                                                   % of Net Assets
                                                                                   ---------------
Commercial Banks                                                                        10.6%
Pharmaceuticals                                                                          7.3%
Oil, Gas & Consumable Fuels                                                              6.4%
Food Products                                                                            5.0%
Insurance                                                                                4.9%
Tobacco                                                                                  4.7%
Net Other Assets & Liabilities                                                           4.2%
Beverages                                                                                3.9%
Wireless Telecommunication Services                                                      3.8%
Diversified Telecommunication Services                                                   3.5%
Automobiles                                                                              2.9%
Electric Utilities                                                                       2.7%
Air Freight & Logistics                                                                  2.6%
Communications Equipment                                                                 2.6%
Gas Utilities                                                                            2.6%
Electronic Equipment & Instruments                                                       2.4%
Diversified Financial Services                                                           2.4%
Electrical Equipment                                                                     2.4%
Aerospace & Defense                                                                      2.1%
Real Estate Management & Development                                                     1.8%
Metals & Mining                                                                          1.8%
Textiles, Apparel & Luxury Goods                                                         1.5%
Capital Markets                                                                          1.5%
Household Products                                                                       1.5%
Food & Staples Retailing                                                                 1.4%
Media                                                                                    1.3%
Chemicals                                                                                1.3%
Auto Components                                                                          1.2%
Construction Materials                                                                   1.1%
Machinery                                                                                1.1%
Hotels, Restaurants & Leisure                                                            1.0%
Road & Rail                                                                              1.0%
Office Electronics                                                                       0.7%
Construction & Engineering                                                               0.6%
Commercial Services & Supplies                                                           0.6%
IT Services                                                                              0.5%
Household Durables                                                                       0.5%
Semiconductors & Semiconductor Equipment                                                 0.4%
Personal Products                                                                        0.4%
Paper & Forest Products                                                                  0.3%
Energy Equipment & Services                                                              0.2%
Building Products                                                                        0.2%
Health Care Equipment & Supplies                                                         0.2%
Industrial Conglomerates                                                                 0.2%
Distributors                                                                             0.2%
Transportation Infrastructure                                                            0.1%
Leisure Equipment & Products                                                             0.1%
Marine                                                                                   0.1%
Computers & Peripherals                                                                  0.1%
Software                                                                                 0.1%
                                                                                      ------
                                                                                       100.0%
                                                                                      ======

The industry classification method used for purposes of this report may differ from the industry sub-classification(s) used for Trust compliance purposes.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 TARGET RETIREMENT 2020 FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                                            Value
Shares                                                                                    (Note 2)
------                                                                                    ---------
INVESTMENT COMPANIES - 99.97%
---------------------------------------------------------------------------------------------------
              ALTERNATIVE ASSET CLASSES - 2.10%
      1,353   Ivy Global Natural Resources Fund ................................      $     53,061
                                                                                      -------------
              DEBT SECURITIES - 24.47%
     32,366   MEMBERS High Income Fund, Class Y (R) ............................           229,155
     16,851   T. Rowe Price Spectrum Income Fund ...............................           205,749
     28,744   Oppenheimer International Bond Fund ..............................           182,813
                                                                                      -------------
                                                                                           617,717
                                                                                      -------------
              EQUITY SECURITIES - 47.38%
      7,593   Manning & Napier Equity Series Fund ..............................           145,935
     15,046   MEMBERS Large Cap Growth Fund, Class Y (R)* ......................           252,621
     15,694   MEMBERS Large Cap Value Fund, Class Y (R) ........................           245,772
     14,090   MEMBERS Mid Cap Growth Fund, Class Y (R) .........................            98,065
      4,655   Neuberger Berman Partners Fund ...................................           153,471
      6,985   Royce Value Fund .................................................            74,110
     12,345   Victory Special Value Fund .......................................           225,792
                                                                                      -------------
                                                                                         1,195,766
                                                                                      -------------
              FOREIGN SECURITIES - 25.10%
     14,918   Julius Baer International Equity Fund II .........................           256,591
     11,491   Laudus International MarketMasters Fund ..........................           249,577
      4,204   Principal International Emerging Markets Fund ....................           127,223
                                                                                      -------------
                                                                                           633,391
                                                                                      -------------
              MONEY MARKET SECURITIES - 0.92%
     23,240   SSgA Prime Money Market Fund .....................................            23,240
                                                                                      -------------
              TOTAL INVESTMENT COMPANIES
              (Cost $2,641,439**) ..............................................         2,523,175

NET OTHER ASSETS AND LIABILITIES - 0.03%
---------------------------------------------------------------------------------------------------
                                                                                               817

TOTAL NET ASSETS - 100.00%
---------------------------------------------------------------------------------------------------
                                                                                      $  2,523,992


------------------------------------------------------
  *  Non-income producing.
 **  Aggregate cost for Federal tax purposes was $2,645,674.
(R)  Affiliated Company (see Note 10).

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
88

================================================================================
 TARGET RETIREMENT 2030 FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                                            Value
Shares                                                                                    (Note 2)
------                                                                                    ---------

INVESTMENT COMPANIES - 99.91%
---------------------------------------------------------------------------------------------------
              ALTERNATIVE ASSET CLASSES - 3.18%
      1,235   Ivy Global Natural Resources Fund ................................      $     48,434
                                                                                      -------------
              DEBT SECURITIES - 14.29%
     15,275   MEMBERS High Income Fund, Class Y (R) ............................           108,148
      8,950   T. Rowe Price Spectrum Income Fund ...............................           109,274
                                                                                      -------------
                                                                                           217,422
                                                                                      -------------
              EQUITY SECURITIES - 53.31%
      2,560   CRM Mid Cap Value Fund ...........................................            75,801
      4,949   Manning & Napier Equity Series Fund ..............................            95,115
      9,106   MEMBERS Large Cap Growth Fund, Class Y (R)* ......................           152,892
      9,430   MEMBERS Large Cap Value Fund, Class Y (R) ........................           147,677
     10,604   MEMBERS Mid Cap Growth Fund, Class Y (R) .........................            73,802
      4,281   MEMBERS Small Cap Growth Fund, Class Y (R) .......................            44,567
      3,052   Neuberger Berman Partners Fund ...................................           100,620
      4,212   Royce Value Fund .................................................            44,688
      4,148   Victory Special Value Fund .......................................            75,864
                                                                                      -------------
                                                                                           811,026
                                                                                      -------------
              FOREIGN SECURITIES - 28.27%
      9,947   Julius Baer International Equity Fund II .........................           171,084
      7,651   Laudus International MarketMasters Fund ..........................           166,172
      3,069   Principal International Emerging Markets Fund ....................            92,853
                                                                                      -------------
                                                                                           430,109
                                                                                      -------------
              MONEY MARKET SECURITIES - 0.86%
     13,118   SSgA Prime Money Market Fund .....................................            13,118
                                                                                      -------------
              TOTAL INVESTMENT COMPANIES
              (Cost $1,610,665**) ..............................................         1,520,109

NET OTHER ASSETS AND LIABILITIES - 0.09%
---------------------------------------------------------------------------------------------------
                                                                                             1,369

TOTAL NET ASSETS - 100.00%
---------------------------------------------------------------------------------------------------
                                                                                      $  1,521,478


--------------------------------------------------------------------------------
  *  Non-income producing.
 **  Aggregate cost for Federal tax purposes was $1,611,048.
(R)  Affiliated Company (see Note 10).

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
  TARGET RETIREMENT 2040 FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                                            Value
Shares                                                                                    (Note 2)
------                                                                                    ---------

INVESTMENT COMPANIES - 99.88%
---------------------------------------------------------------------------------------------------
              ALTERNATIVE ASSET CLASSES - 4.31%
      1,310   Ivy Global Natural Resources Fund ................................      $     51,363
                                                                                      -------------
              DEBT SECURITIES - 4.09%
      6,898   MEMBERS High Income Fund, Class Y (R) ............................            48,835
                                                                                      -------------
              EQUITY SECURITIES - 59.16%
      2,010   CRM Mid Cap Value Fund ...........................................            59,519
      4,462   Manning & Napier Equity Series Fund ..............................            85,757
      7,192   MEMBERS Large Cap Growth Fund, Class Y (R)* ......................           120,757
      7,364   MEMBERS Large Cap Value Fund, Class Y (R) ........................           115,322
     11,590   MEMBERS Mid Cap Growth Fund, Class Y (R) .........................            80,666
      4,454   MEMBERS Small Cap Growth Fund, Class Y (R) .......................            46,368
      2,772   Neuberger Berman Partners Fund ...................................            91,397
      4,374   Royce Value Fund .................................................            46,403
      3,259   Victory Special Value Fund .......................................            59,598
                                                                                      -------------
                                                                                           705,787
                                                                                      -------------
              FOREIGN SECURITIES - 31.49%
      8,593   Julius Baer International Equity Fund II .........................           147,793
      6,552   Laudus International MarketMasters Fund ..........................           142,305
      2,827   Principal International Emerging Markets Fund ....................            85,552
                                                                                      -------------
                                                                                           375,650
                                                                                      -------------
              MONEY MARKET SECURITIES - 0.83%
      9,896   SSgA Prime Money Market Fund .....................................             9,896
                                                                                      -------------

              TOTAL INVESTMENT COMPANIES
              (Cost $1,283,588**) ..............................................         1,191,531

NET OTHER ASSETS AND LIABILITIES - 0.12%
---------------------------------------------------------------------------------------------------
                                                                                             1,414

TOTAL NET ASSETS - 100.00%
---------------------------------------------------------------------------------------------------
                                                                                      $  1,192,945


--------------------------------------------------------------------------------
  *  Non-income producing.
 **  Aggregate cost for Federal tax purposes was $1,284,669.
(R)  Affiliated Company (see Note 10).

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
90

================================================================================

--------------------------------------------------------------------------------

                      This page is left blank intentionally

--------------------------------------------------------------------------------

================================================================================
 STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2007
--------------------------------------------------------------------------------

                                                                     CONSERVATIVE           MODERATE      AGGRESSIVE
                                                                       ALLOCATION         ALLOCATION      ALLOCATION
                                                                             FUND               FUND            FUND
====================================================================================================================
ASSETS:
  Investments in securities, at cost
     Unaffiliated issuers                                             $38,756,573       $ 83,566,714     $20,964,141
     Affiliated issuers(1)                                             29,485,773        139,253,481      47,763,006
  Net unrealized appreciation (depreciation)
     Unaffiliated issuers                                              (1,216,893)        (1,594,499)        391,460
     Affiliated issuers(1)                                               (267,452)        (2,909,397)       (987,588)
                                                                      ----------------------------------------------
        Total investments at value                                     66,758,001        218,316,299      68,131,019
Cash                                                                            -                  -               -
Receivables:
  Investments sold                                                              -                  -               -
  Fund shares sold                                                        215,793            628,779         399,947
  Dividends and interest                                                      106                169             134
Other assets                                                                    -                  -             103
                                                                      ----------------------------------------------
        Total Assets                                                   66,973,900        218,945,247      68,531,203
                                                                      ----------------------------------------------
LIABILITIES:
Payables:
  Investments purchased                                                   215,701            628,779         399,947
  Upon return of securities loaned                                              -                  -               -
  Fund shares redeemed                                                         92                  -               -
  Accrued management fees                                                  10,782             35,474          11,259
  Accrued expenses and other payables                                           -                  -               -
                                                                      ----------------------------------------------
        Total Liabilities                                                 226,575            664,253         411,206
                                                                      ----------------------------------------------
Net assets applicable to outstanding capital stock                    $66,747,325       $218,280,994     $68,119,997
                                                                      ==============================================
REPRESENTED BY:
  Capital stock and additional paid-in capital                        $67,183,539       $218,199,714     $66,357,893
  Accumulated undistributed net investment income                               -                  -               -
  Accumulated net realized gain (loss) on investments and
     foreign currency related transactions                              1,048,131          4,585,176       2,358,232
  Unrealized appreciation (depreciation) of investments
     (including appreciation (depreciation) of foreign currency
     related transactions)                                             (1,484,345)        (4,503,896)       (596,128)
                                                                      ----------------------------------------------
Total net assets - representing net assets applicable to
  outstanding capital stock                                           $66,747,325       $218,280,994     $68,119,997
                                                                      ==============================================
Number of Class Z Shares issued and outstanding                         6,199,960         19,466,559       5,867,339
                                                                      ==============================================
Net asset value per share of outstanding capital stock,
  offering price and redemption price                                 $     10.77       $      11.21     $     11.61
                                                                      ==============================================

------------------------------------------------------
(1) See note 10 for information on affiliated issuers.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
92

================================================================================

--------------------------------------------------------------------------------

MONEY MARKET                               HIGH INCOME          DIVERSIFIED              LARGE CAP            LARGE CAP
        FUND            BOND FUND                 FUND          INCOME FUND             VALUE FUND          GROWTH FUND
=======================================================================================================================

$111,348,952         $799,969,687         $159,380,613         $674,892,887         $1,035,465,805         $600,189,311
           -                    -                    -                    -                      -                    -

           -            3,311,888           (4,077,827)          33,315,848            234,197,854           96,349,579
           -                    -                    -                    -                      -                    -
-----------------------------------------------------------------------------------------------------------------------
 111,348,952          803,281,575          155,302,786          708,208,735          1,269,663,659          696,538,890
           -                    -                    -                    -                 20,300               20,104

           -                    -                    -                    -                      -           10,878,318
      40,694              928,786               21,599              637,372                699,958              820,677
     310,540            5,815,890            2,519,230            4,013,400              2,373,129              686,500
           -              104,994               39,923               48,205                 18,840               15,358
-----------------------------------------------------------------------------------------------------------------------
 111,700,186          810,131,245          157,883,538          712,907,712          1,272,775,886          708,959,847
-----------------------------------------------------------------------------------------------------------------------

           -                    -                    -                    -                      -            9,681,598
           -          163,598,170           22,754,518           74,812,908             42,630,054           33,533,790
     266,011                1,309                  412              107,573                 85,477               50,605
      60,947              297,937               83,659              380,788                626,841              454,168
      40,694                  376                   34                  152                    165                  125
-----------------------------------------------------------------------------------------------------------------------
     367,652          163,897,792           22,838,623           75,301,421             43,342,537           43,720,286
-----------------------------------------------------------------------------------------------------------------------
$111,332,534         $646,233,453         $135,044,915         $637,606,291         $1,229,433,349         $665,239,561
=======================================================================================================================

$111,332,534         $656,575,474         $140,590,672         $604,278,198         $  994,365,015         $569,348,735

           -              205,601              461,799              256,183                238,093               32,874

           -          (13,859,510)          (1,929,729)            (243,938)               631,909             (491,627)

           -            3,311,888           (4,077,827)          33,315,848            234,198,332           96,349,579
-----------------------------------------------------------------------------------------------------------------------

$111,332,534         $646,233,453         $135,044,915         $637,606,291         $1,229,433,349         $665,239,561
=======================================================================================================================
 111,332,534           63,428,366           14,151,381           36,188,763             39,047,252           28,483,731
=======================================================================================================================

$       1.00         $      10.19         $       9.54         $      17.62         $        31.49         $      23.36
=======================================================================================================================

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2007
--------------------------------------------------------------------------------

                                                                           MID CAP           MID CAP       SMALL CAP
                                                                        VALUE FUND       GROWTH FUND   VALUE FUND(1)
====================================================================================================================
ASSETS:
  Investments in securities, at cost
     Unaffiliated issuers                                             $366,595,069      $428,456,435      $6,217,497
     Affiliated issuers(4)                                                       -                 -               -
  Net unrealized appreciation (depreciation)
     Unaffiliated issuers                                               19,255,306        19,465,442        (598,263)
     Affiliated issuers(4)                                                       -                 -               -
                                                                      ----------------------------------------------
        Total investments at value                                     385,850,375       447,921,877       5,619,234
Cash                                                                            14                 -               -
Foreign currency(3)                                                              -                 -               -
Unrealized appreciation of forward currency contracts                            -                 -               -
Receivables:
  Investments sold                                                          91,493         3,712,778               -
  Fund shares sold                                                          17,440           249,160           2,297
  Dividends and interest                                                   727,487           129,706          11,656
Other assets                                                                31,402            50,696               -
                                                                      ----------------------------------------------
        Total Assets                                                   386,718,211       452,064,217       5,633,187
                                                                      ----------------------------------------------
LIABILITIES:
Payable to custodian                                                             -                 -               -
Payables:
  Investments purchased                                                     87,586         1,303,407           4,802
  Upon return of securities loaned                                      68,913,529        83,171,202               -
  Fund shares redeemed                                                     110,399             5,506              26
  Accrued management fees                                                  268,278           265,733           4,664
  Accrued expenses and other payables                                           69               107              35
                                                                      ----------------------------------------------
        Total Liabilities                                               69,379,861        84,745,955           9,527
                                                                      ----------------------------------------------
Net assets applicable to outstanding capital stock                    $317,338,350      $367,318,262      $5,623,660
                                                                      ==============================================
REPRESENTED BY:
  Capital stock and additional paid-in capital                        $297,495,281      $348,533,974      $6,265,252
  Accumulated undistributed (over-distributed)
     net investment income (loss)                                          325,430                 -             854
  Accumulated net realized gain (loss) on investments and
     foreign currency related transactions                                 262,333          (681,154)        (44,183)
  Unrealized appreciation (depreciation) of investments
     (including appreciation (depreciation) of foreign currency
     related transactions)                                              19,255,306        19,465,442        (598,263)
                                                                      ----------------------------------------------
Total net assets - representing net assets applicable to
  outstanding capital stock                                           $317,338,350      $367,318,262      $5,623,660
                                                                      ==============================================
Number of Class Z Shares issued and outstanding                         20,692,622        63,904,522         634,980
                                                                      ==============================================
Net asset value per share of outstanding capital stock,
  offering price and redemption price                                 $      15.34      $       5.75      $     8.86
                                                                      ==============================================

------------------------------------------------------
(1) Fund commenced investment operations on May 1, 2007.
(2) Fund commenced investment operations on October 1, 2007.
(3) Cost of Foreign Currency of $219,748 and $1,001,283 for the Global Securities and International Stock Funds, respectively.
(4) See note 10 for information on affiliated issuers.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
94

================================================================================

--------------------------------------------------------------------------------

                          GLOBAL                                   TARGET               TARGET                TARGET
     SMALL CAP        SECURITIES         INTERNATIONAL         RETIREMENT           RETIREMENT            RETIREMENT
GROWTH FUND(1)              FUND            STOCK FUND       2020 FUND(2)         2030 FUND(2)          2040 FUND(2)
====================================================================================================================
    $6,016,711       $65,535,868          $142,719,271         $1,789,262           $1,062,271            $  849,645
             -                 -                     -            852,177              548,395               433,943

         4,311        (1,121,173)           30,096,958            (91,700)             (69,248)              (70,062)
             -                 -                     -            (26,564)             (21,309)              (21,995)
    ----------------------------------------------------------------------------------------------------------------
     6,021,022        64,414,695           172,816,229          2,523,175            1,520,109             1,191,531
             1                 -                     -              1,553                1,832                 1,813
             -           222,834             1,002,957                  -                    -                     -
             -            71,278                     -                  -                    -                     -

             -                 -               138,138                  -                    -                     -
        15,510            12,309                74,601              5,806               20,990                 1,268
         2,462            86,201               276,987                  -                    -                     -
             -             6,616               107,516                  -                    -                     -
    ----------------------------------------------------------------------------------------------------------------
     6,038,995        64,813,933           174,416,428          2,530,534            1,542,931             1,194,612
    ----------------------------------------------------------------------------------------------------------------

             -                 -                    65                  -                    -                     -

             -                 -               708,495              5,806               20,990                 1,268
             -         8,691,657             9,363,231                  -                    -                     -
             -            43,935                 1,688                  -                    -                     -
         5,083            44,272               163,223                736                  463                   399
            16                 -                28,419                  -                    -                     -
    ----------------------------------------------------------------------------------------------------------------
         5,099         8,779,864            10,265,121              6,542               21,453                 1,667
    ----------------------------------------------------------------------------------------------------------------
    $6,033,896       $56,034,069          $164,151,307         $2,523,992           $1,521,478            $1,192,945
    ================================================================================================================

    $6,066,004       $56,339,161          $129,113,243         $2,600,719           $1,581,389            $1,256,133

           559            82,523              (609,555)            12,789                5,591                 5,485

       (36,978)          659,563             5,569,273             28,748               25,055                23,384

         4,311        (1,047,178)           30,078,346           (118,264)             (90,557)              (92,057)
    ----------------------------------------------------------------------------------------------------------------

    $6,033,896       $56,034,069          $164,151,307         $2,523,992           $1,521,478            $1,192,945
    ================================================================================================================
       606,593         5,442,538            12,252,402            262,163              159,460               125,802
    ================================================================================================================

    $     9.95       $     10.30          $      13.40         $     9.63           $     9.54            $     9.48
    ================================================================================================================

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2007
--------------------------------------------------------------------------------

                                                                     CONSERVATIVE           MODERATE       AGGRESSIVE
                                                                       ALLOCATION         ALLOCATION       ALLOCATION
                                                                             FUND               FUND             FUND
=====================================================================================================================
INVESTMENT INCOME:
  Interest                                                            $     2,262        $     5,298       $    1,889
  Dividends
     Unaffiliated issuers                                                 894,574          1,227,696          111,313
     Affiliated issuers(1)                                                485,368          2,004,567          347,666
     Less: Foreign taxes withheld                                               -                  -                -
  Securities lending income                                                     -                  -                -
                                                                      -----------------------------------------------
     Total investment income                                            1,382,204          3,237,561          460,868
                                                                      -----------------------------------------------
EXPENSES:
Management fees                                                            95,554            363,208          139,164
Trustees' fees                                                                  -                  -                -
Audit and tax fees                                                          2,661             15,742            2,771
Compliance expense                                                              -                  -                -
                                                                      -----------------------------------------------
  Total expenses before management fee reduction                           98,215            378,950          141,935
  Less management fee reduction                                           (31,955)          (121,402)         (46,473)
                                                                      -----------------------------------------------
  Total expenses net of management fee reduction                           66,260            257,548           95,462
                                                                      -----------------------------------------------
                                                                        1,315,944          2,980,013          365,406
                                                                      -----------------------------------------------
NET INVESTMENT INCOME

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments (including net realized gain (loss) on foreign currency related transactions)
  Unaffiliated issuers                                                    (20,762)           (15,069)          33,889
  Affiliated issuers(1)                                                    72,407            310,262          513,743
Capital gain distributions received from underlying funds
  Unaffiliated issuers                                                    551,544          1,503,165          398,896
  Affiliated issuers(1)                                                   528,237          3,466,112        2,044,912
Net change in unrealized appreciation (depreciation) on investments
  (including net unrealized appreciation (depreciation) on foreign
  currency related transactions)                                       (1,628,228)        (4,924,759)        (996,895)
                                                                      -----------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                   (496,802)           339,711        1,994,545
                                                                      -----------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                            $   819,142        $ 3,319,724       $2,359,951
                                                                      ===============================================

------------------------------------------------------
(1) See note 10 for information on affiliated issuers.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
96

================================================================================

--------------------------------------------------------------------------------

MONEY MARKET                               HIGH INCOME           DIVERSIFIED              LARGE CAP            LARGE CAP
        FUND            BOND FUND                 FUND           INCOME FUND             VALUE FUND          GROWTH FUND
========================================================================================================================
  $5,623,447          $33,982,611          $12,317,893          $ 19,769,495          $     355,027          $   209,604

           -                    -               45,591            14,018,865             32,802,433            7,412,100
           -                    -                    -                     -                      -                    -
           -                    -                  322               (11,043)               (23,920)             (36,815)
           -              489,154               78,366               311,370                163,117               92,288
  ----------------------------------------------------------------------------------------------------------------------
   5,623,447           34,471,765           12,442,172            34,088,687             33,296,657            7,677,177
  ----------------------------------------------------------------------------------------------------------------------

     501,934            3,533,690            1,138,726             4,857,036              8,069,235            5,341,156
       2,206               13,425                2,380                13,546                 19,277               13,819
       4,420               29,574                4,506                30,040                 46,290               30,816
       2,758               13,536                2,837                13,355                 21,290               14,112
  ----------------------------------------------------------------------------------------------------------------------
     511,318            3,590,225            1,148,449             4,913,977              8,156,092            5,399,903
           -                    -                    -                     -                      -                    -
  ----------------------------------------------------------------------------------------------------------------------
     511,318            3,590,225            1,148,449             4,913,977              8,156,092            5,399,903
  ----------------------------------------------------------------------------------------------------------------------
   5,112,129           30,881,540           11,293,723            29,174,710             25,140,565            2,277,274
  ----------------------------------------------------------------------------------------------------------------------

       1,312           (4,743,510)          (1,916,036)           14,511,757            110,518,250           51,827,163
           -                    -                    -                     -                      -                    -

           -                    -                    -                     -                      -                    -
           -                    -                    -                     -                      -                    -

           -            5,540,265           (6,104,762)          (25,941,465)          (122,534,310)          23,625,381
  ----------------------------------------------------------------------------------------------------------------------
       1,312              796,755           (8,020,798)          (11,429,708)           (12,016,060)          75,452,544
  ----------------------------------------------------------------------------------------------------------------------
  $5,113,441          $31,678,295          $ 3,272,925          $ 17,745,002          $  13,124,505          $77,729,818
  ======================================================================================================================

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 STATEMENTS OF OPERATIONS FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2007
--------------------------------------------------------------------------------

                                                                              MID CAP             MID CAP         SMALL CAP
                                                                           VALUE FUND         GROWTH FUND      VALUE FUND(3)
============================================================================================================================
INVESTMENT INCOME:
   Interest                                                              $    149,993         $   323,633          $   8,807
   Dividends
     Unaffiliated issuers                                                   7,237,082           1,163,847             78,077
     Affiliated issuers(5)                                                          -                   -                  -
     Less: Foreign taxes withheld                                                   -                   -                  -
   Securities lending income                                                  191,494             253,793                  -
                                                                         ---------------------------------------------------
        Total investment income                                             7,578,569           1,741,273             86,884
                                                                         ---------------------------------------------------
EXPENSES:
Management fees                                                             3,485,145           3,282,600             34,823
Trustees' fees                                                                 10,621              11,111                133
Audit and tax fees                                                             21,618              22,645              1,115
Compliance expense                                                             14,344              15,060                159
                                                                         ---------------------------------------------------
   Total expenses                                                           3,531,728           3,331,416             36,230
                                                                         ---------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                                4,046,841          (1,590,143)            50,654
                                                                         ---------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments (including net realized gain (loss) on foreign currency related transactions)(1)
   Unaffiliated issuers                                                    37,003,319          36,181,585             19,717
   Affiliated issuers(5)                                                            -                   -                  -
Capital gain distributions received from underlying funds
   Unaffiliated issuers                                                             -                   -                  -
   Affiliated issuers(5)                                                            -                   -                  -
Net change in unrealized appreciation (depreciation) on investments
   (including net unrealized appreciation (depreciation) on foreign
   currency related transactions)(2)                                      (38,436,046)         (3,421,053)          (598,263)
                                                                         ---------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                     (1,432,727)         32,760,532           (578,546)
                                                                         ---------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                    $  2,614,114         $31,170,389          $(527,892)
                                                                         ===================================================

------------------------------------------------------
(1) Includes foreign capital gains taxes paid of $50,498 and $37,519 for the Global Securities and International Stock Funds, respectively.
(2) Net of deferred foreign capital gains taxes of $29,300 for the International Stock Fund.
(3) Fund commenced investment operations on May 1, 2007.
(4) Fund commenced investment operations on October 1, 2007.
(5) See note 10 for information on affiliated issuer.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
98

================================================================================

--------------------------------------------------------------------------------

                             GLOBAL                                  TARGET            TARGET            TARGET
     SMALL CAP           SECURITIES        INTERNATIONAL         RETIREMENT        RETIREMENT        RETIREMENT
GROWTH FUND(3)                 FUND           STOCK FUND       2020 FUND(4)      2030 FUND(4)      2040 FUND(4)
===============================================================================================================
      $ 8,003          $     44,330          $   206,895          $     166          $    159          $    160

       38,372             1,810,909            4,989,829             15,852             7,165             6,073
            -                     -                    -              8,113             4,304             2,800
         (380)             (109,621)            (380,553)                 -                 -                 -
            -                51,118               64,935                  -                 -                 -
      ---------------------------------------------------------------------------------------------------------
       45,995             1,796,736            4,881,106             24,131            11,628             9,033
      ---------------------------------------------------------------------------------------------------------

       37,529               564,434            2,090,794              1,697             1,156             1,115
          133                 1,538                2,521                  -                 -                 -
        1,115                 2,526                5,312                155               134               132
          159                 1,785                3,108                  -                 -                 -
      ---------------------------------------------------------------------------------------------------------
       38,936               570,283            2,101,735              1,852             1,290             1,247
      ---------------------------------------------------------------------------------------------------------
        7,059             1,226,453            2,779,371             22,279            10,338             7,786
      ---------------------------------------------------------------------------------------------------------

        4,122            17,804,102           21,911,188             (2,888)             (253)             (687)
            -                     -                    -             (1,347)             (130)             (394)

            -                     -                    -             66,803            50,691            48,733
            -                     -                    -              2,190             1,900             1,831

        4,311           (15,689,251)          (4,910,846)          (118,264)          (90,557)          (92,057)
      ---------------------------------------------------------------------------------------------------------
        8,433             2,114,851           17,000,342            (53,506)          (38,349)          (42,574)
      ---------------------------------------------------------------------------------------------------------
      $15,492          $  3,341,304          $19,779,713          $ (31,227)         $(28,011)         $(34,788)
      =========================================================================================================

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                             CONSERVATIVE                          MODERATE
                                                            ALLOCATION FUND                     ALLOCATION FUND
                                                      ===========================       ==============================
FOR THE YEAR OR PERIOD ENDED DECEMBER 31,                2007            2006(1)            2007            2006(1)
======================================================================================================================
OPERATIONS:
  Net investment income                               $ 1,315,944      $   98,808       $  2,980,013      $   291,117
  Net realized gain (loss) on investments               1,131,426          77,707          5,264,470          902,711
  Net change in unrealized appreciation
     (depreciation) on investments                     (1,628,228)        143,883         (4,924,759)         420,863
                                                      ----------------------------------------------------------------
     Increase in net assets from operations               819,142         320,398          3,319,724        1,614,691
                                                      ----------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                (1,337,594)       (113,300)        (3,543,202)        (419,100)
  Realized gains on investments                          (124,860)              -           (885,283)          (5,550)
                                                      ----------------------------------------------------------------
     Change in net assets from distributions           (1,462,454)       (113,300)        (4,428,485)        (424,650)
CLASS Z SHARE TRANSACTIONS:
  Proceeds from sale of shares                         61,428,617       8,937,148        181,374,016       36,371,376
  Net asset value of shares issued in
     reinvestment of distributions                      1,462,454         113,300          4,428,485          424,650
                                                      ----------------------------------------------------------------
                                                       62,891,071       9,050,448        185,802,501       36,796,026
  Cost of shares repurchased                           (4,613,331)       (144,649)        (3,406,601)        (992,212)
                                                      ----------------------------------------------------------------
     Net increase (decrease) in net assets
        from capital share transactions                58,277,740       8,905,799        182,395,900       35,803,814
                                                      ----------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                57,634,428       9,112,897        181,287,139       36,993,855
                                                      ================================================================
NET ASSETS:
  Beginning of year                                   $ 9,112,897      $        -       $ 36,993,855      $         -
                                                      ----------------------------------------------------------------
  End of year                                         $66,747,325      $9,112,897       $218,809,994      $36,993,855
                                                      ================================================================
Undistributed net investment income included
  in net assets                                       $         -      $    3,407       $          -      $    13,612
                                                      ================================================================
OTHER INFORMATION:
Class Z Capital Share transactions:
  Shares sold                                           5,625,040         862,835         15,964,667        3,461,875
  Shares issued in reinvestment of distributions          135,786          10,682            393,825           39,028
                                                      ----------------------------------------------------------------
                                                        5,760,826         873,517         16,358,492        3,500,903
  Shares redeemed                                        (420,633)        (13,750)          (299,137)         (93,699)
                                                      ----------------------------------------------------------------
  Net increase (decrease) in shares outstanding         5,340,193         859,767         16,059,355        3,407,204
                                                      ================================================================

--------------------------------------------------
(1) Fund commenced investment operations on June 30, 2006.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
100

================================================================================

--------------------------------------------------------------------------------

         AGGRESSIVE
       ALLOCATION FUND                     MONEY MARKET FUND                      BOND FUND
============================       ==============================       ==============================
    2007           2006(1)              2007              2006               2007             2006
======================================================================================================
$   365,406      $   139,587       $  5,112,129      $  3,988,847       $ 30,881,540      $ 29,113,858
  2,991,440          936,976              1,312                50         (4,743,510)         (888,636)

   (996,895)         400,767                  -                 -          5,540,265        (2,671,883)
------------------------------------------------------------------------------------------------------
  2,359,951        1,477,330          5,113,441         3,988,897         31,678,295        25,553,339
------------------------------------------------------------------------------------------------------

   (747,349)        (273,700)        (5,113,441)       (3,988,897)       (26,026,147)      (29,028,791)
 (1,054,128)               -                  -                 -                  -                 -
------------------------------------------------------------------------------------------------------
 (1,801,477)        (273,700)        (5,113,441)       (3,988,897)       (26,026,147)      (29,028,791)

 47,262,363       20,307,936         98,409,862        80,126,027         54,574,518        67,585,994

  1,801,477          273,700          5,072,748         3,988,897         26,026,147        29,028,791
------------------------------------------------------------------------------------------------------
 49,063,840       20,581,636        103,482,610        84,114,924         80,600,665        96,614,785
 (3,049,096)        (238,487)       (92,612,240)      (78,289,668)       (99,291,968)      (57,842,531)
------------------------------------------------------------------------------------------------------

 46,014,744       20,343,149         10,870,370         5,825,256        (18,691,303)       38,772,254
------------------------------------------------------------------------------------------------------
 46,573,218       21,546,779         10,870,370         5,825,256        (13,039,155)       35,296,802
------------------------------------------------------------------------------------------------------

$21,546,779      $         -       $100,462,164      $ 94,636,908       $659,272,608      $623,975,806
------------------------------------------------------------------------------------------------------
$68,119,997      $21,546,779       $111,332,534      $100,462,164       $646,233,453      $659,272,608
======================================================================================================

$         -      $     5,564       $          -      $          -       $    205,601      $    441,747
======================================================================================================

  4,030,257        1,938,411         98,409,862        80,126,027          5,322,584         6,587,751
    155,012           24,559          5,072,748         3,988,897          2,562,733         2,870,750
------------------------------------------------------------------------------------------------------
  4,185,269        1,962,970        103,482,610        84,114,924          7,885,317         9,458,501
   (258,269)         (22,631)       (92,612,240)      (78,289,668)        (9,682,054)       (5,612,752)
------------------------------------------------------------------------------------------------------
  3,927,000        1,940,339         10,870,370         5,825,256         (1,796,737)        3,845,749
======================================================================================================

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                             HIGH INCOME FUND                  DIVERSIFIED INCOME FUND
                                                      ==============================       ==============================
FOR THE YEAR ENDED DECEMBER 31,                            2007              2006               2007             2006
=========================================================================================================================
OPERATIONS:
  Net investment income                               $ 11,293,723      $ 10,256,810       $ 29,174,710     $  18,878,468
  Net realized gain (loss) on investments               (1,916,036)          475,935         14,511,757        84,996,412
  Net change in unrealized appreciation
     (depreciation) on investments                      (6,104,762)        1,828,587        (25,941,465)      (33,698,320)
                                                      -------------------------------------------------------------------
     Increase in net assets from operations              3,272,925        12,561,332         17,745,002        70,176,560
                                                      -------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                (10,814,779)      (10,375,136)       (26,851,759)      (18,856,543)
  Realized gains on investments                            (66,885)         (139,257)       (17,304,597)      (80,756,300)
                                                      -------------------------------------------------------------------
     Change in net assets from distributions           (10,881,664)      (10,514,393)       (44,156,356)      (99,612,843)
CLASS Z SHARE TRANSACTIONS:
  Proceeds from sale of shares                           9,502,847        16,932,242          9,738,908        12,700,806
  Net asset value of shares issued in
     reinvestment of distributions                      10,881,664        10,514,393         44,156,356        99,612,843
                                                      -------------------------------------------------------------------
                                                        20,384,511        27,446,635         53,895,264       112,313,649
  Cost of shares repurchased                           (30,988,573)      (10,267,913)      (125,758,306)     (132,297,562)
                                                      -------------------------------------------------------------------
     Net increase (decrease) in net assets
        from capital share transactions                (10,604,062)       17,178,722        (71,863,042)      (19,983,913)
                                                      -------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                (18,212,801)       19,225,661        (98,274,396)      (49,420,196)
                                                      -------------------------------------------------------------------
NET ASSETS:
  Beginning of year                                   $153,257,716      $134,032,055       $735,880,687     $ 785,300,883
                                                      -------------------------------------------------------------------
  End of year                                         $135,044,915      $153,257,716       $637,606,291     $ 735,880,687
                                                      ===================================================================
Undistributed net investment income included
  in net assets                                       $    461,799      $          -       $    256,183     $     269,759
                                                      ===================================================================
OTHER INFORMATION:
Class Z Capital Share transactions:
  Shares sold                                              932,906         1,644,455            522,491           638,188
  Shares issued in reinvestment of distributions         1,140,146         1,033,732          2,498,744         5,381,664
                                                      -------------------------------------------------------------------
                                                         2,073,052         2,678,187          3,021,235         6,019,852
  Shares redeemed                                       (3,001,873)         (991,123)        (6,690,445)       (6,631,908)
                                                      -------------------------------------------------------------------
  Net increase (decrease) in shares outstanding           (928,821)        1,687,064         (3,669,210)         (612,056)
                                                      ===================================================================

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
102

================================================================================

--------------------------------------------------------------------------------

       LARGE CAP VALUE FUND                   LARGE CAP GROWTH FUND                  MID CAP VALUE FUND
==================================       ===============================       ==============================
     2007                 2006                2007              2006               2007              2006
=============================================================================================================
$   25,140,565      $   24,669,545       $   2,277,274      $  2,354,937       $  4,046,841      $  3,531,144
   110,518,250          88,090,337          51,827,163        27,685,491         37,003,319        42,468,573

  (122,534,310)        131,135,559          23,625,381        20,661,528        (38,436,046)        2,922,456
-------------------------------------------------------------------------------------------------------------
    13,124,505         243,895,441          77,729,818        50,701,956          2,614,114        48,922,173
-------------------------------------------------------------------------------------------------------------

   (24,834,958)        (24,606,850)         (2,309,437)       (2,423,723)        (3,321,111)       (3,321,001)
  (110,586,111)        (84,954,200)        (19,098,900)                -        (37,639,303)      (42,531,370)
-------------------------------------------------------------------------------------------------------------
  (135,421,069)       (109,561,050)        (21,408,337)       (2,423,723)       (40,960,414)      (45,852,371)

    29,802,595          44,040,409          24,927,525        25,527,442         30,738,583        52,353,692

   135,421,069         109,561,050          21,408,337         2,423,723         40,960,414        45,852,371
-------------------------------------------------------------------------------------------------------------
   165,223,664         153,601,459          46,335,862        27,951,165         71,698,997        98,206,063
  (204,271,626)       (137,026,386)       (107,178,673)      (95,280,146)       (59,227,022)      (33,341,844)
-------------------------------------------------------------------------------------------------------------

   (39,047,962)         16,575,073         (60,842,811)      (67,328,981)        12,471,975        64,864,219
-------------------------------------------------------------------------------------------------------------
  (161,344,526)        150,909,464          (4,521,330)      (19,050,748)       (25,874,325)       67,934,021
-------------------------------------------------------------------------------------------------------------

$1,390,777,875      $1,239,868,411       $ 669,760,891      $688,811,639       $343,212,675      $275,278,654
-------------------------------------------------------------------------------------------------------------
$1,229,433,349      $1,390,777,875       $ 665,239,561      $669,760,891       $317,338,350      $343,212,675
=============================================================================================================

$      238,093      $      364,858       $      32,874      $     65,037       $    325,430      $    169,511
=============================================================================================================

       838,613           1,273,440           1,072,115         1,254,575          1,688,545         2,809,593
     4,271,398           3,102,605             909,546           113,097          2,652,712         2,599,101
-------------------------------------------------------------------------------------------------------------
     5,110,011           4,376,045           1,981,661         1,367,672          4,341,257         5,408,694
    (5,645,811)         (4,000,830)         (4,692,774)       (4,657,943)        (3,210,992)       (1,758,756)
-------------------------------------------------------------------------------------------------------------
      (535,800)            375,215          (2,711,113)       (3,290,271)         1,130,265         3,649,938
=============================================================================================================

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                     SMALL CAP
                                                                 MID CAP GROWTH FUND                VALUE FUND
                                                           ==============================           ===========
FOR THE YEAR OR PERIOD ENDED DECEMBER 31,                       2007              2006                2007(1)
===============================================================================================================
OPERATIONS:
  Net investment income (loss)                             $ (1,590,143)     $   (843,809)          $   50,654
  Net realized gain on investments                           36,181,585        79,600,979               19,717
  Net change in unrealized appreciation
     (depreciation) on investments                           (3,421,053)      (39,669,854)            (598,263)
                                                           ----------------------------------------------------
     Increase (decrease) in net assets from operations       31,170,389        39,087,316             (527,892)
                                                           ----------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                               -                 -              (49,800)
  Realized gains on investments                             (37,588,559)      (82,043,836)             (63,900)
                                                           ----------------------------------------------------
     Change in net assets from distributions                (37,588,559)      (82,043,836)            (113,700)
CLASS Z SHARE TRANSACTIONS:
  Proceeds from sale of shares                               21,510,473        29,731,478            6,215,991
  Net asset value of shares issued in
     reinvestment of distributions                           37,588,559        82,043,836              113,700
                                                           ----------------------------------------------------
                                                             59,099,032       111,775,314            6,329,691
  Cost of shares repurchased                                (59,407,053)      (68,695,721)             (64,439)
                                                           ----------------------------------------------------
     Net increase (decrease) in net assets
        from capital share transactions                        (308,021)       43,079,593            6,265,252
                                                           ----------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      (6,726,191)          123,073            5,623,660
                                                           ----------------------------------------------------
NET ASSETS:
  Beginning of year                                        $374,044,453      $373,921,380           $        -
                                                           ----------------------------------------------------
  End of year                                              $367,318,262      $374,044,453           $5,623,660
                                                           ====================================================
Undistributed (distribution in excess of)
  net investment income included in net assets             $          -      $          -           $      854
                                                           ====================================================
OTHER INFORMATION:
Class Z Capital Share transactions:
  Shares sold                                                 3,337,309         4,285,955              629,326
  Shares issued in reinvestment of distributions              6,407,545        13,750,896               12,732
                                                           ----------------------------------------------------
                                                              9,744,854        18,036,851              642,058
  Shares redeemed                                            (9,354,812)       (9,991,053)              (7,078)
                                                           ----------------------------------------------------
  Net increase in shares outstanding                            390,042         8,045,798              634,980
                                                           ====================================================

------------------------------------------------------
(1) Fund commenced investment operations on May 1, 2007.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
104

================================================================================

--------------------------------------------------------------------------------

 SMALL CAP
GROWTH FUND             GLOBAL SECURITIES FUND                  INTERNATIONAL STOCK FUND
===========          =============================           ==============================
   2007(1)                2007             2006                  2007              2006
===========================================================================================
$    7,059           $  1,226,453      $   509,965           $  2,779,371      $  2,019,678
     4,122             17,804,102        2,040,066             21,911,188        15,831,931

     4,311            (15,689,251)       5,518,034             (4,910,846)       11,860,875
-------------------------------------------------------------------------------------------
    15,492              3,341,304        8,068,065             19,779,713        29,712,484
-------------------------------------------------------------------------------------------

    (6,500)            (1,145,322)        (618,723)            (3,443,415)       (2,154,721)
   (41,100)           (17,308,430)      (2,135,512)           (18,191,445)      (14,884,822)
-------------------------------------------------------------------------------------------
   (47,600)           (18,453,752)      (2,754,235)           (21,634,860)      (17,039,543)

 6,065,122              5,117,282       12,174,171             22,698,217        35,254,910

    47,600             18,453,752        2,754,235             21,634,860        17,039,543
-------------------------------------------------------------------------------------------
 6,112,722             23,571,034       14,928,406             44,333,077        52,294,453
   (46,718)            (9,644,780)      (5,471,633)           (44,030,376)       (7,745,333)
-------------------------------------------------------------------------------------------

 6,066,004             13,926,254        9,456,773                302,701        44,549,120
-------------------------------------------------------------------------------------------
 6,033,896             (1,186,194)      14,770,603             (1,552,446)       57,222,061
-------------------------------------------------------------------------------------------

$        -           $ 57,220,263      $42,449,660           $165,703,753      $108,481,692
-------------------------------------------------------------------------------------------
$6,033,896           $ 56,034,069      $57,220,263           $164,151,307      $165,703,753
===========================================================================================

$      559           $     82,523      $   (60,899)          $   (609,555)     $   (264,923)
===========================================================================================

   606,417                341,627          894,005              1,554,388         2,588,160
     4,750              1,762,108          195,806              1,595,705         1,238,302
-------------------------------------------------------------------------------------------
   611,167              2,103,735        1,089,811              3,150,093         3,826,462
    (4,574)              (645,065)        (404,386)            (2,921,343)         (566,766)
-------------------------------------------------------------------------------------------
   606,593              1,458,670          685,425                228,750         3,259,696
===========================================================================================

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                      TARGET               TARGET               TARGET
                                                    RETIREMENT           RETIREMENT           RETIREMENT
                                                    DATE 2020            DATE 2030            DATE 2040
                                                   ============         ===========          ===========
FOR THE PERIOD ENDED DECEMBER 31,                    2007(1)              2007(1)              2007(1)
========================================================================================================
OPERATIONS:
  Net investment income                            $   22,279           $   10,338           $    7,786
  Net realized gain on investments                     64,758               52,208               49,483
  Net change in unrealized (depreciation)
     on investments                                  (118,264)             (90,557)             (92,057)
                                                   -----------------------------------------------------
     (Decrease) in net assets from operations         (31,227)             (28,011)             (34,788)
                                                   -----------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                               (45,500)             (31,900)             (28,400)
                                                   -----------------------------------------------------
     Change in net assets from distributions          (45,500)             (31,900)             (28,400)
CLASS Z SHARE TRANSACTIONS:
  Proceeds from sale of shares                      2,607,664            1,554,233            1,240,553
  Net asset value of shares issued in
     reinvestment of distributions                     45,500               31,900               28,400
                                                   -----------------------------------------------------
                                                    2,653,164            1,586,133            1,268,953
  Cost of shares repurchased                          (52,445)              (4,744)             (12,820)
                                                   -----------------------------------------------------
     Net increase in net assets
        from capital share transactions             2,600,719            1,581,389            1,256,133
                                                   -----------------------------------------------------
TOTAL INCREASE IN NET ASSETS                        2,523,992            1,521,478            1,192,945
                                                   -----------------------------------------------------
NET ASSETS:
  Beginning of year                                $        -           $        -           $        -
                                                   =====================================================
  End of year                                      $2,523,992           $1,521,478           $1,192,945
                                                   =====================================================
Undistributed net investment income included
  in net assets                                    $   12,789           $    5,591           $    5,485
                                                   =====================================================
OTHER INFORMATION:
Class Z Capital Share transactions:
  Shares sold                                         262,957              156,630              124,175
  Shares issued in reinvestment of distributions        4,697                3,329                2,980
                                                   -----------------------------------------------------
                                                      267,654              159,959              127,155
  Shares redeemed                                      (5,491)                (499)              (1,353)
                                                   -----------------------------------------------------
  Net increase in shares outstanding                  262,163              159,460              125,802
                                                   =====================================================

------------------------------------------------------
(1) Fund commenced investment operations on October 1, 2007.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
106

================================================================================
 FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING
--------------------------------------------------------------------------------

                                                                  CONSERVATIVE ALLOCATION FUND
                                                                  ============================
                                                                  Year Ended      Inception to
                                                                   12/31/07        12/31/06(1)
==============================================================================================
NET ASSET VALUE at beginning of period                             $ 10.60          $10.00
                                                                   ---------------------------
  INCOME FROM INVESTMENT OPERATIONS:
     Net investment income(2)                                         0.45            0.23
     Net realized and unrealized gain (loss) on investments          (0.03)           0.51
                                                                   ---------------------------
        Total from investment operations                              0.42            0.74
                                                                   ---------------------------
  LESS DISTRIBUTIONS:
     Distributions from net investment income                        (0.23)          (0.14)
     Distributions from capital gains                                (0.02)              -
                                                                   ---------------------------
        Total distributions                                          (0.25)          (0.14)
                                                                   ---------------------------
Net increase in net asset value                                       0.17            0.60
                                                                   ---------------------------
NET ASSET VALUE at end of period                                   $ 10.77          $10.60
                                                                   ===========================
TOTAL RETURN(3)                                                       3.92%           7.34%(5)

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                             $66,747          $9,113
Ratio of expenses to average net assets:
  Before management fee reduction                                     0.31%           0.34%(6)
  After management fee redcuction                                     0.21%           0.24%(6)
Ratio of net investment income to average net assets                  4.12%           4.25%(6)
Portfolio Turnover                                                      28%             24%(5)

                                                                    MODERATE ALLOCATION FUND
                                                                  =============================
                                                                  Year Ended       Inception to
                                                                   12/31/07         12/31/06(1)
===============================================================================================
NET ASSET VALUE at beginning of period                             $  10.86         $ 10.00
                                                                   ----------------------------
  INCOME FROM INVESTMENT OPERATIONS:
     Net investment income(2)                                          0.28            0.20
     Net realized and unrealized gain on investments                   0.32            0.79
                                                                   ----------------------------
        Total from investment operations                               0.60            0.99
                                                                   ----------------------------
  LESS DISTRIBUTIONS:
     Distributions from net investment income                         (0.19)          (0.13)
     Distributions from capital gains                                 (0.06)          (0.00)(4)
                                                                   ----------------------------
        Total distributions                                           (0.25)          (0.13)
                                                                   ----------------------------
Net increase in net asset value                                        0.35            0.86
                                                                   ----------------------------
NET ASSET VALUE at end of period                                   $  11.21         $ 10.86
                                                                   ============================
TOTAL RETURN(3)                                                        5.56%           9.87%(5)

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                             $218,281         $36,994
Ratio of expenses to average net assets:
  Before management fee reduction                                      0.31%           0.34%(6)
  After management fee redcuction                                      0.21%           0.24%(6)
Ratio of net investment income to average net assets                   2.45%           3.74%(6)
Portfolio Turnover                                                       29%             23%(5)

--------------------------------------------------
(1) Commenced investment operations June 30, 2006.
(2) Based on average shares outstanding during the year.
(3) These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.
(4) Amount represents less than $0.005 per share.
(5) Not annualized.
(6) Annualized.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING
--------------------------------------------------------------------------------

                                                                                                 AGGRESSIVE ALLOCATION FUND
                                                                                                =============================
                                                                                                Year Ended       Inception to
                                                                                                 12/31/07         12/31/06(1)
=============================================================================================================================
NET ASSET VALUE at beginning of period                                                           $ 11.10          $ 10.00
                                                                                                 ----------------------------
  INCOME FROM INVESTMENT OPERATIONS:
     Net investment income(2)                                                                       0.09             0.15
     Net realized and unrealized gain on investments                                                0.77             1.10
                                                                                                 ----------------------------
        Total from investment operations                                                            0.86             1.25
                                                                                                 ----------------------------
  LESS DISTRIBUTIONS:
     Distributions from net investment income                                                      (0.14)           (0.15)
     Distributions from capital gains                                                              (0.21)               -
                                                                                                 ----------------------------
        Total distributions                                                                        (0.35)           (0.15)
                                                                                                 ----------------------------
Net increase in net asset value                                                                     0.51             1.10
                                                                                                 ----------------------------
NET ASSET VALUE at end of period                                                                 $ 11.61          $ 11.10
                                                                                                 ============================
TOTAL RETURN(3)                                                                                     7.69%           12.49%(5)

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                                                           $68,120          $21,547
Ratio of expenses to average net assets:
  Before management fee reduction                                                                   0.31%            0.33%(6)
  After management fee recuction                                                                    0.21%            0.23%(6)
Ratio of net investment income to average net assets                                                0.79%            2.71%(6)
Portfolio Turnover                                                                                    46%              21%(5)

                                                                                     MONEY MARKET FUND
                                                             ================================================================
                                                                               FOR THE YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------------
                                                                2007          2006        2005         2004          2003
=============================================================================================================================
NET ASSET VALUE at beginning of period                       $   1.00      $   1.00      $  1.00    $   1.00      $   1.00
                                                             ----------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
     Net investment income(2)                                    0.05          0.04         0.03        0.01          0.01
     Net realized and unrealized gain on investments             0.00(4)       0.00(4)         -        0.00(4)       0.00(4)
                                                             ----------------------------------------------------------------
        Total from investment operations                         0.05          0.04         0.03        0.01          0.01
                                                             ----------------------------------------------------------------
  LESS DISTRIBUTIONS:
     Distributions from net investment income                   (0.05)        (0.04)       (0.03)      (0.01)        (0.01)
Net increase (decrease) in net asset value                          -             -            -           -             -
                                                             ----------------------------------------------------------------
NET ASSET VALUE at end of period                             $   1.00      $   1.00      $  1.00    $   1.00      $   1.00
                                                             ================================================================
TOTAL RETURN(3)                                                  4.71%         4.54%        2.78%       0.92%         0.75%

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                       $111,333      $100,462      $94,637    $129,004      $141,376
Ratio of expenses to average net assets                          0.46%         0.46%        0.46%       0.45%         0.45%
Ratio of net investment income to average net assets             4.58%         4.42%        2.73%       0.90%         0.75%

------------------------------------------------------
(1) Commenced investment operations June 30, 2006.
(2) Based on average shares outstanding during the year.
(3) These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.
(4) Amount represents less than $0.005 per share.
(5) Not annualized.
(6) Annualized.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
108

================================================================================
 FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING
--------------------------------------------------------------------------------

                                                                                     BOND FUND
                                                              =========================================================
                                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------
                                                                 2007        2006        2005       2004        2003
=======================================================================================================================
NET ASSET VALUE at beginning of period                        $  10.11    $  10.17    $  10.34    $  10.43    $  10.59
                                                              ---------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
     Net investment income(1)                                     0.49        0.47        0.42        0.42        0.46
     Net realized and unrealized gain (loss) on investments       0.02       (0.06)      (0.16)      (0.07)      (0.14)
                                                              ---------------------------------------------------------
        Total from investment operations                          0.51        0.41        0.26        0.35        0.32
                                                              ---------------------------------------------------------
  LESS DISTRIBUTIONS:
     Distributions from net investment income                    (0.43)      (0.47)      (0.43)      (0.44)      (0.48)
                                                              ---------------------------------------------------------
Net increase (decrease) in net asset value                        0.08       (0.06)      (0.17)      (0.09)      (0.16)
                                                              ---------------------------------------------------------
NET ASSET VALUE at end of period                              $  10.19    $  10.11    $  10.17    $  10.34    $  10.43
                                                              =========================================================
TOTAL RETURN(2)                                                   5.05%       4.01%       2.51%       3.36%       3.05%

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                        $646,233    $659,273    $623,976    $574,156    $552,311
Ratio of expenses to average net assets                           0.56%       0.56%       0.56%       0.55%       0.55%
Ratio of net investment income to average net assets              4.81%       4.54%       4.06%       4.02%       4.29%
Portfolio Turnover                                                  29%         27%         51%         67%         82%

                                                                                   HIGH INCOME FUND
                                                              ===========================================================
                                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                 2007        2006        2005       2004        2003
=========================================================================================================================
NET ASSET VALUE at beginning of period                        $  10.16       $  10.01    $  10.40    $  10.16    $  9.04
                                                              ------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
     Net investment income(1)                                     0.76           0.74        0.68        0.74       0.72
     Net realized and unrealized gain (loss) on investments      (0.53)          0.16       (0.42)       0.16       0.93
                                                              -----------------------------------------------------------
        Total from investment operations                          0.23           0.90        0.26        0.90       1.65
                                                              -----------------------------------------------------------
  LESS DISTRIBUTIONS:
     Distributions from net investment income                    (0.85)         (0.74)      (0.65)      (0.66)     (0.53)
     Distributions from capital gains                            (0.00)(3)      (0.01)          -           -          -
                                                              -----------------------------------------------------------
        Total distributions                                      (0.85)         (0.75)      (0.65)      (0.66)     (0.53)
                                                              -----------------------------------------------------------
Net increase (decrease) in net asset value                       (0.62)          0.15       (0.39)       0.24       1.12
                                                              -----------------------------------------------------------
NET ASSET VALUE at end of period                              $   9.54       $  10.16    $  10.01    $  10.40    $ 10.16
                                                              ===========================================================
TOTAL RETURN(2)                                                   2.29%          9.03%       2.51%       8.92%     18.46%

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                        $135,045       $153,528    $134,032    $118,318    $88,240
Ratio of expenses to average net assets                           0.76%          0.77%       0.76%       0.76%      0.75%
Ratio of net investment income to average net assets              7.27%          7.12%       6.47%       7.08%      7.29%
Portfolio Turnover                                                  73%            64%         86%(4)      58%        45%

------------------------------------------------------
(1) Based on average shares outstanding during the year.
(2) These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.
(3) Amount represents less than $0.005 per share.
(4) Subadviser change February 28, 2005.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING
--------------------------------------------------------------------------------

                                                                                       DIVERSIFIED INCOME FUND
                                                                     =============================================================
                                                                                   FOR THE YEAR ENDED DECEMBER 31,
                                                                     -------------------------------------------------------------
                                                                       2007        2006           2005        2004        2003
==================================================================================================================================
NET ASSET VALUE at beginning of period                               $  18.46    $  19.40       $  19.11    $  18.04    $  15.85
                                                                     -------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
     Net investment income(1)                                            0.79        0.49           0.42        0.43        0.45
     Net realized and unrealized gain (loss) on investments             (0.32)       1.45           0.32        1.08        2.18
                                                                     -------------------------------------------------------------
        Total from investment operations                                 0.47        1.94           0.74        1.51        2.63
                                                                     -------------------------------------------------------------
  LESS DISTRIBUTIONS:
     Distributions from net investment income                           (0.80)      (0.55)         (0.45)      (0.44)      (0.44)
     Distributions from capital gains                                   (0.51)      (2.33)             -           -           -
                                                                     -------------------------------------------------------------
        Total distributions                                             (1.31)      (2.88)         (0.45)      (0.44)      (0.44)
                                                                     -------------------------------------------------------------
Net increase (decrease) in net asset value                              (0.84)      (0.94)          0.29        1.07        2.19
                                                                     -------------------------------------------------------------
NET ASSET VALUE at end of period                                     $  17.62    $  18.46       $  19.40    $  19.11    $  18.04
                                                                     =============================================================
TOTAL RETURN(2)                                                          2.51%       9.98%(3)       3.89%       8.34%      16.82%

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                               $637,606    $735,881       $785,301    $785,856    $712,180
Ratio of expenses to average net assets                                  0.71%       0.71%          0.71%       0.70%       0.70%
Ratio of net investment income to average net assets                     4.21%       2.52%          2.18%       2.34%       2.66%
Portfolio Turnover                                                         41%         62%            52%         38%         39%

                                                                                      LARGE CAP VALUE FUND
                                                              ====================================================================
                                                                                FOR THE YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------------------
                                                                 2007          2006           2005          2004          2003
==================================================================================================================================
NET ASSET VALUE at beginning of period                        $    35.14    $    31.62     $    30.47    $    27.52    $    22.20
                                                              --------------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
     Net investment income(1)                                       0.68          0.65           0.54          0.46          0.40
     Net realized and unrealized gain (loss) on investments        (0.45)         5.87           1.16          2.95          5.31
                                                              --------------------------------------------------------------------
        Total from investment operations                            0.23          6.52           1.70          3.41          5.71
                                                              --------------------------------------------------------------------
  LESS DISTRIBUTIONS:
     Distributions from net investment income                      (0.71)        (0.67)         (0.55)        (0.46)        (0.39)
     Distributions from capital gains                              (3.17)        (2.33)             -             -             -
                                                              --------------------------------------------------------------------
        Total distributions                                        (3.88)        (3.00)         (0.55)        (0.46)        (0.39)
                                                              --------------------------------------------------------------------
Net increase (decrease) in net asset value                         (3.65)         3.52           1.15          2.95          5.32
                                                              --------------------------------------------------------------------
NET ASSET VALUE at end of period                              $    31.49    $    35.14     $    31.62    $    30.47    $    27.52
                                                              ====================================================================
TOTAL RETURN(2)                                                     0.60%        20.55%          5.58%        12.43%        25.89%

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                        $1,229,433    $1,390,778     $1,239,868    $1,205,082    $1,065,972
Ratio of expenses to average net assets                             0.61%         0.61%          0.61%         0.60%         0.60%
Ratio of net investment income to average net assets                1.87%         1.91%          1.74%         1.67%         1.69%
Portfolio Turnover                                                    45%           35%            28%           15%           17%

------------------------------------------------------
(1) Based on average shares outstanding during the year.
(2) These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.
(3) In 2006, 0.01% of the Fund's total return consisted of a voluntary reimbursement by the Adviser for a realized investment loss. Excluding this reimbursement, the total return would have been 9.97%.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
110

================================================================================
 FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING
--------------------------------------------------------------------------------

                                                                                LARGE CAP GROWTH FUND
                                                              ========================================================
                                                                           FOR THE YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                2007        2006        2005        2004        2003
======================================================================================================================
NET ASSET VALUE at beginning of period                        $  21.47    $  19.97    $  19.68    $  18.19    $  14.15
                                                              --------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
     Net investment income(1)                                     0.08        0.07        0.17        0.15        0.07
     Net realized and unrealized gain on investments              2.59        1.51        0.30        1.48        4.05
                                                              --------------------------------------------------------
        Total from investment operations                          2.67        1.58        0.47        1.63        4.12
                                                              --------------------------------------------------------
  LESS DISTRIBUTIONS:
     Distributions from net investment income                    (0.09)      (0.08)      (0.18)      (0.14)      (0.08)
     Distributions from capital gains                            (0.69)          -           -           -           -
                                                              --------------------------------------------------------
        Total distributions                                      (0.78)      (0.08)      (0.18)      (0.14)      (0.08)
                                                              --------------------------------------------------------
Net increase in net asset value                                   1.89        1.50        0.29        1.49        4.04
                                                              --------------------------------------------------------
NET ASSET VALUE at end of period                              $  23.36    $  21.47    $  19.97    $  19.68    $  18.19
                                                              ========================================================
TOTAL RETURN(2)                                                  12.36%       7.88%       2.42%       8.94%      29.13%

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                        $665,240    $669,761    $688,812    $693,762    $617,603
Ratio of expenses to average net assets                           0.81%       0.81%       0.81%       0.80%       0.80%
Ratio of net investment income to average net assets              0.34%       0.35%       0.86%       0.82%       0.47%
Portfolio Turnover                                                  76%         87%         73%         26%         29%

                                                                                 MID CAP VALUE FUND
                                                              ========================================================
                                                                           FOR THE YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                2007        2006        2005        2004        2003
======================================================================================================================
NET ASSET VALUE at beginning of period                        $  17.54    $  17.30    $  16.58    $  14.66    $  11.22
                                                              --------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
     Net investment income(1)                                     0.21        0.20        0.11        0.18        0.07
     Net realized and unrealized gain (loss) on investments      (0.15)       2.74        1.61        2.14        3.43
                                                              --------------------------------------------------------
        Total from investment operations                          0.06        2.94        1.72        2.32        3.50
                                                              --------------------------------------------------------
  LESS DISTRIBUTIONS:
     Distributions from net investment income                    (0.18)      (0.20)      (0.11)      (0.15)      (0.06)
     Distributions from capital gains                            (2.08)      (2.50)      (0.89)      (0.25)          -
                                                              --------------------------------------------------------
        Total distributions                                      (2.26)      (2.70)      (1.00)      (0.40)      (0.06)
                                                              --------------------------------------------------------
Net increase (decrease) in net asset value                       (2.20)       0.24        0.72        1.92        3.44
                                                              --------------------------------------------------------
NET ASSET VALUE at end of period                              $  15.34    $  17.54    $  17.30    $  16.58    $  14.66
                                                              ========================================================
TOTAL RETURN(2)                                                   0.25%      16.96%      10.32%      15.86%      31.21%

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                        $317,338    $343,213    $275,279    $218,060    $158,698
Ratio of expenses to average net assets                           1.01%       1.01%       1.01%       1.00%       1.00%
Ratio of net investment income to average net assets              1.16%       1.12%       0.62%       1.20%       0.57%
Portfolio Turnover                                                  68%         95%         29%         25%         22%

------------------------------------------------------
(1) Based on average shares outstanding during the year.
(2) These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING
--------------------------------------------------------------------------------

                                                                                     MID CAP GROWTH FUND
                                                            ====================================================================
                                                                               FOR THE YEAR ENDED DECEMBER 31,
                                                            --------------------------------------------------------------------
                                                               2007          2006          2005          2004          2003
================================================================================================================================
NET ASSET VALUE at beginning of period                      $   5.89      $   6.74      $   6.80      $   6.20      $   4.67
                                                            --------------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss)(2)                           (0.03)        (0.02)        (0.01)         0.00(4)      (0.01)
     Net realized and unrealized gain on investments            0.53          0.78          0.59          0.81          1.57
                                                            --------------------------------------------------------------------
        Total from investment operations                        0.50          0.76          0.58          0.81          1.56
                                                            --------------------------------------------------------------------
  LESS DISTRIBUTIONS:
     Distributions from net investment income                      -             -             -         (0.00)(4)     (0.00)(4)
     Distributions from capital gains                          (0.64)        (1.61)        (0.64)        (0.21)        (0.03)
                                                            --------------------------------------------------------------------
        Total distributions                                    (0.64)        (1.61)        (0.64)        (0.21)        (0.03)
                                                            --------------------------------------------------------------------
Net increase (decrease) in net asset value                     (0.14)        (0.85)        (0.06)         0.60          1.53
                                                            --------------------------------------------------------------------
NET ASSET VALUE at end of period                            $   5.75      $   5.89      $   6.74      $   6.80      $   6.20
                                                            ====================================================================
TOTAL RETURN(3)                                                 8.44%        11.38%         8.75%        13.41%        33.41%

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                      $367,318      $374,044      $373,921      $336,673      $268,929
Ratio of expenses to average net assets                         0.86%         0.86%         0.86%         0.85%         0.85%
Ratio of net investment income to average net assets           (0.41)%       (0.22)%       (0.13)%        0.04%        (0.19)%
Portfolio Turnover                                               104%          204%           88%           77%          118%

                                                                                                           SMALL CAP VALUE FUND
                                                                                                           ====================
                                                                                                                Inception to
                                                                                                                12/31/07(1)
===============================================================================================================================
NET ASSET VALUE at beginning of period                                                                           $10.00
                                                                                                                 ------
  INCOME FROM INVESTMENT OPERATIONS:
     Net investment income(2)                                                                                      0.09
     Net realized and unrealized (loss) on investments                                                            (1.05)
                                                                                                                 ------
        Total from investment operations                                                                          (0.96)
                                                                                                                 ------
  LESS DISTRIBUTIONS:
     Distributions from net investment income                                                                     (0.08)
     Distributions from capital gains                                                                             (0.10)
                                                                                                                 ------
        Total distributions                                                                                       (0.18)
                                                                                                                 ------
Net (decrease) in net asset value                                                                                 (1.14)
                                                                                                                 ------
NET ASSET VALUE at end of period                                                                                 $ 8.86
                                                                                                                 ======
TOTAL RETURN(3)                                                                                                   (9.62)%(5)

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                                                                           $5,624
Ratio of expenses to average net assets                                                                            1.04%(6)
Ratio of net investment income to average net assets                                                               1.45%(6)
Portfolio Turnover                                                                                                   13%(5)

------------------------------------------------------
(1) Commenced investment operations May 1, 2007.
(2) Based on average shares outstanding during the year.
(3) These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.
(4) Amount represents less than $0.005 per share.
(5) Not annualized.
(6) Annualized.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
112

================================================================================
 FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING
--------------------------------------------------------------------------------

                                                                                                          SMALL CAP GROWTH FUND
                                                                                                          =====================
                                                                                                               Inception to
                                                                                                               12/31/07(1)
===============================================================================================================================
NET ASSET VALUE at beginning of period                                                                           $10.00
                                                                                                                 ------
 INCOME FROM INVESTMENT OPERATIONS:
     Net investment income(2)                                                                                      0.01
     Net realized and unrealized gain on investments                                                               0.02
                                                                                                                 ------
        Total from investment operations                                                                           0.03
                                                                                                                 ------
 LESS DISTRIBUTIONS:
     Distributions from net investment income                                                                     (0.01)
     Distributions from capital gains                                                                             (0.07)
                                                                                                                 ------
        Total distributions                                                                                           (0.08)
                                                                                                                 ------
Net (decrease) in net asset value                                                                                 (0.05)
                                                                                                                 ------
NET ASSET VALUE at end of period                                                                                 $ 9.95
                                                                                                                 ======
TOTAL RETURN(3)                                                                                                    0.26%(4)

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                                                                           $6,034
Ratio of expenses to average net assets                                                                            1.03%(5)
Ratio of net investment income to average net assets                                                               0.19%(5)
Portfolio Turnover                                                                                                   75%(4)

                                                                                  GLOBAL SECURITIES FUND
                                                             ================================================================
                                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------------
                                                               2007          2006          2005          2004          2003
=============================================================================================================================
NET ASSET VALUE at beginning of period                       $ 14.36       $ 12.87       $ 11.49       $  9.72       $  6.94
                                                             ----------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
     Net investment income(2)                                   0.31          0.14          0.09          0.06          0.05
     Net realized and unrealized gain on investments            0.57          2.07          1.52          1.73          2.80
                                                             ----------------------------------------------------------------
        Total from investment operations                        0.88          2.21          1.61          1.79          2.85
                                                             ----------------------------------------------------------------
  LESS DISTRIBUTIONS:
     Distributions from net investment income                  (0.31)        (0.16)        (0.09)        (0.02)        (0.07)
     Distributions from capital gains                          (4.63)        (0.56)        (0.14)            -             -
                                                             ----------------------------------------------------------------
        Total distributions                                    (4.94)        (0.72)        (0.23)        (0.02)        (0.07)
                                                             ----------------------------------------------------------------
Net increase (decrease) in net asset value                     (4.06)         1.49          1.38          1.77          2.78
                                                             ----------------------------------------------------------------
NET ASSET VALUE at end of period                             $ 10.30       $ 14.36       $ 12.87       $ 11.49       $  9.72
                                                             ================================================================
TOTAL RETURN(3)                                                 5.77%        17.38%        13.97%        18.42%        41.24%

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                       $56,034       $57,220       $42,450       $29,979       $18,091
Ratio of expenses to average net assets                         0.96%         0.97%         0.97%         0.96%         0.96%
Ratio of net investment income to average net assets            2.06%         1.01%         0.80%         0.60%         0.66%
Portfolio Turnover                                               112%(6)        21%           27%           18%           35%

------------------------------------------------------
(1) Commenced investment operations May 1, 2007.
(2) Based on average shares outstanding during the year.
(3) These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.
(4) Not annualized.
(5) Annualized.
(6) Subadviser change May 1, 2007

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING
--------------------------------------------------------------------------------

                                                                                 INTERNATIONAL STOCK FUND
                                                             ================================================================
                                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------------
                                                               2007          2006          2005          2004          2003
=============================================================================================================================
NET ASSET VALUE at beginning of period                       $  13.78      $  12.38      $  11.36      $  9.54       $  7.19
                                                             ----------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
     Net investment income(2)                                    0.23          0.19          0.17         0.12          0.11
     Net realized and unrealized gain on investments             1.36          2.78          1.71         1.84          2.30
                                                             ----------------------------------------------------------------
        Total from investment operations                         1.59          2.97          1.88         1.96          2.41
                                                             ----------------------------------------------------------------
  LESS DISTRIBUTIONS:
     Distributions from net investment income                   (0.32)        (0.20)        (0.15)       (0.14)        (0.05)
     Distributions from capital gains                           (1.65)        (1.37)        (0.71)           -             -
     Return of Capital                                              -             -             -            -         (0.01)
                                                             ----------------------------------------------------------------
         Total distributions                                    (1.97)        (1.57)        (0.86)       (0.14)        (0.06)
                                                             ----------------------------------------------------------------
Net increase (decrease) in net asset value                      (0.38)         1.40          1.02         1.82          2.35
                                                             ----------------------------------------------------------------
NET ASSET VALUE at end of period                             $  13.40      $  13.78      $  12.38      $ 11.36       $  9.54
                                                             ================================================================
TOTAL RETURN(3)                                                 11.42%        24.19%        16.53%       20.48%        33.61%

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                       $164,151      $165,704      $108,482      $78,477       $56,606
Ratio of expenses to average net assets                          1.21%         1.22%         1.21%        1.21%         1.21%
Ratio of net investment income to average net assets             1.60%         1.48%         1.47%        1.16%         1.38%
Portfolio Turnover                                                 62%           62%           52%          46%           33%

                                                                                                    TARGET RETIREMENT 2020 FUND
                                                                                                    ===========================
                                                                                                           Inception to
                                                                                                            12/31/07(1)
===============================================================================================================================
NET ASSET VALUE at beginning of period                                                                        $10.00
                                                                                                              ------
  INCOME FROM INVESTMENT OPERATIONS:
     Net investment income(2)                                                                                   0.13
     Net realized and unrealized (loss) on investments                                                         (0.32)
                                                                                                              ------
        Total from investment operations                                                                       (0.19)
                                                                                                              ------
  LESS DISTRIBUTIONS:
     Distributions from net investment income                                                                  (0.18)
                                                                                                              ------
        Total distributions                                                                                    (0.18)
                                                                                                              ------
Net (decrease) in net asset value                                                                              (0.37)
                                                                                                              ------
NET ASSET VALUE at end of period                                                                              $ 9.63
                                                                                                              ======
TOTAL RETURN(3)                                                                                                (1.94)%(4)

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                                                                        $2,524
Ratio of expenses to average net assets                                                                         0.43%(5)
Ratio of net investment income to average net assets                                                            5.17%(5)
Portfolio Turnover                                                                                                 3%(4)

------------------------------------------------------
(1) Commenced investment operations October 1, 2007.
(2) Based on average shares outstanding during the year.
(3) These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.
(4) Not annualized.
(5) Annualized.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
114

================================================================================
 FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING
--------------------------------------------------------------------------------

                                                                                                    TARGET RETIREMENT 2030 FUND
                                                                                                    ===========================
                                                                                                           Inception to
                                                                                                            12/31/07(1)
===============================================================================================================================
NET ASSET VALUE at beginning of period                                                                        $10.00
                                                                                                              ------
  INCOME FROM INVESTMENT OPERATIONS:
     Net investment income(2)                                                                                   0.09
     Net realized and unrealized (loss) on investments                                                         (0.34)
                                                                                                              ------
        Total from investment operations                                                                       (0.25)
                                                                                                              ------
  LESS DISTRIBUTIONS:
     Distributions from net investment income                                                                  (0.21)
                                                                                                              ------
        Total distributions                                                                                    (0.21)
                                                                                                              ------
Net (decrease) in net asset value                                                                              (0.46)
                                                                                                              ------
NET ASSET VALUE at end of period                                                                              $ 9.54
                                                                                                              ======
TOTAL RETURN(3)                                                                                                (2.51)%(4)

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                                                                        $1,521
Ratio of expenses to average net assets                                                                         0.44%(5)
Ratio of net investment income to average net assets                                                            3.53%(5)
Portfolio Turnover                                                                                                 1%(4)

                                                                                                    TARGET RETIREMENT 2040 FUND
                                                                                                    ===========================
                                                                                                           Inception to
                                                                                                            12/31/07(1)
===============================================================================================================================
NET ASSET VALUE at beginning of period                                                                        $10.00
                                                                                                              ------
  INCOME FROM INVESTMENT OPERATIONS:
     Net investment income(2)                                                                                   0.07
     Net realized and unrealized (loss) on investments                                                         (0.36)
                                                                                                              ------
        Total from investment operations                                                                       (0.29)
                                                                                                              ------
  LESS DISTRIBUTIONS:
     Distributions from net investment income                                                                  (0.23)
                                                                                                              ------
        Total distributions                                                                                    (0.23)
                                                                                                              ------
Net (decrease) in net asset value                                                                              (0.52)
                                                                                                              ------
NET ASSET VALUE at end of period                                                                              $ 9.48
                                                                                                              ======
TOTAL RETURN(3)                                                                                                (2.86)%(4)

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                                                                        $1,193
Ratio of expenses to average net assets                                                                         0.44%(5)
Ratio of net investment income to average net assets                                                            2.76%(5)
Portfolio Turnover                                                                                                 1%(4)

------------------------------------------------------
(1) Commenced investment operations October 1, 2007.
(2) Based on average shares outstanding during the year.
(3) These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.
(4) Not annualized.
(5) Annualized.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION

The Ultra Series Fund (the "Trust"), a Massachusetts Business Trust, is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as a diversified, open-end management investment company. The Trust is a series fund with 18 investment portfolios (the "funds"), each with different investment objectives and policies. The funds currently available are the Money Market Fund, Bond Fund, High Income Fund, Diversified Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Value Fund, Mid Cap Growth Fund, Small Cap Value Fund, Small Cap Growth Fund, Global Securities Fund, and International Stock Fund (collectively, the "Core Funds"), the Conservative Allocation Fund, Moderate Allocation Fund and Aggressive Allocation Fund (collectively, the "Target Allocation Funds"), and the Target Retirement 2020 Fund, Target Retirement 2030 Fund, and Target Retirement 2040 Fund (collectively, the "Target Date Funds"). The Target Date Funds commenced operations on October 1, 2007. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of the Trust without par value. As of the date of this report, the trustees have authorized the issuance of one class of shares of the funds designated as Class Z. Class Z shares are offered to separate accounts (the "Accounts") of CUNA Mutual Insurance Society and to qualified pension and retirement plans of CUNA Mutual Insurance Society or its affiliates ("CUNA Mutual Group"). The Trust may, in the future, offer other share classes to separate accounts of insurance companies and to qualified pension and retirement plans that are not affiliated with CUNA Mutual Group. The Trust does not offer shares directly to the general public.

The Trust has entered into a Management Agreement with MEMBERS Capital Advisors, Inc. (the "Investment Adviser" or "MCA"). The Investment Adviser, in turn, has entered into subadvisory agreements with certain subadvisers ("Subadvisers") for the management of the investments of the High Income, Mid Cap Growth, Small Cap Value, Small Cap Growth, Global Securities, and International Stock Funds and a portion of the Mid Cap Value Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by each fund in the preparation of its financial statements.

PORTFOLIO VALUATION: Securities and other investments are valued as follows:
Equity securities and exchange-traded funds ("ETFs") listed on any U.S. or foreign stock exchange or quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the last quoted sale price or official closing price on that exchange or NASDAQ on the valuation day (provided that, for securities traded on NASDAQ, the funds utilize the NASDAQ Official Closing Price). If no sale occurs, (a) equities traded on a U.S. exchange or on NASDAQ are valued at the mean between the closing bid and closing asked prices and (b) equity securities traded on a foreign exchange are valued at the official bid price. Debt securities purchased with a remaining maturity of 61 days or more are valued by a pricing service selected by the Trust or on the basis of dealer-supplied quotations. Investments in shares of open-ended mutual funds, including money market funds, are valued at their daily net asset value ("NAV") which is calculated as of 3:00 p.m. Central Time on each day on which the New York Stock Exchange is open for business. NAV per share is determined by dividing each fund's total net assets by the number of shares of such fund outstanding at the time of calculation. Since the assets of each Target Allocation and each Target Date Fund consist primarily of shares of underlying funds, the NAV of each fund is determined based on the NAV's of the underlying funds. Total net assets are determined by adding the total current value of portfolio securities, cash, receivables, and other assets and subtracting liabilities. Short-term instruments having maturities of 60 days or less and all securities in the Money Market Fund are valued on an amortized cost basis, which approximates market value.

Over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day. If no sale occurs on the valuation day, an over-the-counter security is valued at the mean between the last bid and asked prices. Over-the-counter options are valued based upon prices provided by market makers in such securities or dealers in such currencies. Financial futures contracts generally are valued at the settlement price established by the exchange on which the contracts are primarily traded. The Trust's Securities Valuation Committee (the "Committee") shall estimate the fair value of futures positions affected by the daily limit by using its valuation procedures for determining fair value, when necessary. Forward foreign currency exchange contracts are valued based on quotations supplied by dealers in such contracts. The value of all assets and liabilities denominated in foreign currencies will be converted into U.S. dollar values using the current exchange rate.

--------------------------------------------------------------------------------
116

================================================================================
 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

All other securities for which either quotations are not readily available, no other sales have occurred, or in the Investment Adviser's opinion, do not reflect the current market value, are appraised at their fair values as determined in good faith by the Committee and under the general supervision of the Board of Trustees. When fair value pricing of securities is employed, the prices of securities used by the funds to calculate NAV may differ from market quotations or official closing prices. Because the Target Allocation and Target Date Funds will only invest in underlying funds, government securities and short-term paper, it is not anticipated that the Investment Adviser will need to "fair" value any of the investments of these funds. However, an underlying fund may need to "fair" value one or more of its investments.

A fund's investments (or underlying fund) will be valued at fair value if in the judgment of the Committee an event impacting the value of an investment occurred between the closing time of a security's primary market or exchange (for example, a foreign exchange or market) and the time the fund's share price is calculated at 3:00 p.m. Central Time. Significant events may include, but are not limited to, the following: (1) significant fluctuations in domestic markets, foreign markets or foreign currencies; (2) occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant government actions; and (3) major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Committee would determine the fair value of affected securities considering factors including, but not limited to: index options and futures traded subsequent to the close; depository receipts; currency spot or forward markets that trade after pricing or foreign exchange; and other derivative securities traded after the close such as WEBs and SPDRs. The Committee may rely on an independent fair valuation service to adjust the valuations of foreign equity securities based on specific market-movement parameters established by the Committee and approved by the Trust.

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on ex-dividend date. Amortization and accretion are recorded on the effective yield method.

FEDERAL INCOME TAXES: It is each fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 applicable to regulated investment companies and to distribute substantially all its taxable income to its shareholders, accordingly, no provisions for federal income taxes are recorded in the accompanying financial statements.

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 addresses the accounting for uncertainty in income taxes and establishes for all entities, including pass-through entities, such as the funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction). As required, the funds adopted FIN 48 effective June 29, 2007 for all open tax years and have determined that no material uncertain tax positions exist. As a result, the funds have not recorded any liabilities for material unrecognized tax benefits as of December 31, 2007. It is the funds' policy to recognize accrued interest and penalties related to uncertain tax benefits in income taxes. Tax years that remain open to examination by major tax jurisdictions include 2004 through 2007.

EXPENSES: Expenses that are directly related to one fund are charged directly to that fund. Other operating expenses are prorated to the funds on the basis of relative net assets.

REPURCHASE AGREEMENTS: Each fund may engage in repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. As of December 31, 2007, none of the funds have open repurchase agreements.

The Trust has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Trust's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that the repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a fund could experience delays in liquidating the underlying securities during the period in which the fund seeks to enforce its rights thereto, possible subnormal levels of income, declines in value of the underlying securities, or lack of access to income during this period and the expense of enforcing its rights.

FOREIGN CURRENCY TRANSACTIONS: The books and records are maintained in U.S. dollars. Foreign currency denominated transactions (i.e., market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange.

--------------------------------------------------------------------------------

================================================================================
 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The Mid Cap Growth, Global Securities and International Stock Funds report certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

The funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which are due to changes in market prices of securities. Such amounts are categorized as gain or loss on investments for financial reporting purposes.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: Each fund, except the Money Market Fund, may purchase and sell forward foreign currency exchange contracts for defensive or hedging purposes. When entering into forward foreign currency exchange contracts, the funds agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily. The funds' net assets reflect unrealized gains or losses on the contracts as measured by the difference between the forward foreign currency exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. The funds realize a gain or a loss at the time the forward foreign currency exchange contracts are settled or closed out with an offsetting contract. Realized and unrealized gains and losses are included in the Statements of Operations. For the year ended December 31, 2007, the Global Securities Fund had an open forward foreign currency exchange contract.

If a fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose, the fund will be required to place cash or other liquid assets in a segregated account with the fund's custodian in an amount equal to the value of the fund's total assets committed to the consummation of the forward contract. If the value of the securities in the segregated account declines, additional cash or securities will be placed in the segregated account so that the value of the account will equal the amount of the fund's commitment with respect to the contract.

FUTURES CONTRACTS: Each fund, except the Money Market Fund, may purchase and sell futures contracts and purchase and write options on futures contracts. The funds will engage in futures contracts or related options transactions to hedge certain market positions. Upon entering into a futures contract, the fund is required to pledge to the broker an amount of cash, U.S. Government securities or other assets, equal to a certain percentage of the contract (initial margin deposit). Subsequent payments, known as "variation margin," are made or received by the fund each day, depending on the daily fluctuations in the fair value of the futures contract. When a fund enters into a futures contract, the fund segregates in cash or liquid securities, of any type or maturity, equal in value to the fund's commitment. The fund recognizes a gain or loss equal to the daily change in the value of the futures contracts. Should market conditions move unexpectedly, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. As of December 31, 2007, none of the funds have open futures contracts.

DELAYED DELIVERY SECURITIES: Each fund may purchase securities on a when-issued or delayed delivery basis. "When-issued" refers to securities whose terms are available and for which a market exists, but that have not been issued. For when-issued or delayed delivery transactions, no payment is made until delivery date, which is typically longer than the normal course of settlement, and often more than a month or more after the purchase. When a fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the fund segregates in cash or liquid securities, of any type or maturity, equal in value to the fund's commitment. Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic or other factors. As of December 31, 2007, no funds held any delayed delivery or when-issued securities.

RECLASSIFICATION ADJUSTMENTS: Paid-in capital, undistributed net investment income, and accumulated net realized gain (loss) have been adjusted in the Statements of Assets and Liabilities for permanent book-tax differences for all funds. Differences primarily relate to the tax treatment of net operating losses, paydown gains and losses, foreign currency gains and losses, and distributions from real estate investment trusts and passive foreign investment companies.

NEW ACCOUNTING PRONOUNCEMENTS: FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands financial statement disclosures about fair value measurements. Management is currently evaluating the application of FAS 157 to the funds, and is not in a position at this time to estimate the significance of its impact, if any, on the funds' financial statements.

--------------------------------------------------------------------------------
118

================================================================================
 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

3. ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS

The Trust has entered into a Management Agreement with MEMBERS Capital Advisors, Inc., an affiliated company, whereby MCA provides or has arranged to provide directly or through third parties, investment advisory, custody, transfer agency, dividend disbursing, legal, accounting, and administrative services to the funds. MCA has entered into subadvisory agreements with certain Subadvisers for the management of the investments of the High Income Fund, Mid Cap Growth Fund, Small Cap Value, Small Cap Growth, Global Securities Fund, International Stock Fund and a portion of the Mid Cap Value Fund.

For services under the Management Agreement, MCA is entitled to receive a management fee, which is calculated daily and paid monthly, at an annual rate based upon the following percentages of average daily net assets: .45% for the Money Market Fund, .55% for the Bond Fund, .75% for the High Income Fund, .70% for the Diversified Income Fund, .60% for the Large Cap Value Fund, .80% for the Large Cap Growth Fund, 1.00% for the Mid Cap Value Fund, .85% for the Mid Cap Growth Fund, 1.10% for the Small Cap Value and Small Cap Growth Funds, .95% for the Global Securities Fund, 1.20% for the International Stock Fund, 0.30% for each of the Target Allocation Funds, and 0.40% for each of the Target Date Funds. The investment adviser has contractually agreed to reduce the management fee of the Target Allocation Funds from .30% to .20% until at least April 30, 2008.

MCA is solely responsible for the payment of all fees to the Subadvisers. The Subadvisers for the funds are Shenkman Capital Management, Inc. for the High Income Fund, Wellington Management Company, LLP for a portion of the Mid Cap Value Fund, the entire Mid Cap Growth Fund and Small Cap Value Fund, Paradigm for the Small Cap Growth Fund, Mondrian Investment Partners Limited (effective May 1, 2007) for the Global Securities Fund and Lazard Asset Management LLC for the International Stock Fund. MCA manages the other portion of the Mid Cap Value Fund, Bond Fund, Diversified Income Fund, Large Cap Growth Fund, Large Cap Value Fund, Money Market Fund, Target Allocation Funds and the Target Date Funds.

In addition to the management fee, the Trust is responsible for fees of the disinterested trustees, brokerage commissions and other expenses incurred in connection with the acquisition or disposition of investments, costs of borrowing money, expenses for independent audits, tax, compliance and extraordinary expenses as approved by a majority of the disinterested trustees.

Unaffiliated trustees receive from the Trust an annual fee paid quarterly, with additional remuneration paid to the Board of Trustees' chairman and audit committee chair.

All fund shares are distributed through CUNA Brokerage Service, Inc. ("CUNA Brokerage"), an affiliated company, pursuant to a distribution agreement between the Trust and CUNA Brokerage. CUNA Brokerage's principal place of business is located at 5910 Mineral Point Road, Madison, WI 53705.

The Trust has entered into an agreement with CUNA Mutual Insurance Society setting forth the terms and conditions pursuant to which the Accounts purchase and redeem shares of the funds. Investments in the Trust by the Accounts are made through either variable annuity or variable life insurance contracts. Net purchase payments under the variable contracts are placed in one or more sub-accounts of the Accounts, and the assets of each sub-account are invested (without sales or redemption charges) in shares of the fund corresponding to that sub-account. Shares are purchased and redeemed at a price equal to the shares' net asset value. The assets of each fund are held separate from the assets of the other funds.

4. DIVIDENDS FROM NET INVESTMENT INCOME AND DISTRIBUTIONS OF CAPITAL GAINS

With respect to the Money Market Fund, dividends from net investment income and net realized gains are declared and reinvested daily in additional full and fractional shares of the Money Market Fund. The Bond Fund, High Income Fund, Diversified Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Small Cap Value, Small Cap Growth, Mid Cap Value Fund, Mid Cap Growth Fund, Global Securities Fund, International Stock Fund, Target Allocation Funds, and Target Date Funds declare and reinvest dividends from net investment income annually in additional full and fractional shares of the respective funds. The funds distribute net realized gains from investment transactions, if any, to shareholders annually.

Income and capital gain distributions, if any, are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Taxable distributions from income and realized capital gains of the funds may differ from book amounts earned during the period due to differences in the timing of capital gains recognition, and due to the reclassification of certain gains or losses from capital to income.

--------------------------------------------------------------------------------

================================================================================
 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5. SECURITIES TRANSACTIONS

For the year ended December 31, 2007, aggregate cost of purchases and proceeds from sales of securities, other than short-term investments, were as follows:

                                U.S. GOVERNMENT SECURITIES        OTHER INVESTMENT SECURITIES
                                --------------------------       ----------------------------
FUND                              PURCHASES       SALES           PURCHASES          SALES
----                            ------------  ------------       ------------    ------------
Conservative Allocation         $      -      $      -           $ 65,827,721    $  9,080,877
Moderate Allocation                    -             -            212,490,981      34,744,830
Aggressive Allocation                  -             -             65,241,614      21,107,760
Bond                             128,003,170   122,273,968         42,791,424      51,241,403
High Income                            -             -            104,594,244     116,093,860
Diversified Income                62,173,728    94,580,652        210,514,327     257,764,411
Large Cap Value                        -             -            600,039,809     741,257,024
Large Cap Growth                       -             -            500,487,619     570,640,238
Mid Cap Value                          -             -            232,765,973     257,593,383
Mid Cap Growth                         -             -            394,738,699     429,501,994
Small Cap Value(1)                     -             -              6,875,892         657,633
Small Cap Growth(1)                    -             -             10,121,633       4,096,492
Global Securities                      -             -             65,147,723      69,056,231
International Stock                    -             -            105,257,648     123,700,426
Target Retirement 2020(2)              -             -              2,607,663          54,945
Target Retirement 2030(2)              -             -              1,554,233           7,244
Target Retirement 2040(2)              -             -              1,240,551          15,320

--------------------------------------------------------
(1) Commenced investment operations on May 1, 2007.
(2) Commenced investment operations on October 1, 2007.

6. FOREIGN SECURITIES

Each fund may invest in foreign securities; provided, however, that the Money Market Fund is limited to U.S. dollar-denominated foreign money market securities. Foreign securities refer to securities that are: (1) issued by companies organized outside the U.S. or whose principal operations are outside the U.S., (2) issued by foreign governments or their agencies or instrumentalities, (3) principally traded outside the U.S., or (4) quoted or denominated in a foreign currency. Foreign securities include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), Swedish Depositary Receipts ("SDRs") and foreign money market securities. Dollar-denominated securities that are part of the Merrill Lynch U.S. Domestic Master Index are not considered a foreign security.

Certain funds have reclaim receivable balances, in which the funds are due a reclaim on the taxes that have been paid to some foreign jurisdictions. The values of all reclaims are not significant for any of the funds and are reflected in Other Assets on the Statement of Assets and Liabilities. On a periodic basis, these receivables are reviewed to ensure the current receivable balance is reflective of the amount deemed to be collectible.

7. SECURITIES LENDING

Each fund, except the Money Market, Small Cap Value, Small Cap Growth, Target Allocation, and Target Date Funds, entered into a Securities Lending Agreement (the "Agreement") with State Street Bank and Trust Company ("State Street"). Under the terms of the Agreement, the funds may lend portfolio securities to qualified borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash or other liquid assets at least equal to 102% of the value of the securities, which is determined on a daily basis. At December 31, 2007, cash collateral received for funds engaged in securities lending was invested in the State Street Navigator Securities Lending Prime Portfolio. Additionally, the Bond, Diversified Income, Large Cap Value, Large Cap Growth, Mid Cap Value, Mid Cap Growth, and International Stock Funds received non-cash collateral, which they are not permitted to sell or repledge, in the amounts of $4,325,351, $9,724,363, $3,837,089, $5,105,900, $5,909,182,
$7,040,692, and $19,499, respectively. The value of all cash collateral is included within the Portfolio of Investments with an offsetting liability, payable upon return of securities loaned, reflected on the Statements of Assets and Liabilities.

--------------------------------------------------------------------------------
120

================================================================================
 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Amounts earned as interest on investments of cash collateral, net of rebates and fees, are included in the Statements of Operations. The value of securities on loan at December 31, 2007 is as follows:

FUND                      VALUE OF SECURITIES ON LOAN             FUND                      VALUE OF SECURITIES ON LOAN
----                      ---------------------------             ----                      ---------------------------
Bond                              $164,546,887                    Mid Cap Value                      $72,924,527
High Income                         22,289,209                    Mid Cap Growth                      88,083,416
Diversified Income                  82,812,005                    Global Securities                    8,422,651
Large Cap Value                     45,372,883                    International Stock                  8,920,672
Large Cap Growth                    37,724,263

The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral.

8. TAX INFORMATION

The tax character of distributions paid during the years ended December 31, 2007 and 2006 was as follows:

                                             ORDINARY INCOME                LONG-TERM CAPITAL GAINS
                                         --------------------------     ---------------------------
FUND                                         2007          2006             2007            2006
----                                     -----------   ------------     ------------    -----------
Conservative Allocation                  $ 1,348,767   $    113,300     $    113,687    $     -
Moderate Allocation                        3,679,207        424,650          749,278          -
Aggressive Allocation                        867,381        273,700          934,096          -
Money Market                               5,113,441      3,988,897            -              -
Bond                                      26,026,147     29,028,791            -              -
High Income                               10,814,779     10,449,508           66,885         64,885
Diversified Income                        26,878,629     20,700,943       17,277,727     78,911,900
Large Cap Value                           32,646,965     26,081,950      102,774,104     83,479,100
Large Cap Growth                           2,309,437      2,423,723       19,098,900          -
Mid Cap Value                             15,999,520      9,697,921       24,960,894     36,154,450
Mid Cap Growth                            11,966,315     28,759,017       25,622,244     53,284,819
Small Cap Value(1)                           113,700             NA            -                 NA
Small Cap Growth(1)                           47,600             NA            -                 NA
Global Securities                          2,704,422        808,423       15,749,330      1,945,812
International Stock                        5,895,088      4,893,103       15,739,772     12,146,440
Target Retirement 2020(2)                     45,500             NA            -                 NA
Target Retirement 2030(2)                     31,900             NA            -                 NA
Target Retirement 2040(2)                     28,400             NA            -                 NA

------------------------------------------------------
(1) Commenced investment operations on May 1, 2007.
(2) Commenced investment operations on October 1, 2007.

--------------------------------------------------------------------------------

================================================================================
 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

FUND                          ORDINARY INCOME        LONG-TERM CAPITAL GAINS
----                          ---------------        -----------------------
Conservative Allocation         $   -                     $ 1,067,962
Moderate Allocation               79,377                    4,904,160
Aggressive Allocation             41,699                    2,663,564
Bond                             205,601                         -
High Income                      580,666                         -
Diversified Income               256,183                      534,313
Large Cap Value                  471,858                      606,260
Large Cap Growth                  32,874                    1,186,434
Mid Cap Value                    441,461                      287,184
Mid Cap Growth                      -                       3,840,199
Small Cap Value(1)                 2,100                         -
Small Cap Growth(1)                1,347                         -
Global Securities                340,230                      481,988
International Stock              898,051                    5,318,477
Target Retirement 2020(2)         12,789                       32,983
Target Retirement 2030(2)          5,591                       25,438
Target Retirement 2040(2)          5,485                       24,465

------------------------------------------------------
(1)Commenced investment operations on May 1, 2007.
(2)Commenced investment operations on October 1, 2007.

For federal income tax purposes, the funds listed below have capital loss carryovers as of December 31, 2007, which are available to offset future capital gains, if any:

                                                       CARRYOVER EXPIRING IN:
                                                       ----------------------
                        2008      2009       2010        2011        2012        2013        2014       2015
                     ----------  ------   ----------   --------   ----------  ----------   --------   --------
Bond                 $7,577,224   $ -     $1,857,702   $104,606   $1,560,242  $1,445,891   $816,322   $228,563
High Income              -          -         -           -            -           -          -        640,978

The Large Cap Growth Fund utilized $31,762,903 of prior capital loss carryovers during the year ended December 31, 2007.

After October 31, 2007, the following funds had capital and currency losses in the following amounts:

                              POST-OCTOBER CAPITAL LOSS        POST-OCTOBER CURRENCY LOSSES
                              -------------------------        ----------------------------
High Income                           $1,285,386                        $  -
Small Cap Value                           42,851                           -
Small Cap Growth                          32,653                           -
International Stock                        -                             57,738

For federal income tax purposes, these amounts are deferred and deemed to have occurred in the next fiscal year.

--------------------------------------------------------------------------------
122

================================================================================
 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

At December 31, 2007, the aggregate gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis for each fund were as follows:

FUND                         APPRECIATION      DEPRECIATION          NET
----                         ------------     -------------     -------------
Conservative Allocation      $    517,312     $ (2,021,488)     $ (1,504,176)
Moderate Allocation             3,524,418       (8,426,675)       (4,902,257)
Aggressive Allocation           2,153,437       (3,096,596)         (943,159)
Bond                           12,342,445       (9,299,517)        3,042,928
High Income                       620,191       (4,820,250)       (4,200,059)
Diversified Income             44,879,915      (12,342,318)       32,537,597
Large Cap Value               284,218,534      (50,228,796)      233,989,738
Large Cap Growth              118,373,093      (23,701,575)       94,671,518
Mid Cap Value                  46,492,116      (27,377,693)       19,114,423
Mid Cap Growth                 45,248,069      (30,303,980)       14,944,089
Small Cap Value(1)                210,171         (811,012)         (600,841)
Small Cap Growth(1)               535,734         (536,536)             (802)
Global Securities               3,538,586       (4,739,891)       (1,201,305)
International Stock            32,070,372       (2,856,392)       29,213,980
Target Retirement 2020(2)           -             (122,499)         (122,499)
Target Retirement 2030(2)           -              (90,939)          (90,939)
Target Retirement 2040(2)           -              (93,138)          (93,138)

------------------------------------------------------
(1) Commenced investment operations on May 1, 2007.
(2) Commenced investment operations on October 1, 2007.

The differences between cost amounts for book purposes and tax purposes are primarily due to the tax deferral of losses.

9. CONCENTRATION OF RISK

Investing in certain financial instruments, including forward foreign currency contracts and futures contracts, involves risk other than that reflected in the Statements of Assets and Liabilities. Risks associated with these instruments include potential for an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts, changes in the value of foreign currency relative to the U.S. dollar and financial statement volatility resulting from an imperfect correlation between the movements in the prices of the instruments and the prices of the underlying securities and interest rates being hedged. The High Income Fund, Mid Cap Growth Fund, International Stock Fund, and the Global Securities Fund enter into these contracts primarily to protect these funds from adverse currency movements.

Investing in foreign securities involves certain risks not necessarily found in U.S. markets. These include risks associated with adverse changes in economic, political, regulatory and other conditions, changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments or capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Further, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers.

The High Income Fund invests in securities offering high current income which generally will include bonds in the below investment grade categories of recognized ratings agencies (so-called "junk bonds"). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The fund generally invests at least 80% of its assets in high yield securities.

The Target Allocation Funds and Target Date Funds are fund of funds, meaning that they invest primarily in the shares of other registered investment companies (the "underlying funds"), including ETFs. Thus, each fund's investment performance and it's ability to achieve its investment goal are directly related to the performance of the underlying funds in which it invests; and the underlying fund's performance, in turn, depends on the particular securities in which that underlying fund invests and the expenses of that fund. Accordingly, these funds are subject to the risks of the underlying funds in direct proportion to the allocation of their respective assets among the underlying funds.

Additionally, the Target Allocation Funds and Target Date Funds are subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the fund's assets among the various asset classes and market segments will cause the fund to under perform other funds with a similar investment objective.

--------------------------------------------------------------------------------

================================================================================
 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

10. AFFILIATED COMPANY TRANSACTIONS

The Target Allocation Funds and Target Date Funds invest in underlying funds, of which certain underlying funds (the "affiliated underlying funds"), may be deemed to be under common control because of the same Board of Trustees. A summary of the transactions with each affiliated underlying fund during the year ended December 31, 2007 follows:

                                    BALANCE OF                          BALANCE OF
                                     SHARES                               SHARES
                                     HELD AT      GROSS         GROSS    HELD AT       VALUE AT     REALIZED      DISTRIBUTIONS
FUND/UNDERLYING FUND               12/31/2006   ADDITIONS       SALES   12/31/2007    12/31/2007   GAIN (LOSS)     RECEIVED(2)
--------------------               ----------   ---------       -----   ----------    ----------   -----------    -------------
CONSERVATIVE ALLOCATION FUND

MEMBERS Bond Fund
     Class Y                         274,769      796,333     287,134      783,968     $ 7,753,444     $(11,327)     $  183,009
MEMBERS Cash Reserves
     Fund Class Y                  1,078,886    2,203,443   3,282,329         -              -             -             37,140
MEMBERS High Income
     Fund Class Y                     57,564      404,204      18,785      442,983       3,136,323         (714)        130,968
MEMBERS International Stock
     Fund Class Y                     30,879      222,651      20,874      232,656       3,222,279       13,723         532,175
MEMBERS Large Cap Growth
     Fund Class Y(1)                  65,847      397,813      34,234      429,426       7,210,055       53,002             -
MEMBERS Large Cap Value
     Fund Class Y                     49,158      324,763      17,353      356,568       5,583,853       10,274         113,789
MEMBERS Mid Cap Growth
     Fund Class Y                     49,247      300,598      17,608      332,237       2,312,367        7,449          16,524
-------------------------------------------------------------------------------------------------------------------------------
TOTALS                                                                                 $29,218,321     $ 72,407      $1,013,605

                                    BALANCE OF                          BALANCE OF
                                     SHARES                               SHARES
                                     HELD AT      GROSS         GROSS    HELD AT       VALUE AT     REALIZED      DISTRIBUTIONS
FUND/UNDERLYING FUND               12/31/2006   ADDITIONS       SALES   12/31/2007    12/31/2007   GAIN (LOSS)     RECEIVED(2)
--------------------               ----------   ---------       -----   ----------    ----------   -----------    -------------
MODERATE ALLOCATION FUND

MEMBERS Bond Fund
     Class Y                         379,093    1,963,178       52,503    2,289,768    $ 22,645,802    $ (4,865)     $  557,706
MEMBERS Cash Reserves
     Fund Class Y                  1,864,303    3,269,683    5,133,986        -               -             -            67,644
MEMBERS High Income
     Fund Class Y                    340,940    1,769,570       36,092    2,074,418      14,686,881      (2,876)        695,268
MEMBERS International Stock
     Fund Class Y                    320,748    1,540,068      880,706      980,110      13,574,529     445,984       2,242,711
MEMBERS Large Cap Growth
     Fund Class Y(1)                 385,735    1,262,679      196,750    1,451,664      24,373,438     109,882            -
MEMBERS Large Cap Value
     Fund Class Y                    267,282    1,264,032      403,211    1,128,103      17,666,093     (56,446)        477,612
MEMBERS Mid Cap Growth
     Fund Class Y                    590,989    2,023,886      236,824    2,378,051      16,551,237      (2,486)        118,288
MEMBERS Mid Cap Value
     Fund Class Y                    177,595      695,906       69,912      803,589       9,393,951    (166,624)        003,113
MEMBERS Small Cap Growth
     Fund Class Y                      -          970,812       17,844      952,968       9,920,399      (6,581)        116,819
MEMBERS Small Cap Value
     Fund Class Y                      -          812,837       13,288      799,549       7,531,753      (5,726)        191,518
-------------------------------------------------------------------------------------------------------------------------------
TOTALS                                                                                 $136,344,083    $310,262      $5,470,679

------------------------------------------------------
(1) Non-income producing.
(2) Distributions received includes distributions from net investment income and from capital gains from the underlying funds.

--------------------------------------------------------------------------------
124

================================================================================
 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                    BALANCE OF                          BALANCE OF
                                     SHARES                               SHARES
                                     HELD AT      GROSS        GROSS     HELD AT       VALUE AT     REALIZED     DISTRIBUTIONS
FUND/UNDERLYING FUND               12/31/2006   ADDITIONS      SALES    12/31/2007    12/31/2007   GAIN (LOSS)    RECEIVED(3)
--------------------               ----------   ---------      -----    ----------    ----------   -----------   -------------
AGGRESSIVE ALLOCATION FUND

MEMBERS International Stock
     Fund Class Y                     352,708     836,877     585,295      604,290   $ 8,369,416     $ 431,720      $1,384,647
MEMBERS Large Cap Growth
     Fund Class Y(2)                  290,110     440,789     151,214      579,685     9,732,912       112,831          -
MEMBERS Large Cap Value
     Fund Class Y                     197,769     435,437     237,405      395,801     6,198,251        77,205         190,735
MEMBERS Mid Cap Growth
     Fund Class Y                     480,046     783,347     228,347    1,035,046     7,203,922        86,544          51,546
MEMBERS Mid Cap Value
     Fund Class Y                     189,891     354,938      77,433      467,396    5,5463,861      (164,366)        584,312
MEMBERS Small Cap Growth
     Fund Class Y                       -         509,165      28,777      480,388     5,000,839       (18,003)         58,978
MEMBERS Small Cap Value
     Fund Class Y                       -         528,077      17,863      510,214     4,806,217       (12,188)        122,360
------------------------------------------------------------------------------------------------------------------------------
TOTALS                                                                               $46,775,418     $ 513,743      $2,392,578

                                    BALANCE OF                          BALANCE OF
                                     SHARES                               SHARES
                                     HELD AT      GROSS         GROSS    HELD AT       VALUE AT     REALIZED     DISTRIBUTIONS
FUND/UNDERLYING FUND               12/31/2006   ADDITIONS       SALES   12/31/2007    12/31/2007   GAIN (LOSS)    RECEIVED(3)
--------------------               ----------   ---------       -----   ----------    ----------   -----------   -------------
TARGET RETIREMENT 2020 FUND(1)

MEMBERS High Income
     Fund Class Y                     -            33,031         665       32,366      $229,155       $  (166)        $ 4,533
MEMBERS Large Cap Growth
     Fund Class Y(2)                  -            15,367         321       15,046       252,621          (332)            -
MEMBERS Large Cap Value
     Fund Class Y                     -            16,032         338       15,694       245,772          (595)          5,062
MEMBERS Mid Cap Growth
     Fund Class Y                     -            14,400         310       14,090        98,065          (254)            708
------------------------------------------------------------------------------------------------------------------------------
TOTALS                                                                                  $825,613       $(1,347)        $10,303

                                    BALANCE OF                          BALANCE OF
                                     SHARES                               SHARES
                                     HELD AT      GROSS         GROSS    HELD AT       VALUE AT     REALIZED     DISTRIBUTIONS
FUND/UNDERLYING FUND               12/31/2006   ADDITIONS       SALES   12/31/2007    12/31/2007   GAIN (LOSS)    RECEIVED(3)
--------------------               ----------   ---------       -----   ----------    ----------   -----------   -------------
TARGET RETIREMENT 2030 FUND(1)

MEMBERS High Income
     Fund Class Y                      -           15,322          47       15,275      $108,148         $ (12)         $2,212
MEMBERS Large Cap Growth
     Fund Class Y(2)                   -            9,135          29        9,106       152,892           (27)           -
MEMBERS Large Cap Value
     Fund Class Y                      -            9,460          30        9,430       147,677           (48)          2,958
MEMBERS Mid Cap Growth
     Fund Class Y                      -           10,638          34       10,604        73,802           (27)            518
MEMBERS Small Cap Growth
     Fund Class Y                      -            4,295          14        4,281        44,567           (16)            516
------------------------------------------------------------------------------------------------------------------------------
TOTALS                                                                                  $527,086         $(130)         $6,204

------------------------------------------------------
(1) Commenced investment operations on October 1, 2007.
(2) Non-income producing.
(3) Distributions received includes distributions from net investment income and from capital gains from the underlying funds.

--------------------------------------------------------------------------------

================================================================================
 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                    BALANCE OF                          BALANCE OF
                                     SHARES                               SHARES
                                     HELD AT      GROSS         GROSS    HELD AT       VALUE AT     REALIZED     DISTRIBUTIONS
FUND/UNDERLYING FUND               12/31/2006   ADDITIONS       SALES   12/31/2007    12/31/2007   GAIN (LOSS)    RECEIVED(3)
--------------------               ----------   ---------       -----   ----------    ----------   -----------   -------------
TARGET RETIREMENT 2040 FUND(1)
MEMBERS High Income
     Fund Class Y                     -             6,970           72       6,898      $ 48,835         $ (17)         $1,119
MEMBERS Large Cap Growth
     Fund Class Y(2)                  -             7,270           78       7,192       120,757           (76)             -
MEMBERS Large Cap Value
     Fund Class Y                     -             7,446           82       7,364       115,322          (133)          2,377
MEMBERS Mid Cap Growth
     Fund Class Y                     -            11,722          132      11,590        80,666          (108)            583
MEMBERS Small Cap Growth
     Fund Class Y                     -             4,504           50       4,454        46,368           (60)            552
------------------------------------------------------------------------------------------------------------------------------
TOTALS                                                                                  $411,948         $(394)         $4,631

------------------------------------------------------
(1) Commenced investment operations on October 1, 2007.
(2) Non-income producing.
(3) Distributions received includes distributions from net investment income and from capital gains from the underlying funds.

--------------------------------------------------------------------------------
126

================================================================================
 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of Ultra Series Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of Ultra Series Fund comprising the Money Market Fund, Bond Fund, Diversified Income Fund, High Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Value Fund, Mid Cap Growth Fund, International Stock Fund, Global Securities Fund, Small Cap Value Fund, Small Cap Growth Fund, Conservative Allocation Fund, Moderate Allocation Fund, Aggressive Allocation Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, and Target Retirement 2040 Fund (collectively, the "Funds") as of December 31, 2007, and the related statements of operations for the respective period then ended. We have audited the statements of changes in net assets for each of the two years in the period ended December 31, 2007 and the financial highlights for each of the four years in the period ended December 31, 2007 for the Money Market Fund, Bond Fund, Diversified Income Fund, High Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Value Fund, Mid Cap Growth Fund, International Stock Fund, and Global Securities Fund. We have audited the statements of changes in net assets and financial highlights for each of the two periods ended December 31, 2007 for the Conservative Allocation Fund, Moderate Allocation Fund, and Aggressive Allocation Fund. We have audited the statement of changes in net assets and financial highlights for the period ended December 31, 2007 for the Small Cap Value Fund, Small Cap Growth Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, and Target Retirement 2040 Fund. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Funds' financial highlights for the periods ended prior to December 31, 2004 were audited by other auditors whose report, dated February 13, 2004, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Money Market Fund, Bond Fund, Diversified Income Fund, High Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Value Fund, Mid Cap Growth Fund, International Stock Fund, Global Securities Fund, Small Cap Value Fund, Small Cap Growth Fund, Conservative Allocation Fund, Moderate Allocation Fund, Aggressive Allocation Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, and Target Retirement 2040 Fund as of December 31, 2007, the results of their operations for the year then ended, the changes in net assets and financial highlights for the indicated periods, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
February 19, 2008

--------------------------------------------------------------------------------

================================================================================
 OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

FUND EXPENSES PAID BY SHAREHOLDERS

As a shareholder of the funds, you pay no transaction costs, but do incur ongoing costs which include management fees; disinterested trustees fees; brokerage commissions and other expenses incurred in connection with the acquisition or disposition of investments; costs of borrowing money; expenses for independent audits, taxes, and extraordinary expenses as approved by a majority of the disinterested trustees. The examples in the table that follows are intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period ended December 31, 2007. Expenses paid during the period in the tables below are equal to each fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year (184), divided by 365 to reflect the one-half year period.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for the funds. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table for the fund you own under the heading entitled "Actual Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual returns of the funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the funds and other funds. To do so, compare the 5% hypothetical example of the funds you own with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

                                                                      ACTUAL                     HYPOTHETICAL
                                                            -------------------------      -----------------------
                                                                             EXPENSES                     EXPENSES
                                 BEGINNING       ANNUAL        ENDING          PAID           ENDING        PAID
                                  ACCOUNT       EXPENSE       ACCOUNT         DURING         ACCOUNT       DURING
FUND                              VALUE          RATIO         VALUE          PERIOD          VALUE        PERIOD
----                              -----          -----         -----          ------          -----        ------
Conservative Allocation          $1,000          0.21%      $1,015.40        $1.07         $1,024.15      $1.07
Moderate Allocation               1,000          0.22        1,003.50         1.11          1,024.10       1.12
Aggressive Allocation             1,000          0.21          993.30         1.06          1,024.15       1.07
Money Market                      1,000          0.46        1,022.80         2.35          1,022.89       2.35
Bond                              1,000          0.56        1,052.30         2.90          1,022.38       2.85
High Income                       1,000          0.76          995.10         3.82          1,021.37       3.87
Diversified Income                1,000          0.71        1,007.50         3.59          1,021.63       3.62
Large Cap Value                   1,000          0.61          952.40         3.00          1,022.13       3.11
Large Cap Growth                  1,000          0.81        1,049.60         4.18          1,021.12       4.13
Mid Cap Value                     1,000          1.02          925.30         4.95          1,020.06       5.19
Mid Cap Growth                    1,000          0.87          947.70         4.27          1,020.82       4.43
Small Cap Value(1)                1,000          1.04          896.80         4.97          1,019.96       5.30
Small Cap Growth(1)               1,000          1.04          949.80         5.11          1,019.96       5.30
Global Securities                 1,000          0.96          983.80         4.80          1,020.37       4.89
International Stock               1,000          1.20        1,028.40         6.14          1,019.16       6.11
Target Retirement 2020(2)         1,000          0.43          980.60         1.07          1,011.52       1.09
Target Retirement 2030(2)         1,000          0.44          974.90         1.10          1,011.49       1.12
Target Retirement 2040(2)         1,000          0.44          971.40         1.09          1,011.49       1.12

-------------------------------------------------------
(1) Commenced investment operations on May 1, 2007.
(2) Commenced investment operations on October 1, 2007.

--------------------------------------------------------------------------------
128

================================================================================
 OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

PLEASE NOTE THAT THE EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT YOUR ONGOING COSTS OF THE FUNDS AND DO NOT REFLECT ANY SEPARATE ACCOUNT FEES, CHARGES, OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACTS, OR RETIREMENT AND PENSION PLANS THAT USE THE FUNDS. IF THESE FEES, CHARGES OR EXPENSES WERE INCLUDED, YOUR COSTS WOULD HAVE BEEN HIGHER. Therefore, the information provided in the hypothetical example table is useful in comparing ongoing fund costs only, and will not help you determine the relative total costs of owning different funds.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available to shareholders at no cost on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. More information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by the Trust to vote proxies related to portfolio securities is available to shareholders at no cost on the SEC's website at www.sec.gov or by calling CUNA Mutual Insurance Society at 1-800-798-5500. The proxy voting records for the Trust for the most recent twelve-month period ended June 30 are available to shareholders at no cost on the SEC's website at www.sec.gov.

PROXY VOTING RESULTS

SPECIAL MEETINGS OF THE ULTRA SERIES FUND'S SMALL CAP VALUE AND SMALL CAP GROWTH FUNDS WERE HELD ON DECEMBER 28, 2007. THE RESULTS OF VOTING ARE REPORTED BELOW.

SMALL CAP VALUE FUND

PROPOSAL:

1. To approve an investment management agreement with respect to the Small Cap Value Fund between Ultra Series Fund and MEMBERS Capital Advisors, Inc.

    FOR      AGAINST      ABSTAIN
    ---      -------      -------
    % of Shares Voted (based on NAV)
    --------------------------------
    88.78%    5.79%        5.43%

SMALL CAP GROWTH FUND

PROPOSAL:

1. To approve an investment management agreement with respect to the Small Cap Growth Fund between Ultra Series Fund and MEMBERS Capital Advisors, Inc.

    FOR      AGAINST      ABSTAIN
    ---      -------      -------
    % of Shares Voted (based on NAV)
    --------------------------------
    99.17%   0.83%          0%

--------------------------------------------------------------------------------

================================================================================
 OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

BOARD OF TRUSTEES' APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

Under the Investment Company Act, each mutual fund's investment advisory agreement, and any subadvisory agreement, must be approved at least annually by the fund's board of trustees, including a majority of the trustees who are not "interested persons" under the Act.

The board of trustees of Ultra Series Fund's portfolios (the "Funds") reviews the performance of the Funds and their investment adviser and subadvisers at each regular board meeting, including appropriate comparative information. At these meetings, the board also receives updates concerning the investment strategies being pursued by the Funds, changes in the Funds' investment processes and portfolio management personnel, the expenses incurred by the Funds, and various other matters which may impact the Funds' performance and that of their investment adviser and subadvisers.

In addition, the board of trustees considers the formal approval of the Funds' investment advisory and subadvisory agreements at an in-person meeting held near the end of each year. The most recent such meeting was held November 29, 2007. The agreements which the trustees considered at this meeting pertained to 18 Funds. Six of these Funds are so-called "funds-of- funds" which invest in other mutual funds, including affiliated and unaffiliated funds. Of these six Funds (the "Funds-of- Funds"), three commenced operations on June 30, 2006, and three (the "Target Date Funds") commenced operations on October 1, 2007. In addition, two other Funds (the "Small Cap Funds") commenced operations on May 1, 2007.

Before the November 29 meeting, the board of trustees asked the Funds' investment adviser and subadvisers to provide written information addressing factors to be considered by the trustees in deciding whether or not to approve the agreements. In addition, counsel to the independent trustees provided the trustees with a memorandum reviewing their duties under the Investment Company Act and state law with respect to approval of the agreements. Before the November 29 meeting, the trustees and counsel also asked the adviser and subadvisers to expand upon certain of the written information they had provided, and they held a conference call with representatives of the adviser to discuss the information provided.

At the November 29 meeting, representatives of the investment adviser reviewed the written information it had provided and responded to further questions from trustees concerning this information and related matters. In addition, at this meeting representatives of each subadviser made presentations and responded to follow-up questions from trustees. After these presentations and discussions, the board of trustees unanimously approved the investment advisory agreement and each subadvisory agreement. In determining to approve these agreements, the board of trustees considered the following factors and reached the following conclusions:

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE INVESTMENT ADVISER AND
SUBADVISERS: The trustees received and considered a variety of information pertaining to the nature, extent and quality of the services provided by the investment adviser and subadvisers. This information included the professional qualifications and experience of the portfolio management teams for each Fund; the portfolio management processes utilized by these teams; the organization, resources and research capabilities of the investment management companies of which these teams are a part; and the investment adviser's and subadvisers' compliance, regulatory and litigation experience, their portfolio transaction execution policies and practices, and their policies and procedures for allocating transactions among accounts. In addition, the trustees considered information concerning the investment adviser's processes for monitoring and reviewing the subadvisers' performance and practices. After reviewing this information and discussing it with representatives of the investment adviser and subadvisers, the board of trustees concluded that it was generally satisfied with the nature, extent and quality of the services provided by the investment adviser and subadvisers, and that these services compare satisfactorily to those provided by others in the industry.

INVESTMENT PERFORMANCE OF THE FUNDS AND THEIR INVESTMENT ADVISER AND
SUBADVISERS: As noted above, the Funds' board of trustees reviews the performance of the Funds and their investment adviser and subadvisers at each regular board meeting held throughout the year. In addition, at the board's November 29 meeting, the trustees reviewed the performance of the Funds (other than the Target Date Funds, which had been in operation for only a brief period) compared to (i) the performance of such Funds' respective unmanaged benchmark indices, which also are used for comparative purposes in the Funds' annual and semi-annual reports to shareholders, and (ii) the performance of funds which Morningstar places in the same "style boxes" as are indicated by the respective Funds' names ("peer funds"). Morningstar, Inc., an investment research and reporting company, compiles and analyzes stock, mutual fund and variable annuity data, including performance ratings and rankings. The trustees also considered written discussions which the investment adviser and, in the case of the subadvised Funds, the subadvisers provided to them regarding the major elements of each Fund's investment strategy

--------------------------------------------------------------------------------
130

================================================================================
 OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

which contributed positively or negatively to the Fund's performance during the preceding year, as well as the steps which have been or will be taken in order to improve performance where appropriate.

Among other things, the trustees noted that out of the 13 Funds which had been in existence for a full year (i.e., the Funds other than the Small Cap Funds and the Target Date Funds), two Funds outperformed their respecting Morningstar peer group medians for the 12 months ended October 31, 2007, and an additional two Funds ranked in the middle third of their respective Morningstar peer groups. In addition, the trustees noted that of the remaining nine Funds, (i) all but one showed improved Morningstar performance for the three months ended October 31, 2007; (ii) four outperformed their benchmark indices on a gross-of-fees basis for the 12 months ended October 31, 2007; (iii) the subadviser for one was replaced during 2007 (Global Securities Fund); (iv) the investment mandate of another was changed during 2007 (Diversified Income Fund, formerly Balanced
Fund); and (v) the underperformance of another was attributable entirely to a single security (Bond Fund).

Based on the foregoing reviews, the trustees concluded that they were comfortable with the Funds' performance or with the steps which the investment adviser or subadviser is taking to improve their performance. The trustees also determined that they will closely monitor the progress of the lower performing Funds during the coming year.

COST OF SERVICES PROVIDED AND PROFITABILITY: At the November 29 meeting, the trustees reviewed written information prepared by the Funds' investment adviser setting forth, on a fund-by-fund basis, the adviser's pre-tax profitability under its investment advisory agreements with the Funds for the year ended September 30, 2007. This analysis did not include the Target Date Funds, which were not in operation during this period. The trustees also reviewed the methodology which the adviser used to allocate expenses for purposes of these profitability figures. In the course of their review, the trustees noted that some of the Funds were operated at a loss to the adviser. With respect to the other Funds, the trustees noted that the pre-tax margins reported by the adviser appeared reasonable and were substantially lower than the margins which have been upheld in reported judicial decisions concerning investment advisory fees.

The trustees also considered how each Fund's (including the Target Date Funds) total expense ratio compares to those of the other funds in its Morningstar peer group. Because the Funds are so-called "unitary fee" funds which pay a single fee which covers both investment advisory and most other administrative services, the trustees did not consider comparative Morningstar data pertaining to investment advisory fees standing alone. The trustees noted that one Fund's total expense ratio ranked in the first quintile of its Morningstar peer group (with the first quintile including the 20% of funds with the lowest expense ratios) and that 16 Funds ranked in the middle three quintiles.

In the case of the subadvised Funds, the trustees also considered information provided by the subadvisers concerning the management fees they charge to other comparable mutual funds and to other accounts with similar investment objectives and policies. The trustees concluded that the subadvisory fees borne by these Funds are generally comparable to those charged by the subadvisers to other comparable funds. They also concluded that where the fees charged to other, non-fund accounts with similar investment objectives and policies are lower than those charged to the Funds, the non-fund accounts generally require less work on the part of the subadviser due to less active cash flows, the absence of Investment Company Act regulatory requirements, and other factors.

The trustees noted that to the extent the Funds-of-Funds invest in affiliated underlying funds, the investment adviser receives advisory fees both from the affiliated funds and from the Funds-of-Funds which invest in them. The trustees were satisfied in this regard that the investment adviser provides services to the Funds-of-Funds which are separate from, and in addition to, the services which it provides to the affiliated underlying funds, thus justifying the second layer of advisory fees which is paid in such instances. The trustees also considered the investment adviser's explanation of how it allocates the Funds-of- Funds' investments as between affiliated funds and unaffiliated funds.

Based on all this information, the trustees concluded that the total expenses borne by the Funds are reasonable in relation to the services provided, and that the investment adviser's level of profitability from its advisory agreements with the Funds is well within reason.

ECONOMIES OF SCALE: The investment adviser provided the trustees with information concerning how large a Fund must be before the adviser begins to realize economies of scale under its management agreement. The investment adviser also noted that under its unitary fee agreement, economies of scale can change from year to year as the amounts charged by third-party service providers and borne by the adviser change. In addition, the adviser noted that the larger Funds' total expense ratios rank well in their Morningstar peer groups, and that their profitability to the adviser was generally in line

--------------------------------------------------------------------------------

================================================================================
 OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

with the prior year. Accordingly, the adviser did not recommend the institution of breakpoints in the Funds' management fee schedules at this time. The trustees, taking these factors into account and also noting that the adviser bears the risk of increases in third-party expenses under its unitary fee agreement, determined not to pursue breakpoints for the Funds at this time.

OTHER BENEFITS TO THE INVESTMENT ADVISER AND SUBADVISERS FROM THEIR RELATIONSHIPS WITH THE FUNDS: The trustees also considered the nature and extent of other benefits which may flow to the investment adviser and subadvisers from their relationships with the Funds. As discussed above, the trustees noted that to the extent the Funds-of-Funds invest in affiliated underlying funds, the fees which the investment adviser receives from the affiliated funds are increased. However, the trustees were satisfied that the investment adviser provides separate services for the two layers of fees which are paid in such instances. In addition, the trustees noted that the investment adviser has contractually agreed to "cap" each affiliated underlying fund's total expenses at a specified level at least through February 28, 2009, which reduces the impact of these two layers of fees.

The trustees also noted that the investment adviser and some subadvisers execute a portion of the Funds' portfolio transactions on a "soft dollar" basis, pursuant to which the adviser and subadvisers receive research services from or through the executing brokers. In connection with each regular board of trustees meeting, the trustees review a third-party evaluation of the quality of execution of the portfolio transactions executed by the investment adviser on behalf of the Funds. The trustees noted that these evaluations generally have indicated that the quality of the Funds' executions compares favorably with that of other mutual funds. The trustees also noted that the reported execution and soft dollar benefits received by the subadvisers were reasonable in light of the transactions each subadviser executes on behalf of the Funds. Finally, the trustees noted the investment adviser's and the subadvisers' representations that they seek to achieve "best execution" in executing all of the Funds' portfolio transactions, and that their soft dollar practices comply with applicable law. Based on these reviews, the trustees were satisfied with the quality of execution of the Funds' portfolio transactions, and they did not believe the soft dollar benefits received by the investment adviser and subadvisers were excessive.

Based on the foregoing information, the trustees concluded that while additional benefits flow to the investment adviser and subadvisers from their relationships with the Funds, the nature and extent of these additional benefits are not unreasonable when considered in the context of the overall services provided to, and fees received from, the Funds by these entities.

BOARD OF TRUSTEES CONCLUSION: After taking the foregoing information and the other information provided by the investment adviser and subadvisers into account, the board of trustees, acting in the exercise of its business judgment, unanimously approved the investment advisory agreement and the subadvisory agreements referred to above. In doing so, the board did not assign specific weights to the various factors considered, nor did it deem any one factor or set of factors to be decisive. Instead, it considered the total mix of information provided to it in reaching its decisions.

--------------------------------------------------------------------------------
132

================================================================================
 TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

Each trustee and officer oversees 32 portfolios in the fund complex, which consists of the Ultra Series Fund with 18 portfolios and the MEMBERS Mutual Funds with 14 portfolios. The address of each trustee and officer is 5910 Mineral Point Road, Madison WI 53705. The Statement of Additional Information, which includes additional information about the trustees and officers, is available at no cost on the SEC's web site at www.sec.gov or by calling CUNA Mutual Insurance Society at 1-800-798-5500.

NAME;
POSITION(S) HELD WITH THE FUND &                 PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS;
YEAR ELECTED(1); YEAR OF BIRTH                   OTHER OUTSIDE DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES AND OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------
David P. Marks, CFA                              CUNA Mutual Insurance Society: Chief Investment Officer (since 2005);
Trustee, President &                             MEMBERS Capital Advisors, Inc.: President (since 2005); CUNA Mutual Life
Principal Executive Officer (2006)               Insurance Company: Chief Investment Officer (2005-2007); Citigroup Insurance
1947                                             Investors: Chief Investment Officer (2004-2005); CIGNA Investments: Chief
                                                 Investment Officer, (2002-2004); Green Mountain Partners:
                                                 Partner (2001-2002); Allianz Investments: Chief Investment Officer, (1991-2001).
                                                 Other Directorships: CBRE Realty Finance
-----------------------------------------------------------------------------------------------------------------------------------
Lawrence R. Halverson, CFA                       MEMBERS Capital Advisors, Inc.: Managing Director, Equities (2006-2007),
Trustee (1997)                                   Senior Vice President-Equities (1996-2006).
Vice President (1988)                            Other Directorships: None
1945
-----------------------------------------------------------------------------------------------------------------------------------
Mary E. Hoffmann, CPA                            MEMBERS Capital Advisors, Inc.: Vice President-Finance and Operations (since
Treasurer (1999)                                 2006), Assistant Vice President-Finance and Operations (2001-2005) and
1970                                             Product Operations and Finance Manager (1998-2001).
                                                 Other Directorships: None
-----------------------------------------------------------------------------------------------------------------------------------
Holly S. Baggot                                  MEMBERS Capital Advisors, Inc.: Director, Mutual Fund Operations, (since
Secretary and Assistant Treasurer (2003)         2006), Operations Officer-Mutual Funds (2005-2006), and Senior Manager
1960                                             Product and Fund Operations (2001-2005).
                                                 Other Directorships: None
-----------------------------------------------------------------------------------------------------------------------------------
Dan P. Owens                                     MEMBERS Capital Advisors, Inc.: Director, Investment Operations, (since
Assistant Treasurer (2001)                       2006), Operations Officer-Investments (2005-2006), and Senior Manager
1966                                             Portfolio Operations (2001-2005).
                                                 Other Directorships: None
-----------------------------------------------------------------------------------------------------------------------------------
Molly Nelson                                     MEMBERS Capital Advisors, Inc.: Vice President and Chief Compliance Officer
Chief Compliance Officer (2005)                  (since 2005); Harris Associates L.P.: Chief Compliance Officer/Advisor
1962                                             (1985-2005).
                                                 Other Directorships: None
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
Rolf F. Bjelland, CLU                            Lutheran Brotherhood Mutual Funds: Chairman and President (1983-2002);
Chairman (2006)                                  Lutheran Brotherhood (now Thrivent Financial): Chief Investment Officer
Trustee (2003)                                   (1983-2002).
1938                                             Other Directorships: Regis Corp, Director (since 1982).
-----------------------------------------------------------------------------------------------------------------------------------
Linda S. Foltz, CPA                              Dougherty Consulting, LLC: President/Owner (since 2005); Direct Supply, Inc.:
Trustee (Nov. 2006)                              Executive Vice President of Corporate Development and Chief Financial Officer
1950                                             (1988-2005).
                                                 Other Directorships: Direct Supply, Inc., Director (since 2003).
-----------------------------------------------------------------------------------------------------------------------------------
Steven P. Riege                                  The Rgroup: Owner/President (since 2001); Robert W. Baird & Company: Senior
Trustee (2005)                                   Vice President Marketing and First Vice President Human Resources (1986-2001).
1954                                             Other Directorships: None
-----------------------------------------------------------------------------------------------------------------------------------
Richard E. Struthers                             Clearwater Capital Management: Chairman and Chief Executive Officer
Trustee (2004)                                   (since 1998); Park Nicollet Health Services: Director (since 2001) and
1952                                             Chairman, Finance and Investment Committee (since 2006); IAI Mutual Funds,
                                                 President and Director (1992-1997).
                                                 Other Directorships: None
-----------------------------------------------------------------------------------------------------------------------------------

(1) The board of trustees adopted term limits authorizing each independent trustee to serve in such capacity until reaching the age of 75.

--------------------------------------------------------------------------------

ITEM 2. CODE OF ETHICS.

As of the period ended December 31, 2007, Ultra Series Fund (also referred to herein as the "Registrant" or the "Trust") has adopted a code of ethics ("Code") that applies to the Trust's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's board of trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The name of the audit committee financial expert is Richard E. Struthers, who is an "independent" trustee for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)    Audit Fees
       ----------

       For the fiscal years ended December 31, 2007 and December 31, 2006, the aggregate fees for professional services rendered by Deloitte & Touche LLP ("Deloitte & Touche"), the Trust's independent public accountant, for the audit of the Trust's annual financial statements and services normally provided by such firm in connection with statutory and regulatory filings and engagements for such fiscal years, totaled $206,998 and $160,594, respectively.

(b)    Audit Related Fees
       ------------------

       For the fiscal years ended December 31, 2007 and December 31, 2006, the aggregate fees for professional services rendered by Deloitte & Touche for assurance and related services by such firm that were reasonably related to the performance of the audit of the Trust's annual financial statements other than those referenced in paragraph (a) above, totaled totaled $0 and $0, respectively.

(c)    Tax Fees
       --------

       For the fiscal years ended December 31, 2007 and December 31, 2006, the aggregate fees for professional services rendered by Deloitte and Touche for tax compliance, tax advice and tax planning for such fiscal years, totaled $8,700 and $2,721, respectively.

       Included in the scope of services comprising the fees disclosed under this Item 4(c) were the following services for the fiscal year ended December 31, 2007: review excise tax calculations and related distributions for the International Stock, High Income, Global Securities, Mid Cap Growth, Small Cap Growth, Small Cap Value, Conservative Allocation, Moderate Allocation, Aggressive Allocation, Target Retirement 2020, Target

       Retirement 2030 and Target Retirement 2040 Funds; and for the fiscal year ended December 31, 2006: review excise tax calculations and related distributions for the International Stock, High Income, Global Securities and Mid Cap Growth Funds.

(d)    All Other Fees
       --------------

       For the fiscal years ended December 31, 2007 and December 31, 2006, the aggregate fees for professional services rendered by Deloitte & Touche for products and services other than those reported in subparagraphs (a) through (c) of this Item 4, for such fiscal years, totaled $0 and $0, respectively.

(e)(1) Pursuant to Rule 2-01(c)(7) of Regulation S-X, the Registrant's Audit Committee has established pre-approval policies and procedures with respect to audit, audit-related, tax, and other non-audit services. In accordance with these policies, certain services have received the Audit Committee's general pre-approval, while other services must be specifically pre-approved.

(e)(2) The Audit Committee has pre-approved, as required by Rule
       2-01(c)(7)(i)(C) of Regulation S-X, 100% of the services described in this Item 4(b) through (d), which such services are described above.

(f)    Not Applicable.

(g) During the Trust's fiscal years ended December 31, 2007 and December 31, 2006, the aggregate non-audit fees billed by Deloitte & Touche for services rendered to the Trust (other than as already disclosed above) and to MEMBERS Capital Advisors, Inc. ("MCA"), the Trust's investment adviser, and to any entity controlling, controlled by, or under common control with MCA that provides ongoing services to the Trust, totaled $0 and $0, respectively.

(h) The Trust's Audit Committee has considered the provision of the non-audit services that were rendered to MCA, and any entity controlling, controlled by, or under common control with MCA that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph Rule 2-01(c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte & Touche's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Schedule I - Investments in Securities of Unaffiliated Issuers as of December 31, 2007 is included as part of the report to shareholders filed under Item 1 hereto.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES.

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not Applicable.

ITEM 11. CONTROLS AND PROCEDURES.

       (a) The President and Treasurer of the Trust have concluded that the Trust's Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

       (b) There have been no changes in the Trust's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Trust's internal control over financial reporting.

ITEM 12. EXHIBITS.

       (a)(1) Sarbanes-Oxley Code of Ethics. Incorporated by reference to Form N-CSR/A filed September 25, 2007 for period ended December 31, 2006.

       (a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002, are filed herewith.

       (b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, are filed herewith.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ULTRA SERIES FUND

BY:   /s/David P. Marks
      -----------------
      David P. Marks
      President

DATE: 02/19/08
      --------

       Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

BY:   /s/David P. Marks
      -----------------
      David P. Marks
      President, Ultra Series Fund

DATE: 02/19/08
      --------

BY:   /s/Mary E. Hoffmann
      -------------------
      Mary E. Hoffmann
      Treasurer, Ultra Series Fund

DATE: 02/19/08
      --------

                                 EXHIBIT INDEX

12(a)(1) Sarbanes-Oxley Code of Ethics. Incorporated by reference to Form
         N-CSR/A filed September 25, 2007 for period ended December 31, 2006.

12(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of
         2002, are filed herewith.

12(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, are filed herewith.